Prospectus

Investor and Service Class Shares

May 1, 2006

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Classic ProFunds

Bull

Mid-Cap

Small-Cap

Dow 30

OTC

Large-Cap Value

Large-Cap Growth

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

International

Europe 30

Ultra ProFunds

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraDow 30

UltraOTC

UltraInternational

UltraEmerging Markets

UltraJapan

Inverse ProFunds

Bear

Short Mid-Cap

Short Small-Cap

Short Dow 30

Short OTC

Short International

UltraBear

UltraShort Mid-Cap

UltraShort Small-Cap

UltraShort Dow 30

UltraShort OTC

UltraShort International

UltraShort Emerging Markets

UltraShort Japan

UltraSector ProFunds

Banks

Basic Materials

Biotechnology

Consumer Goods

Consumer Services

Financials

Health Care

Industrials

Internet

Leisure Goods

Mobile Telecommunications

Oil & Gas

Oil Equipment, Services & Distribution

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

Inverse Sector ProFunds

Short Oil & Gas

Short Precious Metals

Short Real Estate

Short Utilities

Currency/Bond Benchmarked ProFunds

U.S. Government Plus

Rising Rates Opportunity 10

Rising Rates Opportunity

Rising U.S. Dollar

Falling U.S. Dollar

Money Market ProFund

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2

4	ProFunds Overview
7	ProFunds Strategies and Risks
17	Classic ProFunds
18	Bull
19	Mid-Cap
20	Small-Cap
21	Dow 30
22	OTC
23	Large-Cap Value
24	Large-Cap Growth
25	Mid-Cap Value
26	Mid-Cap Growth
27	Small-Cap Value
28	Small-Cap Growth
29	International
30	Europe 30
31	Ultra ProFunds
32	UltraBull
33	UltraMid-Cap
34	UltraSmall-Cap
35	UltraDow 30
36	UltraOTC
37	UltraInternational
38	UltraEmerging Markets
39	UltraJapan
41	Inverse ProFunds
42	Bear
43	Short Mid-Cap
44	Short Small-Cap
45	Short Dow30
46	Short OTC
47	Short International
48	UltraBear
49	UltraShort Mid-Cap
50	UltraShort Small-Cap
51	UltraShort Dow 30
52	UltraShort OTC
53	UltraShort International
54	UltraShort Emerging Markets
55	UltraShort Japan
57	UltraSector ProFunds
58	Banks
59	Basic Materials
60	Biotechnology
61	Consumer Goods
62	Consumer Services
63	Financials
64	Health Care
65	Industrials
66	Internet
67	Leisure Goods
68	Mobile Telecommunications
69	Oil & Gas
70	Oil Equipment, Services & Distribution
71	Pharmaceuticals
72	Precious Metals
73	Real Estate
74	Semiconductor
75	Technology
76	Telecommunications
77	Utilities
79	Inverse Sector ProFunds
80	Short Oil & Gas
81	Short Precious Metals
82	Short Real Estate
83	Short Utilities
85	Currency/Bond Benchmarked ProFunds
86	U.S. Government Plus
87	Rising Rates Opportunity 10
88	Rising Rates Opportunity
89	Rising U.S. Dollar
90	Falling U.S. Dollar
91	Money Market ProFund
95	General ProFunds Information
99	Shareholder Services Guide
107	ProFunds Management
113	Financial Highlights

Except for Money Market ProFund, the ProFunds described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.1

Classic ProFunds

Classic ProFunds seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
Bull	S&P 500 Index®	Match (100%)	Diverse, widely traded, large capitalization
Mid-Cap	S&P MidCap 400TM Index	Match (100%)	Diverse, widely traded, mid-capitalization
Small-Cap	Russell 2000® Index	Match (100%)	Diverse, small capitalization
Dow 30	Dow Jones Industrial Average	Match (100%)	Diverse, widely traded, large capitalization
OTC	NASDAQ-100 Index®	Match (100%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
Large-Cap Value	S&P 500/Citigroup Value Index	Match (100%)	Diverse, widely traded, large capitalization
Large-Cap Growth	S&P 500/Citigroup Growth Index	Match (100%)	Diverse, widely traded, large capitalization
Mid-Cap Value	S&P MidCap 400/Citigroup Value Index	Match (100%)	Diverse, widely traded, mid-capitalization
Mid-Cap Growth	S&P MidCap 400/Citigroup Growth Index	Match (100%)	Diverse, widely traded, mid-capitalization
Small-Cap Value	S&P SmallCap 600/Citigroup Value Index	Match (100%)	Diverse, small capitalization
Small-Cap Growth	S&P SmallCap 600/Citigroup Growth Index	Match (100%)	Diverse, small capitalization
International	Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)	Match (100%)	Diverse securities representing approximately 85% of the total market capitalization of publicly traded companies in developed markets other than the U.S. and Canada
Europe 30	ProFunds Europe 30 Index	Match (100%)	Companies whose principal offices are located in European countries, whose securities are traded in the U.S.

Ultra ProFunds

Ultra ProFunds seek to provide daily investment results, before fees and expenses, that double (200%) the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
UltraBull	S&P 500 Index	Double (200%)	Diverse, widely traded, large capitalization
UltraMid-Cap	S&P MidCap 400 Index	Double (200%)	Diverse, widely traded, mid-capitalization
UltraSmall-Cap	Russell 2000 Index	Double (200%)	Diverse, small capitalization
UltraDow 30	Dow Jones Industrial Average	Double (200%)	Diverse, widely traded, large capitalization
UltraOTC	NASDAQ-100 Index	Double (200%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
UltraInternational	Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)	Double (200%)	Diverse securities representing approximately 85% of the total market capitalization of publicly traded companies in developed markets other than the U.S. and Canada
UltraEmerging Markets	The Bank of New York Emerging Markets 50 ADR Index	Double (200%)	Companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ
UltraJapan	Nikkei 225 Stock Average	Double (200%)	Large capitalization, widely traded Japanese stocks

[1]	A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. Non-money market ProFunds utilize the performance of an index, security or a multiple or inverse multiple thereof as their benchmark. For example, UltraBull ProFund has a daily benchmark of twice the daily price performance of the S&P 500 Index.

4	< ProFunds Overview

Inverse ProFunds

Inverse ProFunds seek to provide daily investment results, before fees and expenses, that either match (100%) or double (200%) the inverse (opposite) of the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
Bear	S&P 500 Index	100% of the Inverse	Diverse, widely traded, large capitalization
Short Mid-Cap	S&P MidCap 400 Index	100% of the Inverse	Diverse, widely traded, mid-capitalization
Short Small-Cap	Russell 2000 Index	100% of the Inverse	Diverse, small capitalization
Short Dow 30	Dow Jones Industrial Average	100% of the Inverse	Diverse, widely traded, large capitalization
Short OTC	NASDAQ-100 Index	100% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
Short International	Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)	100% of the Inverse	Diverse securities representing approximately 85% of the total market capitalization of publicly traded companies in developed markets other than the U.S. and Canada
UltraBear	S&P 500 Index	200% of the Inverse	Diverse, widely traded, large capitalization
UltraShort Mid-Cap	S&P MidCap 400 Index	200% of the Inverse	Diverse, widely traded, mid-capitalization
UltraShort Small-Cap	Russell 2000 Index	200% of the Inverse	Diverse, small capitalization
UltraShort Dow 30	Dow Jones Industrial Average	200% of the Inverse	Diverse, widely traded, large capitalization
UltraShort OTC	NASDAQ-100 Index	200% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
UltraShort International	Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)	200% of the Inverse	Diverse securities representing approximately 85% of the total market capitalization of publicly traded companies in developed markets other than the U.S. and Canada
UltraShort Emerging Markets	Bank of New York Emerging Markets 50 ADR Index	200% of the Inverse	Companies who have their primary equity listing on a stock exchange of an emerging market country and who also have depositary receipts that trade on a U.S. exchange or on the NASDAQ
UltraShort Japan	Nikkei 225 Stock Average	200% of the Inverse	Large capitalization, widely traded Japanese stocks

UltraSector ProFunds

UltraSector ProFunds seek to provide daily investment results, before fees and expenses, that correspond to one and one-half times (150%) the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
Banks	Dow Jones U.S. Banks Index	150%	Securities representing the banking industry in the U.S. equity market
Basic Materials	Dow Jones U.S. Basic Materials Index	150%	Securities within the basic materials sector in the U.S. equity market
Biotechnology	Dow Jones U.S. Biotechnology Index	150%	Securities representing the biotechnology industry in the U.S. equity market
Consumer Goods	Dow Jones U.S. Consumer Goods Index	150%	Securities within the consumer goods industry in the U.S. equity market
Consumer Services	Dow Jones U.S. Consumer Services Index	150%	Securities within the consumer services industry in the U.S. equity market
Financials	Dow Jones U.S. Financials Index	150%	Securities within the financial sector in the U.S. equity market
Health Care	Dow Jones U.S. Health Care Index	150%	Securities within the health care sector in the U.S. equity market
Industrials	Dow Jones U.S. Industrials Index	150%	Securities within the industrial sector in the U.S. equity market
Internet	Dow Jones Composite Internet Index	150%	U.S. equity securities of companies that generate the majority of their revenue from the Internet
Leisure Goods	Dow Jones U.S. Leisure Goods Index	150%	Securities representing the leisure goods industry in the U.S. equity market
Mobile Telecommunications	Dow Jones U.S. Mobile Telecommunications Index	150%	Securities representing the mobile telecommunications industry in the U.S. equity market
Oil & Gas	Dow Jones U.S. Oil & Gas Index	150%	Securities within the oil and gas sector in the U.S. equity market
Oil Equipment, Services & Distribution	Dow Jones U.S. Oil Equipment, Services & Distribution Index	150%	Securities representing the oil, equipment, services and distribution industry in the U.S. equity market
Pharmaceuticals	Dow Jones U.S. Pharmaceuticals Index	150%	Securities representing the pharmaceuticals industry in the U.S. equity market
Precious Metals	Dow Jones Precious Metals Index	150%	Securities of companies involved in the mining of precious metals
Real Estate	Dow Jones U.S. Real Estate Index	150%	Securities representing the real estate industry in the U.S. equity market
Semiconductor	Dow Jones U.S. Semiconductor Index	150%	Securities representing the semiconductor industry in the U.S. equity market
Technology	Dow Jones U.S. Technology Index	150%	Securities within the technology sector in the U.S. equity market
Telecommunications	Dow Jones U.S. Telecommunications Index	150%	Securities within the telecommunications sector in the U.S. equity market
Utilities	Dow Jones U.S. Utilities Index	150%	Securities within the utilities sector in the U.S. equity market

ProFunds Overview >	5

Inverse Sector ProFunds

Inverse Sector ProFunds seek to provide daily investment results, before fees and expenses, that match (100%) the inverse (opposite) of the daily price performance of an index.

ProFund	Index	Daily Benchmark	Types of Companies in Index
Short Oil & Gas	Dow Jones U.S. Oil & Gas Index	100% of the Inverse	Securities within the oil and gas sector in the U.S. equity market
Short Precious Metals	Dow Jones Precious Metals Index	100% of the Inverse	Securities of companies involved in the mining of precious metals
Short Real Estate	Dow Jones U.S. Real Estate Index	100% of the Inverse	Securities representing the real estate industry in the U.S. equity market
Short Utilities	Dow Jones U.S. Utilities Index	100% of the Inverse	Securities within the utilities sector in the U.S. equity market

Currency/Bond Benchmarked ProFunds

Currency/Bond Benchmarked ProFunds seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price performance, or the inverse daily price performance, or match (100%) the daily price performance, or the inverse daily price performance, of the most recently issued 10-year U.S. Treasury Note, 30-year U.S. Treasury Bond or their benchmark indexes.

ProFund	Security	Daily Benchmark	Description of Security or Index
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%	U.S. Treasury securities
Rising Rates Opportunity 10	Most recently issued 10-year U.S. Treasury Note	100% of the Inverse	U.S. Treasury securities
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse	U.S. Treasury securities
Rising U.S. Dollar	U.S. Dollar Index®	Match (100%)	The performance of the U.S. Dollar against the change in value of six foreign currencies
Falling U.S. Dollar	U.S. Dollar Index®	100% of the Inverse	The performance of the U.S. Dollar against the change in value of six foreign currencies

An investment in a ProFund is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds are not guaranteed to achieve their investment objectives, and an investment in a ProFund could lose money. No single ProFund is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

6	< ProFunds Overview

ProFunds Strategies and Risks

“In seeking to achieve each non-money market ProFund’s investment objective, ProFund Advisors takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of its benchmark.”

ProFunds Strategies and Risks >	7

ProFunds Strategies and Risks

Discussion of Principal Strategies

The following discussion of investment strategies covers all ProFunds, except Money Market ProFund which is described on page 91 of this Prospectus.

ProFunds are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each non-money market ProFund’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”):

>	uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund should hold to simulate the performance of its benchmark;
>	takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of the ProFund’s benchmark;
>	may not have investment exposure to all securities or components in the index underlying the ProFund’s benchmark, or the ProFund’s weighting of investment in such securities or industries may be different from that of the index;
>	may utilize a variety of securities and financial instruments in pursuing the ProFund’s investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;
>	seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund’s benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and
>	may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund’s benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund’s investment objective.

Each ProFund may substitute a different index or security for the index or security underlying its benchmark. Each ProFund does not seek to provide correlation with its benchmark over a period of time greater than one day. ProFund Advisors does not invest the assets of the ProFunds in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security, instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds. The investment objective of each ProFund is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, the following ProFunds seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks: all Mid-Cap, Small-Cap and Large-Cap ProFunds, Dow 30 ProFund, OTC ProFund, Europe 30 ProFund, UltraDow 30 ProFund, UltraOTC ProFund, UltraEmerging Markets ProFund, UltraJapan ProFund, Short Dow 30 ProFund, Short OTC ProFund, UltraShort Dow 30 ProFund, UltraShort OTC ProFund, UltraShort Emerging Markets ProFund, UltraShort Japan ProFund, U.S. Government Plus ProFund, and all UltraSector ProFunds and all Inverse Sector ProFunds. The investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds subject to this policy will provide shareholders with at least 60 days’ prior notice of any change in the policy.

Discussion of Principal Risks

Like all investments, investing in the ProFunds entails risks. Many factors affect the value of an investment in the ProFunds. The factors most likely to have a significant impact on each ProFund’s portfolio are called “principal risks.” The principal risks for each ProFund are identified in each ProFund’s description and are described below. A ProFund may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds, their investment strategies and related risks.

The following risks apply to the ProFunds, as noted:

Active Investor Risk (All ProFunds). ProFund Advisors expects a significant portion of the assets invested in the ProFunds to come from professional money managers and investors who use ProFunds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions which could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds may negatively impact a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds except Money Market ProFund). The ProFunds use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. The ProFunds’ investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Such instruments, particularly when used to create leverage, may expose the ProFunds to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund’s benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund’s position in a particular instrument when desired. These and other risks associated with such techniques are described elsewhere in this section, such as under liquidity risk, interest rate risk, credit risk and counterparty risk.

Concentration Risk (Dow 30, UltraDow 30, Short Dow 30, UltraShort Dow 30, all UltraSector ProFunds and all Inverse Sector

8	< ProFunds Strategies and Risks

ProFunds Strategies and Risks

ProFunds). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, particularly with respect to the UltraSector ProFunds, a fund may have significant exposure to an individual company that constitutes a significant portion of that fund’s benchmark index. As a result, such a fund will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index. Each of Large-Cap Value, Large-Cap Growth, International, UltraInternational, UltraEmerging Markets, Short Mid-Cap, Short Small-Cap, Short OTC, Short International, UltraShort Mid-Cap, UltraShort Small-Cap, UltraShort International, UltraShort Emerging Markets, UltraShort Japan and each Currency/Bond Benchmarked ProFund is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

Correlation Risk (All ProFunds except Money Market ProFund). A number of factors may affect a ProFund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund from achieving its investment objective. A number of factors may adversely affect a ProFund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A ProFund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund may invest in securities or financial instruments not included in the index underlying its benchmark. A ProFund may be subject to large movements of assets into and out of the ProFund, potentially resulting in the ProFund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the ProFunds’ ability to meet their daily investment objective on that day. Each Ultra, Inverse, UltraSector, Inverse Sector and Currency/Bond Benchmarked ProFund (excluding Falling U.S. Dollar ProFund and Rising Rates Opportunity 10 ProFund) seeks to rebalance its portfolio daily to keep leverage consistent with each Fund’s daily investment objective. Therefore, mathematical compounding may prevent these ProFunds from correlating with the monthly, quarterly, annual or other period performance of the index underlying their benchmarks or the inverse thereof, as appropriate.

Counterparty Risk (All ProFunds except Money Market ProFund). The ProFunds will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. ProFunds may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. ProFunds may obtain only limited recovery or may obtain no recovery in such circumstances. ProFunds typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality.

Credit Risk (All ProFunds). Credit risk is the risk that an issuer or guarantor of a security or a counterparty to a financial instrument may default on its payment obligations or experience a decline in credit quality. Changes in a debt issuer’s credit rating may affect a debt instrument’s value and, thus, impact Fund performance. ProFunds will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties to transactions in financial instruments. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

Debt Instrument Risk (Currency/Bond Benchmarked ProFunds and Money Market ProFund). Each ProFund may invest in debt instruments, and U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund, Rising Rates Opportunity ProFund, Rising U.S. Dollar ProFund, Falling U.S. Dollar ProFund and Money Market ProFund invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments fall when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk. Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds are inversely correlated to bond prices and will typically respond differently to the above factors than would a fund positively correlated to bond prices such as U.S. Government Plus ProFund and U.S. Government 30 ProFund.

Early Close/Trading Halt Risk (All ProFunds except Money Market ProFund). An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund being unable to buy or sell certain securities or financial instruments. In such circumstances, a ProFund may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

Equity Risk (All Classic, Ultra, Inverse, UltraSector and Inverse Sector ProFunds). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund to decrease. The Inverse ProFunds respond differently to these risks than funds that are positively correlated to the equity markets.

Foreign Currency Risk (International, Europe 30, UltraInternational, UltraEmerging Markets, Short International, UltraShort International, UltraShort Emerging Markets, Precious Metals UltraSector, Short Precious Metals, Rising U.S. Dollar and Falling U.S. Dollar ProFunds). Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

ProFunds Strategies and Risks >	9

ProFunds Strategies and Risks

Foreign Investment Risk (International, Europe 30, UltraInternational, UltraEmerging Markets, UltraJapan, UltraShort Japan, Short International, UltraShort International, UltraShort Emerging Markets, Precious Metals UltraSector, Short Precious Metals, Rising U.S. Dollar and Falling U.S. Dollar ProFunds). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, including the effects of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund may be impacted by fluctuations in foreign currencies, as described under Foreign Currency Risk above.

Foreign Money Market Instruments Risk (Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund). Investing in foreign money market instruments typically involves more risks than investing in U.S. money market instruments. These risks include those associated with the political, economic and social structures of foreign countries, the existence of less liquid markets with higher volatility than similar U.S. markets, and potentially higher transaction costs. General money market movements in any country where a ProFund has investments are likely to affect the value of the instruments the ProFund owns that are denominated in that country’s currency. These risks can increase the potential for losses in a ProFund and affect its share price.

Geographic Concentration Risk (Europe 30, UltraJapan, UltraShort Japan, Precious Metals UltraSector, Short Precious Metals, Rising U.S. Dollar and Falling U.S. Dollar ProFunds). Certain ProFunds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified Fund.

Growth Investing Risk (Large-Cap Growth, Mid-Cap Growth and Small-Cap Growth ProFunds). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Interest Rate Risk (Currency/Bond Benchmarked ProFunds and Money Market ProFund). Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for Rising Rates Opportunity and Rising Rate Opportunity 10 ProFunds. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity, Rising Rates Opportunity 10 and Falling U.S. Dollar ProFunds). ProFunds benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ProFund’s benchmark is increasing (gaining value) — a result that is the opposite from traditional mutual funds.

Leverage Risk (Ultra ProFunds, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort Dow 30 ProFund, UltraShort OTC ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Japan ProFund, UltraSector ProFunds, U.S. Government Plus and Rising Rates Opportunity ProFunds). Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ProFunds employ leverage, all of the ProFunds (except Money Market ProFund) may use leveraged investment techniques for investment purposes. The ProFunds that employ leverage will normally lose more money in adverse market environments than funds that do not employ leverage. A falling market is considered an adverse market environment for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds, U.S. Government Plus ProFund and Rising U.S. Dollar ProFund. A rising market is considered an adverse market environment for the Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Falling U.S. Dollar ProFund. Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund’s performance compared to the index underlying its benchmark than a fund that does not employ leverage. The following example illustrates this point:

Let’s say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to the daily performance of an index.	Fund B: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of an index.

On Day 1, each Fund’s benchmark index increases in value 1% which causes a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund’s benchmark index decreases in value 1% which causes a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder’s investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder’s investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder’s investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage.

Liquidity Risk (All ProFunds except Money Market ProFund). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds invest, the ProFunds might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund may also be illiquid. This may prevent the ProFunds from limiting losses, realizing gains, or from achieving a high (inverse) correlation with their underlying benchmark index or security. In addition, a ProFund may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Market Risk (All ProFunds). The ProFunds are subject to market risks that will affect the value of their shares, including, adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. The ProFunds, other than the Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity ProFund, Money Market ProFund and Rising Rates Opportunity 10 ProFund, should normally lose value on days when the index or security underlying their benchmark declines (adverse market conditions for these ProFunds). Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity

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and Rising Rates Opportunity 10 ProFund should lose value on days when the index or security underlying their benchmark increases (adverse market conditions for these ProFunds). The ProFunds seek to remain fully invested regardless of market conditions.

Mid-Cap Company Investment Risk (Mid-Cap, Mid-Cap Value, Mid-Cap Growth, UltraMid-Cap, Short Mid-Cap and UltraShort Mid-Cap ProFunds). Mid-cap company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Mid-Cap companies may have limited product lines or resources and may be dependant upon a particular market niche.

Non-Diversification Risk (All ProFunds except Money Market ProFund). The non-money market ProFunds have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of a ProFund more susceptible to a single economic, political or regulatory event than a diversified mutual fund might be. This risk may be particularly acute with respect to a ProFund whose index underlying its benchmark comprises a small number of stocks or other securities.

Portfolio Turnover Risk (All ProFunds except Money Market ProFund). Each Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may negatively impact performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Repurchase Agreement Risk (All ProFunds). Repurchase agreement risk is the risk that the counterparty to the repurchase agreement that sells the securities may default on its obligation to repurchase them. In this circumstance, a ProFund may lose money because it may not be able to sell the securities at the agreed-upon time and price, the securities may lose value before they can be sold, the selling institution may default or declare bankruptcy or the ProFund may have difficulty exercising rights to the collateral.

Short Sale Risk (Inverse ProFunds, Inverse Sector ProFunds, Rising Rates Opportunity and Rising Rates Opportunity 10 ProFunds). Selling short is a technique that may be employed by a ProFund to achieve investment exposure consistent with its investment objective. Short selling is accomplished by borrowing a security and then selling it. If a ProFund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund will incur a negative return (loss) on the transaction. The ProFunds’ use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund’s return or result in a loss. Entering into short positions through financial instruments such as futures, options, and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Small-Cap Company Investment Risk (Small-Cap, Small-Cap Value, Small-Cap Growth, UltraSmall-Cap, Short Small-Cap, UltraShort Small-Cap, UltraEmerging Markets and UltraShort Emerging Markets ProFunds). The risk of equity investing may be particularly acute for securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid, than the stocks of larger companies. Liquidating positions in small-cap companies could become difficult in turbulent market conditions. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Technology Investment Risk (OTC, UltraOTC, Short OTC, and UltraShort OTC ProFunds and Internet, Semiconductor and Technology UltraSector ProFunds). Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industries as a whole.

Value Investing Risk (Large-Cap Value, Mid-Cap Value and Small-Cap Value ProFunds). Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced or overvalued. “Value” stocks can react differently to issuer, political, market and economic developments than the market as a whole.

Volatility Risk (Ultra ProFunds, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort Dow 30 ProFund, UltraShort OTC ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Japan ProFund, UltraSector ProFunds, U.S. Government Plus and Rising Rates Opportunity ProFunds). The ProFunds most subject to volatility risk seek to provide a daily investment result that corresponds to a multiple or the inverse multiple of the performance of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

Tax Risk (Rising U.S. Dollar and Falling U.S. Dollar ProFunds). As a regulated investment company (“RIC”), a fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended. The Falling or Rising U.S. Dollar ProFund currently intends to take positions in financial instruments, including forward currency contracts, that, in combination, should have similar daily return characteristics the inverse of the U.S. Dollar Index. Although foreign currency gains currently constitute qualifying income, the Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Falling or Rising U.S. Dollar ProFund’s foreign currency-denominated positions as not qualifying income, and there is a remote possibility that such regulations might be applied retroactively, in which case the Falling or Rising U.S. Dollar ProFund might not qualify as a RIC for one or more years. Please see the Statement of Additional Information for more information on the qualifying income requirement.

Important Concepts and Definitions

This section describes important concepts and definitions that may be unfamiliar to an investor.

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>	Asset-Backed Securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.
>	Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government Securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.
>	Depositary Receipts (DRs) include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).
•	ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.
•	GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.
•	A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.
>	Equity Securities are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.
>	Financial Instruments The ProFunds (excluding Money Market ProFund) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures con tracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. The ProFunds (excluding Money Market ProFund) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.
>	Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.
>	Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.
>	Leveraged Investment Techniques Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.
>	Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.
>	Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.
>	Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.
>	Repurchase Agreements are contracts in which the seller of securities, usually U.S. Government Securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the ProFunds as a short-term investment vehicle for cash positions.
>	Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund’s investment objective, a ProFund may hold a representative sample of the components in the index underlying a ProFund’s benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.
>	Selling Short entails selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.
>	Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

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>	Swap Agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
>	U.S. Government Securities are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Index Information

A description of the indices currently underlying each ProFund’s benchmark are set forth below.

The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2006, the S&P 500 Index included companies with capitalizations between $815.2 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $24.2 billion.

The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted market capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of March 31, 2006, the S&P MidCap 400 Index included companies with capitalizations between $438.3 million and $16.1 billion. The average capitalization of the companies comprising the Index was approximately $3.1 billion.

The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000® Index or approximately 8% of the total market capitalization of the Russell 3000 Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of March 31, 2006, the Russell 2000 Index included companies with capitalizations between $19.6 million and $5.7 billion. The average capitalization of the companies comprising the Index was approximately $843.9 million.

The NASDAQ-100 Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of March 31, 2006, the NASDAQ-100 Index included companies with capitalizations between $3.7 billion and $281.2 billion. The average capitalization of the companies comprising the Index was approximately $21.2 billion.

The Dow Jones Industrial Average (“DJIA”) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks, instead, the index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire index is reviewed. As of March 31, 2006, the Dow Jones Industrial Average Index included companies with capitalizations between $12.0 billion and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $125.7 billion.

The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. As of March 31, 2006, the S&P 500/Citigroup Value Index included companies with capitalizations between $815.2 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $23.1 billion.

The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. As of March 31, 2006, the S&P 500/Citigroup Growth Index included companies with capitalizations between $1.7 billion and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $27.3 billion.

The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum. As of March 31, 2006, the S&P MidCap 400/Citigroup Value Index included companies with capitalizations between $438.3 million and $13.3 billion. The average capitalization of the companies comprising the Index was approximately $2.8 billion.

The S&P MidCap 400/Citigroup Growth Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum. As of March 31, 2006, the S&P MidCap 400/Citigroup Growth Index included companies with capitalizations between $590.3 million and $16.1 billion. The average capitalization of the companies comprising the Index was approximately $3.7 billion.

The S&P SmallCap 600/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float adjusted market

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capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2006, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $60.5 million and $4.6 billion. The average capitalization of the companies comprising the Index was approximately $944.4 million.

The S&P SmallCap 600/Citigroup Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non- mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of March 31, 2006, the S&P SmallCap 600/Citigroup Growth Index included companies with capitalizations between $108.9 million and $4.6 billion. The average capitalization of the companies comprising the Index was approximately $1.2 billion.

The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. As of May 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of March 31, 2006, market capitalization of the MSCI® EAFE® Index was not available for re-distribution.

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of March 31, 2006, the ProFunds Europe 30 Index included companies with capitalizations between $361.8 million and $233.7 billion. The average capitalization of the companies comprising the Index was approximately $69.4 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The Bank of New York Emerging Markets 50 ADR Index is a free-float adjusted capitalization-weighted index. The Index is designed to track the performance of a basket of companies who have their primary equity listing on a stock exchange of an emerging market country and who also have Depositary Receipts that trade on a U.S. exchange or on the NASDAQ. Securities eligible for inclusion in the Index are evaluated to ensure their overall consistency with the character, design and purpose of the Index which is to further its use as an effective benchmark. Decisions regarding additions to and removals from the Index are guided by certain pre-existing objective criteria. The Index is maintained by The Bank of New York. The Index currently consists of the following emerging market countries: Brazil, Korea, México, Taiwan, China, South Africa, India, Israel, Russia, Indonesia and Argentina. As of March 31, 2006, The Bank of New York Emerging Markets 50 ADR Index included companies with capitalizations between $4.0 billion and $38.5 billion. The average capitalization of the companies comprising the Index was approximately $12.5 billion.

The Nikkei 225 Stock Average (“Nikkei”) is a modified price-weighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei is calculated from the prices of the 225 Tokyo Stock Exchange (“TSE”) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index. As of March 31, 2006, the Nikkei 225 Stock Average included companies with capitalizations between $551.5 million and $197.1 billion. The average capitalization of the companies comprising the Index was approximately $13.5 billion.

The Dow Jones U.S. Banks Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks, engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of March 31, 2006, the Dow Jones U.S. Banks Index included companies with capitalizations between $339.5 million and $238.9 billion. The average capitalization of the companies comprising the Index was approximately $13.9 billion.

The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of March 31, 2006, the Dow Jones U.S. Basic Materials Index included companies with capitalizations between $110.9 million and $39.2 billion. The average capitalization of the companies comprising the Index was approximately $5.5 billion.

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engage in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of March 31, 2006, the Dow Jones U.S. Biotechnology Index included companies with capitalizations between $137.2 million and $89.8 billion. The average capitalization of the companies comprising the Index was approximately $6.1 billion.

The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of March 31, 2006, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $329.1 million and $122.0 billion. The average capitalization of the companies comprising the Index was approximately $7.1 billion.

The Dow Jones U.S. Consumer Goods Index measures the performance of consumer spending in the goods industry of the

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U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and non-durable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of March 31, 2006, the Dow Jones U.S. Consumer Goods Index included companies with capitalizations between $335.6 million and $189.5 billion. The average capitalization of the companies comprising the Index was approximately $8.0 billion.

The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of March 31, 2006, the Dow Jones U.S. Financials Index included companies with capitalizations between $295.7 million and $238.9 billion. The average capitalization of the companies comprising the Index was approximately $10.0 billion.

The Dow Jones U.S. Health Care Index measures the performance of the healthcare industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of March 31, 2006, the Dow Jones U.S. Health Care Index included companies with capitalizations between $137.2 million and $185.3 billion. The average capitalization of the companies comprising the Index was approximately $10.3 billion.

The Dow Jones U.S. Industrials Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of March 31, 2006, the Dow Jones U.S. Industrials Index included companies with capitalizations between $234.4 million and $368.9 billion. The average capitalization of the companies comprising the Index was approximately $7.2 billion.

The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce — companies that derive the majority of their revenues from providing goods and/or services through an open network, such as a web site. Internet Services — companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of March 31, 2006, the Dow Jones Composite Internet Index included companies with capitalizations between $201.3 million and $14.4 billion. The average capitalization of the companies comprising the Index was approximately $3.3 billion.

The Dow Jones U.S. Leisure Goods Index measures the performance of the leisure goods sector of the U.S. equity market. Component companies include manufacturers and distributors of consumer electronics, recreational products, toys and video/computer games. As of March 31, 2006, the Dow Jones U.S. Leisure Goods Index included companies with capitalizations between $366.4 million and $16.6 billion. The average capitalization of the companies comprising the Index was approximately $3.3 billion.

The Dow Jones U.S. Mobile Telecommunications Index measures the performance of the mobile telecommunications sector of the U.S. equity market. Component companies include the providers of mobile telephone services, including cellular telephone systems, and paging and wireless services. As of March 31, 2006, the Dow Jones U.S. Mobile Telecommunications Index included companies with capitalizations between $1.7 billion and $72.7 billion. The average capitalization of the companies comprising the Index was approximately $16.5 billion.

The Dow Jones U.S. Oil & Gas Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of March 31, 2006, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $682.8 million and $371.6 billion. The average capitalization of the companies comprising the Index was approximately $14.4 billion.

The Dow Jones U.S. Oil Equipment, Services & Distribution Index measures the performance of the oil drilling equipment and services sector of the U.S. equity market. Component companies include suppliers of equipment and services for oil field or platform users. As of March 31, 2006, the Dow Jones U.S. Oil Equipment, Services & Distribution Index included companies with capitalizations between $682.8 million and $74.6 billion. The average capitalization of the companies comprising the Index was approximately $7.8 billion.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of March 31, 2006, the Dow Jones U.S. Pharmaceuticals Index included companies with capitalizations between $336.8 million and $185.3 billion. The average capitalization of the companies comprising the Index was approximately $26.9 billion.

The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. It is a float-adjusted market-capitalization weighted index. As of March 31, 2006, the Dow Jones Precious Metals Index included companies with capitalizations between $293.8 million and $22.9 billion. The average capitalization of the companies comprising the Index was approximately $7.3 billion.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of March 31, 2006, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $520.4 million and $18.9 billion. The average capitalization of the companies comprising the Index was approximately $3.8 billion.

The Dow Jones U.S. Semiconductor Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and mother-boards. As of March 31, 2006, the Dow Jones U.S. Semiconductor Index included companies with capitalizations

ProFunds Strategies and Risks >	15

ProFunds Strategies and Risks

between $116.1 million and $113.8 billion. The average capitalization of the companies comprising the Index was approximately $5.9 billion.

The Dow Jones U.S. Technology Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of March 31, 2006, the Dow Jones U.S. Technology Index included companies with capitalizations between $116.1 million and $250.1 billion. The average capitalization of the companies comprising the Index was approximately $8.5 billion.

The Dow Jones U.S. Telecommunications Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of March 31, 2006, the Dow Jones U.S. Telecommunications Index included companies with capitalizations between $185.0 million and $106.2 billion. The average capitalization of the companies comprising the Index was approximately $22.2 billion.

The Dow Jones U.S. Utilities Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of March 31, 2006, the Dow Jones U.S. Utilities Index included companies with capitalizations between $906.1 million and $35.5 billion. The average capitalization of the companies comprising the Index was approximately $6.5 billion.

The US Dollar Index® (USDX®) is a geometric trade- weighted average of the US Dollar’s value against a basket of six major world currencies. Those currencies and their weightings are: Euro 57.6%; Japanese Yen 13.6%, British Pound 11.9%, Canadian dollar 9.1%; Swedish Krona 4.2% and Swiss Franc 3.6%. These weightings are currently fixed.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” and “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P MidCap 400/Citigroup Growth Index,” “S&P MidCap 400/Citigroup Value Index,” “S&P SmallCap 600/Citigroup” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial AverageTM,” “DJIA” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds. “Russell 2000®” and “Russell 3000®” are a trademark of the Frank Russell Company. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “New York Board of Trade®”, “NYBOT®”, “The U.S. Dollar Index®” and “USDX®” are trademarks or service marks of the Board of Trade of the City of New York, Inc. and are licensed for use by ProFunds. MSCI® EAFE® is a trademark of Morgan Stanley Capital International, Inc. “BNY”, “The Bank of New York Emerging Markets 50 ADR Index”, and “The Bank of New York ADR Index” are service marks of The Bank of New York and have been licensed for use for certain purposes by ProFunds. The ProFunds are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds.

Dow Jones does not:

>	Sponsor, endorse, sell or promote the ProFunds.
>	Recommend that any person invest in the ProFunds or any other securities.
>	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.
>	Have any responsibility or liability for the administration, management or marketing of the ProFunds.
>	Consider the needs of the ProFunds or the owners of the ProFunds in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

>	The results to be obtained by the ProFunds, the owner of the ProFunds or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;
>	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or
>	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds are not sponsored, endorsed, sold or promoted by Board of Trade of the City of New York, Inc. (“NYBOT”). NYBOT makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the NYBOT U.S. Dollar Index® to track market performance of any Funds. NYBOT’s only relationship to ProFunds is the commitment to license certain names and marks related to the NYBOT U.S. Dollar Index®, which is determined, composed and calculated without regard to the ProFunds. NYBOT has no obligation to take the needs of the ProFunds or the owners of the Funds into consideration in determining, composing or calculating the NYBOT U.S. Dollar Index®. NYBOT is not responsible for and has not participated in any determination or calculation made with respect to the issuance or redemption of the Funds. NYBOT has no obligation or liability in connection with the administration, purchase, sale, marketing, promotion or trading of the Funds.

NYBOT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE NYBOT U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. NYBOT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NYBOT® U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER, IN CONNECTION WITH THE PURCHASE, SALE OR TRADING OF ANY PRODUCT, OR FOR ANY OTHER USE. NYBOT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NYBOT U.S. DOLLAR INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYBOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

16	< ProFunds Strategies and Risks

Classic ProFunds may be appropriate for investors who:

>	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.
>	want to achieve investment results that correspond to the daily performance of a particular index.

Classic ProFunds

ProFund	Index	Daily Benchmark
Bull	S&P 500 Index	Match (100%)
Mid-Cap	S&P MidCap 400 Index	Match (100%)
Small-Cap	Russell 2000 Index	Match (100%)
Dow 30	Dow Jones Industrial Average	Match (100%)
OTC	NASDAQ-100 Index	Match (100%)
Large-Cap Value	S&P 500/Citigroup Value Index	Match (100%)
Large-Cap Growth	S&P 500/Citigroup Growth Index	Match (100%)
Mid-Cap Value	S&P MidCap 400/Citigroup Value Index	Match (100%)
Mid-Cap Growth	S&P MidCap 400/Citigroup Growth Index	Match (100%)
Small-Cap Value	S&P SmallCap 600/Citigroup Value Index	Match (100%)
Small-Cap Growth	S&P SmallCap 600/Citigroup Growth Index	Match (100%)
International	MSCI EAFE	Match (100%)
Europe 30	ProFunds Europe 30 Index	Match (100%)

Classic ProFunds >	17

Bull ProFund

Investment Objective

Bull ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

Principal Investment Strategy

Bull ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500 Index. Bull ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Bull ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

For more information on Bull ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Bull ProFund by showing the variability of Bull ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Bull ProFund for one quarter was 20.37% (quarter ended December 31, 1998) and the lowest return was –18.23% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				12/01/97
- Before Taxes	2.98%	-2.14%	1.77%
- After Taxes on Distributions	2.93%	-2.16%	1.69%
- After Taxes on Distributions and Sale of Shares	2.00%	-1.81%	1.48%
Service Class Shares (1)	1.92%	-3.07%	0.84%	12/01/97
S&P 500 Index (2)	4.91%	0.54%	4.73%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Bull ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BLPIX)	Service Class (BLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.70%	0.70%

Total Annual Fund Operating Expenses	1.45%	2.45%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Bull ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$148	$459	$792	$1,735
Service Class	$248	$764	$1,306	$2,786

18	< Bull ProFund

Mid-Cap ProFund

Investment Objective

Mid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index.

Principal Investment Strategy

Mid-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400 Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Mid-Cap ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Mid-Cap ProFund are active investor risk, counterparty risk, credit risk, market risk, early close/trading halt risk, portfolio turnover risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and mid-cap company investment risk.

For more information on Mid-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Mid-Cap ProFund by showing the variability of Mid-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mid-Cap ProFund for one quarter was 17.25% (quarter ended June 30, 2003) and the lowest return was –18.00% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
-Before Taxes	10.69%	8.02%
-After Taxes on Distributions	10.56%	7.94%
-After Taxes on Distributions and Sale of Shares	7.12%	6.91%
Service Class Shares (1)	9.56%	7.10%	09/04/01
S&P MidCap 400 Index (2)	12.56%	11.08%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Mid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.72%	0.72%

Total Annual Fund Operating Expenses	1.47%	2.47%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Mid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$150	$465	$803	$1,757
Service Class	$250	$770	$1,316	$2,806

Mid-Cap ProFund >	19

Small-Cap ProFund

Investment Objective

Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

Principal Investment Strategy

Small-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Russell 2000 Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Small-Cap ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Small-Cap ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and small-cap company investment risk.

For more information on Small-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Small-Cap ProFund by showing the variability of Small-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Small-Cap ProFund for one quarter was 21.69% (quarter ended June 30, 2003) and the lowest return was –20.43% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
-Before Taxes	2.52%	7.32%
-After Taxes on Distributions	2.52%	7.09%
-After Taxes on Distributions and Sale of Shares	1.64%	6.23%
Service Class Shares (1)	1.55%	6.21%	09/04/01
Russell 2000 Index (2)	4.63%	10.28%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Small-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.62%	0.62%

Total Annual Fund Operating Expenses	1.37%	2.37%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Small-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$139	$434	$750	$1,646
Service Class	$240	$739	$1,265	$2,706

20	< Small-Cap ProFund

Dow 30 ProFund

Investment Objective

Dow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Industrial Average (DJIA).

Principal Investment Strategy

Dow 30 ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the DJIA. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the DJIA and/or financial instruments that, in combination, have similar economic characteristics. Dow 30 ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Dow 30 ProFund will have industry concentrations to approximately the same extent as the DJIA.

Principal Risk Considerations

The principal risks of investing in Dow 30 ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk and repurchase agreement risk.

For more information on Dow 30 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Dow 30 ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Dow 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee        $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Dow 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

Dow 30 ProFund >	21

OTC ProFund

Investment Objective

OTC ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.

Principal Investment Strategy

OTC ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the NASDAQ-100 Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities traded on Nasdaq or another over-the-counter market and/or financial instruments that, in combination, have similar economic characteristics. OTC ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in OTC ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and technology investment risk.

For more information on OTC ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in OTC ProFund by showing the variability of OTC ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of OTC ProFund for one quarter was 34.57% (quarter ended December 31, 2001) and the lowest return was –36.65% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				08/07/00
- Before Taxes	0.57%	-7.29%	-14.36%
- After Taxes on Distributions	0.53%	-7.48%	-14.52%
- After Taxes on Distributions and Sale of Shares	0.43%	-6.14%	-11.54%
Service Class Shares (1)	-0.52%	-8.26%	-15.19%	08/07/00
NASDAQ-100 Index (2)	1.90%	-6.61%	-13.81%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of OTC ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (OTPIX)	Service Class (OTPSX)
Investment Advisory Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.70%	0.70%

Total Annual ProFund Operating Expenses	1.40%	2.40%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in OTC ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$143	$443	$766	$1,680
Service Class	$243	$748	$1,280	$2,736

22	< OTC ProFund

Large-Cap Value ProFund

Investment Objective

Large-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Value Index.

Principal Investment Strategy

Large-Cap Value ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Citigroup Value Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Large-Cap Value ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Large-Cap Value ProFund are active investor risk, counterparty risk, credit risk, early close/ trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and value investing risk.

For more information on Large-Cap Value ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Large-Cap Value ProFund by showing the variability of Large-Cap Value ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Large-Cap Value ProFund for one quarter was 17.91% (quarter ended June 30, 2003) and the lowest return was –6.36% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			10/01/02
- Before Taxes	3.61%	14.33%
- After Taxes on Distributions	3.54%	14.14%
- After Taxes on Distributions and Sale of Shares	2.45%	12.33%
Service Class Shares (1)	2.58%	13.26%	10/01/02
S&P 500/Citigroup Value Index (2)	5.85%	17.87%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Large-Cap Value ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (LVPIX)	Service Class (LVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.82%	0.82%

Total Annual Fund Operating Expenses	1.57%	2.57%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Large-Cap Value ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$160	$496	$855	$1,867
Service Class	$260	$799	$1,365	$2,905

Large-Cap Value ProFund >	23

Large-Cap Growth ProFund

Investment Objective

Large-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Growth Index.

Principal Investment Strategy

Large-Cap Growth ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Citigroup Growth Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Large-Cap Growth ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Large-Cap Growth ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and growth investing risk.

For more information on Large-Cap Growth ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Large-Cap Growth ProFund by showing the variability of Large-Cap Growth ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Large-Cap Growth ProFund for one quarter was 11.60% (quarter ended June 30, 2003) and the lowest return was –5.43% (quarter ended September 30, 2004).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			10/01/02
- Before Taxes	1.65%	8.64%
- After Taxes on Distributions	1.65%	8.42%
- After Taxes on Distributions and Sale of Shares	1.07%	7.34%
Service Class Shares (1)	0.65%	7.67%	10/01/02
S&P 500/Citigroup Growth Index (2)	4.01%	11.59%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Large-Cap Growth ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (LGPIX)	Service Class (LGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.80%	0.80%

Total Annual Fund Operating Expenses	1.55%	2.55%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Large-Cap Growth ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$490	$845	$1,845
Service Class	$258	$793	$1,355	$2,885

24	< Large-Cap Growth ProFund

Mid-Cap Value ProFund

Investment Objective

Mid-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Value Index.

Principal Investment Strategy

Mid-Cap Value ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Citigroup Value Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Mid-Cap Value ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Mid-Cap Value ProFund are active investor risk, counterparty risk, credit risk, early close/ trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, mid-cap company investment risk and value investing risk.

For more information on Mid-Cap Value ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Mid-Cap Value ProFund by showing the variability of Mid-Cap Value ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mid-Cap Value ProFund for one quarter was 18.00% (quarter ended June 30, 2003) and the lowest return was –19.68% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	9.58%	9.28%
- After Taxes on Distributions	8.82%	8.79%
- After Taxes on Distributions and Sale of Shares	6.98%	7.80%
Service Class Shares (1)	8.56%	8.25%	09/04/01
S&P MidCap 400/Citigroup Value Index (2)	11.58%	13.14%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Mid-Cap Value ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (MLPIX)	Service Class (MLPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Mid-Cap Value ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$153	$474	$818	$1,791
Service Class	$253	$779	$1,331	$2,836

Mid-Cap Value ProFund >	25

Mid-Cap Growth ProFund

Investment Objective

Mid-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Growth Index.

Principal Investment Strategy

Mid-Cap Growth ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Citigroup Growth Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Mid-Cap Growth ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Mid-Cap Growth ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, mid-cap company investment risk and growth investing risk.

For additional information on Mid-Cap Growth ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Mid-Cap Growth ProFund by showing the variability of Mid-Cap Growth ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mid-Cap Growth ProFund for one quarter was 15.07% (quarter ended June 30, 2003) and the lowest return was –15.84% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	11.42%	5.42%
- After Taxes on Distributions	11.42%	5.37%
- After Taxes on Distributions and Sale of Shares	7.42%	4.63%
Service Class Shares (1)	10.29%	4.38%	09/04/01
S&P MidCap 400/Citigroup Growth Index (2)	13.58%	8.92%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Mid-Cap Growth ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (MGPIX)	Service Class (MGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.84%	0.84%

Total Annual Fund Operating Expenses	1.59%	2.59%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Mid-Cap Growth ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$162	$502	$866	$1,889
Service Class	$262	$805	$1,375	$2,925

26	< Mid-Cap Growth ProFund

Small-Cap Value ProFund

Investment Objective

Small-Cap Value ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

Principal Investment Strategy

Small-Cap Value ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Citigroup Value Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Small-Cap Value ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Small-Cap Value ProFund are active investor risk, counterparty risk, credit risk, early close/ trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, small-cap company investment risk and value investing risk.

For more information on Small-Cap Value ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Small-Cap Value ProFund by showing the variability of Small-Cap Value ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Small-Cap Value ProFund for one quarter was 21.44% (quarter ended June 30, 2003) and the lowest return was –23.88% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	3.74%	7.97%
- After Taxes on Distributions	3.74%	7.90%
- After Taxes on Distributions and Sale of Shares	2.43%	6.86%
Service Class Shares (1)	2.81%	6.90%	09/04/01
S&P SmallCap 600/Citigroup Value Index (2)	6.26%	11.83%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Small-Cap Value ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SVPIX)	Service Class (SVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.84%	0.84%

Total Annual Fund Operating Expenses	1.59%	2.59%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Small-Cap Value ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$162	$502	$866	$1,889
Service Class	$262	$805	$1,375	$2,925

Small-Cap Value ProFund >	27

Small-Cap Growth ProFund

Investment Objective

Small-Cap Growth ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.

Principal Investment Strategy

Small-Cap Growth ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Citigroup Growth Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Small-Cap Growth ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Small-Cap Growth ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, small-cap company investment risk and growth investing risk.

For more information on Small-Cap Growth ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Small-Cap Growth ProFund by showing the variability of Small-Cap Growth ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Small-Cap Growth ProFund for one quarter was 16.53% (quarter ended June 30, 2003) and the lowest return was –16.40% (quarter ended
September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	7.41%	8.98%
- After Taxes on Distributions	7.41%	7.94%
- After Taxes on Distributions and Sale of Shares	4.82%	7.02%
Service Class Shares (1)	6.38%	8.03%	09/04/01
S&P SmallCap 600/Citigroup Growth Index (2)	9.27%	12.06%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Small-Cap Growth ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SGPIX)	Service Class (SGPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.80%	0.80%

Total Annual Fund Operating Expenses	1.55%	2.55%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Small-Cap Growth ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$490	$845	$1,845
Service Class	$258	$793	$1,355	$2,885

28	< Small-Cap Growth ProFund

International ProFund

Investment Objective

International ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

International ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MSCI EAFE futures contracts traded in the United States.

Principal Investment Strategy

International ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the daily performance of the MSCI EAFE Index. International ProFund may use sampling techniques in seeking its objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. International ProFund will have industry concentrations to approximately the same extent as its Index. The International ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark.

Principal Risk Considerations

The principal risks of investing in International ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, foreign currency risk, foreign investment risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, and repurchase agreement risk.

For more information on International ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

International ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of International ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee          $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%
Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in International ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

International ProFund >	29

Europe 30 ProFund

Investment Objective

Europe 30 ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

Principal Investment Strategy

Europe 30 ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the ProFunds Europe 30 Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Europe 30 ProFund may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Europe 30 ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, repurchase agreement risk, foreign investment risk and foreign currency risk. Europe 30 ProFund will have industry concentrations to approximately the same extent as the Index underlying its benchmark.

European companies could be negatively impacted by such factors as regional economic downturns, policies adopted in the European Economic and Monetary Union, or difficulties with certain countries, particularly those in Eastern Europe, implementing significant free market economic reforms.

For more information on Europe 30 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Europe 30 ProFund by showing the variability of Europe 30 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Please note that the performance information below reflects performance during a period (prior to September 4, 2001) when Europe 30 ProFund pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to twice (200%) the daily performance of a different benchmark index, the ProFunds Europe Index (“PEI”). The PEI averaged, on an equal-weighted basis, the daily U.S. dollar results of three European stock indices: the Financial Times Stock Exchange 100 Index, the DeutscheAktien Index and the CAC-40.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Europe 30 ProFund for one quarter was 20.33% (quarter ended December 31, 2003) and the lowest return was –29.62% (quarter ended March 31, 2001).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				03/15/99
- Before Taxes	7.60%	-6.66%	-6.28%
- After Taxes on Distributions	7.58%	-6.68%	-7.24%
- After Taxes on Distributions and Sale of Shares	4.94%	-5.55%	-5.65%
Service Class Shares (1)	6.60%	-6.03%	-6.02%	03/15/99
Dow Jones STOXX 50 Index (2)(3)	8.44%	1.48%	4.02%
ProFunds Europe 30 Index (3)	8.00%	-0.68%	1.20%

(1)	Reflects no deduction for taxes. (2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks. Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. (3) Reflects no deduction for fees, expenses or taxes. Does not reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Europe 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UEPIX)	Service Class (UEPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.76%	0.76%

Total Annual ProFund Operating Expenses	1.51%	2.51%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Europe 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$154	$477	$824	$1,802
Service Class	$254	$782	$1,335	$2,846

30	< Europe 30 ProFund

Ultra ProFunds may be appropriate for investors who:

>	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.
>	believe that the value of a particular index will increase, and that by investing with the objective of doubling the index’s daily return they will achieve superior results.
>	are seeking to correspond to an index’s daily return with half the investment required of a conventional index fund.

Ultra ProFunds

ProFund	Index	Daily Benchmark
UltraBull	S&P 500 Index	Double (200%)
UltraMid-Cap	S&P MidCap 400 Index	Double (200%)
UltraSmall-Cap	Russell 2000 Index	Double (200%)
UltraDow 30	Dow Jones Industrial Average	Double (200%)
UltraOTC	NASDAQ-100 Index	Double (200%)
UltraInternational	MSCI EAFE	Double (200%)
UltraEmerging Markets	Bank of New York Emerging Markets 50 ADR	Double (200%)
UltraJapan	Nikkei 225 Stock Average	Double (200%)

Ultra ProFunds >	31

UltraBull ProFund

Investment Objective

UltraBull ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index.

If UltraBull ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraBull ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 Index. UltraBull ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in UltraBull ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

For more information on UltraBull ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraBull ProFund by showing the variability of UltraBull ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraBull ProFund for one quarter was 41.34% (quarter ended December 31, 1998) and the lowest return was –34.88% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				11/27/97
- Before Taxes	2.84%	-7.35%	-0.86%
- After Taxes on Distributions	2.80%	-7.37%	-0.93%
- After Taxes on Distributions and Sale of Shares	1.90%	-6.09%	-0.75%
Service Class Shares (1)	1.81%	-8.17%	-1.77%	11/27/97
S&P 500 Index (2)	4.91%	0.54%	4.98%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraBull ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (ULPIX)	Service Class (ULPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.69%	0.69%

Total Annual Fund Operating Expenses	1.44%	2.44%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraBull ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$147	$456	$787	$1,724
Service Class	$247	$761	$1,301	$2,776

32	< UltraBull ProFund

UltraMid-Cap ProFund

Investment Objective

UltraMid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If UltraMid-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraMid-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. UltraMid-Cap ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in UltraMid-Cap ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and mid-cap company investment risk.

For more information on UltraMid-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraMid-Cap ProFund by showing the variability of UltraMid-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraMid-Cap ProFund for one quarter was 35.62% (quarter ended June 30, 2003) and the lowest return was –34.31% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Year	Since Inception	Inception Date
Investor Class Shares				02/07/00
- Before Taxes	18.52%	5.76%	6.57%
- After Taxes on Distributions	18.52%	5.76%	6.57%
- After Taxes on Distributions and Sale of Shares	12.04%	4.97%	5.70%
Service Class Shares (1)	17.29%	4.78%	5.55%	02/07/00
S&P MidCap 400 Index (2)	12.56%	8.61%	10.10%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraMid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UMPIX)	Service Class (UMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.74%	0.74%

Total Annual Fund Operating Expenses	1.49%	2.49%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraMid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$152	$471	$813	$1,779
Service Class	$252	$776	$1,326	$2,826

UltraMid-Cap ProFund >	33

UltraSmall-Cap ProFund

Investment Objective

UltraSmall-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If UltraSmall-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraSmall-Cap ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. UltraSmall-Cap ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in UltraSmall-Cap ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and small-cap company investment risk.

For more information on UltraSmall-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraSmall-Cap ProFund by showing the variability of UltraSmall-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraSmall-Cap ProFund for one quarter was 48.14% (quarter ended June 30, 2003) and the lowest return was –40.18% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2005	One Year	Five Year	Since Inception	Inception Date
Investor Class Shares				02/07/00
- Before Taxes	0.07%	4.17%	-2.73%
- After Taxes on Distributions	-0.05%	4.15%	-2.75%
- After Taxes on Distributions and Sale of Shares	0.09%	3.58%	-2.31%
Service Class Shares (1)	-0.95%	3.16%	-3.68%	02/07/00
Russell 2000 Index (2)	4.63%	8.29%	5.48%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraSmall-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UAPIX)	Service Class (UAPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.66%	0.66%

Total Annual Fund Operating Expenses	1.41%	2.41%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraSmall-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$144	$446	$771	$1,691
Service Class	$244	$751	$1,285	$2,746

34	< UltraSmall-Cap ProFund

UltraDow 30 ProFund

Investment Objective

UltraDow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Dow Jones Industrial Average (DJIA).

If UltraDow 30 ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the DJIA when the DJIA rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the DJIA when the DJIA declines on a given day.

Principal Investment Strategy

UltraDow 30 ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the DJIA. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the DJIA and/or financial instruments that, in combination, have similar economic characteristics. UltraDow 30 ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. UltraDow 30 ProFund will have industry concentrations to approximately the same extent as the DJIA.

Principal Risk Considerations

The principal risks of investing in UltraDow 30 ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

For more information on UltraDow 30 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraDow 30 ProFund by showing the variability of UltraDow 30 ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraDow 30 ProFund for one quarter was 26.59% (quarter ended December 31, 2003) and the lowest return was –10.13% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			06/03/02
- Before Taxes	-3.16%	1.88%
- After Taxes on Distributions	-3.29%	1.81%
- After Taxes on Distributions and Sale of Shares	-1.88%	1.59%
Service Class Shares (1)	-4.08%	1.01%	06/03/02
DJIA (2)	1.72%	5.12%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraDow 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UDPIX)	Service Class (UDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.76%	0.76%

Total Annual Fund Operating Expenses	1.51%	2.51%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraDow 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$154	$477	$824	$1,802
Service Class	$254	$782	$1,335	$2,846

UltraDow 30 ProFund >	35

UltraOTC ProFund

Investment Objective

UltraOTC ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If UltraOTC ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraOTC ProFund takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities traded on Nasdaq or another over-the-counter market and/or financial instruments that, in combination, have similar economic characteristics. UltraOTC ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in UltraOTC ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on UltraOTC ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraOTC ProFund by showing the variability of UltraOTC ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraOTC ProFund for one quarter was 126.35% (quarter ended December 31, 1999) and the lowest return was –62.35% (quarter ended December 31, 2000).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				12/01/97
- Before Taxes	-3.02%	-26.52%	-9.46%
- After Taxes on Distributions	-3.02%	-26.52%	-9.90%
- After Taxes on Distributions and Sale of Shares	-1.96%	-19.79%	-7.13%
Service Class Shares (1)	-3.99%	-27.07%	-10.16%	12/01/97
NASDAQ-100 Index (2)	1.90%	-6.61%	5.52%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraOTC ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UOPIX)	Service Class (UOPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.63%	0.63%

Total Annual Fund Operating Expenses	1.38%	2.38%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraOTC ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$140	$437	$755	$1,657
Service Class	$241	$742	$1,270	$2,716

36	< UltraOTC ProFund

UltraInternational ProFund

Investment Objective

UltraInternational ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

UltraInternational ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MSCI EAFE futures contracts traded in the United States. If UltraInternational ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any increase in the daily performance of the related futures contracts. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any decrease in the daily performance of the related futures contracts when they decline on a given day.

Principal Investment Strategy

UltraInternational ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the daily performance of the Index. The UltraInternational ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. UltraInternational ProFund will have industry concentrations to approximately the same extent as its Index. The UltraInternational ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark.

Principal Risk Considerations

The principal risks of investing in UltraInternational ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, foreign currency risk, foreign investment risk, leverage risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, repurchase agreement risk and volatility risk.

For more information on UltraInternational ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

UltraInternational ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraInternational ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UNPIX)	Service Class (UNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraInternational ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

UltraInternational ProFund >	37

UltraEmerging Markets ProFund

Investment Objective

UltraEmerging Markets ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

If UltraEmerging Markets ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Bank of New York Emerging Markets 50 ADR Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

UltraEmerging Markets ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the daily performance of the Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics as the Index. UltraEmerging Markets ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. UltraEmerging Markets ProFund will have industry concentrations to approximately the same extent as its Index. The UltraEmerging Markets ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark.

Principal Risk Considerations

The principal risks of investing in UltraEmerging Markets ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, foreign currency risk, foreign investment risk, leverage risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, repurchase agreement risk and small cap company investment risk.

In addition to the risks noted above, the UltraEmerging Markets ProFund is subject to additional risks specific to its investment in securities of issuers based in countries with developing economies. Investing in such emerging market securities imposes risks different from, or greater than, the risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, the risks associated with investing in a narrowly defined geographic area and in foreign securities (discussed above under “Geographic Concentration Risk” and “Foreign Investment Risk” and “Foreign Currency Risk,” respectively) are generally more pronounced with respect to investments in emerging market countries.

For more information on UltraEmerging Markets ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

UltraEmerging Markets ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraEmerging Markets ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UUPIX)	Service Class (UUPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraEmerging Markets ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

38	< UltraEmerging Markets ProFund

UltraJapan ProFund

Investment Objective

UltraJapan ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Nikkei 225 Stock Average.

The UltraJapan ProFund seeks to provide a return consistent with an investment in the component equities in the Nikkei 225 Stock Average hedged to U.S. dollars.

UltraJapan ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with twice the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States. If UltraJapan ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the daily performance of the related futures contracts. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the related futures contracts when they decline on a given day.

Principal Investment Strategy

UltraJapan ProFund invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the Nikkei 225 Stock Average (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities of Japanese companies and/or financial instruments that, in combination, have similar economic characteristics. UltraJapan ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in UltraJapan ProFund are active investor risk, counterparty risk, credit risk, early close/ trading halt risk, portfolio turnover risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, repurchase agreement risk, volatility risk, and foreign investment risk.

UltraJapan ProFund is also subject to valuation time risk. UltraJapan ProFund generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Index. The Index is determined prior to the opening of the New York Stock Exchange. As a result, the daily performance of UltraJapan ProFund may vary significantly from two times the closing performance of the Index. However, ProFund Advisors believes that over time UltraJapan ProFund’s performance will correlate with the movement of the Index. To the extent the UltraJapan ProFund is invested in non-U.S. dollar denominated instruments, the Advisor may employ strategies intended to minimize the impact of foreign currency fluctuations. If the Advisor’s strategies do not work as anticipated, the UltraJapan ProFund may not achieve its investment objective.

For more information on UltraJapan ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraJapan ProFund by showing the variability of UltraJapan ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraJapan ProFund for one quarter was 40.58% (quarter ended September 30, 2005) and the lowest return was –44.15% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				02/07/00
- Before Taxes	90.57%	-0.33%	-12.40%
- After Taxes on Distributions	90.57%	-0.34%	-12.75%
- After Taxes on Distributions and Sale of Shares	58.87%	-0.29%	-10.13%
Service Class Shares (1)	88.75%	-1.33%	-13.28%	02/07/00
Nikkei 225 Stock Average —USD Terms (2)	23.62%	3.43%	-4.10%
Nikkei 225 Stock Average —Local (Yen) Terms (2)	41.53%	4.07%	-2.74%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraJapan ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UJPIX)	Service Class (UJPSX)
Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.65%	0.65%

Total Annual Fund Operating Expenses	1.55%	2.55%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraJapan ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$158	$490	$845	$1,845
Service Class	$258	$793	$1,355	$2,885

UltraJapan ProFund >	39

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40

Inverse ProFunds may be appropriate for investors who:

>	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.
>	expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.
>	are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

Inverse ProFunds

ProFund	Index	Daily Benchmark
Bear	S&P 500 Index	100% of the Inverse
Short Mid-Cap	S&P MidCap 400 Index	100% of the Inverse
Short Small-Cap	Russell 2000 Index	100% of the Inverse
Short Dow 30	Dow Jones Industrial Average	100% of the Inverse
Short OTC	NASDAQ-100 Index	100% of the Inverse
Short International	MSCI EAFE	100% of the Inverse
UltraBear	S&P 500 Index	200% of the Inverse
UltraShort Mid-Cap	S&P MidCap 400 Index	200% of the Inverse
UltraShort Small-Cap	Russell 2000 Index	200% of the Inverse
UltraShort Dow 30	Dow Jones Industrial Average	200% of the Inverse
UltraShort OTC	NASDAQ-100 Index	200% of the Inverse
UltraShort International	MSCI EAFE	200% of the Inverse
UltraShort Emerging Markets	Bank of New York Emerging Markets 50 ADR Index	200% of the Inverse
UltraShort Japan	Nikkei 225 Stock Average	200% of the Inverse

Inverse ProFunds >	41

Bear ProFund

Investment Objective

Bear ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If Bear ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Bear ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Bear ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk and repurchase agreement risk.

For more information on Bear ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Bear ProFund by showing the variability of Bear ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Bear ProFund for one quarter was 17.69% (quarter ended September 30, 2002) and the lowest return was –17.06% (quarter ended December 31, 1998).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				12/30/97
- Before Taxes	-1.11%	-1.43%	-3.29%
- After Taxes on Distributions	-1.81%	-1.57%	-4.42%
- After Taxes on Distributions and Sale of Shares	-0.72%	-1.29%	-3.41%
Service Class Shares (1)	-2.07%	-2.41%	-4.21%	12/30/97
S&P 500 Index (2)	4.91%	0.54%	4.81%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Bear ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BRPIX)	Service Class (BRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.81%	0.81%

Total Annual Fund Operating Expenses	1.56%	2.56%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Bear ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$159	$493	$850	$1,856
Service Class	$259	$796	$1,360	$2,895

42	< Bear ProFund

Short Mid-Cap ProFund

Investment Objective

Short Mid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P MidCap 400 Index.

If Short Mid-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P MidCap 400 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Mid-Cap ProFund invests in financial instruments that should have similar daily return characteristics as the inverse of the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Short Mid-Cap ProFund are active investor risk, counterparty risk, credit risk, early close/ trading halt risk, portfolio turnover risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and mid-cap company investment risk.

For more information on Short Mid-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Short Mid-Cap ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Short Mid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Mid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

Short Mid-Cap ProFund >	43

Short Small-Cap ProFund

Investment Objective

Short Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

If Short Small-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Russell 2000 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Small-Cap ProFund invests in financial instruments that should have similar daily return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Short Small-Cap ProFund are active investor risk, counterparty risk, credit risk, early close/ trading halt risk, portfolio turnover risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and small-cap company investment risk.

For more information on Short Small-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Short Small-Cap ProFund by showing the variability of Short Small-Cap ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Short Small-Cap ProFund for one quarter was 6.03% (quarter ended March 31, 2005) and the lowest return was –19.92% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			05/01/02
- Before Taxes	-2.52%	-10.81%
- After Taxes on Distributions	-3.68%	-11.10%
- After Taxes on Distributions and Sale of Shares	-1.64%	-9.11%
Service Class Shares (1)	-3.44%	-11.58%	05/01/02
Russell 2000 Index (2)	4.63%	9.24%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Short Small-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SHPIX)	Service Class (SHPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.76%	0.76%

Total Annual Fund Operating Expenses	1.51%	2.51%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Small-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$154	$477	$824	$1,802
Service Class	$254	$782	$1,335	$2,846

44	< Short Small-Cap ProFund

Short Dow 30 ProFund

Investment Objective

Short Dow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Industrial Average (DJIA).

If Short Dow 30 ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the DJIA when the DJIA rises on a given day.

Principal Investment Strategy

Short Dow 30 ProFund takes positions in financial instruments that should have similar daily return characteristics as the inverse of the DJIA. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the DJIA. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Short Dow 30 ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk and repurchase agreement risk.

For more information on Short Dow 30 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Short Dow 30 ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Short Dow 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Dow 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

Short Dow 30 ProFund >	45

Short OTC ProFund

Investment Objective

Short OTC ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If Short OTC ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short OTC ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with similar economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Short OTC ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and technology investment risk.

For more information on Short OTC ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Short OTC ProFund by showing the variability of Short OTC ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Short OTC ProFund for one quarter was 9.51% (quarter ended March 31, 2005) and the lowest return was –16.57% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			05/01/02
- Before Taxes	1.27%	-11.71%
- After Taxes on Distributions	0.79%	-11.85%
- After Taxes on Distributions and Sale of Shares	0.82%	-9.75%
Service Class Shares (1)	0.27%	-12.64%	05/01/02
NASDAQ-100 Index (2)	1.90%	10.53%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Short OTC ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SOPIX)	Service Class (SOPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.77%	0.77%

Total Annual Fund Operating Expenses	1.52%	2.52%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short OTC ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$155	$480	$829	$1,813
Service Class	$255	$785	$1,340	$2,856

46	< Short OTC ProFund

Short International ProFund

Investment Objective

Short International ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

Short International ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of MSCI EAFE futures contracts traded in the United States. If Short International ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the daily performance of the related futures contracts. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the daily performance of the related futures contracts when they rise on a given day.

Principal Investment Strategy

Short International ProFund takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as the inverse of the daily performance of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The Short International ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark.

Principal Risk Considerations

The principal risks of investing in Short International ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, foreign currency risk, foreign investment risk, inverse correlation risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, repurchase agreement risk and short sale risk.

For more information on Short International ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Short International ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Short International ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short International ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

Short International ProFund >	47

UltraBear ProFund

Investment Objective

UltraBear ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P 500 Index.

If UltraBear ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the S&P 500 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraBear ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the S&P 500 Index. UltraBear ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in UltraBear ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on UltraBear ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraBear ProFund by showing the variability of UltraBear ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraBear ProFund for one quarter was 35.33% (quarter ended September 30, 2001) and the lowest return was –32.26% (quarter ended December 31, 1998).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				12/22/97
- Before Taxes	-4.43%	-6.06%	-10.89%
- After Taxes on Distributions	-5.14%	-6.27%	-11.39%
- After Taxes on Distributions and Sale of Shares	-2.88%	-5.16%	-8.81%
Service Class Shares (1)	-5.36%	-6.92%	-11.61%	12/22/97
S&P 500 Index (2)	4.91%	0.54%	5.03%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraBear ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (URPIX)	Service Class (URPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.66%	0.66%

Total Annual Fund Operating Expenses	1.41%	2.41%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraBear ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$144	$446	$771	$1,691
Service Class	$244	$751	$1,285	$2,746

48	< UltraBear ProFund

UltraShort Mid-Cap ProFund

Investment Objective

UltraShort Mid-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the S&P MidCap 400 Index.

If UltraShort Mid-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the S&P MidCap 400 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraShort Mid-Cap ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the S&P MidCap 400 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. UltraShort Mid-Cap ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in UltraShort Mid-Cap ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk, volatility risk and mid-cap company investment risk.

For more information on UltraShort Mid-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the UltraShort Mid-Cap ProFund by showing the variability of the UltraShort Mid-Cap ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Fund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort Mid-Cap ProFund for one quarter was .91% (quarter ended March 31, 2005) and the lowest return was -8.19% (quarter ended September 30, 2005).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	-19.37%	-24.03%
- After Taxes on Distributions	-19.93%	-24.30%
- After Taxes on Distributions and Sale of Shares	-12.60%	-20.15%
Service Class Shares (1)	-20.21%	-24.87%	01/30/04
S&P MidCap 400 Index (2)	12.56%	13.87%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort Mid-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UIPIX)	Service Class (UIPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.99%	0.99%

Total Annual ProFund Operating Expenses	1.74%	2.74%
Fee Waivers/Reimbursements**	-0.16%	-0.16%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in UltraShort Mid-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$532	$929	$2,038
Service Class	$261	$835	$1,435	$3,059

UltraShort Mid-Cap ProFund >	49

UltraShort Small-Cap ProFund

Investment Objective

UltraShort Small-Cap ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Russell 2000 Index.

If UltraShort Small-Cap ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the Russell 2000 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraShort Small-Cap ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. UltraShort Small-Cap ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in UltraShort Small-Cap ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk, volatility risk and small-cap company investment risk.

For more information on UltraShort Small-Cap ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the UltraShort Small-Cap ProFund by showing the variability of the UltraShort Small-Cap ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Fund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort Small-Cap ProFund for one quarter was 11.48% (quarter ended March 31, 2005) and the lowest return was -906% (quarter ended June 30, 2005).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	-9.21%	-19.51%
- After Taxes on Distributions	-9.94%	-19.85%
- After Taxes on Distributions and Sale of Shares	-5.99%	-16.50%
Service Class Shares (1)	-10.24%	-20.35%	01/30/04
Russell 2000 Index (2)	4.63%	9.36%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort Small-Cap ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UCPIX)	Service Class (UCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.68%	0.68%

Total Annual Fund Operating Expenses	1.43%	2.43%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort Small-Cap ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$146	$452	$782	$1,713
Service Class	$246	$758	$1,296	$2,766

50	< UltraShort Small-Cap ProFund

UltraShort Dow 30 ProFund

Investment Objective

UltraShort Dow 30 ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Dow Jones Industrial Average (DJIA).

If UltraShort Dow 30 ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the DJIA when the DJIA rises on a given day.

Principal Investment Strategy

UltraShort Dow 30 ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the DJIA. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the DJIA. UltraShort Dow 30 ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in UltraShort Dow 30 ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk and volatility risk.

For more information on UltraShort Dow 30 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the UltraShort Dow 30 ProFund by showing the variability of the UltraShort Dow 30 ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Fund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort Dow 30 ProFund for one quarter was 4.92% (quarter ended March 31, 2005) and the lowest return was -5.29% (quarter ended September 30, 2005).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			07/22/04
- Before Taxes	0.82%	-10.88%
- After Taxes on Distributions	0.31%	-11.19%
- After Taxes on Distributions and Sale of Shares	0.53%	-9.39%
Service Class Shares (1)	-0.29%	-11.82%	07/22/04
Dow Jones Industrial Average (2)	1.72%	6.96%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort Dow 30 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UWPIX)	Service Class (UWPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.90%	0.90%

Total Annual Fund Operating Expenses	1.65%	2.65%
Fee Waivers/Reimbursements**	-0.07%	-0.07%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in UltraShort Dow 30 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$514	$890	$1,949
Service Class	$261	$817	$1,399	$2,978

UltraShort Dow 30 ProFund >	51

UltraShort OTC ProFund

Investment Objective

UltraShort OTC ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If UltraShort OTC ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the NASDAQ-100 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraShort OTC ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. UltraShort OTC ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in UltraShort OTC ProFund are active investor risk, market risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, repurchase agreement risk, volatility risk and technology investment risk.

For more information on UltraShort OTC ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in UltraShort OTC ProFund by showing the variability of UltraShort OTC ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of UltraShort OTC ProFund for one quarter was 116.60% (quarter ended September 30, 2001) and the lowest return was –58.93% (quarter ended December 31, 1999).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/02/98
- Before Taxes	-1.18%	-17.47%	-38.39%
- After Taxes on Distributions	-1.82%	-18.27%	-39.06%
- After Taxes on Distributions and Sale of Shares	-0.77%	-14.00%	-20.78%
Service Class Shares (1)	-2.19%	-18.23%	-38.92%	06/02/98
NASDAQ-100 Index (2)	1.90%	-6.61%	4.57%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort OTC ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (USPIX)	Service Class (USPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.64%	0.64%

Total Annual Fund Operating Expenses	1.39%	2.39%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort OTC ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$142	$440	$761	$1,669
Service Class	$242	$745	$1,275	$2,726

52	< UltraShort OTC ProFund

UltraShort International ProFund

Investment Objective

UltraShort International ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index.

UltraShort International ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the MSCI EAFE futures contracts traded in the United States. If UltraShort International ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the daily performance of the related futures contacts. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the daily performance of the related futures contacts when they rise on a given day.

Principal Investment Strategy

UltraShort International ProFund takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the inverse of the daily performance of the Index. UltraShort International ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The UltraShort International ProFund normally seeks to remain fully exposed to the foreign currency fluctuations inherent in the Index.

Principal Risk Considerations

The principal risks of investing in UltraShort International ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, foreign currency risk, foreign investment risk, inverse correlation risk, leverage risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, repurchase agreement risk, short sale risk and volatility risk.

For more information on UltraShort International ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

UltraShort International ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort International ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UXPIX)	Service Class (UXPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort International ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

UltraShort International ProFund >	53

UltraShort Emerging Markets ProFund

Investment Objective

UltraShort Emerging Markets ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Bank of New York Emerging Markets 50 ADR Index.

If UltraShort Emerging Markets ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the Bank of New York Emerging Markets 50 ADR Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

UltraShort Emerging Markets ProFund takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the inverse of the daily performance of the Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. UltraShort Emerging Markets ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. The UltraShort Emerging Markets ProFund normally seeks to maintain currency exposure consistent with the Fund’s daily benchmark.

Principal Risk Considerations

The principal risks of investing in UltraShort Emerging Markets ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, foreign currency risk, foreign investment risk, inverse correlation risk, leverage risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, repurchase agreement risk, short sale risk and small-cap company investment risk.

In addition to the risks noted above, the UltraShort Emerging Markets ProFund is subject to additional risks specific to its investment in securities of issuers based in countries with developing economies. Investing in such emerging market securities imposes risks different from, or greater than, the risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, the risks associated with investing in a narrowly defined geographic area and in foreign securities (discussed above under “Geographic Concentration Risk” and “Foreign Investment Risk” and “Foreign Currency Risk,” respectively) are generally more pronounced with respect to investments in emerging market countries.

For more information on UltraShort Emerging Markets ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

UltraShort Emerging Markets ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort Emerging Markets ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UVPIX)	Service Class (UVPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort Emerging Markets ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

54	< UltraShort Emerging Markets ProFund

UltraShort Japan ProFund

Investment Objective

UltraShort Japan ProFund seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Nikkei 225 Stock Average.

The UltraShort Japan ProFund seeks to provide a return consistent with twice (200%) the inverse (opposite) of an investment in the component equities in the Nikkei 225 Stock Average hedged to U.S. dollars.

UltraShort Japan ProFund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States. If UltraShort Japan ProFund is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the daily performance of the related futures contracts. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the daily performance of the related futures contracts when they rise on a given day.

Principal Investment Strategy

UltraShort Japan ProFund takes positions in financial instruments that, in combination, are expected to have similar daily return characteristics as twice (200%) the inverse of the daily performance of the Nikkei 225 Stock Average. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Nikkei 225 Stock Average. UltraShort Japan ProFund will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. Consistent with its daily benchmark, UltraShort Japan ProFund will normally seek to eliminate exposure to Japanese yen.

Principal Risk Considerations

The principal risks of investing in UltraShort Japan ProFund are active investor risk, aggressive investment technique risk, correlation risk, counterparty risk, credit risk, early close/trading halt risk, equity risk, foreign investment risk, geographic concentration risk, inverse correlation risk, leverage risk, liquidity risk, market risk, non-diversification risk, portfolio turnover risk, repurchase agreement risk and short sale risk.

UltraShort Japan ProFund is also subject to valuation time risk. UltraShort Japan ProFund generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Nikkei 225 Stock Average. The Nikkei 225 Stock Average is determined prior to the opening of the New York Stock Exchange. As a result, the day-to-day correlation of the UltraShort Japan ProFund’s performance may vary from the closing performance of the Nikkei 225 Stock Average. However, ProFund Advisors believes that, over time, UltraShort Japan ProFund’s performance will inversely correlate with the movement of the Nikkei 225 Stock Average. To the extent that UltraShort Japan ProFund is invested in non-U.S. dollar denominated instruments, ProFund Advisors may employ strategies intended to minimize the impact of foreign currency fluctuations. If ProFund Advisors’ strategies do not work as anticipated, UltraShort Japan ProFund may not achieve its investment objective.

For more information on UltraShort Japan ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

UltraShort Japan ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of UltraShort Japan ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee        $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UKPIX)	Service Class (UKPSX)
Investment Advisory Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.65%	2.65%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in UltraShort Japan ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$168	$520
Service Class	$268	$823

UltraShort Japan ProFund >	55

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56

UltraSector ProFunds may be appropriate for investors who:

>	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.
>	believe that the value of a particular index will increase and that by investing with the objective of one and one-half times the index’s daily return they will achieve superior results.
>	desire to add investments in economic sectors or industry groups with perceived above-average growth potential.
>	actively rotate their investments to perceived strong sectors or industry groups and out of perceived weak sectors or industry groups, as market and economic conditions change.

UltraSector ProFunds

ProFund	Index	Daily Benchmark
Banks	Dow Jones U.S. Banks Index	150%
Basic Materials	Dow Jones U.S. Basic Materials Index	150%
Biotechnology	Dow Jones U.S. Biotechnology Index	150%
Consumer Goods	Dow Jones U.S. Consumer Goods Index	150%
Consumer Services	Dow Jones U.S. Consumer Services Index	150%
Financials	Dow Jones U.S. Financials Index	150%
Health Care	Dow Jones U.S. Health Care Index	150%
Industrials	Dow Jones U.S. Industrials Index	150%
Internet	Dow Jones Composite Internet Index	150%
Leisure Goods	Dow Jones U.S. Leisure Goods Index	150%
Mobile Telecommunications	Dow Jones U.S. Mobile Telecommunications Index	150%
Oil & Gas	Dow Jones U.S. Oil & Gas Index	150%
Oil Equipment, Services & Distribution	Dow Jones U.S. Oil Equipment, Services & Distribution Index	150%
Pharmaceuticals	Dow Jones U.S. Pharmaceuticals Index	150%
Precious Metals	Dow Jones Precious Metals Index	150%
Real Estate	Dow Jones U.S. Real Estate Index	150%
Semiconductor	Dow Jones U.S. Semiconductor Index	150%
Technology	Dow Jones U.S. Technology Index	150%
Telecommunications	Dow Jones U.S. Telecommunications Index	150%
Utilities	Dow Jones U.S. Utilities Index	150%

UltraSector ProFunds >	57

Banks UltraSector ProFund

Investment Objective

Banks UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Banks Index.

If Banks UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Banks Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Banks UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Banks Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Banks UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Banks UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Banks UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/ trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Banks UltraSector ProFund is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Banks UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Banks UltraSector ProFund by showing the variability of Banks UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Banks UltraSector ProFund for one quarter was 28.11% (quarter ended June 30, 2003) and the lowest return was –21.98% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	-1.85%	8.93%
- After Taxes on Distributions	-1.98%	7.91%
- After Taxes on Distributions and Sale of Shares	-1.04%	7.06%
Service Class Shares (1)	-2.87%	7.95%	09/04/01
S&P 500 Index (2)	4.91%	4.05%
Dow Jones U.S. Banks Index (2)	2.18%	9.95%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Banks UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BKPIX)	Service Class (BKPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.65%	1.65%

Total Annual Fund Operating Expenses	2.40%	3.40%
Fee Waivers/Reimbursements**	-0.82%	-0.82%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

* “Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Banks UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$670	$1,206	$2,674
Service Class	$261	$969	$1,699	$3,630

58	< Banks UltraSector ProFund

Basic Materials UltraSector ProFund

Investment Objective

Basic Materials UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Basic Materials Index.

If Basic Materials UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Basic Materials Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Basic Materials UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Basic Materials Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Basic Materials UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Basic Materials UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Basic Materials UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Basic Materials UltraSector ProFund is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Basic Materials UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Basic Materials UltraSector ProFund by showing the variability of Basic Materials UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Basic Materials UltraSector ProFund for one quarter was 35.03% (quarter ended December 31, 2003) and the lowest return was –34.18% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			09/04/01
- Before Taxes	1.61%	6.08%
- After Taxes on Distributions	1.59%	6.05%
- After Taxes on Distributions and Sale of Shares	1.06%	5.23%
Service Class Shares (1)	0.69%	5.48%	09/04/01
S&P 500 Index (2)	4.91%	4.05%
Dow Jones U.S. Basic Materials Index (2)	4.97%	9.03%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Basic Materials UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BMPIX)	Service Class (BMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.93%	0.93%

Total Annual Fund Operating Expenses	1.68%	2.68%
Fee Waivers/Reimbursements**	-0.10%	-0.10%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

* “Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Basic Materials UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$520	$903	$1,979
Service Class	$261	$823	$1,411	$3,005

Basic Materials UltraSector ProFund >	59

Biotechnology UltraSector ProFund

Investment Objective

Biotechnology UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Biotechnology Index.

If Biotechnology UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Biotechnology Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Biotechnology UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Biotechnology Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Biotechnology UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Biotechnology UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Biotechnology UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Biotechnology UltraSector ProFund is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Biotechnology UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Biotechnology UltraSector ProFund by showing the variability of Biotechnology UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Biotechnology UltraSector ProFund for one quarter was 35.09% (quarter ended June 30, 2003) and the lowest return was –43.77% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	27.30%	-6.69%	-9.14%
- After Taxes on Distributions	27.30%	-6.69%	-9.14%
- After Taxes on Distributions and Sale of Shares	17.74%	-5.56%	-7.48%
Service Class Shares (1)	25.99%	-7.55%	-9.99%	06/19/00
S&P 500 Index (2)	4.91%	0.54%	-1.53%
Dow Jones U.S. Biotechnology Index (2)	21.70%	0.12%	-2.54%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Biotechnology UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (BIPIX)	Service Class (BIPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.83%	0.83%

Total Annual Fund Operating Expenses	1.58%	2.58%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Biotechnology UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$499	$860	$1,878
Service Class	$261	$802	$1,370	$2,915

60	< Biotechnology UltraSector ProFund

Consumer Goods UltraSector ProFund

Investment Objective

Consumer Goods UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Consumer Goods Index.

If Consumer Goods UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Consumer Goods Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Consumer Goods UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Consumer Goods Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Consumer Goods UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Consumer Goods UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Consumer Goods UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Consumer Goods UltraSector ProFund is also subject to risks faced by companies in the consumer goods economic sector, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Consumer Goods UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Consumer Goods UltraSector ProFund by showing the variability of the Consumer Goods UltraSector ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Fund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Consumer Goods UltraSector ProFund for one quarter was 3.84% (quarter ended September 30, 2005) and the lowest return was -2.95% (quarter ended March 31, 2005).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	-1.80%	5.77%
- After Taxes on Distributions	-1.95%	5.64%
- After Taxes on Distributions and Sale of Shares	-0.96%	4.91%
Service Class Shares (1)	-2.83%	4.71%	01/30/04
S&P 500 Index	4.91%	7.17%
Dow Jones U.S. Consumer Goods Index (2)	2.04%	6.76%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Consumer Goods UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (CNPIX)	Service Class (CNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.86%	1.86%

Total Annual Fund Operating Expenses	2.61%	3.61%
Fee Waivers/Reimbursements**	-1.03%	-1.03%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

* “Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Consumer Goods UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$714	$1,293	$2,868
Service Class	$261	$1,011	$1,782	$3,804

Consumer Goods UltraSector ProFund >	61

Consumer Services UltraSector ProFund

Investment Objective

Consumer Services UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Consumer Services Index.

If Consumer Services UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Consumer Services Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Consumer Services UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Consumer Services Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Consumer Services UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Consumer Services UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Consumer Services UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Consumer Services UltraSector ProFund is also subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Consumer Services UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Consumer Services UltraSector ProFund by showing the variability of the Consumer Services UltraSector ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Fund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Consumer Services UltraSector ProFund for one quarter was 2.07% (quarter ended December 31, 2005) and the lowest return was -6.61% (quarter ended March 31, 2005).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	-8.55%	1.72%
- After Taxes on Distributions	-8.55%	1.72%
- After Taxes on Distributions and Sale of Shares	-5.56%	1.47%
Service Class Shares (1)	-9.40%	0.80%	01/30/04
S&P 500 Index	4.91%	7.17%
Dow Jones U.S. Consumer Services Index (2)	-1.93%	4.81%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Consumer Services UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (CYPIX)	Service Class (CYPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	5.45%	5.45%

Total Annual Fund Operating Expenses	6.20%	7.20%
Fee Waivers/Reimbursements**	-4.62%	-4.62%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

* “Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Consumer Services UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$1,428	$2,665	$5,629
Service Class	$261	$1,704	$3,084	$6,276

62	< Consumer Services UltraSector ProFund

Financials UltraSector ProFund

Investment Objective

Financials UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Financials Index.

If Financials UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Financials Index (Index) when Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Financials UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Financials Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Financials UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Financials UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Financials UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Financials UltraSector ProFund is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Financials UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Financials UltraSector ProFund by showing the variability of Financials UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Financials UltraSector
ProFund for one quarter was 26.05% (quarter ended June 30, 2003) and the lowest return was –24.82% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	4.72%	1.51%	5.83%
- After Taxes on Distributions	4.69%	1.49%	5.81%
- After Taxes on Distributions and Sale of Shares	3.12%	1.28%	5.03%
Service Class Shares (1)	3.67%	0.52%	4.85%	06/19/00
S&P 500 Index (2)	4.91%	0.54%	-1.53%
Dow Jones U.S. Financials Index (2)	6.47%	5.55%	8.96%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Financials UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (FNPIX)	Service Class (FNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.03%	1.03%

Total Annual Fund Operating Expenses	1.78%	2.78%
Fee Waivers/Reimbursements**	-0.20%	-0.20%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

* “Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Financials UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$541	$946	$2,078
Service Class	$261	$843	$1,452	$3,095

Financials UltraSector ProFund >	63

Health Care UltraSector ProFund

Investment Objective

Health Care UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Health Care Index.

If Health Care UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Health Care Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Health Care UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Health Care Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Health Care UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Health Care UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Health Care UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Health Care UltraSector ProFund is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Health Care UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Health Care UltraSector ProFund by showing the variability of Health Care UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Health Care UltraSector ProFund for one quarter was 15.74% (quarter ended June 30, 2003) and the lowest return was –26.07% (quarter ended March 31, 2001).

Average Annual Total Returns As of December 31, 2005	One Year	Five Year	Since Inception	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	7.62%	-7.61%	-4.77%
- After Taxes on Distributions	7.62%	-7.61%	-4.77%
- After Taxes on Distributions and Sale of Shares	4.95%	-6.30%	-3.98%
Service Class Shares (1)	6.77%	-8.46%	-5.65%	06/19/00
S&P 500 Index (2)	4.91%	0.54%	-1.53%
Dow Jones U.S. Health Care Index (2)	8.32%	-1.37%	0.97%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Health Care UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (HCPIX)	Service Class (HCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.93%	0.93%

Total Annual Fund Operating Expenses	1.68%	2.68%
Fee Waivers/Reimbursements**	-0.10%	-0.10%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Health Care UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$520	$903	$1,979
Service Class	$261	$823	$1,411	$3,005

64	< Health Care UltraSector ProFund

Industrials UltraSector ProFund

Investment Objective

Industrials UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Industrials Index.

If Industrials UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Industrials Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Industrials UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Industrials Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, should have similar economic characteristics. Industrials UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Industrials UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Industrials UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Industrials UltraSector ProFund is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Industrials UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in the Industrials UltraSector ProFund by showing the variability of the Industrials UltraSector ProFund returns and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of Fund shares.

Annual Returns of Investor Class Shares as of December 31

During the period covered in the bar chart, the highest return on Investor Class Shares of Industrials UltraSector ProFund for one quarter was 6.47% (quarter ended December 31, 2005) and the lowest return was -4.94% (quarter ended June 30, 2005).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			01/30/04
- Before Taxes	1.89%	10.70%
- After Taxes on Distributions	1.88%	10.69%
- After Taxes on Distributions and Sale of Shares	1.24%	9.15%
Service Class Shares (1)	0.79%	9.54%	01/30/04
S&P 500 Index	4.91%	7.17%
Dow Jones U.S. Industrial Index (2)	4.81%	10.45%

(1)	Reflects on deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Industrials UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (IDPIX)	Service Class (IDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	4.68%	4.68%

Total Annual Fund Operating Expenses	5.43%	6.43%
Fee Waivers/Reimbursements**	-3.85%	-3.85%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Industrials UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$1,279	$2,388	$5,118
Service Class	$261	$1,559	$2,821	$5,820

Industrials UltraSector ProFund >	65

Internet UltraSector ProFund

Investment Objective

Internet UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones Composite Internet Index.

If Internet UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones Composite Internet Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Internet UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones Composite Internet Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Internet UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Internet UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Internet UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and technology investment risk.

In addition to the risks noted above, Internet UltraSector ProFund is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Internet UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Internet UltraSector ProFund by showing the variability of Internet UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Internet UltraSector ProFund for one quarter was 94.32% (quarter ended December 31, 2001) and the lowest return was –70.02% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	9.33%	-20.24%	-35.57%
- After Taxes on Distributions	9.33%	-20.24%	-35.57%
- After Taxes on Distributions and Sale of Shares	6.06%	-15.76%	-23.65%
Service Class Shares (1)	8.27%	-21.19%	-36.32%	06/19/00
S&P 500 Index (2)	4.91%	0.54%	-1.53%
Dow Jones Composite Internet Index (2)	9.88%	-7.14%	-18.35%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Internet UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (INPIX)	Service Class (INPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.77%	0.77%

Total Annual Fund Operating Expenses	1.52%	2.52%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Internet UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$155	$480	$829	$1,813
Service Class	$255	$785	$1,340	$2,856

66	< Internet UltraSector ProFund

Leisure Goods UltraSector ProFund

Investment Objective

Leisure Goods UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Leisure Goods Index.

If Leisure Goods UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Leisure Goods Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Leisure Goods UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Leisure Goods Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Leisure Goods UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Leisure Goods UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Leisure Goods UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Leisure Goods UltraSector ProFund is also subject to risks faced by companies in the leisure goods and services industry, including: effects on securities prices and profitability based on the domestic and international economy, competition, disposable household income, consumer spending and consumer tastes; increased effects from government regulation; severe competition; and risks of new technologies. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Leisure Goods UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Leisure Goods UltraSector ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Leisure Goods UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.90%	0.90%

Total Annual Fund Operating Expenses	1.65%	2.65%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Leisure Goods UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$168	$520
Service Class	$268	$823

Leisure Goods UltraSector ProFund >	67

Mobile Telecommunications UltraSector ProFund

Investment Objective

Mobile Telecommunications UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Mobile Telecommunications Index.

If Mobile Telecommunications UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Mobile Telecommunications Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Mobile Telecommunications UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Mobile Telecommunications Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Mobile Telecommunications UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Mobile Telecommunications UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Mobile Telecommunications UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Mobile Telecommunications UltraSector ProFund is also subject to risks faced by companies in the wireless communications industry, including: dramatic securities price fluctuations due to both federal and state regulations governing rates of return and services that may be offered; fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors; recent industry consolidation trends may lead to increased regulation in primary markets; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Mobile Telecommunications UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Mobile Telecommunications UltraSector ProFund by showing the variability of Mobile Telecommunications UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Mobile Telecommunications UltraSector ProFund for one quarter was 49.32% (quarter ended December 31, 2002) and the lowest return was –59.21% (quarter ended March 31, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	10.26%	-18.99%	-34.08%
- After Taxes on Distributions	9.89%	-19.04%	-34.12%
- After Taxes on Distributions and Sale of Shares	6.93%	-14.90%	-23.05%
Service Class Shares (1)	9.18%	-19.91%	-34.82%	06/19/00
S&P 500 Index (2)	4.91%	0.54%	-1.53%
Dow Jones U.S. Mobile TeleCommunications Index (2)	9.93%	-5.59%	-18.05%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Mobile Telecommunications UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (WCPIX)	Service Class (WCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Mobile Telecommunications UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$153	$474	$818	$1,791
Service Class	$253	$779	$1,331	$2,836

68	< Mobile Telecommunications UltraSector ProFund

Oil & Gas UltraSector ProFund

Investment Objective

Oil & Gas UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Oil & Gas Index.

If Oil & Gas UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Oil & Gas Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Oil & Gas UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Oil & Gas Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Oil & Gas UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Oil & Gas UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Oil & Gas UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Oil & Gas UltraSector ProFund is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Oil & Gas UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Oil & Gas UltraSector ProFund by showing the variability of Oil & Gas UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Oil & Gas UltraSector ProFund for one quarter was 28.35% (quarter ended September 30, 2005) and the lowest return was –28.73% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Year	Since Inception	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	46.10%	9.91%	9.71%
- After Taxes on Distributions	46.10%	9.77%	9.58%
- After Taxes on Distributions and Sale of Shares	29.96%	8.55%	8.40%
Service Class Shares (1)	44.70%	8.85%	8.65%	06/19/00
S&P 500 Index (2)	4.91%	0.54%	-1.53%
Dow Jones U.S. Oil & Gas Index (2)	34.08%	11.27%	11.57%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Oil & Gas UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (ENPIX)	Service Class (ENPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.68%	0.68%

Total Annual Fund Operating Expenses	1.43%	2.43%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Oil & Gas UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$146	$452	$782	$1,713
Service Class	$246	$758	$1,296	$2,766

Oil & Gas UltraSector ProFund >	69

Oil Equipment, Services & Distribution UltraSector ProFund

Investment Objective

Oil Equipment, Services & Distribution UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Oil Equipment, Services & Distribution Index.

If Oil Equipment, Services & Distribution UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Oil Equipment, Services & Distribution Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Oil Equipment, Services & Distribution UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Oil Equipment, Services & Distribution Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Oil Equipment, Services & Distribution UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Oil Equipment, Services & Distribution UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Oil Equipment, Services & Distribution UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Oil Equipment, Services & Distribution UltraSector ProFund is also subject to risks faced by companies in the oil drilling equipment and services industry, including: effects on profitability from changes in worldwide oil exploration and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where oil companies are located or do business; lower demand for oil-related products due to changes in consumer demands, warmer winters and energy efficiency; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Oil Equipment, Services & Distribution UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Oil Equipment, Services & Distribution UltraSector ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Oil Equipment, Services & Distribution UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.90%	0.90%

Total Annual Fund Operating Expenses	1.65%	2.65%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Oil Equipment, Services & Distribution UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$168	$520
Service Class	$268	$823

70	< Oil Equipment, Services & Distribution UltraSector ProFund

Pharmaceuticals UltraSector ProFund

Investment Objective

Pharmaceuticals UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

If Pharmaceuticals UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as Dow Jones U.S. Pharmaceuticals Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Pharmaceuticals UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Pharmaceuticals Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Pharmaceuticals UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Pharmaceuticals UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Pharmaceuticals UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Pharmaceuticals UltraSector ProFund is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Pharmaceuticals UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Pharmaceuticals UltraSector ProFund by showing the variability of Pharmaceuticals UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Pharmaceuticals UltraSector ProFund for one quarter was 11.49% (quarter ended December 31, 2002) and the lowest return was –27.70% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Year	Since Inception	Inception Date
Investor Class Shares				06/28/00
- Before Taxes	-7.06%	-17.13%	-13.35%
- After Taxes on Distributions	-7.13%	-17.14%	-13.36%
- After Taxes on Distributions and Sale of Shares	-4.48%	-13.57%	-10.70%
Service Class Shares (1)	-8.09%	-17.88%	-14.13%	06/28/00
S&P 500 Index (2)	4.91%	0.54%	-1.16%
Dow Jones U.S. Pharmaceuticals Index (2)	-1.64%	-8.06%	-5.12%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Pharmaceuticals UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (PHPIX)	Service Class (PHPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.93%	0.93%

Total Annual Fund Operating Expenses	1.68%	2.68%
Fee Waivers/Reimbursements**	-0.10%	-0.10%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Pharmaceuticals UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$520	$903	$1,979
Service Class	$261	$823	$1,411	$3,005

Pharmaceuticals UltraSector ProFund >	71

Precious Metals UltraSector ProFund

Investment Objective

Precious Metals UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones Precious Metals Index.

If Precious Metals UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as its benchmark Index when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Precious Metals UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones Precious Metals Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Precious Metals UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Precious Metals UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Precious Metals UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, foreign currency risk, foreign investment risk, geographic concentration risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Precious Metals UltraSector ProFund is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on Precious Metals UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Precious Metals UltraSector ProFund by showing the variability of Precious Metals UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Please note that the performance information below reflects performance during periods when Precious Metals UltraSector ProFund sought daily investment results that corresponded to the Philadelphia Stock Exchange® Gold/Silver Sector™ Index.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of
Precious Metals UltraSector ProFund for one quarter was 32.27% (quarter ended September 30, 2005) and the lowest return was –26.81% (quarter ended June 30, 2004).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			06/03/02
- Before Taxes	38.28%	9.47%
- After Taxes on Distributions	38.28%	9.47%
- After Taxes on Distributions and Sale of Shares	24.88%	8.18%
Service Class Shares (1)	36.95%	8.45%	06/03/02
S&P 500 Index (2)	4.91%	7.13%
Philadelphia Stock Exchange® Gold/Silver Sector™ Index/Dow Jones Precious Metals Index (2)(3)	29.89%	12.93%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. (3) Precious Metals UltraSector ProFund’s benchmark changed from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004 to reflect a change to the Fund’s investment objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Precious Metals UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (PMPIX)	Service Class (PMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.69%	0.69%

Total Annual Fund Operating Expenses	1.44%	2.44%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Precious Metals UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$147	$456	$787	$1,724
Service Class	$247	$761	$1,301	$2,776

72	< Precious Metals UltraSector ProFund

Real Estate UltraSector ProFund

Investment Objective

Real Estate UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Real Estate Index.

If Real Estate UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Real Estate Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Real Estate UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Real Estate UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Real Estate UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Real Estate UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Real Estate UltraSector ProFund is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust (“REIT”) that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Real Estate UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Real Estate UltraSector ProFund by showing the variability of Real Estate UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Real Estate UltraSector ProFund for one quarter was 22.24% (quarter ended December 31, 2004) and the lowest return was –15.94% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Year	Since Inception	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	7.82%	18.62%	19.38%
- After Taxes on Distributions	6.91%	16.10%	16.76%
- After Taxes on Distributions and Sale of Shares	5.09%	14.59%	15.25%
Service Class Shares (1)	6.76%	17.40%	18.12%	06/19/00
S&P 500 Index (2)	4.91%	0.54%	-1.53%
Dow Jones U.S. Real Estate Index (2)	9.63%	17.91%	18.46%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Real Estate UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (REPIX)	Service Class (REPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.98%	0.98%

Total Annual ProFund Operating Expenses	1.73%	2.73%
Fee Waivers/Reimbursements**	-0.15%	-0.15%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Real Estate UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$530	$925	$2,029
Service Class	$261	$833	$1,431	$3,050

Real Estate UltraSector ProFund >	73

Semiconductor UltraSector ProFund

Investment Objective

Semiconductor UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Semiconductor Index.

If Semiconductor UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Semiconductor Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Semiconductor UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Semiconductor Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Semiconductor UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Semiconductor UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Semiconductor UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and technology investment risk.

In addition to the risks noted above, Semiconductor UltraSector ProFund is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Semiconductor UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Semiconductor UltraSector ProFund by showing the variability of Semiconductor UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Semiconductor UltraSector ProFund for one quarter was 69.31% (quarter ended December 31, 2001) and the lowest return was –51.44% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Year	Since Inception	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	11.17%	-18.66%	-33.57%
- After Taxes on Distributions	11.17%	-18.66%	-33.57%
- After Taxes on Distributions and Sale of Shares	7.26%	-14.66%	-22.82%
Service Class Shares (1)	10.13%	-19.45%	-34.23%	06/19/00
S&P 500 Index (2)	4.91%	0.54%	-1.53%
Dow Jones U.S. Semiconductor Index (2)	11.38%	-5.85%	-16.69%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Semiconductor UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SMPIX)	Service Class (SMPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.83%	0.83%

Total Annual Fund Operating Expenses	1.58%	2.58%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Semiconductor UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$499	$860	$1,878
Service Class	$261	$802	$1,370	$2,915

74	< Semiconductor UltraSector ProFund

Technology UltraSector ProFund

Investment Objective

Technology UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Technology Index.

If Technology UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Technology Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Technology UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Technology Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Technology UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Technology UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Technology UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk, volatility risk and technology investment risk.

In addition to the risks noted above, Technology UltraSector ProFund is also subject to risks faced by companies in the technology sector, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel to form competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Technology UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Technology UltraSector ProFund by showing the variability of Technology UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Technology UltraSector ProFund for one quarter was 53.93% (quarter ended December 31, 2001) and the lowest return was –52.49% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2005	One Year	Five Year	Since Inception	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	0.12%	-18.97%	-30.47%
- After Taxes on Distributions	0.08%	-18.98%	-30.48%
- After Taxes on Distributions and Sale of Shares	0.13%	-14.88%	-21.40%
Service Class Shares (1)	-0.93%	-19.57%	-30.96%	06/19/00
S&P 500 Index (2)	4.91%	0.54%	-1.53%
Dow Jones U.S. Technology Index (2)	3.32%	-6.94%	-15.34%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Technology UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (TEPIX)	Service Class (TEPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.01%	1.01%

Total Annual Fund Operating Expenses	1.76%	2.76%
Fee Waivers/Reimbursements**	-0.18%	-0.18%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

*	“Other expenses” include fees paid for management services, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Technology UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$537	$937	$2,058
Service Class	$261	$839	$1,443	$3,077

Technology UltraSector ProFund >	75

Telecommunications UltraSector ProFund

Investment Objective

Telecommunications UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Telecommunications Index.

If Telecommunications UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Telecommunications Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Telecommunications UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Telecommunications Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Telecommunications UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Telecommunications UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Telecommunications UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Telecommunications UltraSector ProFund is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Telecommunications UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Telecommunications UltraSector ProFund by showing the variability of Telecommunications UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Telecommunications UltraSector ProFund for one quarter was 55.02% (quarter ended December 31, 2002) and the lowest return was –39.32% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares				06/19/00
- Before Taxes	-10.93%	-18.07%	-26.03%
- After Taxes on Distributions	-11.54%	-18.23%	-26.17%
- After Taxes on Distributions and Sale of Shares	-6.73%	-14.28%	-19.09%
Service Class Shares (1)	-11.94%	-18.82%	-26.71%	06/19/00
S&P 500 Index (2)	4.91%	0.54%	-1.53%
Dow Jones U.S. Telecommunications Index (2)	-3.99%	-6.93%	-12.99%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Telecommunications UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (TCPIX)	Service Class (TCPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.93%	1.93%

Total Annual Fund Operating Expenses	2.68%	3.68%
Fee Waivers/Reimbursements**	-1.10%	-1.10%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Telecommunications UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$728	$1,322	$2,931
Service Class	$261	$1,025	$1,809	$3,862

76	< Telecommunications UltraSector ProFund

Utilities UltraSector ProFund

Investment Objective

Utilities UltraSector ProFund seeks daily investment results, before fees and expenses, that correspond to 150% of the daily performance of the Dow Jones U.S. Utilities Index.

If Utilities UltraSector ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-half times as much, on a percentage basis, as the Dow Jones U.S. Utilities Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately one and one-half times as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

Utilities UltraSector ProFund invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as one and one-half times (150%) the Dow Jones U.S. Utilities Index. Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. Utilities UltraSector ProFund will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. Utilities UltraSector ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Utilities UltraSector ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and volatility risk.

In addition to the risks noted above, Utilities UltraSector ProFund is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on Utilities UltraSector ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Utilities UltraSector ProFund by showing the variability of Utilities UltraSector ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Fund’s benchmark index. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Utilities UltraSector ProFund for one quarter was 28.31% (quarter ended June 30, 2003) and the lowest return was –31.36% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Year	Since Inception	Inception Date
Investor Class Shares				07/26/00
- Before Taxes	17.86%	-6.15%	0.42%
- After Taxes on Distributions	17.86%	-6.33%	0.24%
- After Taxes on Distributions and Sale of Shares	11.61%	-5.23%	0.24%
Service Class Shares (1)	16.65%	-7.03%	-0.50%	07/26/00
S&P 500 Index (2)	4.91%	0.54%	-1.16%
Dow Jones U.S. Utilities Index (2)	15.35%	0.78%	5.61%

(1)	Reflects no deduction for taxes. (2) Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Utilities UltraSector ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (UTPIX)	Service Class (UTPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.73%	0.73%

Total Annual Fund Operating Expenses	1.48%	2.48%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Utilities UltraSector ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$151	$468	$808	$1,768
Service Class	$251	$773	$1,321	$2,816

Utilities UltraSector ProFund >	77

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78

Inverse Sector ProFunds may be appropriate for investors who:

>	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.
>	expect the value of a particular sector to decrease and desire to earn a profit as a result of the sector declining.
>	are attempting to hedge the value of an investment in stocks or mutual funds in a particular sector from an anticipated downturn in that sector.

Inverse Sector ProFunds

ProFund	Index	Daily Benchmark
Short Oil & Gas	Dow Jones U.S. Oil & Gas Index	100% of the Inverse
Short Precious Metals	Dow Jones Precious Metals Index	100% of the Inverse
Short Real Estate	Dow Jones U.S. Real Estate Index	100% of the Inverse
Short Utilities	Dow Jones U.S. Utilities Index	100% of the Inverse

Inverse Sector ProFunds >	79

Short Oil & Gas ProFund

Investment Objective

Short Oil & Gas ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Oil & Gas Index.

If Short Oil & Gas ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Dow Jones U.S. Oil & Gas Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Oil & Gas ProFund invests in financial instruments that, in combination, are expected to have similar daily return characteristics as the inverse of the Dow Jones U.S. Oil & Gas Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. Short Oil & Gas ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Short Oil & Gas ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and short sale risk.

In addition to the risks noted above, Short Oil & Gas ProFund is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may outperform or underperform fixed income investments and stock market indices that track other markets, segments and sectors. As noted above, the Short Oil & Gas ProFund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Oil & Gas Index, and thus these risk considerations for the Fund will generally be the opposite of those for a traditional mutual fund.

For more information on Short Oil & Gas ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Short Oil & Gas ProFund commenced investment operations September 12, 2005. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Short Oil & Gas ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SNPIX)	Service Class (SNPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Oil & Gas ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

80	< Short Oil & Gas ProFund

Short Precious Metals ProFund

Investment Objective

Short Precious Metals ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Precious Metals Index.

If Short Precious Metals ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Dow Jones Precious Metals Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Precious Metals ProFund invests in financial instruments that, in combination, are expected to have similar daily return characteristics as the inverse of the Dow Jones Precious Metals Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. Short Precious Metals ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Short Precious Metals ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, foreign currency risk, foreign investment risk, geographic concentration risk, portfolio turnover risk, market risk, equity risk, concentration risk, inverse correlation risk, correlation risk, liquidity risk, foreign investment risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and short sale risk.

In addition to the risks noted above, Short Precious Metals ProFund is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may outperform or underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses. Further, stocks in the Index may outperform or underperform fixed income investments and stock market indices that track other markets, segments and sectors. As noted above, the Short Precious Metals ProFund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Precious Metals Index, and thus these risk considerations for the Fund will generally be the opposite of those for a traditional mutual fund.

For more information on Short Precious Metals ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Short Precious Metals ProFund commenced investment operations on January 9, 2006. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Short Precious Metals ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (SPPIX)	Service Class (SPPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Precious Metals ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

Short Precious Metal ProFund >	81

Short Real Estate ProFund

Investment Objective

Short Real Estate ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Real Estate Index.

If Short Real Estate ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Dow Jones U.S. Real Estate Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Real Estate ProFund invests in financial instruments that, in combination, are expected to have similar daily return characteristics as the inverse of the Dow Jones U.S. Real Estate Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. Short Real Estate ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Short Real Estate ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and short sale risk.

In addition to the risks noted above, Short Real Estate ProFund is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust (“REIT”) that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may outperform or underperform fixed income investments and stock market indices that track other markets, segments and sectors. As noted above, the Short Real Estate ProFund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Real Estate Index, and thus these risk considerations for the Fund will generally be the opposite of those for a traditional mutual fund.

For more information on Short Real Estate ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Short Real Estate ProFund commenced investment operations on September 12, 2005. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Short Real Estate ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee          $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Real Estate ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

82	< Short Real Estate ProFund

Short Utilities ProFund

Investment Objective

Short Utilities ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Utilities Index.

If Short Utilities ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Dow Jones U.S. Utilities Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

Short Utilities ProFund invests in financial instruments that, in combination, are expected to have similar daily return characteristics as the inverse of the Dow Jones U.S. Utilities Index. Under normal circumstances, this ProFund commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments. Short Utilities ProFund will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in Short Utilities ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, equity risk, concentration risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, repurchase agreement risk and short sale risk.

In addition to the risks noted above, Short Utilities ProFund is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may outperform or underperform fixed income investments and stock market indices that track other markets, segments and sectors. As noted above, the Short Utilities ProFund seeks to provide daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones U.S. Utilities Index, and thus these risk considerations for the Fund will generally be the opposite of those for a traditional mutual fund.

For more information on Short Utilities ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Short Utilities ProFund has not begun investment operations. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Short Utilities ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.75%	0.75%

Total Annual Fund Operating Expenses	1.50%	2.50%

*“Other	Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Short Utilities ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Investor Class	$153	$474
Service Class	$253	$779

Short Utilities ProFund >	83

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84

Currency/Bond Benchmarked ProFunds may be appropriate for investors who are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.

Bond Benchmarked ProFunds (U.S. Government Plus, Rising Rates Opportunity 10 and Rising Rates Opportunity ProFunds) may also be appropriate for investors who:

>	Expect the price of the benchmark Treasury security for the Fund they are investing in to increase or decrease.
>	Want to use one of the Rising Rates Opportunity ProFunds to hedge the value of a diversified bond portfolio of high and/or government bonds from a market downturn they anticipate.

Currency ProFunds (Rising U.S. Dollar and Falling U.S. Dollar) may also be appropriate for investors who:

>	Expect the value of the dollar to rise or fall relative to the foreign currencies represented in the U.S. Dollar Index®.

Currency/Bond Benchmarked ProFunds

ProFund	Security	Daily Benchmark
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%
Rising Rates Opportunity 10	Most recently issued 10-year U.S. Treasury Note	100% of the Inverse
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse
Rising U.S. Dollar	US Dollar Index®	Match (100%)
Falling U.S. Dollar	US Dollar Index®	100% of the Inverse

Currency/Bond Benchmarked ProFunds >	85

U.S. Government Plus ProFund

Investment Objective

U.S. Government Plus ProFund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of U.S. Government Plus ProFund generally should decrease as interest rates rise.

If U.S. Government Plus ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, it should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

Principal Investment Strategy

U.S. Government Plus ProFund invests in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund commits at least 80% of its assets to U.S. Government securities and/or financial instruments that, in combination, have similar economic characteristics. U.S. Government Plus ProFund will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations

The principal risks of investing in U.S. Government Plus ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, debt instrument risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, interest rate risk, repurchase agreement risk and volatility risk.

An investment in U.S. Government Plus ProFund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on U.S. Government Plus ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in U.S. Government Plus ProFund by showing the variability of U.S. Government Plus ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Long Bond. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Returns of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of U.S. Government Plus ProFund for one quarter was 11.78% (quarter ended June 30, 2005) and the lowest return was –7.96% (quarter ended June 30, 2004).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			05/01/02
- Before Taxes	9.12%	8.46%
- After Taxes on Distributions	8.06%	6.52%
- After Taxes on Distributions and Sale of Shares	5.92%	6.09%
Service Class Shares (1)	8.06%	7.33%	05/01/02
Lehman Brothers U.S. Treasury: Long-Term Total Return Index (2)	6.18%	7.91%
30-year U.S. Treasury Bond (2)(3)	9.30%	9.36%

(1)	Reflects no deduction for taxes. (2) The Lehman Brothers U.S. Treasury: Long Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. The index reflects both price return and yield and is calculated assuming the reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes. (3) Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of U.S. Government Plus ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (GVPIX)	Service Class (GVPSX)
Investment Advisory Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.73%	0.73%

Total Annual Fund Operating Expenses	1.23%	2.23%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in U.S. Government Plus ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$125	$390	$676	$1,489
Service Class	$226	$697	$1,195	$2,565

86	< U.S. Government Plus ProFund

Rising Rates Opportunity 10 ProFund

Investment Objective

Rising Rates Opportunity 10 ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily movement of the most recently issued 10-year U.S. Treasury Note (“Note”). In accordance with its stated objective, the net asset value of Rising Rates Opportunity 10 ProFund generally should decrease as interest rates fall.

If Rising Rates Opportunity 10 ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any daily decrease in the price of the Note on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any daily increase in the price of the Note on a given day.

Principal Investment Strategy

Rising Rates Opportunity 10 ProFund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as the inverse of the daily return of the Note.

Principal Risk Considerations

The principal risks of investing in Rising Rates Opportunity 10 ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, debt instrument risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, interest rate risk, short sale risk and repurchase agreement risk.

In addition, Rising Rates Opportunity 10 ProFund is required to take short positions with respect to the Note under which Rising Rates Opportunity 10 ProFund is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, Rising Rates Opportunity 10 ProFund bears the risk that the costs of these positions will exceed other aspects of total return, which would cause Rising Rates Opportunity 10 ProFund to lose value.

For more information on Rising Rates Opportunity 10 ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The inception date of this Fund was January 10, 2005. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Rising Rates Opportunity 10 ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (RTPIX)	Service Class (RTPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.99%	0.99%

Total Annual Fund Operating Expenses	1.74%	2.74%
Fee Waivers/Reimbursements**	-0.16%	-0.16%

Total Net Annual Fund Operating Expenses	1.58%	2.58%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.58% for Investor Class Shares and 2.58% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Rising Rates Opportunity 10 ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$161	$532	$929	$2,038
Service Class	$261	$835	$1,435	$3,059

Rising Rates Opportunity 10 ProFund >	87

Rising Rates Opportunity ProFund

Investment Objective

Rising Rates Opportunity ProFund seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of Rising Rates Opportunity ProFund generally should decrease as interest rates fall.

If Rising Rates Opportunity ProFund is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy

Rising Rates Opportunity ProFund takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. Rising Rates Opportunity ProFund will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations

The principal risks of investing in Rising Rates Opportunity ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, interest rate risk, short sale risk, repurchase agreement risk and volatility risk.

In addition, Rising Rates Opportunity ProFund is required to take short positions with respect to the Long Bond under which Rising Rates Opportunity ProFund is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, Rising Rates Opportunity ProFund bears the risk that the costs of these positions will exceed other aspects of total return, which would cause Rising Rates Opportunity ProFund to lose value.

For more information on Rising Rates Opportunity ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Rising Rates Opportunity ProFund by showing the variability of Rising Rates Opportunity ProFund returns from year to year and by comparing average annual total returns for the Investor Class Shares and Service Class Shares to a broad measure of market performance and to the Long Bond. Past performance, before and after taxes, is no guarantee of future results.

Average annual total returns are shown on a before and after-tax basis for Investor Class Shares only. After-tax returns for Service Class Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold ProFund shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of ProFund shares.

Annual Return of Investor Class Shares as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Rising Rates Opportunity ProFund for one quarter was 7.55% (quarter ended June 30, 2004) and the lowest return was –10.61% (quarter ended June 30, 2005).

Average Annual Total Returns As of December 31, 2005	One Year	Since Inception	Inception Date
Investor Class Shares			05/01/02
- Before Taxes	-7.53%	-11.08%
- After Taxes on Distributions	-8.16%	-11.24%
- After Taxes on Distributions and Sale of Shares	-4.89%	-9.26%
Service Class Shares (1)	-8.44%	-11.85%	05/01/02
Lehman Brothers U.S. Treasury: Long-Term Index (2)	6.18%	7.91%
Most recently issued Long Bond (2)(3)	9.30%	9.36%

(1)	Reflects no deduction for taxes. (2) The Lehman Brothers U.S. Treasury: Long Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. The index reflects both price return and yield and is calculated assuming the reinvestment of coupon payments. It does not reflect a deduction for fees, expenses or taxes. (3) Reflects no deduction for fees, expenses or taxes. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Rising Rates Opportunity ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee          $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (RRPIX)	Service Class (RRPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.68%	0.68%

Total Annual Fund Operating Expenses	1.43%	2.43%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Rising Rates Opportunity ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$146	$452	$782	$1,713
Service Class	$246	$758	$1,296	$2,766

88	< Rising Rates Opportunity ProFund

Rising U.S. Dollar ProFund

Investment Objective

Rising U.S. Dollar ProFund seeks daily investment results, before fees and expenses, that correspond to the daily performance of the US Dollar Index®.

If Rising U.S. Dollar ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any increase in the US Dollar Index® (Index) on a given day. Generally, an increase in the Index represents an increase in the value of the U.S. dollar versus the foreign currencies represented in the Index. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any decrease in the Index on a given day. Generally, a decline in the Index represents a decrease in the value of the U.S. dollar versus the foreign currencies represented in the Index.

Principal Investment Strategy

Rising U.S. Dollar ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as the US Dollar Index®. Rising U.S. Dollar ProFund’s assets will have significant inverse (short) exposure to foreign (non-U.S.) “hard currencies.” “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund may invest significantly in forward contracts, swap agreements and futures contracts in combination with dollar-denominated debt or money market instruments.

Principal Risk Considerations

The principal risks of investing in Rising U.S. Dollar ProFund are active investor risk, counterparty risk, early close/trading halt risk, portfolio turnover risk, market risk, interest rate risk, correlation risk, credit risk, debt instrument risk, foreign currency risk, foreign investment risk, foreign money market instruments risk, geographic concentration risk, liquidity risk, aggressive investment technique risk, non-diversification risk, tax risk and repurchase agreement risk.

For more information on Rising U.S. Dollar ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

Rising U.S. Dollar ProFund commenced investment operations on February 17, 2005. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Rising U.S. Dollar ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (RDPIX)	Service Class (RDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	0.69%	0.69%

Total Annual Fund Operating Expenses	1.44%	2.44%

*“Other	Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Rising U.S. Dollar ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$147	$456	$787	$1,724
Service Class	$247	$761	$1,301	$2,776

Rising U.S. Dollar ProFund >	89

Falling U.S. Dollar ProFund

Investment Objective

Falling U.S. Dollar ProFund seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the US Dollar Index®.

If Falling U.S. Dollar ProFund is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the US Dollar Index® (Index) on a given day. Generally, a decline in the Index represents a decrease in the value of the U.S. dollar versus the foreign currencies represented in the Index. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index on a given day. Generally, an increase in the Index represents an increase in the value of the U.S. dollar versus the foreign currencies represented in the Index.

Principal Investment Strategy

Falling U.S. Dollar ProFund takes positions in financial instruments that, in combination, should have similar daily return characteristics as inverse of the US Dollar Index®. Falling U.S. Dollar ProFund’s assets will have significant exposure to foreign (non-U.S.) “hard currencies.” “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. The Fund may invest significantly in either foreign denominated money market instruments or forward contracts, swap agreements and futures contracts in combination with dollar denominated debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in Falling U.S. Dollar ProFund are active investor risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, market risk, interest rate risk, correlation risk, debt instrument risk, foreign currency risk, foreign investment risk, foreign money market instruments risk, geographic concentration risk, inverse correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, tax risk and repurchase agreement risk.

For more information on Falling U.S. Dollar ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFund Strategies and Risks” beginning on page 7.

Fund Performance

Falling U.S. Dollar ProFund commenced investment operations on February 17, 2005. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Falling U.S. Dollar ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses (as a percentage of average daily net assets)	Investor Class (FDPIX)	Service Class (FDPSX)
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses*	1.38%	1.38%

Total Annual Fund Operating Expenses	2.13%	3.13%
Fee Waivers/Reimbursements**	-0.18%	-0.18%

Total Net Annual Fund Operating Expenses	1.95%	2.95%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.95% for Investor Class Shares and 2.95% for Service Class Shares through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

Example: This example is intended to help you compare the cost of investing in Falling U.S. Dollar ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$198	$650	$1,128	$2,448
Service Class	$298	$949	$1,624	$3,426

90	< Falling U.S. Dollar ProFund

Money Market ProFund may be appropriate for investors who:

>	are executing a strategy that relies on frequent buying, selling, or exchanging among mutual funds with different objectives. The ProFunds do not limit how often an investor may exchange among ProFunds and do not impose any transaction fee when investors buy, sell or exchange a ProFund, other than a $10 wire redemption fee under certain circumstances.
>	seek current income consistent with liquidity and preservation of capital.

Money Market ProFund

Money Market ProFund >	91

Money Market ProFund

Investment Objective

Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy

Money Market ProFund pursues its investment objective through a “master feeder” arrangement. Money Market ProFund invests all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate investment company managed by Deutsche Asset Management, Inc. with an identical investment objective. The Portfolio may invest in high-quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities, repurchase agreements and asset-backed securities.

Because many of the principal investments of the Portfolio are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in the financial services industry. The Portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

The Portfolio maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio may also invest in longer-term securities that have features that reduce their maturities to 397 days or less at the time of purchase:

>	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);
>	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);
>	are unrated, but are determined to be of comparable quality by the Portfolio’s investment adviser; or
>	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the Portfolio’s investment adviser.

Principal Risk Considerations

The principal risks of investing in Money Market ProFund are market risk, active investor risk, interest rate risk, debt instrument risk and repurchase agreement risk. In addition, Money Market ProFund is also subject to the following risks:

>	Credit Risk: A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk the Portfolio only buys high quality securities with minimal credit risk. Also the Portfolio primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.
>	Security Selection Risk: While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities in which the Portfolio invests will not perform as expected. This could cause the Portfolio’s returns to lag behind those of similar money market funds.
>	Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.
>	Financial Services Industry Concentration Risk: Because the Portfolio invests more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in Money Market ProFund is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While Money Market ProFund seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that Money Market ProFund will do so, and you could lose money by investing in this ProFund.

For more information on Money Market ProFund’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance. The bar chart and table below provide an indication of the risks of investing in Money Market ProFund Investor Class Shares by showing the variability of Money Market ProFund returns from year to year. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on Investor Class Shares of Money Market ProFund for one quarter was 1.51% (quarter ended September 30, 2000) and the lowest return was 0.05% (quarter ended December 31, 2003).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares	2.46%	1.52%	2.85%	11/17/97
Service Class Shares	1.45%	0.78%	1.94%	11/17/97

The 7-day yield (the income for the previous 7 days projected over a full year) for Money Market ProFund as of December 31, 2005 was 3.46% for Investor Class Shares and 2.46% for Service Class Shares.

Master Feeder Structure

Money Market ProFund is a feeder fund that currently invests all of its assets in a master fund, the Portfolio. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to their investments in the Portfolio. Each feeder fund can set its own fund-specific expenses, transaction minimums and other requirements.

Shareholders of Money Market ProFund, on April 25, 2001, approved an investment advisory agreement with ProFund Advisors under which ProFund Advisors serves as investment adviser of

92	< Money Market ProFund

Money Market ProFund

Money Market ProFund, although no fee is payable under the investment advisory agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. Money Market ProFund’s Trustees may withdraw its assets from the Portfolio if they believe doing so is in the shareholders’ best interests.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Money Market ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee         $10 (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses* (as a percentage of average daily net assets)	Investor Class (MPIXX)	Service Class (MPSXX)
Investment Advisory Fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses**	0.70%	0.70%

Total Annual Fund Operating Expenses	0.85%	1.85%

*	Reflects the expenses of both Money Market ProFund and the Portfolio.
**	“Other expenses” include fees paid for management services, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Money Market ProFund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$87	$271	$471	$1,049
Service Class	$188	$582	$1,001	$2,169

Money Market ProFund >	93

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94

General ProFunds Information

“The price at which you purchase, redeem and exchange shares is the net asset value (NAV) per share next calculated after your transaction request is received in good order.”

General ProFunds Information >	95

General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) per share next determined after your transaction request is received in good order. Each ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent a ProFund’s portfolio investments trade in markets on days when a ProFund is not open for business, the value of the ProFund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund is open for business. If the exchange or market on which a ProFund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds may close early on the day before certain holidays and the day after Thanksgiving. U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will cease taking transaction requests including requests to exchange to or from other ProFunds.

Bond Market Association’s Proposed Early Close Schedule: On the following days in 2006, the Bond Market Association has recommended that the bond markets close at 2:00 p.m. Eastern Time: Friday, January 13; Friday, February 17; Thursday, April 13; Friday, May 26; Monday, July 3; Friday, September 1; Friday, October 6; Wednesday, November 22; Friday, November 24; Friday, December 22 and Friday, December 29. The Bond Market Association may announce changes to this schedule or other early close dates from time to time. On such days, the U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before the Bond Market Association’s proposed early close). A Fund may cease taking transaction requests including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days at the cut-off time.

A ProFund’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the NAV of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the ProFunds, may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund sold it. See the ProFunds Statement of Additional Information for more details.

Money Market ProFund uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

Dividends and Distributions

Each of the ProFunds intends to declare and distribute to its shareholders at least annually all of the year’s net investment income and net capital gains, if any, as follows:

	Dividends		Capital Gains

ProFund Name	Accrued	Paid	Paid

Money Market	Daily	Monthly	Annually*

U.S. Government Plus	Daily	Monthly	Annually*

Real Estate UltraSector	Quarterly	Quarterly	Annually*

All other ProFunds	Annually	Annually	Annually
*Money	Market ProFund reserves the right to include in a dividend any short-term capital gains on securities that it sells.

ProFunds does not announce dividend distribution dates in advance. Certain investment strategies employed by certain ProFunds may produce income or net short-term capital gains

96	< General ProFunds Information

General ProFunds Information

which the Funds would seek to distribute more frequently. Each ProFund may declare additional capital gains distributions during a year.

Each ProFund will reinvest distributions in additional shares of the ProFund making the distribution unless a shareholder has written to request distributions in cash (by check, wire or ACH).

By selecting the distribution by check or wire option, the shareholder agrees to the following conditions:

>	If a shareholder elects to receive distributions by check or wire, each ProFund will, nonetheless, automatically reinvest such distributions in additional shares of such ProFund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount.
>	Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only the Money Market ProFund is open, the funds will be reinvested into Money Market ProFund; and
>	Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>	Money Market ProFund shares begin to earn dividends on the day ProFunds’ transfer agent receives a Federal funds wire payment for a purchase in good order. Money Market ProFund may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV of $1.00 per share.
>	U.S. Government Plus ProFund shares begin to earn dividends on the first business day following the day that ProFunds’ transfer agent receives a Federal funds wire payment for a purchase in good order.
>	U.S. Government Plus ProFund and Money Market ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by ProFunds’ transfer agent.
>	Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed. Shares continue to earn dividends through the business day that ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state or local tax consequences. Please see the Statement of Additional Information for more information.

>	A ProFund does not ordinarily pay federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders.
>	Each ProFund expects to distribute all or substantially all of its income and gains to shareholders every year. For Federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.
>	Shareholders will generally be subject to tax on dividends regardless of how long they have held ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested.
>	Whether a distribution of capital gains by a ProFund is taxable to shareholders as ordinary income or at the lower rate applicable to “net capital gains” depends on how long a ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the ProFund. Distributions are taxable even if they are paid from income or gains earned by a ProFund prior to the investor’s purchase of the ProFund shares (which income or gains were thus included in the price paid for the ProFund shares).
>	Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for more than 12 months and that are properly designated by the ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from investments that a ProFund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income. Distributions are taxable whether received in cash or reinvested in additional shares. Distributions may also be subject to state and local taxes.
>	For taxable years beginning before January 1, 2009, distributions of investment income designated by a ProFund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that holding period and other requirements are met at both the shareholder and Fund level. The Profunds do not expect that a significant portion of their distributions will be derived from qualified dividend income. For more information, see the Statement of Additional Information under “Taxation.”
>	If shareholders redeem their ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, depending upon how long they have held the shares. Shareholder transactions in a ProFund’s shares resulting in gain from redeeming or selling shares held for more than one year generally are taxed at capital gain rates while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.
>	If shareholders exchange shares of one ProFund for shares of another ProFund, this will be treated as a sale of ProFund shares and any gain on the transaction may be subject to federal income tax.
>	Dividends and distributions declared by a ProFund in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
>	Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning before January 1, 2009.
>	Distributions by a ProFund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisors to determine the suitability of a ProFund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a ProFund) from such a plan.

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General ProFunds Information

>	Distributions from investments in securities of foreign issues, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, a ProFund’s yield on those securities would decrease. It is not anticipated that shareholders will be able to claim a credit or deduction with respect to foreign taxes. In addition, a ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of a ProFund’s distributions.
>	A ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders through 2010 (after which the tax rate will be 31%) who fail to provide the ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>	In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the “2004 Act”), until January 1, 2008, a ProFund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the ProFund.
>	The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. Under the 2004 Act, until January 1, 2008, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommends that shareholders consult their own tax advisors about federal, state, local and foreign tax consequences of investment in the ProFunds.

98	< General ProFunds Information

Shareholder Services Guide

“Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange shares... of any publicly available ProFund for shares... of another publicly available ProFund....”

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Shareholder Services Guide

You may purchase shares using any of the following methods.	How to Make an Initial Purchase	How to Purchase Additional Shares
Fund Minimums (all account types except Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.
Fund Minimums (Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $4,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.	The minimum subsequent purchase amount is $100.
By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 101).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Step 1: Complete a New Account Form (see “Completing your New Account Form” on page 101).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

By Wire

Step 2:

Fax the New Account Form to (800) 782-4797 (toll-free) or
(614) 470-8718. Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number, and

>    receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

Step 2: Contact your bank to initiate your wire transfer.

Step 3:

Instruct your bank to transfer money by wire to:

Huntington Bank

Columbus, OH

Routing/ABA # 044000024

ProFunds DDA # 01892150549

For further credit to: Your name, the name of the ProFund(s), your ProFunds account number and your ProFunds confirmation number.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-off Time on page 103. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m. Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

By ACH

Step 1:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

By Internet	Step 1: Go to www.profunds.com Step 2: Click on the “Open Account” button. Step 3: Complete an on-line New Account Form.	Step 1: Go to www.profunds.com Step 2: Click on the “Access Account” button. Step 3: Enter User Name and Password. Step 4: Follow transaction instructions for making a purchase.
Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

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Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on page 102. ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 103 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122 - Individual Investors only

(888) 776-5717 - Financial Professionals and Institutions only

Interactive Voice Response System (IVR):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

www.profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information
By Telephone:	(888) 776-3637 or (614) 470-8122 — Individual Investors only (888) 776-5717 — Institutions and Financial Professionals only

Fax:	(800) 782-4797 (toll-free) or (614) 470-8718.

Internet:	www.profunds.com

Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Overnight mail:	ProFunds c/o BISYS Fund Services 3435 Stelzer Road Columbus, OH 43219

Opening A New Account

ProFunds offers two classes of shares in this Prospectus: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not found in Investor Class Shares. There is a separate New Account Form for each class of shares. Please ensure you have the correct New Account Form before completing it.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see instructions below. You may also open a new account on-line. Go to www.profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through Automated Clearing House (ACH). For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (“TSA” or 403(b)(7) plans) are available. Please visit the ProFunds Internet website or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.
>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.
>	When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.
>	You must provide a street address (ProFunds does not accept P.O. Box only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.
>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in the Money Market ProFund.
>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons

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Shareholder Services Guide

opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, transaction orders, including purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

ProFunds offers you the options to send purchase orders by mail or fax and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

ProFunds prices shares you purchase at the price per share next computed after we (or an authorized financial intermediary) receive your purchase request in good order. To be in good order, a purchase request must include a wire, check or, ACH received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important information you should know when you Purchase Shares:

>	Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 103 and further described under “Additional Shareholder Information.”
>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.
>	Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. If the New Account Form does not designate a share class, your investment will be made in the Investor Class Shares. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account, or for checks, ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.
>	If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.
>	ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class shares of any publicly available ProFund for Investor or Service Class shares of another publicly available ProFund or series of Access One Trust (each an “Access One Fund”) that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on the next page.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request.
>	the number of shares, percentage, or dollar value of the shares you wish to exchange.
>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Important information you should know when you Exchange Shares:

>	An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor.
>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.
>	Neither ProFunds, ProFunds Distributors, Inc. nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.
>	The redemption and purchase will be processed at the next calculated net asset values (NAVs) of the respective ProFunds or Access One Funds after the ProFunds have received your exchange request in good order.
>	The exchange privilege may be modified or discontinued at any time.
>	Before exchanging into a ProFund or Access One Fund, please read the fund’s Prospectus.
>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;
>	account number(s);
>	the name of the ProFund(s);
>	your daytime telephone number;
>	the dollar amount, percentage or number of shares being redeemed; and
>	how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

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You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell shares:

>	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.
>	If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees” below).
>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.
>	ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.
>	To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences to you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.
>	Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e. the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close early, the cut-off times for the Bond Benchmarked ProFunds are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Method	ProFund	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	All ProFunds	4:00 p.m.

By Telephone and Wire	All ProFunds (except International, Emerging Markets and UltraSector ProFunds)	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m. through 9:00 p.m.
	International, Emerging Markets and UltraSector ProFunds	3:10 p.m. (wire purchases) 3:30 p.m. (exchanges and redemptions)

By Internet and IVR	All ProFunds (except International, Emerging Markets and UltraSector ProFunds)	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

	International, Emerging Markets and UltraSector ProFunds	3:35 p.m.	ProFunds accepts transactions at any time except between 3:35 p.m. and 4:30 p.m.

Signature Guarantees

Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

>	Your account address has changed within the last 10 business days.
>	A check is being mailed to an address different than the one on your account.
>	A check or wire is being made payable to someone other than the account owner.
>	Redemption proceeds are being transferred to an account with a different registration.
>	A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account or the bank account has been established within the previous 10 business days.
>	Other unusual situations as determined by ProFunds’ transfer agent.

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Shareholder Services Guide

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. Neither ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks that have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent in Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted under “ProFunds Strategies and Risks — Discussion of Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively impact a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Disclosure of Portfolio Holdings

A description of the ProFunds’ policies and procedures with respect to the disclosure of each ProFund’s portfolio securities is available in the ProFunds’ Statement of Additional Information and on the ProFunds’ website at www.profunds.com.

Additional Shareholder Services

Draft Checks

You may elect to redeem shares of Money Market ProFund by draft check ($500 minimum). You are responsible for ensuring that there are sufficient proceeds in your account to cover draft checks. Please call ProFunds to establish check writing on your account. Upon receipt of a completed signature card, the service will be activated. Please allow ten business days to receive your supply of checks. There is a $25 fee for stop payment requests. A check writing option is not available for retirement account shareholders.

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Such shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Program — PaperFreeTM.”

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFreeTM service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

104	< Shareholder Services Guide

Shareholder Services Guide

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. These expenses paid by the ProFunds are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (“Distributor”) each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund contained in this Prospectus.

In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the Statement of Additional Information.

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106

ProFunds Management

“The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.”

ProFunds Management >	107

ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds and provides management services to the ProFunds. ProFund Advisors has served as the investment advisor and management services provider since ProFunds’ inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each non-money market ProFund, except OTC ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund for which it is entitled to receive annual fees equal to 0.70%, 0.90%, 0.90% and 0.50%, respectively, of the average daily net assets of each such ProFund. ProFund Advisors bears the costs of providing advisory services. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds, and the basis for the Portfolio’s Board of Trustees approving the investment advisory agreement of the Portfolio, is available in the Funds’ annual report to shareholders dated December 31, 2005. During the year ended December 31, 2005, each ProFund for which ProFund Advisors served as investment adviser and which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Bull	0.75%
Mid-Cap	0.75%
Small-Cap	0.75%
OTC	0.70%
Large-Cap Value	0.75%
Large-Cap Growth	0.75%
Mid-Cap Value	0.75%
Mid-Cap Growth	0.75%
Small-Cap Value	0.75%
Small-Cap Growth	0.75%
Europe 30	0.75%
UltraBull	0.75%
UltraMid-Cap	0.75%
UltraSmall-Cap	0.75%
UltraDow 30	0.75%
UltraOTC	0.75%
UltraJapan	0.90%
Bear	0.75%
Short Small-Cap	0.75%
Short OTC	0.75%
UltraBear	0.75%
UltraShort Mid-Cap	0.70%
UltraShort Small-Cap	0.75%
UltraShort Dow 30	0.75%
UltraShort OTC	0.75%
Banks	0.15%
Basic Materials	0.75%
Biotechnology	0.75%
Consumer Goods	0.00%
Consumer Services	0.00%
Financials	0.67%
Health Care	0.75%
Industrials	0.00%
Internet	0.75%
Mobile Telecommunications	0.75%
Oil & Gas	0.75%
Pharmaceuticals	0.75%
Precious Metals	0.75%
Real Estate	0.75%
Semiconductor	0.75%
Technology	0.69%
Telecommunications	0.00%
Utilities	0.75%
U.S. Government Plus	0.50%
Rising Rates Opportunity	0.75%

ProFund Advisors serves as investment adviser of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund.

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and Director of Portfolio from 1997-2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Each ProFund (except Money Market ProFund) is managed by an investment team overseen by Agustin J. Fleites and George O. Foster.

Agustin J. Fleites, Chief Investment Officer and Head of Exchange Traded Funds for ProFund Advisors LLC since August, 2005. Mr. Fleites is principally responsible for development and oversight of Portfolio Strategy for the Advisor. Mr. Fleites formerly served as Senior Principal of State Street Global Advisors (“SSgA”), President of SSgA Funds Management, Inc., and Managing Director of the Advisor Strategies unit from 2002-2005. He served as Chairman of the Board and President of SSgA’s streetTRACKS family of exchange traded funds, Chief Executive Officer and a Director of the SSgA Funds, and a Director of the Select Sector SPDR Trust from 1999-2005. He holds a Bachelor’s degree in Finance and Multinational Management from the Wharton School of the University of Pennsylvania and a Master of Business Administration degree in Finance from Babson College. He is also a Chartered Financial Analyst (CFA).

George O. Foster, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, and Portfolio Manager since October 1999. Mr. Foster is principally responsible for daily Portfolio management operations. Mr. Foster earned a B.S. in Mechanical Engineering from Clarkson University and a M.B.A. in Finance from The George Washington University. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

108	< ProFunds Management

ProFunds Management

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds or who will serve in such capacity when the relevant ProFund becomes operational:

Portfolio Management Team: Broad Index Funds

Bull, Mid-Cap, Small-Cap, OTC, Dow 30, International, Europe 30,
UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraDow 30, UltraOTC,
UltraInternational, UltraEmerging Markets, UltraJapan, Bear, Short
Mid-Cap, Short Small-Cap, Short Dow 30, Short OTC, Short
International, UltraBear, UltraShort Mid-Cap, UltraShort Small-Cap,
UltraShort Dow 30, UltraShort OTC ProFunds, UltraShort
International, UltraShort Emerging Markets and UltraShort Japan

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Elisa Petit – Team Leader, Portfolio Manager	Since 03/02/2000	ProFund Advisors – Team Leader since April 2002, Portfolio Manager since March 2000.
Howard Rubin, CFA – Senior Portfolio Manager	Since 04/10/2000	ProFund Advisors – Senior Portfolio Manager since November 2004, except for the period from May 13, 2005 to July 17, 2005, during which he was unemployed. Portfolio Manager April 2000 to November 2004.
Erik G. Benke, CFA – Associate Portfolio Manager	Since 01/18/2005	ProFund Advisors – Associate Portfolio Manager since January 2005, AIM Investments, Trader, October 2001 to January 2005, Goldman Sachs’ Hull Group LLC–, Associate, August 1999 to July 2001.
Adam Croll – Associate Portfolio Manager	Since 07/11/2005	ProFund Advisors – Associate Portfolio Manager since 07/11/05; SOL Capital Management – Analyst/Trader May 2001 to July 2005.

Portfolio Management Team: Sector/Style Funds

Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, all UltraSector ProFunds and all Inverse Sector ProFunds

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Hratch Najarian – Associate Portfolio Manager	Since 04/15/2002	ProFund Advisors – Associate Portfolio Manager since November 2004, Portfolio Analyst July 2003 to November 2004, Junior Analyst April 2002 to July 2003, Institutional Client Services Representative July 2000 to April 2002.
Michael Neches – Portfolio Analyst	Since 03/27/2000	ProFund Advisors – Portfolio Analyst since November 2004, Junior Analyst May 2001 to November 2004, Portfolio Intern March 2000 to May 2001.

Portfolio Management Team: Bond Benchmarked Funds

U.S. Government Plus, Rising Rates Opportunity, Rising Rates Opportunity 10

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Howard Rubin, CFA – Senior Portfolio Manager	Since 04/10/2000	ProFund Advisors – Senior Portfolio Manager since November 2004, except for the period from May 13, 2005 to July 17, 2005. Portfolio Manager April 2000 to November 2004.
Christian Saarbach – Portfolio Analyst	Since 06/17/2002	ProFund Advisors – Portfolio Analyst since November 2004, Junior Portfolio Analyst June 2002 to November 2004; Intern, Salomon Smith Barney September 2001 to May 2002; Intern, Legg Mason June 2001 to August 2001 and the Johns Hopkins Bloomberg School of Public Health June 2000 to August 2000 and June 2001 to August 2001 – Intern.
Ryan Dofflemeyer – Junior Portfolio Analyst	Since 11/19/2005	ProFund Advisors – Junior Portfolio Analyst since October 2003; Investment Company Institute – Research Assistant, September 2001 to October 2003. University of Virginia – Student, 1997-2001

Portfolio Management Team: Currency Benchmarked Funds

Rising U.S. Dollar, Falling U.S. Dollar

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Elisa Petit – Team Leader, Portfolio Manager	Since 03/02/2000	ProFund Advisors – Team Leader since April 2002, Portfolio Manager since March 2000.
Howard Rubin, CFA – Senior Portfolio Manager	Since 04/10/2000	ProFund Advisors – Senior Portfolio Manager since November 2004, except for the period from May 13, 2005 to July 17, 2005, during which he was unemployed. Portfolio Manager April 2000 to November 2004.

The SAI provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds.

Deutsche Asset Management, Inc.

Money Market ProFund currently seeks its investment objective by investing all of its assets in a portfolio managed by Deutsche Asset Management, Inc. (“DeAM, Inc.”), with headquarters at 280 Park Avenue, New York, NY 10017. DeAM, Inc. makes the Portfolio’s investment decisions and assumes responsibility for the securities the Portfolio owns. For its services as investment adviser of the Portfolio, DeAM, Inc. is entitled to receive annual investment advisory fees equal to 0.15% of the average daily net assets of the Portfolio. During the year ended December 31, 2005, the Portfolio paid DeAM, Inc. investment advisory fees

ProFunds Management >	109

ProFunds Management

equal to 0.12%, net of waivers, of the average daily net assets of the Portfolio.

As of December 31, 2005, DeAM, Inc., had total assets of approximately $123.5 billion under management. DeAM, Inc., is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeAM, Inc., has determined that the sale of shares of ProFunds is likely, through exchanges and otherwise, to increase the size of Money Market ProFund and has, therefore, committed to provide the Distributor with additional resources in order to enhance the visibility and distribution of Money Market ProFund and the other ProFunds.

Market Timing Related Regulatory and Litigation Matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, DeAM, Inc. has advised the funds as follows:

DeAM, Inc. expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM, Inc. expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents of defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of give years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trade arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups. All of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM, Inc. regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters

DeAM, Inc. is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM, Inc.’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM, Inc. regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Service Providers

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219 acts as the distributor of ProFund shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

110	< ProFunds Management

ProFunds Management

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund (other than Money Market ProFund, which is discussed below) for such services. During the year ended December 31, 2005, each ProFund for which ProFund Advisors served as investment adviser and which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effects of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Bull	0.15%
Mid-Cap	0.15%
Small-Cap	0.15%
OTC	0.15%
Large-Cap Value	0.15%
Large-Cap Growth	0.15%
Mid-Cap Value	0.15%
Mid-Cap Growth	0.15%
Small-Cap Value	0.15%
Small-Cap Growth	0.15%
Europe 30	0.15%
UltraBull	0.15%
UltraMid-Cap	0.15%
UltraSmall-Cap	0.15%
UltraDow 30	0.15%
UltraOTC	0.15%
UltraJapan	0.15%
Bear	0.15%
Short Small-Cap	0.15%
Short OTC	0.15%
UltraBear	0.15%
UltraShort Mid-Cap	0.14%
UltraShort Small-Cap	0.15%
UltraShort Dow 30	0.15%
UltraShort OTC	0.15%
Banks	0.03%
Basic Materials	0.15%
Biotechnology	0.15%
Consumer Goods	0.00%
Consumer Services	0.00%
Financials	0.13%
Health Care	0.15%
Industrials	0.00%
Internet	0.15%
Mobile Telecommunications	0.15%
Oil & Gas	0.15%
Pharmaceuticals	0.15%
Precious Metals	0.15%
Real Estate	0.15%
Semiconductor	0.15%
Technology	0.13%
Telecommunications	0.00%
Utilities	0.15%
U.S. Government Plus	0.15%
Rising Rates Opportunity	0.15%

During the year ended December 31, 2005, ProFund Advisors received fees equal to 0.35% of the average daily net assets of Money Market ProFund for client support and administrative services, and for feeder fund management, administration and reporting with respect to Money Market ProFund’s relationship to the Portfolio.

If the ProFund’s Board of Trustees terminates Money Market ProFund’s master-feeder relationship with the Portfolio, the fee charged by ProFund Advisors under the Management Services Agreement will be reduced from 0.35% to 0.15% of the average daily net assets of Money Market ProFund, as feeder fund management, administration and reporting with respect to the master-feeder relationship would no longer be required.

ProFunds Management>	111

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112

The following tables are intended to help you understand the financial history of each share class of the ProFunds for the past five years (or since inception, if shorter).

No information is presented for Dow 30 ProFund, International ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short Mid-Cap ProFund, Short Dow 30 ProFund, Short International ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Japan ProFund, Leisure Goods ProFund, Oil Equipment, Services & Distribution UltraSector ProFund, Short Precious Metals ProFund and Short Utilities ProFund, as these ProFunds were not open for investment as of December 31, 2005. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds, appears in the Annual Report of the ProFunds which is available upon request.

Financial Highlights

Financial Highlights >	113

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Bull ProFund

Investor Class (a)
For the year ended December 31,	2005		2004	2003	2002	2001
Net asset value, beginning of period	$54.88		$50.43	$39.97	$53.44	$63.09

Investment Activities:
Net investment income (loss)(b)	0.29		0.24	(0.01)	(0.04)	(0.04)
Net realized and unrealized gains (losses) on investments	1.35	(c)	4.31	10.47	(13.43)	(9.61)

Total from investment activities	1.64		4.55	10.46	(13.47)	(9.65)

Distributions to Shareholders from:
Net investment income	(0.19)		(0.10)	—	—	—

Net asset value, end of period	$56.33		$54.88	$50.43	$39.97	$53.44

Total Return	2.98%		9.03%	26.17%	(25.21)%	(15.30)%

Ratios to Average Net Assets:
Gross expenses	1.45%		1.44%	1.72%	1.85%	2.03%
Net expenses	1.45%		1.44%	1.71%	1.85%	1.89%
Net investment income (loss)	0.54%		0.48%	(0.03)%	(0.08)%	(0.08)%

Supplemental Data:
Net assets, end of period (000’s)	$84,743		$108,162	$123,319	$116,616	$9,848
Portfolio turnover rate(d)	358%		463%	490%	1,676%	3,058%
Service Class (a)
For the year ended December 31,	2005		2004	2003	2002	2001
Net asset value, beginning of period	$51.54		$47.85	$38.31	$51.62	$61.52

Investment Activities:
Net investment income (loss)(b)	(0.22)		(0.23)	(0.43)	(0.59)	(0.58)
Net realized and unrealized gains (losses) on investments	1.21	(c)	4.02	9.97	(12.72)	(9.32)

Total from investment activities	0.99		3.79	9.54	(13.31)	(9.90)

Distributions to Shareholders from:
Net investment income	—		(0.10)	—	—	—

Net Asset Value, End of Period	$52.53		$51.54	$47.85	$38.31	$51.62

Total Return	1.92%		7.92%	24.90%	(25.78)%	(16.09)%

Ratios to Average Net Assets:
Gross expenses	2.45%		2.40%	2.72%	2.94%	3.08%
Net expenses	2.45%		2.40%	2.71%	2.94%	2.95%
Net investment income (loss)	(0.46)%		(0.48)%	(1.03)%	(1.36)%	(1.06)%

Supplemental Data:
Net assets, end of period (000’s)	$22,680		$49,198	$13,603	$9,154	$42,861
Portfolio turnover rate(d)	358%		463%	490%	1,676%	3,058%
(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

114	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Mid-Cap ProFund

Investor Class
	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$37.55		$32.87	$24.70	$30.50	$30.00

Investment Activities:
Net investment income (loss)(b)	0.12		(0.12)	(0.16)	(0.20)	(0.05)
Net realized and unrealized gains (losses) on investments	3.90	(c)	4.90	8.33	(5.60)	0.68

Total from investment activities	4.02		4.78	8.17	(5.80)	0.63

Distributions to Shareholders from:
Net investment income	(0.05)		—	—	—	—
Net realized gains on investments	(0.28)		(0.10)	—	—	(0.13)

Total distributions	(0.33)		(0.10)	—	—	(0.13)

Net asset value, end of period	$41.24		$37.55	$32.87	$24.70	$30.50

Total Return	10.69%		14.60%	33.08%	(19.02)%	2.12%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.47%		1.55%	1.70%	2.08%	7.49%
Net expenses(e)	1.47%		1.55%	1.69%	1.95%	1.95%
Net investment income (loss)(e)	0.31%		(0.34)%	(0.53)%	(0.72)%	(0.53)%

Supplemental Data:
Net assets, end of period (000’s)	$108,143		$132,350	$99,766	$16,284	$2,904
Portfolio turnover rate(f)	500%		199%	253%	3,727%	1,907%	(d)
Service Class
	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$36.56		$32.33	$24.54	$30.57	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.26)		(0.45)	(0.42)	(0.48)	(0.17)
Net realized and unrealized gains (losses) on investments	3.75	(c)	4.78	8.21	(5.55)	0.87

Total from investment activities	3.49		4.33	7.79	(6.03)	0.70

Distributions to Shareholders from:
Net realized gains on investments	(0.28)		(0.10)	—	—	(0.13)

Net asset value, end of period	$39.77		$36.56	$32.33	$24.54	$30.57

Total Return	9.56%		13.45%	31.74%	(19.73)%	2.35%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.47%		2.55%	2.70%	3.97%	8.33%
Net expenses(e)	2.47%		2.55%	2.69%	2.95%	2.79%
Net investment income (loss)(e)	(0.69)%		(1.34)%	(1.53)%	(1.78)%	(1.79)%

Supplemental Data:
Net assets, end of period (000’s)	$9,582		$2,764	$5,528	$814	$1,095
Portfolio turnover rate(f)	500%		199%	253%	3,727%	1,907%	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	115

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Small-Cap ProFund

Investor Class
	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$38.05		$32.72	$23.81	$30.98	$30.00

Investment Activities:
Net investment income (loss)(b)	0.23		(0.06)	(0.13)	(0.17)	(0.02)
Net realized and unrealized gains (losses) on investments	0.72	(c)	5.65	10.24	(7.00)	1.01

Total from investment activities	0.95		5.59	10.11	(7.17)	0.99

Distributions to Shareholders from:
Net realized gains on investments	—		(0.26)	(1.20)	—	(0.01)

Net asset value, end of period	$39.00		$38.05	$32.72	$23.81	$30.98

Total Return	2.52%		17.08%	42.41%	(23.14)%	3.32%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.37%		1.40%	1.62%	1.98%	1.95%
Net expenses(e)	1.37%		1.40%	1.62%	1.95%	1.95%
Net investment income (loss)(e)	0.60%		(0.18)%	(0.42)%	(0.65)%	(0.19)%

Supplemental Data:
Net assets, end of period (000’s)	$137,016		$155,284	$165,048	$40,591	$28,222
Portfolio turnover rate(f)	475%		385%	254%	865%	95%	(d)
Service Class
	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$36.68		$31.88	$23.50	$30.95	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.13)		(0.40)	(0.40)	(0.42)	(0.08)
Net realized and unrealized gains (losses) on investments	0.70	(c)	5.46	9.98	(7.03)	1.04

Total from investment activities	0.57		5.06	9.58	(7.45)	0.96

Distributions to Shareholders from:
Net realized gains on investments	—		(0.26)	(1.20)	—	(0.01)

Net asset value, end of period	$37.25		$36.68	$31.88	$23.50	$30.95

Total Return	1.55%		15.87%	40.71%	(24.07)%	3.22%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.37%		2.40%	2.62%	2.99%	2.76%
Net expenses(e)	2.37%		2.40%	2.62%	2.95%	2.76%
Net investment income (loss)(e)	(0.40)%		(1.18)%	(1.42)%	(1.55)%	(0.89)%

Supplemental Data:
Net assets, end of period (000’s)	$19,581		$53,235	$109,792	$10,642	$15,392
Portfolio turnover rate(f)	475%		385%	254%	865%	95%	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

116	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

OTC ProFund

Investor Class (a)
	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001
Net asset value, beginning of period	$62.52		$57.01	$40.01	$65.13	$94.85

Investment Activities:
Net investment income (loss)(b)	(0.46)		(0.05)	(0.62)	(0.67)	(1.06)
Net realized and unrealized gains (losses) on investments	0.82	(c)	5.56	19.50	(24.45)	(28.66)

Total from investment activities	0.36		5.51	18.88	(25.12)	(29.72)

Distributions to Shareholders from:
Net investment income	(0.18)		—	—	—	—
Net realized gains on investments	—		—	(1.88)	—	—

Total distributions	(0.18)		—	(1.88)	—	—

Net asset value, end of period	$62.70		$62.52	$57.01	$40.01	$65.13

Total Return	0.57%		9.67%	47.17%	(38.57)%	(31.33)%

Ratios to Average Net Assets:
Gross expenses	1.40%		1.37%	1.59%	1.75%	2.40%
Net expenses	1.40%		1.37%	1.59%	1.75%	1.91%
Net investment income (loss)	(0.76)%		(0.08)%	(1.30)%	(1.56)%	(1.48)%

Supplemental Data:
Net assets, end of period (000’s)	$47,767		$94,630	$90,699	$83,980	$5,524
Portfolio turnover rate(d)	671%		1,147%	868%	620%	5,388%
Service Class (a)
	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2001
Net asset value, beginning of period	$59.89		$55.13	$39.11	$64.33	$94.80

Investment Activities:
Net investment income (loss)(b)	(1.04)		(0.60)	(1.09)	(1.13)	(2.08)
Net realized and unrealized gains (losses) on investments	0.73	(c)	5.36	18.99	(24.09)	(28.39)

Total from investment activities	(0.31)		4.76	17.90	(25.22)	(30.47)

Distributions to Shareholders from:
Net realized gains on investments	—		—	(1.88)	—	—

Net asset value, end of period	$59.58		$59.89	$55.13	$39.11	$64.33

Total Return	(0.52)%		8.63%	45.75%	(39.20)%	(32.14)%

Ratios to Average Net Assets:
Gross expenses	2.40%		2.37%	2.59%	2.94%	3.45%
Net expenses	2.40%		2.37%	2.59%	2.94%	2.95%
Net investment income (loss)	(1.76)%		(1.08)%	(2.30)%	(2.73)%	(2.25)%

Supplemental Data:
Net assets, end of period (000’s)	$12,384		$50,708	$7,324	$22,478	$990
Portfolio turnover rate(d)	671%		1,147%	868%	620%	5,388%
(a)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	117

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Large-Cap Value ProFund

Investor Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period October 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$44.14	$39.12	$30.82	$30.00

Investment Activities:
Net investment income (loss)(b)	0.28	0.19	0.09	0.07
Net realized and unrealized gains (losses) on investments	1.31	4.87	8.27	1.09

Total from investment activities	1.59	5.06	8.36	1.16

Distributions to Shareholders From:
Net investment income	(0.22)	(0.04)	(0.06)	(0.04)
Net realized gains on investments	—	—	—	(0.30)

Total distributions	(0.22)	(0.04)	(0.06)	(0.34)

Net Asset Value, End of Period	$45.51	$44.14	$39.12	$30.82

Total Return	3.61%	12.94%	27.11%	3.88%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.57%	1.57%	1.98%	1.53%
Net expenses(d)	1.57%	1.57%	1.86%	1.53%
Net investment income (loss)(d)	0.65%	0.48%	0.27%	0.83%

Supplemental Data:
Net assets, end of period (000's)	$33,121	$37,163	$28,709	$51,255
Portfolio turnover rate(e)	644%	715%	1,359%	396%	(c)
Service Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period October 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$43.35	$38.83	$30.81	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.15)	(0.21)	(0.24)	(0.03)
Net realized and unrealized gains (losses) on investments	1.26	4.77	8.26	1.14

Total from investment activities	1.11	4.56	8.02	1.11

Distributions to Shareholders From:
Net investment income	—	(0.04)	—	—
Net realized gains on investments	—	—	—	(0.30)

Total distributions	—	(0.04)	—	(0.30)

Net Asset Value, End of Period	$44.46	$43.35	$38.83	$30.81

Total Return	2.58%	11.75%	26.03%	3.72%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.57%	2.57%	2.98%	2.63%
Net expenses(d)	2.57%	2.57%	2.86%	2.63%
Net investment income (loss)(d)	(0.35)%	(0.52)%	(0.73)%	(0.36)%

Supplemental Data:
Net assets, end of period (000's)	$3,977	$16,296	$1,909	$2,780
Portfolio turnover rate(e)	644%	715%	1,359%	396% (c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

118	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Large-Cap Growth ProFund

Investor Class
	For the year ended December 31, 2005		For the year ended December 31, 2004		For the year ended December 31, 2003	For the period October 1, 2002(a) through December 31, 2002
Net asset value, beginning of period	$37.62		$36.38		$30.48	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.02)		(0.02)		(0.16)	0.01
Net realized and unrealized gains (losses) on investments	0.64	(c)	1.26	(c)	7.03	0.48

Total from investment activities	0.62		1.24		6.87	0.49

Distributions to Shareholders from:
Net realized gains on investments	—		—		(0.97)	(0.01)

Net asset value, end of period	$38.24		$37.62		$36.38	$30.48

Total Return	1.65%		3.41%		22.54%	1.62%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.55%		1.78%		1.80%	1.52%
Net expenses(e)	1.55%		1.78%		1.80%	1.52%
Net investment income (loss)(e)	(0.04)%		(0.07)%		(0.50)%	0.18%
Supplemental Data:
Net assets, end of period (000’s)	$12,975		$5,404		$3,674	$28,630
Portfolio turnover rate(f)	1,287%		1,288%		438%	180%	(d)
Service Class
	For the year ended December 31, 2005		For the year ended December 31, 2004		For the year ended December 31, 2003	For the period October 1, 2002(a) through December 31, 2002
Net asset value, beginning of period	$36.90		$36.05		$30.46	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.38)		(0.39)		(0.49)	(0.09)
Net realized and unrealized gains (losses) on investments	0.62	(c)	1.24	(c)	7.05	0.56

Total from investment activities	0.24		0.85		6.56	0.47

Distributions to Shareholders from:
Net realized gains on investments	—		—		(0.97)	(0.01)

Net asset value, end of period	$37.14		$36.90		$36.05	$30.46

Total Return	0.65%		2.36%		21.54%	1.55%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.55%		2.78%		2.80%	2.62%
Net expenses(e)	2.55%		2.78%		2.80%	2.62%
Net investment income (loss)(e)	(1.04)%		(1.07)%		(1.50)%	(1.12)%

Supplemental Data:
Net assets, end of period (000’s)	$8,439		$15,659		$2,525	$1,800
Portfolio turnover rate(f)	1,287%		1,288%		438%	180%	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	119

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Mid-Cap Value ProFund

Investor Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003		For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$38.92	$33.39	$24.78		$28.81	$30.00

Investment Activities:
Net investment income (loss)(b)	0.08	0.06	0.02		(0.12)	(0.05)
Net realized and unrealized gains (losses) on investments	3.66	5.47	8.59		(3.91)	(0.23)

Total from investment activities	3.74	5.53	8.61		(4.03)	(0.28)

Distributions to Shareholders From:
Net investment income	(0.05)	—	—	(c)	—	—
Net realized gains on investments	(1.63)	—	—		—	(0.91)

Total distributions	(1.68)	—	—	(c)	—	(0.91)

Net Asset Value, End of Period	$40.98	$38.92	$33.39		$24.78	$28.81

Total Return	9.58%	16.56%	34.76%		(13.99%)	(0.88)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.50%	1.40%	1.80%		2.08%	2.61%
Net expenses(e)	1.50%	1.40%	1.80%		1.95%	1.95%
Net investment income (loss)(e)	0.19%	0.17%	0.05%		(0.42)%	(0.51)%

Supplemental Data:
Net assets, end of period (000's)	$32,204	$53,337	$101,345		$3,925	$3,576
Portfolio turnover rate(f)	520%	631%	600%		1,899%	1,400%	(d)
Service Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003		For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$37.72	$32.70	$24.49		$28.73	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.31)	(0.29)	(0.27)		(0.42)	(0.07)
Net realized and unrealized gains (losses) on investments	3.55	5.31	8.48		(3.82)	(0.29)

Total from investment activities	3.24	5.02	8.21		(4.24)	(0.36)

Distributions to Shareholders From:
Net realized gains on investments	(1.63)	—	—		—	(0.91)

Net Asset Value, End of Period	$39.33	$37.72	$32.70		$24.49	$28.73

Total Return	8.56%	15.35%	33.52%		(14.76)%	(1.14)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.50%	2.40%	2.80%		3.04%	3.43%
Net expenses(e)	2.50%	2.40%	2.80%		2.95%	2.77%
Net investment income (loss)(e)	(0.81)%	(0.83)%	(0.95)%		(1.45)%	(0.72)%

Supplemental Data:
Net assets, end of period (000's)	$5,021	$34,003	$11,151		$6,316	$6,178
Portfolio turnover rate(f)	520%	631%	600%		1,899%	1,400%	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

120	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Mid-Cap Growth ProFund

Investor Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$33.63	$30.25	$23.87	$30.88	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.25)	(0.32)	(0.35)	(0.37)	(0.15)
Net realized and unrealized gains (losses) on investments	4.09	3.70	6.73	(6.64)	1.22

Total from investment activities	3.84	3.38	6.38	(7.01)	1.07

Distributions to Shareholders From:
Net realized gains on investments	—	—	—	—	(0.19)

Net Asset Value, End of Period	$37.47	$33.63	$30.25	$23.87	$30.88

Total Return	11.42%	11.17%	26.73%	(22.70)%	3.56%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.59%	1.78%	2.12%	2.88%	1.95%
Net expenses(d)	1.59%	1.78%	1.95%	1.95%	1.95%
Net investment income (loss)(d)	(0.71)%	(1.03)%	(1.28)%	(1.38)%	(1.54)%

Supplemental Data:
Net assets, end of period (000's)	$37,804	$22,494	$5,462	$1,324	$6,086
Portfolio turnover rate(e)	918%	1,293%	2,235%	3,616%	1,062%	(c)
Service Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net Asset Value, Beginning of Period	$32.54	$29.58	$23.59	$30.82	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.58)	(0.62)	(0.61)	(0.63)	(0.25)
Net realized and unrealized gains (losses) on investments	3.93	3.58	6.60	(6.60)	1.26

Total from investment activities	3.35	2.96	5.99	(7.23)	1.01

Distributions to Shareholders From:
Net realized gains on investments	—	—	—	—	(0.19)

Net Asset Value, End of Period	$35.89	$32.54	$29.58	$23.59	$30.82

Total Return	10.29%	10.01%	25.39%	(23.46)%	3.36%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.59%	2.78%	3.12%	3.56%	2.94%
Net expenses(d)	2.59%	2.78%	2.95%	2.94%	2.94%
Net investment income (loss)(d)	(1.71)%	(2.03)%	(2.28)%	(2.43)%	(2.48)%

Supplemental Data:
Net assets, end of period (000's)	$14,950	$9,254	$991	$2,164	$3,460
Portfolio turnover rate(e)	918%	1,293%	2,235%	3,616%	1,062%	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	121

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Small-Cap Value ProFund

Investor Class
	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$39.85		$33.16	$24.61	$30.17	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.16)		(0.03)	(0.17)	(0.29)	(0.05)
Net realized and unrealized gains (losses) on investments	1.64	(c)	6.87	8.77	(5.27)	0.39

Total from investment activities	1.48		6.84	8.60	(5.56)	0.34

Distributions to Shareholders from:
Net realized gains on investments	—		(0.15)	(0.05)	—	(0.17)

Net asset value, end of period	$41.33		$39.85	$33.16	$24.61	$30.17

Total Return	3.74%		20.62%	34.95%	(18.43)%	1.15%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.59%		1.46%	1.73%	1.98%	2.00%
Net expenses(e)	1.59%		1.46%	1.73%	1.95%	1.95%
Net investment income (loss)(e)	(0.41)%		(0.09)%	(0.59)%	(0.96)%	(0.52)%

Supplemental Data:
Net assets, end of period (000’s)	$15,112		$155,891	$123,119	$7,554	$13,284
Portfolio turnover rate(f)	761%		525%	652%	1,650%	962%	(d)
Service Class
	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$38.50		$32.38	$24.29	$30.11	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.54)		(0.38)	(0.45)	(0.62)	(0.14)
Net realized and unrealized gains (losses) on investments	1.61	(c)	6.65	8.59	(5.20)	0.42

Total from investment activities	1.07		6.27	8.14	(5.82)	0.28

Distributions to Shareholders from:
Net realized gains on investments	—		(0.15)	(0.05)	—	(0.17)

Net asset value, end of period	$39.57		$38.50	$32.38	$24.29	$30.11

Total Return	2.81%		19.36%	33.52%	(19.33)%	0.95%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.59%		2.46%	2.73%	2.97%	2.90%
Net expenses(e)	2.59%		2.46%	2.73%	2.94%	2.85%
Net investment income (loss)(e)	(1.41)%		(1.09)%	(1.59)%	(2.03)%	(1.41)%

Supplemental Data:
Net assets, end of period (000’s)	$11,342		$32,029	$14,444	$10,979	$36,458
Portfolio turnover rate(f)	761%		525%	652%	1,650%	962%	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

122	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Small-Cap Growth ProFund

Investor Class
	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$36.28		$30.20	$22.47	$30.80	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.29)		(0.33)	(0.29)	(0.39)	(0.15)
Net realized and unrealized gains (losses) on investments	2.97	(c)	6.41	8.07	(5.66)	1.30

Total from investment activities	2.68		6.08	7.78	(6.05)	1.15

Distributions to Shareholders from:
Net realized gains on investments	—		—	(0.05)	(2.28)	(0.35)

Net asset value, end of period	$38.96		$36.28	$30.20	$22.47	$30.80

Total Return	7.41%		20.13%	34.64%	(19.64)%	3.87%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.55%		1.59%	1.80%	2.68%	2.94%
Net expenses(e)	1.55%		1.59%	1.80%	1.95%	1.92%
Net investment income (loss)(e)	(0.79)%		(1.00)%	(1.16)%	(1.50)%	(1.57)%

Supplemental Data:
Net assets, end of period (000’s)	$20,799		$103,113	$16,890	$7,934	$9,605
Portfolio turnover rate(f)	628%		854%	1,184%	4,550%	1,020%	(d)
Service Class
	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$35.24		$29.64	$22.27	$30.87	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.65)		(0.66)	(0.55)	(0.66)	(0.26)
Net realized and unrealized gains (losses) on investments	2.90	(c)	6.26	7.97	(5.66)	1.48

Total from investment activities	2.25		5.60	7.42	(6.32)	1.22

Distributions to Shareholders from:
Net realized gains on investments	—		—	(0.05)	(2.28)	(0.35)

Net asset value, end of period	$37.49		$35.24	$29.64	$22.27	$30.87

Total Return	6.38%		18.89%	33.33%	(20.47)%	4.10%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.55%		2.59%	2.80%	3.25%	3.96%
Net expenses(e)	2.55%		2.59%	2.80%	2.95%	2.95%
Net investment income (loss)(e)	(1.79)%		(2.00)%	(2.16)%	(2.45)%	(2.65)%

Supplemental Data:
Net assets, end of period (000’s)	$9,510		$43,438	$8,423	$1,465	$638
Portfolio turnover rate(f)	628%		854%	1,184%	4,550%	1,020%	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	123

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Europe 30 ProFund

Investor Class
For the year ended December 31,	2005		2004		2003	2002		2001
Net asset value, beginning of period	$14.88		$12.97		$9.43	$12.62		$22.65

Investment Activities:
Net investment income (loss)(a)	0.06		0.02		0.06	0.10		—	(b)
Net realized and unrealized gains (losses) on investments	1.07	(c)	1.89		3.51	(3.29)		(10.03)

Total from investment activities	1.13		1.91		3.57	(3.19)		(10.03)

Distributions to Shareholders from:
Net investment income	(0.01)		—	(b)	(0.03)	—		—

Net asset value, end of period	$16.00		$14.88		$12.97	$9.43		$12.62

Total Return	7.60%		14.76%		37.81%	(25.28)%		(44.28)%

Ratios to Average Net Assets:
Gross expenses	1.51%		1.56%		1.79%	2.34%		4.17%
Net expenses	1.51%		1.56%		1.78%	1.95%		2.75%
Net investment income (loss)	0.38%		0.12%		0.52%	0.93%		0.02%

Supplemental Data:
Net assets, end of period (000’s)	$49,583		$43,254		$23,377	$8,184		$5,923
Portfolio turnover rate(d)	800%		742%		1,593%	2,892%		11,239%
Service Class
For the year ended December 31,	2005		2004		2003	2002		2001
Net asset value, beginning of period	$15.31		$13.46		$9.85	$12.25		$22.28

Investment Activities:
Net investment income (loss)(a)	(0.09)		(0.12)		(0.05)	0.12	(e)	0.04
Net realized and unrealized gains (losses) on investments	1.10	(c)	1.97		3.66	(2.52)		(10.07)

Total from investment activities	1.01		1.85		3.61	(2.40)		(10.03)

Distributions to Shareholders from:
Net investment income	—		—	(b)	—	—		—

Net asset value, end of period	$16.32		$15.31		$13.46	$9.85		$12.25

Total Return	6.60%		13.78%		36.65%	(19.59)%	(e)	(45.02)%

Ratios to Average Net Assets:
Gross expenses	2.51%		2.54%		2.79%	2.14%	(e)	4.78%
Net expenses	2.51%		2.54%		2.78%	1.58%	(e)	3.36%
Net investment income (loss)	(0.62)%		(0.86)%		(0.48)%	1.15%	(e)	0.22%

Supplemental Data:
Net assets, end of period (000’s)	$2,954		$12,995		$11,105	$2,667		$116
Portfolio turnover rate(d)	800%		742%		1,593%	2,892%		11,239%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(e)	The net investment income (loss) per share, total returns and ratios shown do not correlate to the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets.

124	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraBull ProFund

Investor Class (a)
For the year ended December 31,	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$55.82	$47.52		$30.64	$57.22	$84.30

Investment Activities:
Net investment income (loss)(b)	0.22	0.22		(0.07)	(0.19)	(0.28)
Net realized and unrealized gains (losses) on investments	1.36	8.23		16.95	(26.39)	(26.80)

Total from investment activities	1.58	8.45		16.88	(26.58)	(27.08)

Distributions to Shareholders From:
Net investment income	(0.14)	(0.15)		—	—	—

Net Asset Value, End of Period	$57.26	$55.82		$47.52	$30.64	$57.22

Total Return	2.84%	17.75%		55.09%	(46.45)%	(32.12)%

Ratios to Average Net Assets:
Gross expenses	1.44%	1.44%		1.70%	1.95%	1.93%
Net expenses	1.44%	1.44%		1.70%	1.95%	1.93%
Net investment income (loss)	0.41%	0.44%		(0.18)%	(0.47)%	(0.43)%

Supplemental Data:
Net assets, end of period (000's)	$136,495	$163,474		$123,782	$65,467	$60,956
Portfolio turnover rate(c)	648%	447%		723%	1,770%	1,377%
Service Class (a)
For the year ended December 31,	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$52.55	$45.09		$29.40	$55.17	$82.15

Investment Activities:
Net investment income (loss)(b)	(0.29)	(0.15)	(d)	(0.41)	(0.58)	(0.88)
Net realized and unrealized gains (losses) on investments	1.24	7.76		16.10	(25.19)	(26.10)

Total from investment activities	0.95	7.61		15.69	(25.77)	(26.98)

Distributions to Shareholders From:
Net investment income	—	(0.15)		—	—	—

Net Asset Value, End of Period	$53.50	$52.55		$45.09	$29.40	$55.17

Total Return	1.81%	16.84%	(d)	53.37%	(46.71)%	(32.84)%

Ratios to Average Net Assets:
Gross expenses	2.44%	2.23%	(d)	2.70%	2.81%	2.87%
Net expenses	2.44%	2.23%	(d)	2.70%	2.81%	2.87%
Net investment income (loss)	(0.59)%	(0.35)%	(d)	(1.18)%	(1.40)%	(1.35)%

Supplemental Data:
Net assets, end of period (000's)	$25,129	$17,931		$13,068	$7,828	$7,629
Portfolio turnover rate(c)	648%	447%		723%	1,770%	1,377%
(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 4:1 stock split that occurred on July 16, 1999. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(d)	The per share and ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraBull ProFund Service Class expense ratio was a reduction of 0.21%.

Financial Highlights >	125

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraMid-Cap ProFund

Investor Class
For the year ended December 31,	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$36.84		$28.67	$16.95	$27.42	$33.00

Investment Activities:
Net investment income (loss)(a)	0.06		(0.10)	(0.16)	(0.18)	(0.15)
Net realized and unrealized gains (losses) on investments	6.76		8.27	11.88	(10.29)	(5.43)

Total from investment activities	6.82		8.17	11.72	(10.47)	(5.58)

Distributions to Shareholders from:
Net investment income	—	(b)	—	—	—	—

Net Asset Value, End of Period	$43.66		$36.84	$28.67	$16.95	$27.42

Total Return	18.52%		28.50%	69.14%	(38.18)%	(16.91)%

Ratios to Average Net Assets:
Gross expenses	1.49%		1.51%	1.87%	2.08%	2.07%
Net expenses	1.49%		1.51%	1.86%	1.95%	1.95%
Net investment income (loss)	0.16%		(0.33)%	(0.75)%	(0.78)%	(0.52)%

Supplemental Data:
Net assets, end of period (000's)	$122,419		$86,392	$55,368	$15,358	$33,812
Portfolio turnover rate(c)	402%		395%	684%	2,174%	2,125%
Service Class
For the year ended December 31,	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$35.17		$27.65	$16.48	$26.85	$32.66

Investment Activities:
Net investment income (loss)(a)	(0.31)		(0.39)	(0.37)	(0.41)	(0.44)
Net realized and unrealized gains (losses) on investments	6.40		7.91	11.54	(9.96)	(5.37)

Total from investment activities	6.09		7.52	11.17	(10.37)	(5.81)

Net Asset Value, End of Period	$41.26		$35.17	$27.65	$16.48	$26.85

Total Return	17.29%		27.20%	67.78%	(38.62)%	(17.79)%

Ratios to Average Net Assets:
Gross expenses	2.49%		2.49%	2.87%	3.06%	3.07%
Net expenses	2.49%		2.49%	2.86%	2.95%	2.95%
Net investment income (loss)	(0.84)%		(1.31)%	(1.75)%	(1.87)%	(1.49)%

Supplemental Data:
Net assets, end of period (000's)	$8,406		$11,245	$6,814	$7,279	$2,517
Portfolio turnover rate(c)	402%		395%	684%	2,174%	2,125%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

126	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraSmall-Cap ProFund

Investor Class
For the year ended December 31,	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$25.46	$19.29	$9.62	$17.27	$20.77

Investment Activities:
Net investment income (loss)(a)	0.14	(0.04)	(0.07)	(0.07)	(0.01)
Net realized and unrealized gains (losses) on investments	(0.12)	6.21	9.74	(7.58)	(3.49)

Total from investment activities	0.02	6.17	9.67	(7.65)	(3.50)

Distributions to Shareholders from:
Net investment income	(0.12)	—	—	—	—

Net Asset Value, End of Period	$25.36	$25.46	$19.29	$9.62	$17.27

Total Return	0.07%	31.99%	100.52%	(44.30)%	(16.85)%
Ratios to Average Net Assets:
Gross expenses	1.41%	1.40%	1.76%	1.95%	2.15%
Net expenses	1.41%	1.40%	1.76%	1.95%	1.95%
Net investment income (loss)	0.60%	(0.17)%	(0.49)%	(0.54)%	(0.05)%
Supplemental Data:
Net assets, end of period (000's)	$147,564	$330,905	$133,404	$26,286	$73,105
Portfolio turnover rate(b)	481%	339%	387%	2,196%	3,221%
Service Class
For the year ended December 31,	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$24.28	$18.57	$9.37	$16.96	$20.59

Investment Activities:
Net investment income (loss)(a)	(0.09)	(0.23)	(0.21)	(0.21)	(0.17)
Net realized and unrealized gains (losses) on investments	(0.14)	5.94	9.41	(7.38)	(3.46)

Total from investment activities	(0.23)	5.71	9.20	(7.59)	(3.63)

Net Asset Value, End of Period	$24.05	$24.28	$18.57	$9.37	$16.96

Total Return	(0.95)%	30.75%	98.19%	(44.75)%	(17.63)%

Ratios to Average Net Assets:
Gross expenses	2.41%	2.38%	2.76%	2.87%	3.12%
Net expenses	2.41%	2.38%	2.76%	2.87%	2.92%
Net investment income (loss)	(0.40)%	(1.15)%	(1.49)%	(1.49)%	(0.97)%

Supplemental Data:
Net assets, end of period (000's)	$15,655	$30,658	$17,036	$2,526	$7,497
Portfolio turnover rate(b)	481%	339%	387%	2,196%	3,221%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	127

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraDow 30 ProFund

Investor Class
	For the year ended December 31, 2005	For the year ended December 31, 2004		For the year ended December 31, 2003	For the period June 3, 2002(a) through December 31, 2002
Net asset value, beginning of period	$33.00	$31.29		$20.73	$30.00

Investment Activities:
Net investment income (loss)(b)	0.32	0.14		(0.02)	0.05
Net realized and unrealized gains (losses) on investments	(1.36)	1.60	(c)	10.60	(9.28)

Total from investment activities	(1.04)	1.74		10.58	(9.23)

Distributions to Shareholders from:
Net investment income	(0.29)	(0.03)		—	(0.04)
Net realized gains on investments	—	—		(0.02)	—

Total distributions	(0.29)	(0.03)		(0.02)	(0.04)

Net asset value, end of period	$31.67	$33.00		$31.29	$20.73

Total Return	(3.16)%	5.57%		51.02%	(30.76)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.51%	1.49%		1.88%	2.47%
Net expenses(e)	1.51%	1.49%		1.88%	1.95%
Net investment income (loss)(e)	1.03%	0.45%		(0.08)%	0.37%

Supplemental Data:
Net assets, end of period (000’s)	$25,747	$47,100		$31,023	$3,963
Portfolio turnover rate(f)	458%	825%		1,798%	844%	(d)
Service Class
	For the year ended December 31, 2005	For the year ended December 31, 2004		For the year ended December 31, 2003	For the period June 3, 2002(a) through December 31, 2002
Net asset value, beginning of period	$32.37	$30.97		$20.68	$30.00

Investment Activities:
Net investment income (loss)(b)	0.01	(0.16)		(0.26)	(0.06)
Net realized and unrealized gains (losses) on investments	(1.32)	1.59	(c)	10.57	(9.26)

Total from investment activities	(1.31)	1.43		10.31	(9.32)

Distributions to Shareholders from:
Net investment income	(0.05)	(0.03)		—	—	(g)
Net realized gains on investments	—	—		(0.02)	—

Total distributions	(0.05)	(0.03)		(0.02)	—	(g)

Net asset value, end of period	$31.01	$32.37		$30.97	$20.68

Total Return	(4.08)%	4.62%		49.84%	(31.06)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.51%	2.49%		2.88%	3.42%
Net expenses(e)	2.51%	2.49%		2.88%	2.95%
Net investment income (loss)(e)	0.03%	(0.55)%		(1.08)%	(0.44)%

Supplemental Data:
Net assets, end of period (000’s)	$6,498	$7,283		$9,959	$11,696
Portfolio turnover rate(f)	458%	825%		1,798%	844%	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(g)	The amount is less than $0.005.

128	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraOTC ProFund

Investor Class (a)
For the year ended December 31,	2005	2004		2003	2002	2001
Net asset value, beginning of period	$25.20	$21.84		$10.79	$35.29	$114.10

Investment Activities:
Net investment income (loss)(b)	(0.11)	(0.03)		(0.20)	(0.25)	(0.50)
Net realized and unrealized gains (losses) on investments	(0.65)	3.39		11.25	(24.25)	(78.31)

Total from investment activities	(0.76)	3.36		11.05	(24.50)	(78.81)

Net asset value, end of period	$24.44	$25.20		$21.84	$10.79	$35.29

Total Return	(3.02)%	15.38%		102.41%	(69.42)%	(69.07)%

Ratios to Average Net Assets:
Gross expenses	1.38%	1.37%		1.56%	1.78%	1.80%
Net expenses	1.38%	1.37%		1.56%	1.78%	1.80%
Net investment income (loss)	(0.47)%	(0.14)%		(1.23)%	(1.49)%	(1.06)%

Supplemental Data:
Net assets, end of period (000’s)	$370,835	$530,240		$449,308	$187,841	$353,565
Portfolio turnover rate(c)	157%	159%		231%	522%	622%
Service Class (a)
For the year ended December 31,	2005	2004		2003	2002	2001
Net asset value, beginning of period	$23.83	$20.59		$10.28	$33.88	$110.90

Investment Activities:
Net investment income (loss)(b)	(0.32)	0.02	(d)	(0.35)	(0.39)	(0.94)
Net realized and unrealized gains (losses) on investments	(0.63)	3.22		10.66	(23.21)	(76.08)

Total from investment activities	(0.95)	3.24		10.31	(23.60)	(77.02)

Net asset value, end of period	$22.88	$23.83		$20.59	$10.28	$33.88

Total Return	(3.99)%	15.74%	(d)	100.29%	(69.66)%	(69.45)%

Ratios to Average Net Assets:
Gross expenses	2.38%	1.11%	(d)	2.56%	2.53%	2.80%
Net expenses	2.38%	1.11%	(d)	2.56%	2.53%	2.80%
Net investment income (loss)	(1.47)%	0.12%	(d)	(2.23)%	(2.25)%	(2.03)%

Supplemental Data:
Net assets, end of period (000’s)	$33,407	$34,534		$30,497	$13,844	$32,712
Portfolio turnover rate(c)	157%	159%		231%	522%	622%
(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 4:1 stock split that occurred on July 16, 1999. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(d)	The ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in service fees in 2004. The impact to the UltraOTC ProFund Service Class expense ratio was a reduction of 1.26%.

Financial Highlights >	129

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraJapan ProFund

Investor Class (a)
For the year ended December 31,	2005	2004		2003	2002		2001
Net asset value, beginning of period	$33.92	$30.91		$20.93	$34.77		$65.75

Investment Activities:
Net investment income (loss)(b)	(0.12)	(0.41)		(0.47)	(0.49)		0.19
Net realized and unrealized gains (losses) on investments	30.84	3.42	(c)	10.45	(13.35)		(31.16)

Total from investment activities	30.72	3.01		9.98	(13.84)		(30.97)

Distributions to Shareholders from:
Net investment income	—	—		—	—		(0.01)

Net asset value, end of period	$64.64	$33.92		$30.91	$20.93		$34.77

Total Return	90.57%	9.74%		47.68%	(39.80)%		(47.10)%

Ratios to Average Net Assets:
Gross expenses	1.55%	1.65%		1.95%	2.37%		2.46%
Net expenses	1.55%	1.65%		1.95%	1.93%		1.95%
Net investment income (loss)	(0.26)%	(1.24)%		(1.70)%	(1.48)%		0.39%

Supplemental Data:
Net assets, end of period (000’s)	$416,150	$48,512		$42,203	$2,799		$2,697
Portfolio turnover rate(d)	—	—		—	—	(e)	1,299%
Service Class (a)
For the year ended December 31,	2005	2004		2003	2002		2001
Net asset value, beginning of period	$32.88	$30.27		$20.69	$34.70		$66.35

Investment Activities:
Net investment income (loss)(b)	(0.58)	(0.74)		(0.75)	(0.89)		(0.28)
Net realized and unrealized gains (losses) on investments	29.76	3.35	(c)	10.33	(13.12)		(31.37)

Total from investment activities	29.18	2.61		9.58	(14.01)		(31.65)

Net asset value, end of period	$62.06	$32.88		$30.27	$20.69		$34.70

Total Return	88.75%	8.62%		46.30%	(40.37)%		(47.70)%

Ratios to Average Net Assets:
Gross expenses	2.55%	2.63%		2.95%	3.22%		3.29%
Net expenses	2.55%	2.63%		2.95%	2.95%		2.78%
Net investment income (loss)	(1.26)%	(2.22)%		(2.70)%	(2.45)%		(0.60)%

Supplemental Data:
Net assets, end of period (000’s)	$31,412	$1,478		$932	$143		$140
Portfolio turnover rate(d)	—	—		—	—	(e)	1,299%
(a)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(e)	The portfolio turnover rate significantly changed from the prior period due to a change in the investment strategies that include the purchase of short-term versus long-term instruments.

130	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Bear ProFund

Investor Class (a)
For the year ended December 31,	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$30.82	$34.19	$45.26	$37.43		$32.75

Investment Activities:
Net investment income (loss)(b)	0.50	(0.09)	(0.28)	(0.24)		0.52
Net realized and unrealized gains (losses) on investments	(0.84)	(3.28)	(10.79)	8.07		4.16

Total from investment activities	(0.34)	(3.37)	(11.07)	7.83		4.68

Distributions to Shareholders From:
Net investment income	(0.61)	—	—	—		—
Return of capital	(0.02)	—	—	—		—

Total distributions	(0.63)	—	—	—		—

Net Asset Value, End of Period	$29.85	$30.82	$34.19	$45.26		$37.43

Total Return	(1.11)%	(9.86)%	(24.46)%	20.92%		14.29%

Ratios to Average Net Assets:
Gross expenses	1.56%	1.51%	1.73%	1.95%		1.96%
Net expenses	1.56%	1.51%	1.72%	1.95%		1.88%
Net investment income (loss)	1.60%	(0.26)%	(0.67)%	(0.56)%		1.41%

Supplemental Data:
Net assets, end of period (000's)	$30,002	$26,624	$23,150	$72,473		$8,498
Portfolio turnover rate(c)	—	—	—	—	(d)	1,299%
Service Class (a)
For the year ended December 31,	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$29.48	$33.02	$44.15	$36.92		$32.62

Investment Activities:
Net investment income (loss)(b)	0.20	(0.41)	(0.67)	(0.59)		(0.12)
Net realized and unrealized gains (losses) on investments	(0.81)	(3.13)	(10.46)	7.82		4.42

Total from investment activities	(0.61)	(3.54)	(11.13)	7.23		4.30

Net Asset Value, End of Period	$28.87	$29.48	$33.02	$44.15		$36.92

Total Return	(2.07)%	(10.72)%	(25.21)%	19.58%		13.18%

Ratios to Average Net Assets:
Gross expenses	2.56%	2.50%	2.73%	2.91%		3.03%
Net expenses	2.56%	2.50%	2.72%	2.91%		2.95%
Net investment income (loss)	0.60%	(1.25)%	(1.67)%	(1.44)%		(0.32)%

Supplemental Data:
Net assets, end of period (000's)	$3,400	$1,266	$4,613	$5,510		$2,756
Portfolio turnover rate(c)	—	—	—	—	(d)	1,299%
(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(d)	The portfolio turnover rate significantly changed from the prior period due to a change in the investment strategies that include the purchase of short-term versus long-term instruments.

Financial Highlights >	131

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Short Small-Cap ProFund

Investor Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$20.23	$24.35	$37.31	$30.00

Investment Activities:
Net investment income (loss)(b)	0.32	(0.08)	(0.23)	0.01
Net realized and unrealized gains (losses) on investments	(0.83)	(4.04)	(12.73)	7.30

Total from investment activities	(0.51)	(4.12)	(12.96)	7.31

Distributions to Shareholders From:
Net investment income	(0.67)	—	—	—

Net Asset Value, End of Period	$19.05	$20.23	$24.35	$37.31

Total Return	(2.52)%	(16.92)%	(34.74)%	24.37%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.51%	1.51%	1.77%	1.49%
Net expenses(d)	1.51%	1.51%	1.76%	1.49%
Net investment income (loss)(d)	1.54%	(0.36)%	(0.68)%	0.02%

Supplemental Data:
Net assets, end of period (000's)	$18,384	$10,318	$32,575	$110,733
Portfolio turnover rate(e)	—	—	—	—	(c)
Service Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$19.78	$24.02	$37.06	$30.00

Investment Activities:
Net investment income (loss)(b)	0.12	(0.31)	(0.54)	(0.23)
Net realized and unrealized gains (losses) on investments	(0.80)	(3.93)	(12.50)	7.29

Total from investment activities	(0.68)	(4.24)	(13.04)	7.06

Net Asset Value, End of Period	$19.10	$19.78	$24.02	$37.06

Total Return	(3.44)%	(17.65)%	(35.19)%	23.53%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.51%	2.51%	2.77%	2.51%
Net expenses(d)	2.51%	2.51%	2.76%	2.51%
Net investment income (loss)(d)	0.54%	(1.36)%	(1.68)%	(0.92)%

Supplemental Data:
Net assets, end of period (000's)	$287	$533	$7,761	$3,628
Portfolio turnover rate(e)	—	—	—	—	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

132	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Short OTC ProFund

Investor Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$18.70	$21.10	$33.69	$30.00

Investment Activities:
Net investment income (loss)(b)	0.30	(0.05)	(0.23)	(0.10)
Net realized and unrealized gains (losses) on investments	(0.06)	(2.35)	(12.36)	3.88

Total from investment activities	0.24	(2.40)	(12.59)	3.78

Distributions to Shareholders From:
Net investment income	(0.25)	—	—	(0.09)

Net Asset Value, End of Period	$18.69	$18.70	$21.10	$33.69

Total Return	1.27%	(11.33)%	(37.37)%	12.60%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.52%	1.51%	1.88%	2.00%
Net expenses(d)	1.52%	1.51%	1.87%	1.82%
Net investment income (loss)(d)	1.54%	(0.22)%	(0.79)%	(0.46)%

Supplemental Data:
Net assets, end of period (000's)	$31,722	$6,604	$12,538	$9,826
Portfolio turnover rate(e)	—	—	—	—	(c)
Service Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$18.22	$20.79	$33.52	$30.00

Investment Activities:
Net investment income (loss)(b)	0.11	(0.26)	(0.50)	(0.29)
Net realized and unrealized gains (losses) on investments	(0.06)	(2.31)	(12.23)	3.81

Total from investment activities	0.05	(2.57)	(12.73)	3.52

Net Asset Value, End of Period	$18.27	$18.22	$20.79	$33.52

Total Return	0.27%	(12.36)%	(37.98)%	11.73%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.52%	2.51%	2.88%	2.97%
Net expenses(d)	2.52%	2.51%	2.87%	2.79%
Net investment income (loss)(d)	0.54%	(1.22)%	(1.79)%	(1.23)%

Supplemental Data:
Net assets, end of period (000's)	$4,006	$1,106	$2,125	$3,305
Portfolio turnover rate(e)	—	—	—	—	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	133

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraBear ProFund

Investor Class (a)
For the year ended December 31,	2005		2004		2003	2002		2001
Net Asset Value, Beginning of Period	$18.82		$23.42		$41.64	$30.15		$24.84

Investment Activities:
Net investment income (loss)(b)	0.34		(0.04)		(0.26)	(0.20)		0.34
Net realized and unrealized gains (losses) on investments	(1.18)		(4.56)		(17.96)	11.69		5.29

Total from investment activities	(0.84)		(4.60)		(18.22)	11.49		5.63

Distributions to Shareholders From:
Net investment income	(0.38)		—		—	—	(c)	(0.32)
Return of capital	(0.01)		—		—	—		—

Total distributions	(0.39)		—		—	—	(c)	(0.32)

Net Asset Value, End of Period	$17.59		$18.82		$23.42	$41.64		$30.15

Total Return	(4.43)%		(19.64)%		(43.76)%	38.11%		22.65%

Ratios to Average Net Assets:
Gross expenses	1.41%		1.43%		1.65%	1.80%		1.79%
Net expenses	1.41%		1.43%		1.64%	1.80%		1.79%
Net investment income (loss)	1.77%		(0.19)%		(0.78)%	(0.52)%		1.12%

Supplemental Data:
Net assets, end of period (000's)	$90,197		$77,863		$93,826	$119,520		$61,019
Portfolio turnover rate(d)	—		—		—	—	(e)	1,299%
Service Class (a)
For the year ended December 31,	2005		2004		2003	2002		2001
Net Asset Value, Beginning of Period	$18.76		$23.53		$42.26	$30.84		$25.46

Investment Activities:
Net investment income (loss)(b)	0.15		(0.21)	(f)	(0.58)	(0.56)		0.07
Net realized and unrealized gains (losses) on investments	(1.16)		(4.56)		(18.15)	11.98		5.37

Total from investment activities	(1.01)		(4.77)		(18.73)	11.42		5.44

Distributions to Shareholders From:
Net investment income	(0.14)		—		—	—		(0.06)
Return of capital	—	(c)	—		—	—		—

Total distributions	(0.14)		—		—	—		(0.06)

Net Asset Value, End of Period	$17.61		$18.76		$23.53	$42.26		$30.84

Total Return	(5.36)%		(20.27)%	(f)	(44.32)%	37.03%		21.39%

Ratios to Average Net Assets:
Gross expenses	2.41%		2.20%	(f)	2.65%	2.68%		2.80%
Net expenses	2.41%		2.20%	(f)	2.64%	2.68%		2.80%
Net investment income (loss)	0.77%		(0.96)%	(f)	(1.78)%	(1.40)%		0.25%

Supplemental Data:
Net assets, end of period (000's)	$6,735		$6,899		$6,941	$9,934		$4,708
Portfolio turnover rate(d)	—		—		—	—	(e)	1,299%
(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(e)	The portfolio turnover rate significantly changed from the prior period due to a change in the investment strategies that include the purchase of short-term versus long-term instruments.
(f)	The per share and ratios shown do not correlate to the ratios of the Investor Class due to the timing of class-specific expenses incurred in relation to fluctuating net assets and reduction in services fees in 2004. The impact to the UltraBear ProFund Service Class expense ratio was a reduction of 0.23%.

134	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraShort Mid-Cap ProFund

Investor Class
	For the year ended December 31, 2005	For the period January 30, 2004(a) through December 31, 2004
Net asset value, beginning of period	$21.95	$30.00

Investment Activities:
Net investment income (loss)(b)	0.33	(0.13)
Net realized and unrealized gains (losses) on investments	(4.59)	(7.92)

Total from investment activities	(4.26)	(8.05)

Distributions to Shareholders From:
Net investment income	(0.34)	—

Net asset value, end of period	$17.35	$21.95

Total Return	(19.37)%	(26.83)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.74%	1.82%
Net expenses(d)	1.68%	1.82%
Net investment income (loss)(d)	1.62%	(0.49)%

Supplemental Data:
Net assets, end of period (000’s)	$11,936	$3,533
Portfolio turnover rate(e)	—	—	(c)
Service Class
	For the year ended December 31, 2005	For the period January 30, 2004(a) through December 31, 2004
Net asset value, beginning of period	$21.71	$30.00

Investment Activities:
Net investment income (loss)(b)	0.13	(0.39)
Net realized and unrealized gains (losses) on investments	(4.52)	(7.90)

Total from investment activities	(4.39)	(8.29)

Distributions to Shareholders From:
Net investment income	(0.20)	—

Net asset value, end of period	$17.12	$21.71

Total Return	(20.21)%	(27.63)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.74%	2.82%
Net expenses(d)	2.68%	2.82%
Net investment income (loss)(d)	0.62%	(1.49)%

Supplemental Data:
Net assets, end of period (000’s)	$1,632	$463
Portfolio turnover rate(e)	—	—	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	135

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraShort Small-Cap ProFund

Investor Class
	For the year ended December 31, 2005	For the period January 30, 2004(a) through December 31, 2004
Net asset value, beginning of period	$21.78	$30.00

Investment Activities:
Net investment income (loss)(b)	0.41	(0.02)
Net realized and unrealized gains (losses) on investments	(2.42)	(8.20)

Total from investment activities	(2.01)	(8.22)

Distributions to Shareholders From:
Net investment income	(0.45)	—

Net asset value, end of period	$19.32	$21.78

Total Return	(9.21)%	(27.40)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.43%	1.35%
Net expenses(d)	1.43%	1.35%
Net investment income (loss)(d)	1.83%	(0.06)%

Supplemental Data:
Net assets, end of period (000’s)	$131,805	$15,813
Portfolio turnover rate(e)	—	—	(c)
Service Class
	For the year ended December 31, 2005	For the period January 30, 2004(a) through December 31, 2004
Net asset value, beginning of period	$21.59	$30.00

Investment Activities:
Net investment income (loss)(b)	0.18	(0.31)
Net realized and unrealized gains (losses) on investments	(2.39	(8.10)

Total from investment activities	(2.21)	(8.41)

Net asset value, end of period	$19.38	$21.59

Total Return	(10.24)%	(28.03)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.43%	2.35%
Net expenses(d)	2.43%	2.35%
Net investment income (loss)(d)	0.83%	(1.06)%

Supplemental Data:
Net assets, end of period (000’s)	$3,275	$1,187
Portfolio turnover rate(e)	—	—	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

136	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraShort Dow 30 ProFund

Investor Class
	For the year ended December 31, 2005	For the period July 22, 2004(a) through December 31, 2004
Net asset value, beginning of period	$25.20	$30.00

Investment Activities:
Net investment income (loss)(b)	0.44	(0.04)
Net realized and unrealized gains (losses) on investments	(0.24)	(4.76)

Total from investment activities	0.20	(4.80)

Distributions to Shareholders From:
Net investment income	(0.36)	—

Net asset value, end of period	$25.04	$25.20

Total Return	0.82%	(16.00)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.65%	2.26%
Net expenses(d)	1.65%	1.95%
Net investment income (loss)(d)	1.68%	(0.30)%

Supplemental Data:
Net assets, end of period (000’s)	$16,498	$2,520
Portfolio turnover rate(e)	—	—	(c)
Service Class
	For the year ended December 31, 2005	For the period July 22, 2004(a) through December 31, 2004
Net asset value, beginning of period	$25.09	$30.00

Investment Activities:
Net investment income (loss)(b)	0.18	(0.17)
Net realized and unrealized gains (losses) on investments	(0.24)	(4.74)

Total from investment activities	(0.06)	(4.91)

Distributions to Shareholders From:
Net investment income	(0.15)	—

Net asset value, end of period	$24.88	$25.09

Total Return	(0.29)%	(16.37)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.65%	3.26%
Net expenses(d)	2.65%	2.95%
Net investment income (loss)(d)	0.68%	(1.30)%

Supplemental Data:
Net assets, end of period (000’s)	$1,112	$546
Portfolio turnover rate(e)	—	—	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	137

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

UltraShort OTC ProFund

Investor Class (a)
For the year ended December 31,	2005	2004	2003		2002		2001
Net asset value, beginning of period	$15.83	$20.92	$56.25		$39.15		$45.64

Investment Activities:
Net investment income (loss)(b)	0.31	(0.03)	(0.18)		(0.11)		0.94
Net realized and unrealized gains (losses) on investments	(0.50)	(5.06)	(35.15)		19.07		(4.47)

Total from investment activities	(0.19)	(5.09)	(35.33)		18.96		(3.53)

Distributions to Shareholders from:
Net investment income	(0.28)	—	—	(c)	(1.86)		(2.96)
Return of capital	(0.06)	—	—		—

Total distributions	(0.34)	—	—	(c)	(1.86)		(2.96)

Net asset value, end of period	$15.30	$15.83	$20.92		$56.25		$39.15

Total Return	(1.18)%	(24.33)%	(62.80)%		48.56%		(7.36)%

Ratios to Average Net Assets:
Gross expenses	1.39%	1.41%	1.65%		1.84%		1.78%
Net expenses	1.39%	1.41%	1.65%		1.84%		1.78%
Net investment income (loss)	1.75%	(0.13)%	(0.57)%		(0.19)%		1.95%

Supplemental Data:
Net assets, end of period (000’s)	$180,687	$119,685	$118,811		$110,437		$92,457
Portfolio turnover rate(d)		—	—		—	(e)	1,257%
Service Class (a)
For the year ended December 31,	2005	2004	2003		2002		2001
Net asset value, beginning of period	$16.43	$21.92	$59.49		$41.04		$47.50

Investment Activities:
Net investment income (loss)(b)	0.12	(0.24)	(0.50)		(0.66)		0.33
Net realized and unrealized gains (losses) on investments	(0.48)	(5.25)	(37.07)		20.09		(4.37)

Total from investment activities	(0.36)	(5.49)	(37.57)		19.43		(4.04)

Distributions to Shareholders from:
Net investment income	(0.13)	—	—		(0.98)		(2.42)
Return of capital	(0.03)	—	—		—

Total distributions	(0.16)	—	—		(0.98)		(2.42)

Net asset value, end of period	$15.91	$16.43	$21.92		$59.49		$41.04

Total Return	(2.19)%	(25.05)%	(63.15)%		47.41%		(8.21)%

Ratios to Average Net Assets:
Gross expenses	2.39%	2.39%	2.65%		2.76%		2.92%
Net expenses	2.39%	2.39%	2.65%		2.76%		2.92%
Net investment income (loss)	0.75%	(1.11)%	(1.57)%		(1.10)%		0.66%

Supplemental Data:
Net assets, end of period (000’s)	$6,847	$4,280	$9,590		$5,290		$3,675
Portfolio turnover rate(d)	—	—	—		—	(e)	1,257%
(a)	Adjusted for 1:5 reverse stock split that occurred on January 15, 1999. Adjusted for 1:15 reverse stock split that occurred on February 11, 2000.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.
(e)	The portfolio turnover rate significantly changed from the prior period due to a change in the investment strategies that include the purchase of short-term versus long-term instruments.

138	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Banks UltraSector ProFund

Investor Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$39.39	$33.91	$24.57	$28.75	$30.00

Investment Activities:
Net investment income (loss)(b)	0.74	0.36	0.17	0.13	0.11
Net realized and unrealized gains (losses) on investments	(1.47)	5.53	10.66	(3.18)	(1.29)

Total from investment activities	(0.73)	5.89	10.83	(3.05)	(1.18)

Distributions to Shareholders from:
Net investment income	(0.32)	(0.41)	(0.12)	(1.13)	(0.07)
Net realized gains on investments	—	—	(1.37)	—	—

Total distributions	(0.32)	(0.41)	(1.49)	(1.13)	(0.07)

Net asset value, end of period	$38.34	$39.39	$33.91	$24.57	$28.75

Total Return	(1.85)%	17.36%	46.23%	(10.56)%	(3.92)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.40%	1.95%	4.63%	3.03%	3.20%
Net expenses(d)	1.68%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)(d)	1.97%	1.01%	0.59%	0.44%	1.19%

Supplemental Data:
Net assets, end of period (000’s)	$6,176	$5,063	$1,417	$685	$3,189
Portfolio turnover rate(e)	1,038%	819%	1,869%	2,674%	350%	(c)
Service Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$40.38	$35.12	$25.52	$28.76	$30.00

Investment Activities:
Net investment income (loss)(b)	0.36	(0.01)	(0.14)	(0.21)	0.18
Net realized and unrealized gains (losses) on investments	(1.52)	5.68	11.12	(3.03)	(1.42)

Total from investment activities	(1.16)	5.67	10.98	(3.24)	(1.24)

Distributions to Shareholders from:
Net investment income	(0.06)	(0.41)	(0.01)	—	—
Net realized gains on investments	—	—	(1.37)	—	—

Total distributions	(0.06)	(0.41)	(1.38)	—	—

Net asset value, end of period	$39.16	$40.38	$35.12	$25.52	$28.76

Total Return	(2.87)%	16.14%	45.04%	(11.27)%	(4.13)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.40%	2.95%	5.63%	5.94%	4.05%
Net expenses(d)	2.68%	2.95%	2.95%	2.93%	2.80%
Net investment income (loss)(d)	0.97%	0.01%	(0.41)%	(0.73)%	2.06%

Supplemental Data:
Net assets, end of period (000’s)	$1,046	$2,203	$1,097	$39	$24
Portfolio turnover rate(e)	1,038%	819%	1,869%	2,674%	350%	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	139

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Basic Materials UltraSector ProFund

Investor Class
	For the year ended December 31, 2005		For the year ended December 31, 2004		For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$38.01		$33.21		$22.53	$28.58	$30.00

Investment Activities:
Net investment income (loss)(b)	0.29		(0.06)		0.11	0.07	0.13
Net realized and unrealized gains (losses) on investments	0.32	(c)	4.86	(c)	10.59	(6.12)	(1.49)

Total from investment activities	0.61		4.80		10.70	(6.05)	(1.36)

Distributions to Shareholders from:
Net investment income	(0.04)		—		(0.02)	—	(0.06)

Net asset value, end of period	$38.58		$38.01		$33.21	$22.53	$28.58

Total Return	1.61%		14.45%		47.49%	(21.17)%	(4.54)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.68%		1.87%		2.24%	3.61%	3.51%
Net expenses(e)	1.68%		1.87%		1.95%	1.94%	1.27%
Net investment income (loss)(e)	0.79%		(0.18)%		0.40%	0.25%	1.38%

Supplemental Data:
Net assets, end of period (000’s)	$45,056		$10,727		$35,985	$759	$2,467
Portfolio turnover rate(f)	677%		723%		1,521%	10,105%	913%	(d)
Service Class
	For the year ended December 31, 2005		For the year ended December 31, 2004		For the year ended December 31, 2003	For the year ended December 31, 2002	For the period September 4, 2001(a) through December 31, 2001
Net asset value, beginning of period	$37.52		$33.11		$22.63	$28.95	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.08)		(0.39)		(0.16)	(0.40)	—
Net realized and unrealized gains (losses) on investments	0.34	(c)	4.80	(c)	10.64	(5.92)	(1.05)

Total from investment activities	0.26		4.41		10.48	(6.32)	(1.05)

Net asset value, end of period	$37.78		$37.52		$33.11	$22.63	$28.95

Total Return	0.69%		13.32%		46.31%	(21.83)%	(3.50)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.68%		2.87%		3.24%	4.48%	5.20%
Net expenses(e)	2.68%		2.87%		2.95%	2.95%	2.95%
Net investment income (loss)(e)	(0.21)%		(1.18)%		(0.60)%	(1.45)%	—

Supplemental Data:
Net assets, end of period (000’s)	$1,222		$1,278		$8,210	$15	$19
Portfolio turnover rate(f)	677%		723%		1,521%	10,105%	913%	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

140	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Biotechnology UltraSector ProFund

Investor Class (a)
For the year ended December 31,	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$46.23	$39.75	$24.58	$53.06	$83.20

Investment Activities:
Net investment income (loss)(b)	(0.38)	(0.62)	(0.56)	(0.44)	(0.62)
Net realized and unrealized gains (losses) on investments	13.00	7.10	15.73	(28.04)	(29.52)

Total from investment activities	12.62	6.48	15.17	(28.48)	(30.14)

Net Asset Value, End of Period	$58.85	$46.23	$39.75	$24.58	$53.06

Total Return	27.30%	16.30%	61.72%	(53.68)%	(36.23)%

Ratios to Average Net Assets:
Gross expenses	1.58%	1.88%	1.93%	2.65%	2.59%
Net expenses	1.58%	1.88%	1.92%	1.95%	1.95%
Net investment income (loss)	(0.73)%	(1.49)%	(1.59)%	(1.48)%	(1.10)%

Supplemental Data:
Net assets, end of period (000's)	$46,266	$26,386	$8,175	$3,134	$14,931
Portfolio turnover rate(c)	724%	562%	2,288%	2,527%	1,266%
Service Class (a)
For the year ended December 31,	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$44.32	$38.46	$24.01	$52.39	$82.70

Investment Activities:
Net investment income (loss)(b)	(0.88)	(1.02)	(0.90)	(0.74)	(1.10)
Net realized and unrealized gains (losses) on investments	12.40	6.88	15.35	(27.64)	(29.21)

Total from investment activities	11.52	5.86	14.45	(28.38)	(30.31)

Net Asset Value, End of Period	$55.84	$44.32	$38.46	$24.01	$52.39

Total Return	25.99%	15.24%	60.18%	(54.17)%	(36.65)%

Ratios to Average Net Assets:
Gross expenses	2.58%	2.86%	2.93%	3.89%	3.59%
Net expenses	2.58%	2.86%	2.92%	2.92%	2.95%
Net investment income (loss)	(1.73)%	(2.47)%	(2.59)%	(2.42)%	(1.99)%

Supplemental Data:
Net assets, end of period (000's)	$7,006	$4,999	$1,484	$405	$1,238
Portfolio turnover rate(c)	724%	562%	2,288%	2,527%	1,266%
(a)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	141

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Consumer Goods UltraSector ProFund

Investor Class
	For the year ended December 31, 2005	For the period January 30, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$33.91	$30.00

Investment Activities:
Net investment income (loss)(b)	0.23	0.18
Net realized and unrealized gains (losses) on investments	(0.84)	3.85	(c)

Total from investment activities	(0.61)	4.03

Distributions to Shareholders From:
Net investment income	(0.35)	(0.12)

Net Asset Value, End of Period	$32.95	$33.91

Total Return	(1.80%)	13.42%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.61%	2.48%
Net expenses(e)	1.68%	1.95%
Net investment income (loss)(e)	0.68%	0.62%

Supplemental Data:
Net assets, end of period (000's)	$1,484	$6,253
Portfolio turnover rate(f)	754%	1,505%	(d)
Service Class
	For the year ended December 31, 2005	For the period January 30, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$33.61	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.11)	(0.11)
Net realized and unrealized gains (losses) on investments	(0.84)	3.84	(c)

Total from investment activities	(0.95)	3.73

Distributions to Shareholders From:
Net investment income	—	(0.12)

Net Asset Value, End of Period	$32.66	$33.61

Total Return	(2.83%)	12.42%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	3.61%	3.48%
Net expenses(e)	2.68%	2.95%
Net investment income (loss)(e)	(0.32)%	(0.38)%

Supplemental Data:
Net assets, end of period (000's)	$79	$283
Portfolio turnover rate(f)	754%	1,505%	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

142	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Consumer Services UltraSector ProFund

Investor Class
	For the year ended December 31, 2005	For the period January 30, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$33.90	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.16)	(0.24)
Net realized and unrealized gains (losses) on investments	(2.74)	4.14

Total from investment activities	(2.90)	3.90

Net Asset Value, End of Period	$31.00	$33.90

Total Return	(8.55)%	13.00%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	6.20%	5.86%
Net expenses(d)	1.68%	1.95%
Net investment income (loss)(d)	(0.49)%	(0.83)%

Supplemental Data:
Net assets, end of period (000's)	$357	$2,332
Portfolio turnover rate(e)	1,642%	2,929%	(c)
Service Class
	For the year ended December 31, 2005	For the period January 30, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$33.62	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.47)	(0.52)
Net realized and unrealized gains (losses) on investments	(2.69)	4.14

Total from investment activities	(3.16)	3.62

Net Asset Value, End of Period	$30.46	$33.62

Total Return	(9.40)%	12.07%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	7.20%	6.86%
Net expenses(d)	2.68%	2.95%
Net investment income (loss)(d)	(1.49)%	(1.83)%

Supplemental Data:
Net assets, end of period (000's)	$42	$175
Portfolio turnover rate(e)	1,642%	2,929%	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	143

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Financials UltraSector ProFund

Investor Class
For the year ended December 31,	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$26.09	$22.73		$15.84	$21.10	$25.39

Investment Activities:
Net investment income (loss)(a)	0.35	0.06		0.05	0.03	0.14
Net realized and unrealized gains (losses) on investments	0.88	3.32	(b)	6.84	(5.28)	(4.43)

Total from investment activities	1.23	3.38		6.89	(5.25)	(4.29)

Distributions to Shareholders From:
Net investment income	(0.06)	(0.02)		—	(0.01)	—

Net Asset Value, End of Period	$27.26	$26.09		$22.73	$15.84	$21.10

Total Return	4.72%	14.86%		43.50%	(24.88)%	(16.90)%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.94%		2.27%	2.65%	2.51%
Net expenses	1.68%	1.94%		1.95%	1.95%	1.95%
Net investment income (loss)	1.33%	0.26%		0.25%	0.15%	0.61%

Supplemental Data:
Net assets, end of period (000's)	$49,964	$5,658		$3,122	$2,288	$6,553
Portfolio turnover rate(c)	652%	914%		2,340%	2,267%	1,060%
Service Class
For the year ended December 31,	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Period	$25.05	$22.04		$15.50	$20.82	$25.32

Investment Activities:
Net investment income (loss)(a)	0.10	(0.16)		(0.14)	(0.21)	(0.08)
Net realized and unrealized gains (losses) on investments	0.82	3.19	(b)	6.68	(5.11)	(4.42)

Total from investment activities	0.92	3.03		6.54	(5.32)	(4.50)

Distributions to Shareholders from:
Net investment income	—	(0.02)		—	—	—

Net Asset Value, End of Period	$25.97	$25.05		$22.04	$15.50	$20.82

Total Return	3.67%	13.74%		42.19%	(25.55)%	(17.77)%

Ratios to Average Net Assets:
Gross expenses	2.78%	2.90%		3.27%	3.40%	3.51%
Net expenses	2.68%	2.90%		2.95%	2.89%	2.95%
Net investment income (loss)	0.33%	(0.70)%		(0.75)%	(1.11)%	(0.37)%

Supplemental Data:
Net assets, end of period (000's)	$4,306	$1,617		$2,646	$205	$425
Portfolio turnover rate(c)	652%	914%		2,340%	2,267%	1,060%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

144	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Health Care UltraSector ProFund

Investor Class
For the year ended December 31,	2005	2004		2003	2002	2001
Net asset value, beginning of period	$14.18	$13.90		$11.09	$17.17	$22.67

Investment Activities:
Net investment income (loss)(a)	0.02	(0.09)		(0.09)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	1.06	0.37	(b)	2.90	(6.01)	(5.43)

Total from investment activities	1.08	0.28		2.81	(6.08)	(5.50)

Net asset value, end of period	$15.26	$14.18		$13.90	$11.09	$17.17

Total Return	7.62%	2.01%		25.34%	(35.41)%	(24.26)%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.97%		3.54%	3.23%	2.58%
Net expenses	1.68%	1.95%		1.95%	1.95%	1.95%
Net investment income (loss)	0.15%	(0.61)%		(0.77)%	(0.59)%	(0.40)%

Supplemental Data:
Net assets, end of period (000’s)	$11,504	$11,525		$5,120	$2,113	$10,583
Portfolio turnover rate(c)	636%	1,198%		1,904%	1,884%	1,143%
Service Class
For the year ended December 31,	2005	2004		2003	2002	2001
Net asset value, beginning of period	$13.58	$13.44		$10.81	$16.93	$22.56

Investment Activities:
Net investment income (loss)(a)	(0.12)	(0.23)		(0.21)	(0.20)	(0.18)
Net realized and unrealized gains (losses) on investments	1.04	0.37	(b)	2.84	(5.92)	(5.45)

Total from investment activities	0.92	0.14		2.63	(6.12)	(5.63)

Net asset value, end of period	$14.50	$13.58		$13.44	$10.81	$16.93

Total Return	6.77%	1.04%		24.33%	(36.15)%	(24.96)%

Ratios to Average Net Assets:
Gross expenses	2.68%	2.97%		4.54%	4.83%	3.58%
Net expenses	2.68%	2.95%		2.95%	2.95%	2.95%
Net investment income (loss)	(0.85)%	(1.61)%		(1.77)%	(1.52)%	(1.02)%

Supplemental Data:
Net assets, end of period (000’s)	$7,811	$1,457		$424	$105	$468
Portfolio turnover rate(c)	636%	1,198%		1,904%	1,884%	1,143%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	145

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Industrials UltraSector ProFund

Investor Class
	For the year ended December 31, 2005		For the period January 30, 2004(a) through December 31, 2004
Net asset value, beginning of period	$35.79		$30.00

Investment Activities:
Net investment income (loss)(b)	0.06		(0.12)
Net realized and unrealized gains (losses) on investments	0.62	(c)	5.91	(c)

Total from investment activities	0.68		5.79

Distributions to Shareholders From:
Net investment income	(0.02)		—

Net asset value, end of period	$36.45		$35.79

Total Return	1.89%		19.30%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	5.43%		1.83%
Net expenses(e)	1.68%		1.83%
Net investment income (loss)(e)	0.19%		(0.43)%

Supplemental Data:
Net assets, end of period (000’s)	$2,249		$2,713
Portfolio turnover rate(f)	974%		1,419%	(d)
Service Class
	For the year ended December 31, 2005		For the period January 30, 2004(a) through December 31, 2004
Net asset value, beginning of period	$35.46		$30.00

Investment Activities:
Net investment income (loss)(b)	(0.27)		(0.41)
Net realized and unrealized gains (losses) on investments	0.55	(c)	5.87	(c)

Total from investment activities	0.28		5.46

Net asset value, end of period	$35.74		$35.46

Total Return	0.79%		18.20%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	6.43%		2.83%
Net expenses(e)	2.68%		2.83%
Net investment income (loss)(e)	(0.81)%		(1.43)%

Supplemental Data:
Net assets, end of period (000’s)	$99		$70
Portfolio turnover rate(f)	974%		1,419%	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

146	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Internet UltraSector ProFund

Investor Class (a)
For the year ended December 31,	2005		2004	2003	2002	2001
Net asset value, beginning of period	$80.29		$61.44	$26.84	$64.32	$272.00

Investment Activities:
Net investment income (loss)(b)	(0.51)		(0.79)	(0.74)	(0.46)	(0.85)
Net realized and unrealized gains (losses) on investments	8.00	(c)	19.64	35.34	(37.02)	(206.83)

Total from investment activities	7.49		18.85	34.60	(37.48)	(207.68)

Net asset value, end of period	$87.78		$80.29	$61.44	$26.84	$64.32

Total Return	9.33%		30.68%	128.91%	(58.27)%	(76.35)%

Ratios to Average Net Assets:
Gross expenses	1.52%		1.54%	1.74%	2.24%	3.59%
Net expenses	1.52%		1.54%	1.73%	1.95%	1.95%
Net investment income (loss)	(0.70)%		(1.21)%	(1.50)%	(1.54)%	(1.13)%

Supplemental Data:
Net assets, end of period (000's)	$55,133		$99,944	$31,165	$5,357	$6,550
Portfolio turnover rate(d)	568%		614%	932%	1,867%	1,742%
Service Class (a)
For the year ended December 31,	2005		2004	2003	2002	2001
Net asset value, beginning of period	$75.98		$58.72	$25.90	$62.37	$270.50

Investment Activities:
Net investment income (loss)(b)	(1.23)		(1.43)	(1.21)	(0.80)	(1.53)
Net realized and unrealized gains (losses) on investments	7.51	(c)	18.69	34.03	(35.67)	(206.60)

Total from investment activities	6.28		17.26	32.82	(36.47)	(208.13)

Net asset value, end of period	$82.26		$75.98	$58.72	$25.90	$62.37

Total Return	8.27%		29.39%	126.72%	(58.47)%	(76.94)%

Ratios to Average Net Assets:
Gross expenses	2.52%		2.54%	2.74%	3.04%	4.59%
Net expenses	2.52%		2.54%	2.73%	2.90%	2.95%
Net investment income (loss)	(1.70)%		(2.21)%	(2.50)%	(2.47)%	(2.24)%

Supplemental Data:
Net assets, end of period (000's)	$4,618		$21,363	$3,741	$765	$1,014
Portfolio turnover rate(d)	568%		614%	932%	1,867%	1,742%
(a)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001. Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	147

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Mobile Telecommunications UltraSector ProFund

Investor Class (a)
For the period ended December 31,	2005	2004	2003	2002	2001
Net asset value, beginning of period	$18.07	$10.83	$6.54	$33.32	$57.10

Investment Activities:
Net investment income (loss)(b)	0.04	(0.12)	(0.09)	(0.06)	(0.32)
Net realized and unrealized gains (losses) on investments	1.81	7.36	4.38	(26.72)	(23.46)

Total from investment activities	1.85	7.24	4.29	(26.78)	(23.78)

Distributions to Shareholders from:

Net realized gain on investments	(0.33)	—	—	—	—

Net asset value, end of period	$19.59	$18.07	$10.83	$6.54	$33.32

Total Return	10.26%	66.85%	65.60%	(80.37)%	(41.65)%

Ratios to Average Net Assets:
Gross expenses	1.50%	1.64%	2.15%	2.30%	3.34%
Net expenses	1.50%	1.64%	1.94%	1.95%	1.95%
Net investment income (loss)	0.23%	(0.80)%	(1.16)%	(0.75)%	(0.62)%

Supplemental Data:
Net assets, end of period (000's)	$20,352	$67,289	$9,170	$3,448	$1,770
Portfolio turnover rate(c)	520%	645%	2,818%	3,129%	2,512%
Service Class (a)
For the period ended December 31,	2005	2004	2003	2002	2001
Net asset value, beginning of period	$17.14	$10.38	$6.37	$32.69	$56.80

Investment Activities:
Net investment income (loss)(b)	(0.14)	(0.26)	(0.17)	(0.11)	(0.78)
Net realized and unrealized gains (losses) on investments	1.72	7.02	4.18	(26.21)	(23.33)

Total from investment activities	1.58	6.76	4.01	(26.32)	(24.11)

Distributions to Shareholders from:

Net realized gain on investments	(0.33)	—	—	—	—

Net asset value, end of period	$18.39	$17.14	$10.38	$6.37	$32.69

Total Return	9.18%	65.13%	62.95%	(80.51)%	(42.45)%

Ratios to Average Net Assets:
Gross expenses	2.50%	2.63%	3.15%	3.26%	4.34%
Net expenses	2.50%	2.63%	2.94%	2.90%	2.95%
Net investment income (loss)	(0.77)%	(1.79)%	(2.16)%	(1.34)%	(1.37)%

Supplemental Data:
Net assets, end of period (000's)	$2,935	$12,491	$566	$250	$101
Portfolio turnover rate(c)	520%	645%	2,818%	3,129%	2,512%
(a)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

148	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Oil & Gas UltraSector ProFund

Investor Class
For the year ended December 31,	2005	2004		2003	2002	2001
Net asset value, beginning of period	22.41	$15.66		$11.80	$15.90	$20.82

Investment Activities:
Net investment income (loss)(a)	0.14	—	(b)	(0.02)	(0.03)	0.11
Net realized and unrealized gains (losses) on investments	10.19	7.20		3.88	(4.07)	(5.03)

Total from investment activities	10.33	7.20		3.86	(4.10)	(4.92)

Distributions to Shareholders from:
Net realized gains on investments	—	(0.45)		—	—	—

Net asset value, end of period	$32.74	$22.41		$15.66	$11.80	$15.90

Total Return	46.10%	45.98%		32.71%	(25.79)%	(23.63)%

Ratios to Average Net Assets:
Gross expenses	1.43%	1.64%		2.09%	2.66%	2.75%
Net expenses	1.43%	1.64%		1.94%	1.95%	1.95%
Net investment income (loss)	0.45%	(0.03)%		(0.12)%	(0.21)%	0.59%

Supplemental Data:
Net assets, end of period (000’s)	$115,214	$44,530		$37,753	$3,330	$5,243
Portfolio turnover rate(c)	352%	634%		2,032%	2,399%	1,610%
Service Class
For the year ended December 31,	2005	2004		2003	2002	2001
Net asset value, beginning of period	$21.43	$15.13		$11.52	$15.65	$20.72

Investment Activities:
Net investment income (loss)(a)	(0.15)	(0.18)		(0.14)	(0.21)	(0.09)
Net realized and unrealized gains (losses) on investments	9.73	6.93		3.75	(3.92)	(4.98)

Total from investment activities	9.58	6.75		3.61	(4.13)	(5.07)

Distributions to Shareholders from:
Net realized gains on investments	—	(0.45)		—	—	—

Net asset value, end of period	$31.01	$21.43		$15.13	$11.52	$15.65

Total Return	44.70%	44.61%		31.34%	(26.39)%	(24.47)%

Ratios to Average Net Assets:
Gross expenses	2.43%	2.64%		3.09%	3.26%	3.75%
Net expenses	2.43%	2.64%		2.94%	2.93%	2.95%
Net investment income (loss)	(0.55)%	(1.03)%		(1.12)%	(1.37)%	(0.47)%

Supplemental Data:
Net assets, end of period (000’s)	$13,899	$10,932		$3,956	$263	$335
Portfolio turnover rate(c)	352%	634%		2,032%	2,399%	1,610%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	149

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Pharmaceuticals UltraSector ProFund

Investor Class
For the year ended December 31,	2005	2004		2003		2002	2001
Net asset value, beginning of period	$9.77	$11.61		$10.77		$16.54	$23.23

Investment Activities:
Net investment income (loss)(a)	0.11	—	(b)	(0.05)		(0.02)	(0.07)
Net realized and unrealized gains (losses) on investments	(0.81)	(1.84)		0.89		(5.75)	(6.62)

Total from investment activities	(0.70)	(1.84)		0.84		(5.77)	(6.69)

Distributions to Shareholders from:
Net investment income	(0.05)	—		—		—	—

Net asset value, end of period	$9.02	$9.77		$11.61		$10.77	$16.54

Total Return	(7.06)%	(15.85)%		7.80%		(34.89)%	(28.80)%

Ratios to Average Net Assets:
Gross expenses	1.68%	1.90%		2.20%		3.11%	2.33%
Net expenses	1.68%	1.90%		1.95%		1.95%	1.95%
Net investment income (loss)	1.27%	0.02%		(0.50)%		(0.18)%	(0.38)%

Supplemental Data:
Net assets, end of period (000’s)	$14,175	$14,459		$8,229		$2,342	$15,290
Portfolio turnover rate(c)	576%	607%		4,437%		2,548%	1,469%
Service Class
For the year ended December 31,	2005	2004		2003		2002	2001
Net asset value, beginning of period	$9.39	$11.28		$10.54		$16.29	$23.13

Investment Activities:
Net investment income (loss)(a)	0.03	(0.11)		(0.16)		(0.05)	(0.07)
Net realized and unrealized gains (losses) on investments	(0.78)	(1.78)		0.90	(d)	(5.70)	(6.77)

Total from investment activities	(0.75)	(1.89)		0.74		(5.75)	(6.84)

Net asset value, end of period	$8.64	$9.39		$11.28		$10.54	$16.29

Total Return	(8.09)%	(16.67)%		7.02%		(35.30)%	(29.57)%

Ratios to Average Net Assets:
Gross expenses	2.68%	2.90%		3.20%		3.38%	3.33%
Net expenses	2.68%	2.90%		2.95%		2.91%	2.95%
Net investment income (loss)	0.27%	(0.98)%		(1.50)%		(0.44)%	(0.40)%

Supplemental Data:
Net assets, end of period (000’s)	$1,817	$675		$892		$221	$440
Portfolio turnover rate(c)	576%	607%		4,437%		2,548%	1,469%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.
(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

150	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Precious Metals UltraSector ProFund

Investor Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period June 3, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$29.99	$36.13	$22.77	$30.00

Investment Activities:
Net investment income (loss)(b)	0.57	(0.02)	(0.18)	(0.06)
Net realized and unrealized gains (losses) on investments	10.91	(6.12)	13.54	(7.17)

Total from investment activities	11.48	(6.14)	13.36	(7.23)

Net Asset Value, End of Period	$41.47	$29.99	$36.13	$22.77

Total Return	38.28%	(16.99)%	58.67%	(24.10)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.44%	1.46%	1.69%	2.56%
Net expenses(d)	1.44%	1.46%	1.68%	1.93%
Net investment income (loss)(d)	1.90%	(0.08)%	(0.67)%	(0.51)%

Supplemental Data:
Net assets, end of period (000's)	$112,978	$46,862	$54,157	$22,686
Portfolio turnover rate(e)	—	—	—	—	(c)
Service Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period June 3, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$29.28	$35.63	$22.67	$30.00

Investment Activities:
Net investment income (loss)(b)	0.26	(0.31)	(0.43)	(0.18)
Net realized and unrealized gains (losses) on investments	10.56	(6.04)	13.39	(7.15)

Total from investment activities	10.82	(6.35)	12.96	(7.33)

Net Asset Value, End of Period	$40.10	$29.28	$35.63	$22.67

Total Return	36.95%	(17.82)%	57.17%	(24.43)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.44%	2.46%	2.69%	3.25%
Net expenses(d)	2.44%	2.46%	2.68%	2.94%
Net investment income (loss)(d)	0.90%	(1.08)%	(1.67)%	(1.44)%

Supplemental Data:
Net assets, end of period (000's)	$27,410	$4,972	$5,584	$1,790
Portfolio turnover rate(e)	—	—	—	—	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	151

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Real Estate UltraSector ProFund

Investor Class
For the year ended December 31,	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$36.39		$25.79		$18.42	$21.92	$21.81

Investment Activities:
Net investment income (loss)(a)	0.23		0.66		0.62	0.90	1.04
Net realized and unrealized gains (losses) on investments	2.61	(b)	10.38	(b)	8.15	(2.22)	0.92

Total from investment activities	2.84		11.04		8.77	(1.32)	1.96

Distributions to Shareholders From:
Net investment income	(0.95)		(0.28)		(1.40)	(1.87)	(1.44)
Return of capital	—		(0.16)		—	(0.31)	(0.41)

Total distributions	(0.95)		(0.44)		(1.40)	(2.18)	(1.85)

Net Asset Value, End of Period	$38.28		$36.39		$25.79	$18.42	$21.92

Total Return	7.82%		42.95%		49.87%	(6.82)%	9.11%

Ratios to Average Net Assets:
Gross expenses	1.73%		1.55%		1.84%	2.31%	1.99%
Net expenses	1.73%		1.55%		1.84%	1.95%	1.95%
Net investment income (loss)	0.62%		2.23%		2.82%	4.01%	4.52%

Supplemental Data:
Net assets, end of period (000's)	$8,797		$47,120		$15,800	$6,603	$6,345
Portfolio turnover rate(c)	1,411%		1,303%		2,478%	4,862%	2,461%
Service Class
For the year ended December 31,	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Period	$37.28		$26.64		$19.09	$21.75	$21.73

Investment Activities:
Net investment income (loss)(a)	(0.15)		0.36		0.40	(0.03)	0.42
Net realized and unrealized gains (losses) on investments	2.69	(b)	10.68	(b)	8.35	(1.44)	1.25

Total from investment activities	2.54		11.04		8.75	(1.47)	1.67

Distributions to Shareholders From:
Net investment income	(0.76)		(0.24)		(1.20)	(0.88)	(1.28)
Return of capital	—		(0.16)		—	(0.31)	(0.37)

Total distributions	(0.76)		(0.40)		(1.20)	(1.19)	(1.65)

Net Asset Value, End of Period	$39.06		$37.28		$26.64	$19.09	$21.75

Total Return	6.76%		41.60%		47.80%	(7.42)%	7.79%

Ratios to Average Net Assets:
Gross expenses	2.73%		2.55%		2.84%	3.04%	2.99%
Net expenses	2.73%		2.55%		2.84%	2.93%	2.95%
Net investment income (loss)	(0.38)%		1.23%		1.82%	(0.11)%	1.81%

Supplemental Data:
Net assets, end of period (000's)	$2,029		$6,532		$8,557	$72	$788
Portfolio turnover rate(c)	1,411%		1,303%		2,478%	4,862%	2,461%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

152	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Semiconductor UltraSector ProFund

Investor Class (a)
For the year ended December 31,	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$18.71		$28.70	$11.64	$38.89	$58.40

Investment Activities:
Net investment income (loss)(b)	(0.06)		(0.23)	(0.31)	(0.27)	(0.36)
Net realized and unrealized gains (losses) on investments	2.15	(c)	(9.76)	17.37	(26.98)	(19.15)

Total from investment activities	2.09		(9.99)	17.06	(27.25)	(19.51)

Net Asset Value, End of Period	$20.80		$18.71	$28.70	$11.64	$38.89

Total Return	11.17%		(34.81)%	146.56%	(70.07)%	(33.41)%

Ratios to Average Net Assets:
Gross expenses	1.58%		1.65%	1.76%	2.38%	2.89%
Net expenses	1.58%		1.65%	1.76%	1.95%	1.95%
Net investment income (loss)	(0.30)%		(1.06)%	(1.38)%	(1.26)%	(0.82)%

Supplemental Data:
Net assets, end of period (000's)	$30,313		$32,555	$43,859	$3,643	$6,431
Portfolio turnover rate(d)	681%		468%	1,116%	1,926%	1,439%
Service Class (a)
For the year ended December 31,	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$17.86		$27.65	$11.33	$38.28	$58.00

Investment Activities:
Net investment income (loss)(b)	(0.25)		(0.43)	(0.52)	(0.57)	(0.87)
Net realized and unrealized gains (losses) on investments	2.05	(c)	(9.36)	16.84	(26.38)	(18.85)

Total from investment activities	1.80		(9.79)	16.32	(26.95)	(19.72)

Net Asset Value, End of Period	$19.66		$17.86	$27.65	$11.33	$38.28

Total Return	10.13%		(35.41)%	144.04%	(70.40)%	(34.00)%

Ratios to Average Net Assets:
Gross expenses	2.58%		2.65%	2.76%	3.34%	3.89%
Net expenses	2.58%		2.65%	2.76%	2.91%	2.95%
Net investment income (loss)	(1.30)%		(2.06)%	(2.38)%	(2.33)%	(2.01)%

Supplemental Data:
Net assets, end of period (000's)	$2,191		$3,705	$4,975	$418	$999
Portfolio turnover rate(d)	681%		468%	1,116%	1,926%	1,439%
(a)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of

Financial Highlights >	153

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Technology UltraSector ProFund

Investor Class (a)
For the year ended December 31,	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$26.62		$27.36	$15.97	$37.19	$76.60

Investment Activities:
Net investment income (loss)(b)	(0.12)		0.18	(0.29)	(0.28)	(0.35)
Net realized and unrealized gains (losses) on investments	0.15	(c)	(0.81)	11.68	(20.94)	(39.06)

Total from investment activities	0.03		(0.63)	11.39	(21.22)	(39.41)

Distributions to Shareholders From:
Net investment income	(0.07)		(0.11)	—	—	—

Net Asset Value, End of Period	$26.58		$26.62	$27.36	$15.97	$37.19

Total Return	0.12%		(2.31)%	71.32%	(57.06)%	(51.45)%

Ratios to Average Net Assets:
Gross expenses	1.76%		1.95%	2.19%	2.51%	2.88%
Net expenses	1.68%		1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.45)%		0.73%	(1.35)%	(1.23)%	(0.71)%

Supplemental Data:
Net assets, end of period (000's)	$17,955		$10,781	$6,649	$2,647	$8,472
Portfolio turnover rate(d)	634%		743%	1,689%	1,491%	1,177%
Service Class (a)
For the year ended December 31,	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Period	$25.88		$26.85	$15.80	$36.93	$76.50

Investment Activities:
Net investment income (loss)(b)	(0.36)		(0.06)	(0.51)	(0.50)	(0.86)
Net realized and unrealized gains (losses) on investments	0.12	(c)	(0.80)	11.56	(20.63)	(38.71)

Total from investment activities	(0.24)		(0.86)	11.05	(21.13)	(39.57)

Distributions to Shareholders From:
Net investment income	—		(0.11)	—	—	—

Net Asset Value, End of Period	$25.64		$25.88	$26.85	$15.80	$36.93

Total Return	(0.93)%		(3.21)%	69.94%	(57.22)%	(51.73)%

Ratios to Average Net Assets:
Gross expenses	2.76%		2.91%	3.19%	2.97%	3.88%
Net expenses	2.68%		2.91%	2.95%	2.49%	2.95%
Net investment income (loss)	(1.45)%		(0.23)%	(2.35)%	(1.96)%	(1.87)%

Supplemental Data:
Net assets, end of period (000's)	$514		$3,449	$727	$160	$575
Portfolio turnover rate(d)	634%		743%	1,689%	1,491%	1,177%
(a)	Adjusted for 1:10 reverse stock split that occurred on April 27, 2001.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

154	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Telecommunications UltraSector ProFund

Investor Class (a)
For the year ended December 31,	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.84	$17.04	$17.13	$37.59	$51.05

Investment Activities:
Net investment income (loss)(b)	0.38	0.22	0.45	(0.11)	0.02
Net realized and unrealized gains (losses) on investments	(2.66)	3.71	(0.39)	(20.35)	(13.48)

Total from investment activities	(2.28)	3.93	0.06	(20.46)	(13.46)

Distributions to Shareholders From:
Net investment income	(0.59)	(0.13)	(0.15)	—	—

Net Asset Value, End of Period	$17.97	$20.84	$17.04	$17.13	$37.59

Total Return	(10.93)%	23.06%	0.39%	(54.43)%	(26.37)%

Ratios to Average Net Assets:
Gross expenses	2.68%	1.92%	3.22%	2.58%	3.71%
Net expenses	1.68%	1.92%	1.95%	1.94%	1.95%
Net investment income (loss)	1.99%	1.15%	2.78%	(0.63)%	0.05%

Supplemental Data:
Net assets, end of period (000's)	$2,131	$7,727	$4,752	$5,438	$3,457
Portfolio turnover rate(c)	1,212%	1,252%	3,034%	3,606%	2,713%
Service Class (a)
For the year ended December 31,	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$20.07	$16.58	$16.75	$37.09	$50.80

Investment Activities:
Net investment income (loss)(b)	0.20	0.04	0.30	(0.26)	2.06
Net realized and unrealized gains (losses) on investments	(2.59)	3.58	(0.36)	(20.08)	(15.77)

Total from investment activities	(2.39)	3.62	(0.06)	(20.34)	(13.71)

Distributions to Shareholders From:
Net investment income	(0.47)	(0.13)	(0.11)	—	—

Net Asset Value, End of Period	$17.21	$20.07	$16.58	$16.75	$37.09

Total Return	(11.94)%	21.83%	(0.33)%	(54.84)%	(26.99)%

Ratios to Average Net Assets:
Gross expenses	3.68%	2.92%	4.22%	3.99%	4.71%
Net expenses	2.68%	2.92%	2.95%	2.93%	2.95%
Net investment income (loss)	0.99%	0.15%	1.78%	(1.41)%	4.13%

Supplemental Data:
Net assets, end of period (000's)	$287	$2,009	$1,469	$340	$165
Portfolio turnover rate(c)	1,212%	1,252%	3,034%	3,606%	2,713%
(a)	Adjusted for 1:5 reverse stock split that occurred on October 12, 2001.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	155

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Utilities UltraSector ProFund

Investor Class
For the year ended December 31,	2005	2004	2003	2002		2001
Net asset value, beginning of period	$16.85	$12.87	$9.97	$16.07		$28.10

Investment Activities:
Net investment income (loss)(a)	0.35	0.19	0.12	0.24		0.41
Net realized and unrealized gains (losses) on investments	2.66	3.91	2.84	(6.19)		(12.39)

Total from investment activities	3.01	4.10	2.96	(5.95)		(11.98)

Distributions to Shareholders from:
Net investment income	—	(0.12)	(0.06)	(0.15)		(0.05)

Net asset value, end of period	$19.86	$16.85	$12.87	$9.97		$16.07

Total Return	17.86%	31.85%	29.69%	(37.00)%		(42.65)%

Ratios to Average Net Assets:
Gross expenses	1.48%	1.89%	2.17%	2.40%		5.52%
Net expenses	1.48%	1.89%	1.95%	1.93%		1.95%
Net investment income (loss)	1.81%	1.30%	1.09%	1.89%		1.87%

Supplemental Data:
Net assets, end of period (000’s)	$31,795	$14,316	$12,526	$6,134		$5,016
Portfolio turnover rate(b)	615%	1,001%	2,402%	2,370%		3,101%
Service Class
For the year ended December 31,	2005	2004	2003	2002		2001
Net asset value, beginning of period	$16.34	$12.62	$9.83	$15.95		$28.02

Investment Activities:
Net investment income (loss)(a)	0.16	0.05	0.01	—	(c)	0.10
Net realized and unrealized gains (losses) on investments	2.55	3.79	2.78	(5.99)		(12.17)

Total from investment activities	2.71	3.84	2.79	(5.99)		(12.07)

Distributions to Shareholders from:
Net investment income	—	(0.12)	—	(0.13)		—

Net asset value, end of period	$19.05	$16.34	$12.62	$9.83		$15.95

Total Return	16.65%	30.42%	28.38%	(37.53)%		(43.08)%

Ratios to Average Net Assets:
Gross expenses	2.48%	2.89%	3.17%	3.65%		6.52%
Net expenses	2.48%	2.89%	2.95%	2.95%		2.95%
Net investment income (loss)	0.81%	0.30%	0.09%	(0.03)%		0.44%

Supplemental Data:
Net assets, end of period (000’s)	$8,894	$5,754	$2,353	$3,247		$664
Portfolio turnover rate(b)	615%	1,001%	2,402%	2,370%		3,101%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.
(c)	Amount is less than $0.005.

156	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Short Oil & Gas ProFund

Investor Class
	For the period September 12, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.19
Net realized and unrealized gains (losses) on investments	0.63	(c)

Total from investment activities	0.82

Distributions to Shareholders From:
Net investment income	(0.35)
Net realized gain on investments	(1.77)

Total distributions	(2.12)

Net Asset Value, End of Period	$28.70

Total Return	2.71%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.92%
Net expenses(e)	1.92%
Net investment income (loss)(e)	2.00%

Supplemental Data:
Net assets, end of period (000's)	$6,458
Portfolio turnover rate(f)	—	(d)
Service Class
	For the period September 12, 2005(a) through December 31, 2005
Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.10
Net realized and unrealized gains (losses) on investments	0.62	(c)

Total from investment activities	0.72

Distributions to Shareholders From:
Net investment income	(0.24)
Net realized gain on investments	(1.77)

Total Distributions	(2.01)

Net Asset Value, End of Period	$28.71

Total Return	2.39%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.92%
Net expenses(e)	2.92%
Net investment income (loss)(e)	1.00%

Supplemental Data:
Net assets, end of period (000's)	$1,380
Portfolio turnover rate(f)	—	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	157

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Short Real Estate ProFund

Investor Class
	For the period September 12, 2005(a) through December 31, 2005
Net asset value, beginning of period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.23
Net realized and unrealized gains (losses) on investments	(0.06)

Total from investment activities	0.17

Distributions to Shareholders from:
Net investment income	(0.15)

Net asset value, end of period	$30.02

Total Return	0.55%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.63%
Net expenses(d)	1.63%
Net investment income (loss)(d)	2.37%

Supplemental Data:
Net assets, end of period (000’s)	$56,929
Portfolio turnover rate(e)	—	(c)
Service Class
	For the period September 12, 2005(a) through December 31, 2005
Net asset value, beginning of period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.13
Net realized and unrealized gains (losses) on investments	(0.05)

Total from investment activities	0.08
Distributions to Shareholders from:
Net investment income	(0.05)

Net asset value, end of period	$30.03

Total Return	0.26%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.63%
Net expenses(d)	2.63%
Net investment income (loss)(d)	1.37%

Supplemental Data:
Net assets, end of period (000’s)	$5,102
Portfolio turnover rate(e)	—	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

158	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

U.S. Government Plus ProFund

Investor Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net asset value, beginning of period	$31.63	$31.33	$33.73	$30.00

Investment Activities:
Net investment income (loss)(b)	0.93	0.86	0.21	0.09
Net realized and unrealized gains (losses) on investments	1.94	1.82	(1.24)	5.00

Total from investment activities	2.87	2.68	(1.03)	5.09

Distributions to Shareholders from:
Net investment income	(0.94)	(0.92)	(0.18)	(0.90)
Net realized gains on investments	—	(1.46)	—	(0.46)
Return of capital	—	—	(1.19)	—

Total distributions	(0.94)	(2.38)	(1.37)	(1.36)

Net asset value, end of period	$33.56	$31.63	$31.33	$33.73

Total Return	9.12%	8.78%	(3.13)%	17.15%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.23%	1.20%	1.57%	2.12%
Net expenses(d)	1.23%	1.20%	1.57%	1.69%
Net investment income (loss)(d)	2.79%	2.72%	0.63%	0.40%

Supplemental Data:
Net assets, end of period (000’s)	$60,810	$24,088	$6,610	$8,891
Portfolio turnover rate(e)	3,724%	4,947%	3,932%	836%	(c)
Service Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net asset value, beginning of period	$31.52	$31.33	$33.76	$30.00

Investment Activities:
Net investment income (loss)(b)	0.60	0.54	(0.12)	(0.14)
Net realized and unrealized gains (losses) on investments	1.93	1.81	(1.26)	4.99

Total from investment activities	2.53	2.35	(1.38)	4.85

Distributions to Shareholders from:
Net investment income	(0.63)	(0.70)	(0.14)	(0.63)
Net realized gains on investments	—	(1.46)	—	(0.46)
Return of capital	—	—	(0.91)	—

Total distributions	(0.63)	(2.16)	(1.05)	(1.09)

Net asset value, end of period	$33.42	$31.52	$31.33	$33.76

Total Return	8.06%	7.67%	(4.17)%	16.27%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.23%	2.20%	2.57%	2.92%
Net expenses(d)	2.23%	2.20%	2.57%	2.69%
Net investment income (loss)(d)	1.79%	1.72%	(0.37)%	(0.61)%

Supplemental Data:
Net assets, end of period (000’s)	$18,580	$5,239	$1,430	$9,215
Portfolio turnover rate(e)	3,724%	4,947%	3,932%	836%	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	159

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Rising Rates Opportunity 10 ProFund

Investor Class
	For the period January 10, 2005(a) through December 31, 2005
Net asset value, beginning of period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.43
Net realized and unrealized gains (losses) on investments	(0.38)	(c)

Total from investment activities	0.05

Distributions to Shareholders from:
Net investment income	(0.32)

Net asset value, end of period	$29.73

Total Return	0.16%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.74%
Net expenses(e)	1.74%
Net investment income (loss)(e)	1.49%

Supplemental Data:
Net assets, end of period (000's)	$12,314
Portfolio turnover rate(f)	—	(d)
Service Class
	For the period January 10, 2005(a) through December 31, 2005
Net asset value, beginning of period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.14
Net realized and unrealized gains (losses) on investments	(0.37)	(c)

Total from investment activities	(0.23)

Distributions to Shareholders from:
Net investment income	—

Net asset value, end of period	$29.77

Total Return	(0.77)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	2.74%
Net expenses(e)	2.74%
Net investment income (loss)(e)	0.49%

Supplemental Data:
Net assets, end of period (000's)	$1,205
Portfolio turnover rate(f)	—	(d)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

160	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Rising Rates Opportunity ProFund

Investor Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net asset value, beginning of period	$21.09	$23.65	$24.56	$30.00

Investment Activities:
Net investment income (loss)(b)	0.32	(0.02)	(0.15)	(0.09)
Net realized and unrealized gains (losses) on investments	(1.91)	(2.54)	(0.76)	(5.35)

Total from investment activities	(1.59)	(2.56)	(0.91)	(5.44)

Distributions to Shareholders from:
Net investment income	(0.38)	—	—	—

Net asset value, end of period	$19.12	$21.09	$23.65	$24.56

Total Return	(7.53)%	(10.82)%	(3.71)%	(18.13)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.43%	1.42%	1.57%	1.94%
Net expenses(d)	1.43%	1.42%	1.57%	1.94%
Net investment income (loss)(d)	1.64%	(0.09)%	(0.61)%	(0.54)%

Supplemental Data:
Net assets, end of period (000's)	$369,835	$623,000	$240,555	$9,220
Portfolio turnover rate(e)	—	—	—	—	(c)
Service Class
	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net asset value, beginning of period	$20.63	$23.37	$24.50	$30.00

Investment Activities:
Net investment income (loss)(b)	0.13	(0.24)	(0.39)	(0.27)
Net realized and unrealized gains (losses) on investments	(1.87)	(2.50)	(0.74)	(5.23)

Total from investment activities	(1.74)	(2.74)	(1.13)	(5.50)

Distributions to Shareholders from:
Net investment income	(0.14)	—	—	—

Net asset value, end of period	$18.75	$20.63	$23.37	$24.50

Total Return	(8.44)%	(11.72)%	(4.61)%	(18.33)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.43%	2.42%	2.57%	2.94%
Net expenses(d)	2.43%	2.42%	2.57%	2.94%
Net investment income (loss)(d)	0.64%	(1.09)%	(1.61)%	(1.56)%

Supplemental Data:
Net assets, end of period (000's)	$34,335	$59,352	$20,423	$1,956
Portfolio turnover rate(e)	—	—	—	—	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	161

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Rising U.S. Dollar ProFund

Investor Class
	For the period February 17, 2005(a) through December 31, 2005
Net asset value, beginning of period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.57
Net realized and unrealized gains (losses) on investments	2.62

Total from investment activities	3.19

Distributions to Shareholders from:
Net investment income	(0.25)
Net realized gain on investments	(0.20)

Total distributions	(0.45)

Net asset value, end of period	$32.74

Total Return	10.60%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.44%
Net expenses(d)	1.37%
Net investment income (loss)(d)	2.05%

Supplemental Data:
Net assets, end of period (000's)	$59,147
Portfolio turnover rate(e)	—	(c)
Service Class
	For the period February 17, 2005(a) through December 31, 2005
Net asset value, beginning of period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.30
Net realized and unrealized gains (losses) on investments	2.61

Total from investment activities	2.91

Distributions to Shareholders from:
Net realized gain on investments	(0.20)

Net asset value, end of period	$32.71

Total Return	9.69%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.44%
Net expenses(d)	2.37%
Net investment income (loss)(d)	1.05%

Supplemental Data:
Net assets, end of period (000's)	$443
Portfolio turnover rate(e)	—	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

162	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Falling U.S. Dollar ProFund

Investor Class
	For the period February 17, 2005(a) through December 31, 2005
Net asset value, beginning of period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.39
Net realized and unrealized gains (losses) on investments	(2.83)

Total from investment activities	(2.44)

Distributions to Shareholders from:
Net investment income	(0.35)

Net asset value, end of period	$27.21

Total Return	8.14%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.13%
Net expenses(d)	1.88%
Net investment income (loss)(d)	1.59%

Supplemental Data:
Net assets, end of period (000's)	$16,645
Portfolio turnover rate(e)	—	(c)
Service Class
	For the period February 17, 2005(a) through December 31, 2005
Net asset value, beginning of period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.16
Net realized and unrealized gains (losses) on investments	(2.83)

Total from investment activities	(2.67)

Distributions to Shareholders from:
Net investment income	(0.18)

Net asset value, end of period	$27.15

Total Return	8.90%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	3.13%
Net expenses(d)	2.88%
Net investment income (loss)(d)	0.59%

Supplemental Data:
Net assets, end of period (000's)	$3,607
Portfolio turnover rate(e)	—	(c)
(a)	Period from commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	163

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Money Market ProFund

Investor Class
For the year ended December 31,	2005		2004		2003		2002		2001
Net asset value, beginning of period	1.000		1.000		1.000		$1.000		$1.000

Investment Activities:
Net investment income (loss)(a)	0.024		0.006		0.003		0.009	(b)	0.032
Net realized and unrealized gains (losses) on investments	—	(c)	—	(c)	—	(c)	—		—

Total from investment activities	0.024		0.006		0.003		0.009		0.032

Distributions to Shareholders from:
Net investment income	(0.024)		(0.006)		(0.003)		(0.009)		(0.032)

Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	2.46%		0.61%		0.31%		0.94%		3.28%

Ratios to Average Net Assets:
Gross expenses(a)	0.85%		0.82%		0.93%		1.03%		1.08%
Net expenses(a)	0.85%		0.82%		0.93%		0.98%		1.08%
Net investment income (loss)(a)	2.43%		0.59%		0.31%		0.93%		3.30%

Supplemental Data:
Net assets, end of period (000’s)	$515,282		$447,156		$398,934		$447,211		$298,546
Service Class
For the year ended December 31,	2005		2004		2003		2002		2001
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000

Investment Activities:
Net investment income (loss)(a)	0.014		0.001		—	(c)	0.001	(b)	0.022
Net realized and unrealized gains (losses) on investments	—	(c)	—	(c)	—	(c)	—		—

Total from investment activities	0.014		0.001		—	(c)	0.001		0.022

Distributions to Shareholders from:
Net investment income	(0.014)		(0.001)		—	(c)	(0.001)		(0.022)

Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	1.45%		0.08%		0.05%		0.06%		2.26%

Ratios to Average Net Assets:
Gross expenses(a)	1.85%		1.33%		1.18%		1.78%		2.06%
Net expenses(a)	1.85%		1.33%		1.18%		1.72%		2.06%
Net investment income (loss)(a)	1.43%		0.08%		0.06%		0.06%		2.39%

Supplemental Data:
Net assets, end of period (000’s)	$111,158		$62,857		$105,320		$173,646		$100,175
(a)	Per share amounts and percentages include the amounts allocated from the Cash Management Portfolio Master Fund.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.0005.

164	< Financial Highlights

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ProFunds®

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717   (888) 776-5717

For All Others:                   (888) PRO-FNDS (888) 776-3637

Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address

www.profunds.com

Additional information about certain investments of the ProFunds is available in the annual and semi-annual reports to shareholders of the ProFunds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds in its current Statement of Additional Information, dated May 1, 2006, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semi-annual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semi-annual reports, or ask questions about investing in ProFunds, by writing us at the address set forth above.

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.

ProFunds and the Bull & Bear design, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Not just funds, ProFunds are trademarks of ProFund Advisors LLC and licensed for use.

ProFunds Executive Offices

Bethesda, MD

Investment Company Act File No. 811-08239

PRO0506

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Investor and Service Class Shares of “Classic ProFunds,” “Ultra ProFunds,” “Inverse ProFunds,” “Ultra Sector ProFunds,” “Inverse Sector ProFunds,” “Currency/Bond Benchmarked ProFunds” and Money Market ProFund, as follows (each, a “ProFund” and collectively, the “ProFunds”):

CLASSIC PROFUNDS
Bull
Mid-Cap
Small-Cap
Dow 30
OTC
Large-Cap Value
Large-Cap Growth
Mid-Cap Value
Mid-Cap Growth
Small-Cap Value
Small-Cap Growth
Europe 30
International

ULTRA PROFUNDS
UltraBull
UltraMid-Cap
UltraSmall-Cap
UltraDow 30
UltraOTC
UltraInternational
UltraEmerging Markets
UltraJapan

INVERSE PROFUNDS
Bear
Short Mid-Cap
Short Small-Cap
Short Dow 30
Short OTC
Short International
UltraBear
UltraShort Mid-Cap
UltraShort Small-Cap
UltraShort Dow 30
UltraShort OTC
UltraShort International
UltraShort Emerging Markets
UltraShort Japan

ULTRASECTOR PROFUNDS
Banks
Basic Materials
Biotechnology
Consumer Goods
Consumer Services
Financials
Health Care
Industrials
Internet
Leisure Goods
Mobile Telecommunications
Oil & Gas
Oil Equipment, Services & Distribution
Pharmaceuticals
Precious Metals
Real Estate
Semiconductor
Technology
Telecommunications
Utilities

INVERSE SECTOR PROFUNDS
Short Oil & Gas
Short Precious Metals
Short Real Estate
Short Utilities

CURRENCY/ BOND
BENCHMARKED PROFUNDS
U.S. Government Plus
Rising Rates Opportunity 10
Rising Rates Opportunity
Rising U.S. Dollar
Falling U.S. Dollar

MONEY MARKET PROFUND

Each ProFund discussed herein, other than International ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short International ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund and UltraShort Japan ProFund, which do not offer Class A Shares, offers three classes of shares: Investor Class Shares, Service Class Shares and Class A Shares. Class A Shares are discussed in a separate SAI. The ProFunds may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund seeks investment results that correspond each day to a specified benchmark. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds may be created from time to time.

Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. Unlike other ProFunds, Money Market ProFund currently seeks to achieve its investment objective by investing all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate investment company with an identical investment objective. The performance of Money Market ProFund will correspond directly to the investment performance of the Portfolio, less additional fees and expenses.

The ProFunds involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds to determine whether an investment in a particular ProFund is appropriate. None of the ProFunds alone constitutes a balanced investment plan. The non-money market ProFunds are not intended for investors whose principal objective is current income or preservation of capital. Because of the inherent risks in any investment, there can be no assurance that the ProFunds’ investment objectives will be achieved.

This SAI is not a prospectus. It should be read in conjunction with ProFunds’ Prospectus, dated May 1, 2006, for the applicable classes of shares (the “Prospectus”), which incorporates this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm included in the ProFunds’ annual report for the fiscal year ended December 31, 2005 are incorporated by reference into this SAI. A copy of the Prospectus or Annual Report is available, without charge, upon request to the address above or by telephone at the numbers above.

The date of this SAI is May 1, 2006.

STATEMENT OF ADDITIONAL INFORMATION

PROFUNDS

ProFunds (the “Trust”) is an open-end management investment company that currently comprises multiple separate series (each a “ProFund”). Sixty-five series are discussed herein and other series may be added in the future. The ProFunds may be used independently or in combination with each other as part of an overall investment strategy. Investor or Service Class shares of any publicly available ProFund may be exchanged, without any charge, for Investor or Service Class shares of another publicly available ProFund or series of Access One Trust that offers such shares, on the basis of the respective net asset values of the shares involved, provided that certain minimum investment levels are maintained (see “Shareholders Services Guide — Exchanging ProFund Shares” in the Prospectus). The ProFunds (excluding Money Market ProFund) are classified as non-diversified. The investments made by a ProFund and the results achieved by a ProFund at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”) acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFunds.

GENERAL

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds. In addition, set forth below is further information relating to the ProFunds. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to the non-money market ProFunds by the Advisor, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. Money Market ProFund currently invests all of its investable assets in the Portfolio, which has as its investment adviser Deutsche Asset Management, Inc. (“DeAM, Inc.”), headquartered at 345 Park Avenue, New York, New York 10154.

The investment restrictions of the ProFunds specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds not specified as fundamental (including the benchmarks of the ProFunds) may be changed by the Trustees of the ProFunds without the approval of shareholders.

It is the policy of the non-money market ProFunds to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the ProFunds discussed below, and as discussed in the Prospectus, may be used by a ProFund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund. A ProFund is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund will result in the achievement of the ProFund’s objectives. Also, there can be no assurance that any ProFund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the ProFund at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and falling markets for the Inverse ProFunds, the Inverse Sector ProFunds, the Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds, Ultra ProFunds, UltraSector ProFunds and the U.S. Government Plus ProFund and rising markets for the Inverse ProFunds, the Inverse Sector ProFunds, the Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund. For purposes of the Falling U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of the Rising U.S. Dollar ProFund, “favorable market conditions” is intended to mean an increase in the value of the U.S. dollar verses six foreign currencies represented in the U.S. Dollar Index. For purposes of the Falling U.S. Dollar ProFund, “adverse market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of the Rising U.S. Dollar ProFund, “adverse market conditions” is intended to mean a decrease in the value of the U.S. dollar versus the six foreign currencies represented in the U.S. Dollar Index.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

A non-money market ProFund may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund will achieve its investment objective.

Certain ProFunds have non-fundamental investment policies obligating each such ProFund to commit, under normal market conditions, at least 80% of its assets to investments that, in combination, have economic characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, “assets” includes the ProFund’s net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund’s net assets that are segregated on the ProFund’s books and records or being used for collateral, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in such an investment policy.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with each ProFunds respective benchmark. Rather, the Advisor primarily uses mathematical analysis to determine the investments a non-money market ProFund makes and techniques it employs. While the Advisor attempts to maximize correlation to each non-money market ProFund’s benchmark, certain factors will tend to cause a ProFund’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

Additional information concerning the characteristics of the investments of the ProFunds is set forth below.

EQUITY SECURITIES

The ProFunds (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Money Market ProFund) may invest in equity securities. The market price of securities owned by a ProFund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds are particularly sensitive to these market risks.

FOREIGN INVESTMENT RISK

Each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Money Market ProFund) may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Special U.S. and foreign tax considerations may apply to a ProFund’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds’ receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) social, political and economic instability; (ii) the small market size for such securities and a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the ProFunds’ investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In any such event, the ProFunds could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds’ shareholders.

Each non-money market ProFund also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

The Europe 30 ProFund and UltraJapan ProFund are subject to the general risks associated with foreign investment. Because each of these ProFunds focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

Exposure to European Companies

The Europe 30 ProFund focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of certain technologies and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Exposure to Emerging Markets Companies

The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or “emerging market”) countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Exposure to Japanese Companies

The UltraJapan and UltraShort Japan ProFunds invest a large portion of their assets in securities providing economic exposure to companies located or operating in Japan.

The UltraJapan and UltraShort Japan ProFunds’ performance will be affected by political, social and economic conditions in Japan. In addition, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of Southeast Asian and Chinese economies.

The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities, particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect Japanese equity returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan’s economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan’s economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

Some companies in the region may have less established shareholder governance and disclosure than standards in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, certain such investments may be vulnerable to unfavorable decisions by management or shareholders.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Trade sanctions or other protectionist measures could adversely impact Japan’s economy. Japan has also experienced natural disasters of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

DEPOSITARY RECEIPTS

Each non-money market ProFund may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds can avoid currency risks during the settlement period for either purchase or sales.

In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The non-money market ProFunds may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DR’s may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and New York Shares (NYSs). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks, denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

CURRENCY RISK

The ProFunds (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Money Market ProFund) and in particular, International ProFund, UltraInternational ProFund, UltraShort International ProFund, UltraEmerging Markets ProFund, UltraShort Emerging Markets ProFund, Rising U.S. Dollar ProFund, Falling U.S. Dollar ProFund, Europe 30 ProFund, Precious Metals UltraSector ProFund and Short Precious Metals ProFund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund invests in such currencies, that ProFund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund, other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund and Rising Rates Opportunity 10 ProFund, may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free income status under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”) and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

The non-money market ProFunds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered.

The ProFunds generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund purchases a put or call option on a futures contract, the ProFund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds may engage in related closing transactions with respect to options on futures contracts. The ProFunds will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund purchases or sells a futures contract, or sells an option thereon, the ProFund “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The non-money market ProFunds may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, is excluded from the status of Commodity Pool Operator (“CPO”) with respect to the ProFunds and is therefore not subject to CPO registration.

A ProFund may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inverse to the futures contract. A ProFund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A ProFund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund may also cover its sale of a call option by taking positions in instruments whose prices are expected to move relatively consistently with the call option. A ProFund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund to substantial losses. If trading is not possible, or if a ProFund determines not to close a futures position in anticipation of adverse price movements, the ProFund will be required to make daily cash payments of variation margin. The risk that the ProFund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

The non-money market ProFunds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund will realize a gain or loss from the purchase or writing (sale)

of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund will not enter into an option position that exposes the ProFund to an obligation to another party, unless the ProFund (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The non-money market ProFunds may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poors (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the American Stock Exchange (“AMEX”), and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

The non-money market ProFunds may buy and write (sell) options on securities for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund. When a ProFund writes a put option, the ProFund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund to write call options on stocks held by the ProFund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund that writes an option wishes to terminate the ProFund’s obligation, the ProFund may effect a “closing purchase transaction.” The ProFund accomplishes this by buying an option of the same series as the option previously written by the ProFund. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund accomplishes this by selling an option of the same series as the option previously purchased by the ProFund. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund if the premium, plus commission costs, paid by the ProFund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund on the sale of the call or the put option. The ProFund also will realize a gain if a call or put option that the ProFund has written lapses unexercised, because the ProFund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund. If an options market were to become unavailable, the ProFund would be unable to realize its profits or limit its losses until the ProFund could exercise options it holds, and the ProFund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may buy or sell put and call options on foreign currencies, either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the ProFunds to reduce foreign currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FORWARD CURRENCY CONTRACTS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that each of these ProFunds may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may either sell a portfolio security and make delivery of the currency, or retain the security and terminate their contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If these ProFunds engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If the Rising U.S. Dollar and Falling U.S. Dollar ProFunds engage in offsetting transactions they will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund will realize a gain to the extent that the price of ProFund currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since the Rising U.S. Dollar and Falling U.S. Dollar ProFunds invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the ProFunds value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. These Rising U.S. Dollar and Falling U.S. Dollar ProFunds will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the ProFunds at one rate, and offer to buy the currency at a lower rate if the Rising U.S. Dollar or Falling U.S. Dollar ProFund tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Rising U.S. Dollar and Falling U.S. Dollar ProFunds to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if these ProFunds had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a ProFund’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a ProFund’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the Rising U.S. Dollar and Falling U.S. Dollar ProFunds may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of its position if a bank or broker with whom these ProFunds has an open forward position, defaults or becomes bankrupt.

SHORT SALES

The non-money market ProFunds may engage in short sales. To complete such a transaction, a ProFund must borrow the security to make delivery to the buyer. The ProFund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund. Until the security is replaced, the ProFund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a ProFund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund also will incur transaction costs in effecting short sales.

A ProFund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund replaces the borrowed security. A ProFund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund may be required to pay, if any, in connection with a short sale.

The ProFunds may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund is borrowed and sold short. Whenever a ProFund engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The non-money market ProFunds may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the ProFunds calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights) (the “net amount”).

A ProFund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the non-money market ProFunds and their Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for purposes of the ProFunds’ illiquid investment limitations. A ProFund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each non-money market ProFund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during their terms. The timing and character of any income, gain or loss recognized by a ProFund on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund’s risk of loss consists of the net amount of payments that such ProFund is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFunds’ transactions in swap agreements.

The use of swaps is a highly specialized activity which involves investment techniques and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants such as Currency Exchange Warrants(SM) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risks, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs”) are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

The non-money market ProFunds may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. The ProFunds may invest a significant portion of their assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). The ProFunds may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, the ProFunds may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The ProFunds may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, the ProFunds’ use of structured notes may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that the non-money market ProFunds may utilize for investment purposes, as “cover” for other investment techniques these non-money market ProFunds employ, or for liquidity purposes. The types of instruments that the Money Market ProFund may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds also may invest if consistent with their investment goal and policies.

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

The non-money market ProFunds may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The non-money market ProFunds also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each non-money market ProFund and the Portfolio also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these non-money market ProFunds employ, or for liquidity purposes. The U.S. Government Plus ProFund may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The Rising Rates Opportunity ProFund and the Rising Rates Opportunity 10 ProFund may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association,

the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund’s income when interest rates fall. Of course, a ProFund’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each non-money market ProFund may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) - CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances - Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

Each ProFund will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a ProFund depending on the amount of a bank’s obligations that the ProFund holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Asset-Backed Securities

The non-money market ProFunds may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called “plastic bonds”, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Performance Indexed Paper

Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

The non-money market ProFunds may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

The non-money market ProFunds may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each Fund may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. The non-money market ProFunds may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, each ProFund may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund could be required at times to liquidate other investments to satisfy distribution requirements. Each ProFund may also invest in STRIPS, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

UNRATED DEBT SECURITIES. The non-money market ProFunds may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each non-money market ProFund may invest in mortgage-backed securities as “cover” for the investment techniques these ProFunds employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The non-money market ProFunds will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

The non-money market ProFunds may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each ProFund to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

The ProFunds also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives, as “cover” for the investment techniques the ProFunds employ, or for liquidity purposes. Under a repurchase agreement, a ProFund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds will be monitored by the Advisor and, in the case of Money Market ProFund, DeAM, Inc. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund could suffer a loss. A ProFund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund, amounts to more than 15% (10% with respect to Money Market ProFund) of the ProFund’s total net assets. The investments of each of the ProFunds in repurchase agreements at times may be substantial when, in the view of the Advisor or, in the case of Money Market ProFund, DeAM, Inc., liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The non-money market ProFunds and the Portfolio may use reverse repurchase agreements as part of each ProFund’s investment strategy. Reverse repurchase agreements involve sales by a ProFund/Portfolio of portfolio assets concurrently with an agreement by the ProFund/Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund/Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund/Portfolio will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund/Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund/Portfolio intends to use the reverse repurchase technique only when it will be to the ProFund/Portfolio’s advantage to do so. The Money Market ProFund will not invest more than 5% of its total assets in reverse repurchase agreements. The ProFund/Portfolio will segregate with their custodian bank cash or liquid instruments equal in value to the ProFund/Portfolio’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each ProFund may invest all or part of the ProFund’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The ProFunds (but not the Portfolio, except to the degree the Portfolio may borrow for temporary or emergency purposes) may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk but also increases investment opportunity. Since substantially all of a ProFund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund will fluctuate more when the ProFund is leveraging its investments than would otherwise be the case. Inverse ProFunds will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund’s assets should fail to meet this 300% coverage test, the ProFund, within three days (not including weekends and holidays), will reduce the amount of the ProFund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each of the non-money market ProFunds may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a ProFund and the Portfolio may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund/Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund/Portfolio any income accruing thereon, and the ProFund/Portfolio may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund will not lend more than 33 1/3% of the value of the ProFund’s total assets and the Portfolio will not lend more than 20% of the value of its total assets. Loans would be subject to termination by the lending ProFund/Portfolio on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending ProFund/Portfolio and that ProFund’s/Portfolio’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund/Portfolio may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. With respect to the Portfolio, cash collateral may be invested in a money market fund managed by DeAM, Inc. (or its affiliates) and DeAM, Inc. may serve as the Portfolio’s lending agent and may share in revenue received from securities lending transactions as compensation for this service.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each non-money market ProFund (and to the extent allowable by its investment policies, the Money Market ProFund), from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Portfolio may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will identify, as part of a segregated account, cash or liquid securities in an amount at least equal to the when-issued or delayed-delivery commitment.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund’s purchase commitments for such when-issued or delayed-delivery securities. Because a ProFund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund’s liquidity and the ability of the Advisor to manage a ProFund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund/Portfolio invests in, and, thus, is a shareholder of, another investment company, the ProFund’s/Portfolio’s shareholders will indirectly bear the ProFund’s/Portfolio’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund/Portfolio to the ProFund’s/Portfolio’s own investment adviser and the other expenses that the ProFund/Portfolio bears directly in connection with the ProFund’s/Portfolio’s own operations.

In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the “Commission” or the “SEC”). As a shareholder of another money market fund, the Portfolio would bear, along with other shareholders, its pro rata portion of the other money market fund’s expenses, including advisory fees.

These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly (and the Fund bears indirectly on a pro rata basis) in connection with its own operations.

ILLIQUID SECURITIES

Each ProFund and the Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund will not invest more than 15% (10% with respect to the Portfolio) of the ProFund’s/Portfolio’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund/Portfolio may not be able to sell illiquid securities when the Advisor or DeAM, Inc. (as applicable) considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

At the time of investment, the Portfolio’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the Portfolio’s net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund to the Advisor or, in the case of the Portfolio, to DeAM, Inc.. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund’s liquidity.

PORTFOLIO QUALITY AND MATURITY

(MONEY MARKET PROFUND AND THE PORTFOLIO)

The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in U.S. dollars. DeAM, Inc., acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. DeAM, Inc. will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in lower yield than investments with a lower quality or longer term.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS

(MONEY MARKET PROFUND AND THE PORTFOLIO)

The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, that are rated in the highest short-term rating category by any two Nationally recognized security rating organization (“NRSROs”) (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by DeAM, Inc. to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If DeAM, Inc. deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. The Portfolio may invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio’s concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix B.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET-BACKED SECURITIES (MONEY MARKET PROFUND AND THE PORTFOLIO)

COMMERCIAL PAPER. The Portfolio may invest in fixed rate or variable rate commercial paper issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or if not rated must be believed by DeAM, Inc. to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy DeAM, Inc., acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolio’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by DeAM, Inc. to be of comparable quality.

CREDIT ENHANCEMENT. Certain of the Portfolio’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect the Money Market ProFund’s share price. The Portfolio may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of Trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

Each ProFund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund’s investors. Consequently, it is difficult to estimate what each ProFund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFunds. In addition, a ProFund’s portfolio turnover level may adversely affect the ability of the ProFund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds invest, are excluded from the calculation of portfolio turnover rate.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds present certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of the ProFunds to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund; (2) less than all of the securities in the index underlying a ProFund’s benchmark being held by the ProFund and/or securities not included in the index being held by the ProFund; (3) an imperfect correlation between the performance of instruments held by a ProFund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund trade, resulting in the inability of the ProFund to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds, UltraBear ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UntraShort Dow 30 ProFund, UltraShort OTC ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Japan ProFund, UltraSector ProFunds, U.S. Government and Rising Rates Opportunity ProFund employ leverage as a principal investment strategy and all of the ProFunds may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund achieves the right to a return on a capital base that exceeds the amount the ProFund has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFunds’ shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund to pay interest which would decrease the ProFund’s total return to shareholders. If these ProFunds achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds not been leveraged.

NON-DIVERSIFIED STATUS. Each non-money market ProFund is a “non-diversified” series. A non-money market ProFund is considered “non-diversified” because a relatively high percentage of the ProFund’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) that directly acquire and manage their own portfolio securities, Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Money Market ProFund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling beneficial interests to the Money Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Money Market ProFund and are not subject to comparable variations in sales loads and other operating expenses. Therefore, investors in Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from DeAM, Inc. at 1-800-730-1313.

The Trusts’ Board of Trustees believes that Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of Money Market ProFund are no higher than if Money Market ProFund invested directly in the securities held by the Portfolio.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever Money Market ProFund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Money Market ProFund and will cast all of its votes in the same proportion as the votes of Money Market ProFund’s shareholders. Money Market ProFund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objective, policies or restrictions may require the Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

Potential Future Change to the Master-Feeder Fund Structure

At a meeting held on April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement under which the Advisor may serve as investment advisor to Money Market ProFund. Under the agreement, the Advisor is authorized to manage the assets of Money Market ProFund directly, at which point Money Market ProFund would no longer operate as a feeder fund investing its assets in the Portfolio. However, Money Market ProFund’s investment objective would not change, and the Advisor anticipates investing Money Market ProFund’s assets in the same types of high-quality, short-term, dollar-denominated money market securities in which the Portfolio may invest. In addition, it is anticipated that Money Market ProFund generally would be subject to the same types of risks to which it currently is subject as a feeder fund investing its assets in the Portfolio. It is not anticipated that Money Market ProFund’s total operating expenses would exceed its current operating expenses as a feeder fund investing in the Portfolio.

INVESTMENT RESTRICTIONS

Each ProFund and the Portfolio have adopted certain investment restrictions as fundamental policies which cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund or the Portfolio. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund or the Portfolio (as applicable) are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund or Portfolio (All policies of a ProFund or Portfolio not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

A non-money market ProFund may not:

1.	Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities). This investment restriction is not applicable to the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, International ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short OTC ProFund, Short Small-Cap ProFund, Short International ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Japan ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund. Each of the foregoing ProFunds may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

2.	Make investments for the purpose of exercising control or management. This investment restriction is not applicable to the UltraSector ProFunds.

3.	Purchase or sell real estate, except that, to the extent permitted by applicable law, the ProFund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, including, for the UltraSector ProFunds, REITs.

4.	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

5.	Issue senior securities to the extent such issuance would violate applicable law.

6.	Borrow money, except that the ProFund (i) may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. The ProFund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the ProFund’s investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

7.	Underwrite securities of other issuers, except insofar as the ProFund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

8.	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund may do so in accordance with applicable law and the ProFund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

For purposes of the ProFunds’ (other than the UltraSector ProFunds, the Inverse Sector ProFunds, Large-Cap Value ProFund, Large-Cap Growth ProFund, International ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, UltraInternational ProFund, UltraEmerging Markets ProFund, Short OTC ProFund, Short Small-Cap ProFund, Short International ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, UltraShort International ProFund, UltraShort Emerging Markets ProFund, UltraShort Japan ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund) policy not to concentrate their assets in issuers in any particular industry, ProFunds use the industry sub-group classifications provided by Bloomberg, L.P. Each UltraSector ProFund, Inverse Sector ProFund, Large-Cap Value ProFund, Large-Cap Growth ProFund, U.S. Government Plus ProFund, UltraDow 30 ProFund, Short OTC ProFund, Short Small-Cap ProFund, UltraShort Mid-Cap ProFund, UltraShort Small-Cap ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund, Rising U.S. Dollar ProFund and Falling U.S. Dollar ProFund may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the ProFunds’ Prospectus and Statement of Additional Information.

The following fundamental investment restrictions and non-fundamental investment operating policies have been adopted by the Trust, with respect to Money Market ProFund, and by the Portfolio. Unless an investment instrument or technique is described in the Prospectus or elsewhere herein, Money Market ProFund and the Portfolio may not invest in that investment instrument or engage in that investment technique.

The investment restrictions below have been adopted by the Trust with respect to Money Market ProFund and by the Portfolio as fundamental policies (as defined above). Whenever Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of the Money Market ProFund’s shareholders and will cast its votes as instructed by the shareholders. Money Market ProFund’s shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Money Market ProFund shareholders who do, in fact, vote.

Under investment policies adopted by Money Market ProFund, and by the Portfolio, each of Money Market ProFund and Portfolio may not:

1.	Borrow money, except for temporary or emergency (not leveraging) purposes in an amount not exceeding 5% of the market value of the ProFund’s or the Portfolio’s total assets (including the amount borrowed), as the case may be, calculated in each case at market value.

2.	Pledge, hypothecate, mortgage or otherwise encumber more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, and only to secure borrowings for temporary or emergency purposes.

3.	Invest more than 5% of the total assets of the ProFund or the Portfolio, as the case may be, in any one issuer (other than U.S. government obligations) or purchase more than 10% of any class of securities of any one issuer; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

4.	Invest more than 25% of the total assets of the ProFund or the Portfolio, as the case may be, in the securities of issuers in any single industry; provided that: (i) this limitation shall not apply to the purchase of U.S. government obligations; (ii) under normal market conditions more than 25% of the total assets of the Money Market ProFund and the Portfolio will be invested in obligations of U.S. and foreign banks, however, nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

5.	Make short sales of securities, maintain a short position or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

6.	Underwrite the securities issued by others (except to the extent the ProFund or Portfolio may be deemed to be an underwriter under the federal securities laws in connection with the disposition of its portfolio securities) or knowingly purchase restricted securities (to the extent these securities are illiquid, they will be subject to the ProFund’s or Portfolio’s 10% limitation in illiquid securities), provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

7.	Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil, gas or mineral interests, but this shall not prevent the ProFund or the Portfolio from investing in obligations secured by real estate or interests therein.

8.	Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and, with respect to the ProFund and the Portfolio, the lending of portfolio securities.

9.

Invest more than an aggregate of 10% of the net assets of the ProFund or the Portfolio, respectively, (taken, in each case, at current value) in (i) securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or (ii) other “illiquid” securities (including time deposits and repurchase agreements maturing in more than seven calendar days); provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the

ProFund’s assets in an open-end management investment company with substantially the same investment objective as the ProFund.

10.	Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control or management; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFund’s assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

11.	Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a ProFunds’ assets in an open-end management investment company with substantially the same investment objectives as the ProFund.

12.	Issue any senior securities, except insofar as it may be deemed to have issued a senior security by reason of (i) entering into a reverse repurchase agreement or (ii) borrowing in accordance with terms described in the Prospectus and this SAI.

13.	Purchase or retain the securities of any issuer if any of the officers or trustees of the ProFund or the Portfolio or DeAM, Inc. owns individually more than 1/2 of 1% of the securities of such issuer and together such officers and directors own more than 5% of the securities of such issuer.

14.	Invest in warrants, except that the ProFund or the Portfolio may invest in warrants if, as a result, the investments (valued in each case at the lower of cost or market) would not exceed 5% of the value of the net assets of the ProFund or the Portfolio, as the case may be, of which not more than 2% of the net assets of the ProFund or the Portfolio, as the case may be, may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the ProFund or the Portfolio as part of a unit or attached to securities at the time of acquisition are not subject to this limitation.

ADDITIONAL RESTRICTIONS. In order to comply with certain statutes and policies, the Portfolio (or, as applicable, the Trust, on behalf of the Money Market ProFund) will not as a matter of operating policy (except that no operating policy shall prevent the ProFund from investing all of its assets in an open-end investment company with substantially the same investment objective):

1.	borrow money (including through dollar roll transactions) for any purpose in excess of 10% of the Portfolio’s (ProFund’s) total assets (taken at market), except that the Portfolio (ProFund) may borrow for temporary or emergency purposes up to 1/3 of its net assets;

2.	pledge, mortgage or hypothecate for any purpose in excess of 5% of the Portfolio’s (ProFund’s) total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction;

3.	purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

4.	sell any security that it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

5.	invest for the purpose of exercising control or management;

6.	make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio’s (ProFund’s) net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time. The Portfolio (ProFund) has no current intention to engage in short selling.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction 1. above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in market value of an investment, in net or total assets, or in the change of securities rating of the investment, of any other later change.

The Money Market ProFund will comply with the state securities laws and regulations of all states in which they are registered. The Portfolio will comply with the permitted investments and investment limitations in the securities laws and regulations of all states in which the Money Market ProFund, or any other registered investment company investing in the Portfolio, is registered.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To the extent that portfolio securities of a ProFund are traded in other markets on days when the ProFund’s principal trading market(s) is closed, the value of a ProFund’s shares may be affected on days when investors do not have access to the ProFund to purchase or redeem shares. This may also be the case for each ProFund (other than U.S. Government Plus ProFund, Rising Rates Opportunity ProFund, Rising Rates Opportunity 10 ProFund and Money Market ProFund) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The net asset value per share of each class of shares of a ProFund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of a ProFund is calculated by dividing the market value of the ProFund’s assets attributed to a specific class (in the case of Money Market ProFund, the value of its investment in the Portfolio), less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When a ProFund experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund. Money Market ProFund’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDAQ Official Closing Price for The National Association of Securities Dealers (“NASD”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the net asset value of a ProFund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the net asset value of ProFunds that hold these securities) may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the net asset value of the ProFunds, may not take place contemporaneously with the determination of the prices of foreign securities used in net asset value calculations.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a ProFund is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund will be valued at the last bid quote (if purchased by a ProFund) or the last asked quote (if sold by a ProFund) prior to the time at which a ProFund calculates net asset value. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deemed unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

The Portfolio will use the amortized cost method in valuing its portfolio securities. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in the Money Market ProFund’s net asset value. The Board of Trustees of the Portfolio has indicated that it will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly in good faith.

Because the valuation of the Portfolio’s securities is based on their amortized cost, it does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The Portfolio’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 adopted by the Commission. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees of the Portfolio also has established procedures to allow investors in the Portfolio, such as the Money Market ProFund, to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio’s holdings by the Portfolio’s Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of the Portfolio’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio’s Board of Trustees. In the event the Portfolio’s Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio’s Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio’s assets by using available market quotations.

Each investor in the Portfolio, including the Money Market ProFund, may add to or reduce his or her investment in the Portfolio on each day the Portfolio determines its Net Asset Value. At the close of each such business day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the Net Asset Value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate Net Asset Value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as of the close of the following business day.

PORTFOLIO TRANSACTIONS AND BROKERAGE

NON-MONEY MARKET PROFUNDS

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds and the other client accounts.

The policy of each ProFund regarding purchases and sales of securities for a ProFund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each ProFund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement a ProFund’s policies, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding – whether written or oral – under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFund’s shares. Therefore, in selecting brokers to effect transactions in ProFunds’ portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts. In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFund, because the ProFunds have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect transactions in fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the ProFunds, the Advisor and ProFund Distributors, Inc. (the “Distributor”) from entering into any agreement or other understanding under which the ProFunds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the fund shares.

The Trust is required to identify securities of its “regular brokers or dealers” held by a ProFund at the end of its most recently completed fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. During the fiscal year ended December 31, 2005, the following ProFunds held securities of regular brokers or dealers to the Trust:

ProFund	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund during the fiscal year ended December 31, 2005	Name of Broker or Dealer
Bull ProFund	2,273,630	Citigroup, Inc.
	1,272,064	J.P. Morgan Chase & Co.
	564,562	Morgan Stanley
Large-Cap Value ProFund	1,655,794	Citigroup, Inc.
	938,191	J.P. Morgan Chase & Co.
	142,910	Lehman Brothers Holdings, Inc.
	422,906	Merrill Lynch & Co., Inc.
	417,550	Morgan Stanley
	114,250	Prudential Financial, Inc.
	396,711	The Goldman Sachs Group, Inc.
Large-Cap Growth ProFund	58,061	Lehman Brothers Holdings, Inc.
	77,362	Prudential Financial, Inc.
UltraBull ProFund	3,092,138	Citigroup, Inc.
	1,730,008	J.P. Morgan Chase & Co.
	767,806	Morgan Stanley
UltraDow 30 ProFund	1,017,723	Citigroup, Inc.
	832,339	J.P. Morgan Chase & Co.
Banks UltraSector ProFund	1,068,437	Citigroup, Inc.
	590,508	J.P. Morgan Chase & Co.
Financials UltraSector ProFund	182,075	Bear Stearns Cos., Inc
	3,805,042	Citigroup, Inc.
	2,095,473	J.P. Morgan Chase & Co.
	853,940	Merrill Lynch & Co., Inc.
	849,511	Morgan Stanley
	576,736	Prudential Financial, Inc.
	754,766	The Goldman Sachs Group, Inc.

MONEY MARKET PROFUND AND THE PORTFOLIO

DeAM, Inc. is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of DeAM, Inc. in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. DeAM, Inc. seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. DeAM, Inc. routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by DeAM, Inc. with the principal market makers for these securities unless DeAM, Inc. reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, DeAM, Inc. does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

DeAM, Inc. is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. DeAM, Inc., however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, DeAM, Inc. may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with DeAM, Inc.’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DeAM, Inc. may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, DeAM, Inc. may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by DeAM, Inc. to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to DeAM, Inc. in providing services to clients other than the fund making the trade, and not all such information is used by DeAM, Inc. in connection with such fund. Conversely, such information provided to DeAM, Inc. by broker-dealers through which other clients of DeAM, Inc. effect securities transactions may be useful to DeAM, Inc. in providing services to the fund.

DeAM, Inc. will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by DeAM, Inc. are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, DeAM, Inc. may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of DeAM, Inc., and in accordance with procedures approved by the Portfolio’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

During the last three fiscal years, the Portfolio did not pay any brokerage commissions.

Brokerage Commissions

For the fiscal years ended December 31, 2003 2004, and 2005 each non-money market ProFund paid brokerage commissions in the following amounts:

	BROKERAGE COMMISSIONS FYE 12/31
	2003	2004	2005
Bull ProFund	$201,425	$225,127	$130,243
Mid-Cap ProFund	70,209	82,356	153,802
Small-Cap ProFund	135,138	123,527	170,978
OTC ProFund	30,226	33,629	9,856
Large-Cap Value ProFund	289,163	302,580	209,958
Large-Cap Growth ProFund	86,949	108,705	142,543
Mid-Cap Value ProFund	279,863	483,357	407,815
Mid-Cap Growth ProFund	121,719	122,761	158,348
Small-Cap Value ProFund	409,173	592,057	331,107
Small-Cap Growth ProFund	216,110	229,401	178,467
Europe 30 ProFund	102,819	98,607	81,583
UltraBull ProFund	258,926	243,533	498,297
UltraMid-Cap ProFund	90,804	129,434	222,656
UltraSmall-Cap ProFund	197,809	428,254	505,581
UltraDow 30 ProFund	144,693	235,615	123,525
UltraOTC ProFund	130,502	204,105	116,539
UltraJapan ProFund	222,422	259,573	382,311
Bear ProFund	43,160	19,170	13,599
Short Small-Cap ProFund	42,774	84,313	18,903
Short OTC ProFund	25,633	47,443	29,831
UltraBear ProFund	191,675	91,415	93,290
UltraShort Mid-Cap ProFund	N/A	16,214	16,598
UltraShort Small-Cap ProFund	N/A	77,926	78,760
UltraShort Dow 30 ProFund	N/A	11,848	59,095
UltraShort OTC ProFund	114,646	131,070	130,258
Banks UltraSector ProFund	8,528	24,513	21,120
Basic Materials UltraSector ProFund	54,263	47,781	60,956
Biotechnology UltraSector ProFund	22,663	8,078	13,505
Consumer Goods UltraSector ProFund	N/A	23,329	15,663
Consumer Services UltraSector ProFund	N/A	13,608	10,221
Financials UltraSector ProFund	46,303	31,441	31,696
Health Care UltraSector ProFund	15,343	32,077	44,997
Industrials UltraSector ProFund	N/A	61,564	6,346
Internet UltraSector ProFund	31,552	16,504	14,671
Mobile Telecommunications UltraSector ProFund	142,190	103,859	52,083
Oil & Gas UltraSector ProFund	68,706	100,713	164,778
Pharmaceuticals UltraSector ProFund	62,373	26,782	44,009
Precious Metals UltraSector ProFund	-0-	-0-	-0-
Real Estate UltraSector ProFund	171,393	293,837	181,791
Semiconductor UltraSector ProFund	56,860	34,099	45,974
Technology UltraSector ProFund	31,231	27,501	21,003
Telecommunications UltraSector ProFund	44,211	49,318	23,991
Utilities UltraSector ProFund	101,434	91,388	134,450
Short Oil & Gas ProFund	N/A	N/A	-0-
Short Real Estate ProFund	N/A	N/A	-0-
U.S. Government Plus ProFund	70	2,142	5,332
Rising Rates Opportunity 10 ProFund	N/A	N/A	1,385
Rising Rates Opportunity ProFund	-0-	21,780	36,157
Rising U.S. Dollar ProFund	N/A	N/A	-0-
Falling U.S. Dollar ProFund	N/A	N/A	-0-

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2005.

The nature of the ProFunds may cause the ProFunds to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFund’s investors.

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004)	ProFunds (137) Access One Trust (8)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present); Delancey Investment Group, Inc. (Real Estate Development): Vice President (May 1996 to December 2000)	ProFunds (137) Access One Trust (8)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present)	ProFunds (137) Access One Trust (8)	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Executive Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present April 1997 to February 2003	President of the Advisor (May 1997 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Calvert Group, Ltd.: Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Assistant Secretary	Indefinite; April 2006 to present	Assistant Vice President, ProFund Advisors LLC, December 2002 to present; Not employed, November 2002; Vice President, FBR National Bank & Trust May 2000 through October 2002; Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc., October 1995 through October 2002.

Karl W. Saur 100 Summer Street Suite 1500 Boston, MA 02110 Birth Date: 2/61	Assistant Secretary	Indefinite; April 2006 to present	BISYS Fund Services Senior Counsel (May 2005 to present); Vice President and Compliance Manager, Communications, of Putnam Retail Management (July 1997 to March 2004).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	BISYS Fund Services: Vice President of Financial Services (April 2002 to present); KPMG LLP: Senior Manager (August 1993 to March 2002).

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/67	Vice President	Indefinite; August 1999 to present	BISYS Fund Services: Director of Client Services (February 1997 to present).

Audit Committee

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. The Audit Committee held three (3) meetings during the fiscal year ended December 31, 2005.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None
Interested Trustee
Michael L. Sapir	None	$10,001-$50,000

As of April 1, 2006, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds (not including registered investment companies) as of December 31, 2005.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds;

•	the Advisor or the principal underwriter of the ProFunds,

•	an officer of the Advisor or the principal underwriter of the ProFunds;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds.

Trustee Compensation

For the fiscal year ended December 31, 2005, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$33,641.20	$0	$0	$44,000
Michael C. Wachs, Trustee	$33,641.20	$0	$0	$44,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

*	The Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee, pays each Independent Trustee compensation for his services as Trustee at the annual rate of $35,000. Trustees also receive $1,500 for attending special meetings and $500 per telephonic meeting. Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

**	The Trust does not accrue pension or retirement benefits as part of ProFund expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

MANAGEMENT OF THE CASH MANAGEMENT PORTFOLIO

TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Funds are managed by the Board of Trustees. The Board approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds’ agreements with its investment advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Funds’ affairs and for exercising the Funds powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Funds’ Boards as of May 1, 2006. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Funds. Information for the Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustee is considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds’

advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust’s operations is One South Street, Baltimore, Maryland 21202.

The following individuals hold the same position with the Funds and the Trust.

Independent Trustees

Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Martin J. Gruber 7/15/37 Trustee, 1999-present	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds, (February 2004-March 2005) and Director, S.G. Cowen Mutual Funds (January 1985- January 2001)	51

Richard J. Herring 2/18/46 Trustee, 1990-present	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)	51

Graham E. Jones 1/31/33 Trustee, 2002-present	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisers, Inc. (1998-2005); Trustee, Morgan Stanley Asset Management, various funds (1985-2001); Trustee, Weiss, Peck and Greer, various funds (1985-2005)	51

Rebecca W. Rimel 4/10/51 Trustee, 2002-present	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 -2004); Board Member, Investor Education (charitable organization) (2004-2005)	51

Philip Saunders, Jr. 10/11/35 Trustee, 1986-present	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	51

William N. Searcy, Jr. 9/03/46 Lead Trustee, 2002-present	Private investor since October 2003; Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003)	51

Interested Trustee

William N. Shiebler(2) 2/06/42 Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM, Inc.”) and a member of the DeAM, Inc. Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120

Officers

Name, Date of Birth, Position with the Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Michael Colon(5) (12/9/69) President, 2006-present	Managing Director(4) and Chief Operating Officer, Deutsche Asset Management (since 1999); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)

Paul H. Schubert(5) 1/11/63 Chief Financial Officer, since 2004 Treasurer, 2005-present	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette(5) 8/23/62 Secretary, 2003-present	Director(3), Deutsche Asset Management

Patricia DeFilippis(4) 6/21/63 Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger(4) 9/15/62 Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(5) 4/01/62 Assistant Secretary, 2002-present	Managing Director(3), Deutsche Asset Management

Scott M. McHugh(5) 9/13/71 Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management

Name, Date of Birth, Position with the Funds Fund and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Kathleen Sullivan D’Eramo(5) 1/25/57 Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management

John Robbins(4) 4/8/66 Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo(4) 8/02/62 Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

A. Thomas Smith(4) 12/14/56 Chief Legal Officer, 2005-present	Managing Director(3), Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

(1)	Length of time served represents the date that each Trustee or officer first began serving in that position with DWS Advisor Funds of which these funds are each a series.

(2)	Mr. Shiebler is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler’s business address is 345 Park Avenue, New York, New York 10154.

(3)	Executive title, not a board directorship.

(4)	Address: 345 Park Avenue, New York, New York 10154.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met 10 times during the calendar year ended December 31, 2005 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board currently has the following committees:

Audit Committee. The Audit Committee, formerly known as the Audit and Compliance Committee, selects the independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit Committee approves all significant services proposed to be performed by the independent registered public accounting firm and considers the possible effect of such services on their independence. The members of the Audit Committee are Messrs. Saunders (Chair), Jones, Herring and Searcy. The Audit Committee met seven times during the calendar year ended December 31, 2005.

Nominating/Corporate Governance Committee. The primary responsibilities of the Nominating/ Corporate Governance Committee are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating/Corporate Governance Committee also evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds. The members of the Nominating/Corporate Governance Committee are Mr. Jones and Ms. Rimel. The Nominating/Corporate Governance Committee, which meets as often as deemed appropriate by the Committee, met five times during the calendar year ended December 31, 2005.

Valuation Committee. The Valuation Committee oversees the valuation of the Fund’s securities and other assets in accordance with the Fund’s Valuation Procedures. Messrs. Herring, Gruber and Saunders (Chair) are members of the Committee. All other Trustees serve as alternates (Independent and Interested). Two Valuation Committee members, 50% or more which are independent Trustees. The Valuation Committee met six times during the calendar year ended December 31, 2005.

Additional Committees. The Board of Trustees has established a Fixed Income Oversight Committee and an Equity Oversight Committee. The members of the Fixed Income Oversight Committee are Messrs. Jones and Searcy (Chair). The members of the Equity Oversight Committee are Messrs. Gruber (Chair), Herring, Saunders and Rimel. The Fixed Income Oversight and Equity Oversight Committees periodically review the investment performance of the Fund. The Fixed Income Oversight Committee met six times and the Equity Oversight Committee met six times during the calendar year ended December 31, 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the committee are Messrs. Gruber, Herring (Chair), Shiebler and Ms. Rimel. The Marketing/Shareholder Service Committee met six times during the calendar year ended December 31, 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Mr. Searcy and Ms. Rimel. The Legal/Regulatory/Compliance Committee met six times during the calendar year ended December 31, 2005.

Expense/Operations Committee: The Expense/Operations Committee (previously known as the Operations Committee) (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Messrs. Jones (Chair), Saunders and Searcy. The Expense/Operations Committee met six times during the calendar year ended December 31, 2005.

Remuneration. Officers of the Fund receive no direct remuneration from the Fund. Officers and Trustees of the Fund who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Fund receives compensation from the Fund for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Fund and aggregate compensation from the Fund Complex during the calendar year 2005.

Name of Trustee	Compensation from Cash Management Fund Investment	Compensation from Cash Management Fund Institutional	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund and the Fund Complex(1),(3)
Martin J. Gruber	$567	$567	$0	$135,000
Richard J. Herring(2)	$567	$567	$0	$136,000
Graham E. Jones	$567	$567	$0	$144,000
Rebecca W. Rimel(2)	$567	$567	$0	$146,280
Philip Saunders, Jr.	$567	$567	$0	$145,000
William N. Searcy, Jr.	$567	$567	$0	$150,500

Name of Trustee	Compensation from Treasury Money Fund Investment	Compensation from Treasury Money Fund Institutional	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund and the Fund Complex(1),(3)
Martin J. Gruber	$567	$567	$0	$135,000
Richard J. Herring(2)	$567	$567	$0	$136,000
Graham E. Jones	$567	$567	$0	$144,000
Rebecca W. Rimel(2)	$567	$567	$0	$146,280
Philip Saunders, Jr. (2) (2)	$567	$567	$0	$145,000
William N. Searcy , Jr.	$567	$567	$0	$150,500

(1)	During calendar year 2005, the total number of funds overseen by each Trustee was 55 funds.

(2)	Of the amounts payable to Ms. Rimel and Mr. Herring $45,630 and $28,724, respectively, was deferred pursuant to a deferred compensation plan.

(3)	Aggregate compensation reflects amounts paid to the Trustees for special meetings of ad hoc committees of the New York Board in connection with the possible consolidation of the various DWS Fund Boards and with respect to legal and regulatory matters. Such amounts totaled $3,000 for Mr. Gruber, $3,000 for Mr. Herring, $11,000 for Mr. Jones, $12,280 for Ms. Rimel, $3,500 for Mr. Saunders and $17,500 for Mr. Searcy. These meeting fees were borne by the funds.

Certain funds in the Fund Complex, including this Fund, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust’s Administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Trustee Ownership in the Fund(1)

Trustee	Dollar Range of Beneficial Ownership in Cash Management Fund Investment	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
William N. Shiebler	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in Treasury Money Fund Investment	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
William N. Shiebler	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in Cash Management Fund Institutional	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	$1–$10,000	Over $100,000
William N. Shiebler	None	Over $100,000

Trustee	Dollar Range of Beneficial Ownership in Treasury Money Fund — Institutional Class	Aggregate Dollar Range of Ownership as of 12/31/05 in all Funds Overseen by Trustee in the Fund Complex(2)
Independent Trustees:
Martin J. Gruber	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy, Jr.	None	Over $100,000
William N. Shiebler	None	Over $100,000

(1)	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Fund’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

(2)	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Fund participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Fund is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Herring, Saunders and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the DWS Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund, and the Advisor dated October 28, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each non-money market ProFund, except the OTC ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets (Europe 30 ProFund, formerly UltraEurope ProFund, paid the Advisor a fee at an annualized rate of 0.90% of its average daily net assets prior to September 4, 2001). OTC ProFund, UltraJapan ProFund, UltraShort Japan ProFund and U.S. Government Plus ProFund pay the Advisor a fee at an annualized rate of 0.70%, 0.90%, 0.90% and 0.50% respectively, of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds, in accordance with the investment objectives, policies, and limitations of the ProFund, subject to the general supervision and control of Trustees and the officers of ProFunds. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., who may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment adviser to each series of Access One Trust.

Shareholders of Money Market ProFund, on April 25, 2001, approved an investment advisory agreement between the Trust, on behalf of Money Market ProFund, and ProFund Advisors under which ProFund Advisors serves as investment advisor of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement until the master-feeder relationship with the Portfolio is terminated and ProFund Advisers directly invests the assets of Money Market ProFund. The “Earned” columns in the table below include amounts due for investment advisory services provided during the specified fiscal year pursuant to all applicable expense limitation agreements with the ProFunds.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds:

	2003		2004		2005
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$722,866	-0-	$826,449	-0-	$722,580	-0-
Mid-Cap ProFund	364,523	-0-	721,203	-0-	689,868	-0-
Small-Cap ProFund	956,961	-0-	969,399	-0-	726,370	-0-
OTC ProFund	747,046	-0-	600,722	-0-	397,549	-0-
Large-Cap Value ProFund	133,172	17,795	314,134	-0-	262,238	-0-
Large-Cap Growth ProFund	230,875	-0-	96,870	-0-	157,557	-0-
Mid-Cap Value ProFund	263,334	-0-	529,383	-0-	686,002	-0-
Mid-Cap Growth ProFund	68,480	13,253	103,437	-0-	274,500	-0-
Small-Cap Value ProFund	370,574	-0-	867,577	-0-	292,956	-0-
Small-Cap Growth ProFund	257,352	-0-	428,964	-0-	357,870	-0-
Europe 30 ProFund	79,920	-0-	216,170	-0-	163,528	-0-
UltraBull ProFund	714,047	-0-	1,142,090	-0-	1,229,004	-0-
UltraMid-Cap ProFund	197,846	-0-	600,442	-0-	867,598	-0-
UltraSmall-Cap ProFund	622,930	-0-	1,424,477	-0-	1,319,583	-0-
UltraDow 30 ProFund	93,534	-0-	276,820	-0-	223,855	-0-
UltraOTC ProFund	2,316,567	-0-	3,396,886	-0-	3,070,839	-0-
UltraJapan ProFund	229,388	-0-	509,107	-0-	946,745	-0-
Bear ProFund	416,787	-0-	309,146	-0-	286,883	-0-
Short Small-Cap ProFund	375,613	-0-	406,572	-0-	262,624	-0-
Short OTC ProFund	161,524	-0-	246,139	-0-	193,660	-0-
UltraBear ProFund	1,078,002	-0-	892,765	-0-	895,447	-0-
UltraShort Mid-Cap ProFund	N/A	N/A	52,996	-0-	73,232	4,966
UltraShort Small-Cap ProFund	N/A	N/A	397,959	-0-	965,096	-0-
UltraShort Dow 30 ProFund	N/A	N/A	12,896	4,406	99,750	-0-
UltraShort OTC ProFund	1,043,499	-0-	1,352,135	-0-	1,467,893	-0-
Banks UltraSector ProFund	10,232	10,232	67,137	-0-	30,895	24,650
Basic Materials UltraSector ProFund	36,288	11,795	93,556	-0-	122,601	-0-
Biotechnology UltraSector ProFund	90,247	-0-	116,350	-0-	250,757	-0-
Consumer Goods UltraSector ProFund	N/A	N/A	32,391	19,025	30,737	30,737
Consumer Services UltraSector ProFund	N/A	N/A	7,183	7,183	7,845	7,845
Financials UltraSector ProFund	40,806	14,455	78,427	-0-	107,304	12,367
Health Care UltraSector ProFund	17,578	17,578	62,113	1,603	166,584	-0-
Industrials UltraSector ProFund	N/A	N/A	68,058	-0-	10,190	10,190
Internet UltraSector ProFund	193,563	-0-	375,446	-0-	324,465	-0-
Mobile Telecommunications UltraSector ProFund	44,033	9,941	279,859	-0-	278,042	-0-
Oil & Gas UltraSector ProFund	51,633	7,996	323,664	-0-	1,064,799	-0-
Pharmaceuticals UltraSector ProFund	34,814	9,769		-0-	103,060	-0-
Precious Metals UltraSector ProFund	256,498	-0-	403,648	-0-	677,614	-0-
Real Estate UltraSector ProFund	102,405	-0-	341,546	-0-	204,823	-0-
Semiconductor UltraSector ProFund	170,863	-0-	277,327	-0-	267,369	-0-
Technology UltraSector ProFund	48,596	13,191	71,326	-0-	96,516	8,772
Telecommunications UltraSector ProFund	14,845	14,845	49,299	-0-	21,915	21,915
Utilities UltraSector ProFund	56,756	14,023	116,555	-0-	350,787	-0-
Short Oil & Gas ProFund	N/A	N/A	N/A	N/A	25,145	-0-
Short Real Estate ProFund	N/A	N/A	N/A	N/A	87,430	-0-
U.S. Government Plus ProFund	63,576	-0-	158,053	-0-	217,710	-0-
Rising Rates Opportunity 10 ProFund	N/A	N/A	N/A	N/A	120,580	-0-
Rising Rates Opportunity ProFund	961,443	-0-	4,274,023	-0-	4,327,351	-0-
Rising U.S. Dollar ProFund	N/A	N/A	N/A	N/A	359,947	28,883
Falling U.S. Dollar ProFund	N/A	N/A	N/A	N/A	89,091	25,309

Any ProFund, other than the Money Market ProFund, not appearing in the chart above had not commenced operations as of December 31, 2005.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses through December 31, 2006 in order to limit the annual operating expenses as follows:

	Investor Class	Service Class
Bull ProFund	1.95%	2.95%
Mid-Cap ProFund	1.95%	2.95%
Small-Cap ProFund	1.95%	2.95%
OTC ProFund	1.95%	2.95%
Large-Cap Value ProFund	1.95%	2.95%
Large-Cap Growth ProFund	1.95%	2.95%
Mid-Cap Value ProFund	1.95%	2.95%
Mid-Cap Growth ProFund	1.95%	2.95%
Small-Cap Value ProFund	1.95%	2.95%
Small-Cap Growth ProFund	1.95%	2.95%
Europe 30 ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.95%	2.95%
UltraSmall-Cap ProFund	1.95%	2.95%
UltraDow 30 ProFund	1.95%	2.95%
UltraOTC ProFund	1.95%	2.95%
UltraJapan ProFund	1.95%	2.95%
Bear ProFund	1.95%	2.95%
Short Small-Cap ProFund	1.95%	2.95%
Short OTC ProFund	1.95%	2.95%
UltraBear ProFund	1.95%	2.95%
UltraShort Dow 30 ProFund	1.58%	2.58%
UltraShort Mid-Cap ProFund	1.95%	2.95%
UltraShort Small-Cap ProFund	1.95%	2.95%
UltraShort OTC ProFund	1.95%	2.95%
Banks UltraSector ProFund	1.58%	2.58%
Basic Materials UltraSector ProFund	1.58%	2.58%
Biotechnology UltraSector ProFund	1.58%	2.58%
Consumer Goods UltraSector ProFund	1.58%	2.58%
Consumer Services UltraSector ProFund	1.58%	2.58%
Financials UltraSector ProFund	1.58%	2.58%
Health Care UltraSector ProFund	1.58%	2.58%
Industrials UltraSector ProFund	1.58%	2.58%
Internet UltraSector ProFund	1.95%	2.95%
Mobile Telecommunications UltraSector ProFund	1.95%	2.95%
Oil & Gas UltraSector ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.58%	2.58%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.58%	2.58%
Semiconductor UltraSector ProFund	1.95%	2.95%
Technology UltraSector ProFund	1.58%	2.58%
Telecommunications UltraSector ProFund	1.58%	2.58%
Utilities UltraSector ProFund	1.95%	2.95%
Short Oil & Gas ProFund	1.95%	2.95%
Short Precious Metals ProFund	1.95%	2.95%
Short Real Estate ProFund	1.95%	2.95%
Short Utilities ProFund	1.95%	2.95%
U.S. Government Plus ProFund	1.70%	2.70%
Rising Rates Opportunity ProFund	1.95%	2.95%
Rising U.S. Dollar ProFund	1.95%	2.95%
Falling U.S. Dollar ProFund	1.95%	2.95%
Rising Rates Opportunity 10 ProFund	1.58%	2.58%

After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds:

	2003 Recouped	2004 Recouped	2005 Recouped
Bull ProFund	-0-	-0-	-0-
Mid-Cap ProFund	-0-	45,102	-0-
Small-Cap ProFund	6,034	-0-	-0-
OTC ProFund	-0-	-0-	-0-
Large-Cap Value ProFund	-0-	21,354	-0-
Large-Cap Growth ProFund	-0-	-0-	-0-
Mid-Cap Value ProFund	11,350	-0-	-0-
Mid-Cap Growth ProFund	-0-	3,984	38,450
Small-Cap Value ProFund	11,472	-0-	-0-
Small-Cap Growth ProFund	11,812	41,424	-0-
Europe 30 ProFund	-0-	32,154	-0-
UltraBull ProFund	-0-	-0-	-0-
UltraMid-Cap ProFund	20,561	44,468	45,766
UltraSmall-Cap ProFund	143,732	-0-	-0-
UltraDow 30 ProFund	-0-	-0-	-0-
UltraOTC ProFund	-0-	-0-	-0-
UltraJapan ProFund	31,072	40,158	16,276
Bear ProFund	-0-	-0-	-0-
Short Small-Cap ProFund	-0-	-0-	-0-
Short OTC ProFund	-0-	-0-	-0-
UltraBear ProFund	-0-	-0-	-0-
UltraShort Mid-Cap ProFund	N/A	-0-	-0-
UltraShort Small-Cap ProFund	N/A	-0-	-0-
UltraShort Dow 30 ProFund	N/A	-0-	-0-
UltraShort OTC ProFund	-0-	-0-	-0-
Banks UltraSector ProFund	-0-	12,459	-0-
Basic Materials UltraSector ProFund	-0-	15,347	-0-
Biotechnology UltraSector ProFund	-0-	39,489	24,930
Consumer Goods UltraSector ProFund	N/A	-0-	-0-
Consumer Services UltraSector ProFund	N/A	-0-	-0-
Financials UltraSector ProFund	-0-	21,708	-0-
Health Care UltraSector ProFund	-0-	-0-	1,820
Industrials UltraSector ProFund	N/A	-0-	-0-
Internet UltraSector ProFund	-0-	62,836	-0-
Mobile Telecommunications UltraSector ProFund	-0-	65,351	-0-
Oil & Gas UltraSector ProFund	-0-	64,545	24,263
Pharmaceuticals UltraSector ProFund	-0-	16,258	9,858
Precious Metals UltraSector ProFund	-0-	-0-	21,246
Real Estate UltraSector ProFund	4,473	28,779	-0-
Semiconductor UltraSector ProFund	12,162	60,048	21,048
Technology UltraSector ProFund	-0-	12,904	-0-
Telecommunications UltraSector ProFund	-0-	4,106	-0-
Utilities UltraSector ProFund	-0-	45,438	13,647
Short Oil & Gas ProFund	N/A	N/A	-0-
Short Real Estate ProFund	N/A	N/A	-0-
U.S. Government Plus ProFund	-0-	-0-	-0-
Rising Rates Opportunity 10 ProFund	N/A	N/A	-0-
Rising Rates Opportunity ProFund	-0-	-0-	-0-
Rising U.S. Dollar ProFund	N/A	N/A	-0-
Falling U.S. Dollar ProFund	N/A	N/A	-0-
Money Market Fund	-0-	-0-	-0-

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds and feeder fund management and administrative services to Money Market ProFund. These services include monitoring the performance of the underlying investment company in which Money Market ProFund invests, coordinating Money Market ProFund’s relationship with that investment company, and communicating with the Trust’s Board of Trustees and shareholders regarding such entity’s performance and Money Market ProFund’s two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the ProFunds pay to ProFunds Advisors LLC a fee at the annual rate of 0.15% of its average daily net assets for all non-money market ProFunds and 0.35% of its average daily net assets for Money Market ProFund.

If the Trust’s Board of Trustees terminates Money Market ProFund’s master-feeder relationship with the Portfolio, the fee charged by ProFund Advisors for client support and administrative services under the Management Services Agreement shall be reduced from 0.35% to 0.15% of the average daily net assets of Money Market ProFund.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds:

MANAGEMENT SERVICES FEES

FYE 12/31

	2003		2004		2005
	Earned	Waived	Earned	Waived	Earned	Waived
Bull ProFund	$144,574	-0-	165,291	-0-	144,517	-0-
Mid-Cap ProFund	72,905	-0-	144,242	-0-	137,974	-0-
Small-Cap ProFund	191,393	-0-	193,882	-0-	145,274	-0-
OTC ProFund	160,082	-0-	128,727	-0-	85,189	-0-
Large-Cap Value ProFund	26,634	3,559	62,827	-0-	52,448	-0-
Large-Cap Growth ProFund	46,175	-0-	19,374	-0-	31,512	-0-
Mid-Cap Value ProFund	52,667	-0-	105,878	-0-	137,201	-0-
Mid-Cap Growth ProFund	13,696	2,651	20,688	-0-	54,900	-0-
Small-Cap Value ProFund	74,115	-0-	173,517	-0-	58,592	-0-
Small-Cap Growth ProFund	51,471	-0-	85,794	-0-	71,574	-0-
Europe 30 ProFund	15,984	-0-	43,234	-0-	32,706	-0-
UltraBull ProFund	142,810	-0-	228,420	-0-	245,802	-0-
UltraMid-Cap ProFund	39,569	-0-	120,089	-0-	173,521	-0-
UltraSmall-Cap ProFund	124,587	-0-	284,898	-0-	263,918	-0-
UltraDow 30 ProFund	18,707	-0-	55,364	-0-	44,771	-0-
UltraOTC ProFund	463,316	-0-	679,384	-0-	614,171	-0-
UltraJapan ProFund	38,232	-0-	84,852	-0-	157,792	-0-
Bear ProFund	83,358	-0-	61,830	-0-	57,377	-0-
Short Small-Cap ProFund	75,123	-0-	81,315	-0-	52,525	-0-
Short OTC ProFund	32,305	-0-	49,228	-0-	38,732	-0-
UltraBear ProFund	215,601	-0-	178,555	-0-	179,090	-0-
UltraShort Mid-Cap ProFund	N/A	N/A	10,599	-0-	14,647	993
UltraShort Small-Cap ProFund	N/A	N/A	79,593	-0-	193,020	-0-
UltraShort Dow 30 ProFund	N/A	N/A	2,579	881	19,950	-0-
UltraShort OTC ProFund	208,701	-0-	270,430	-0-	293,580	-0-
Banks UltraSector ProFund	2,047	2,047	13,427	-0-	6,179	4,930
Basic Materials UltraSector ProFund	7,258	2,359	18,711	-0-	24,520	-0-
Biotechnology UltraSector ProFund	18,049	-0-	23,270	-0-	50,152	-0-
Consumer Goods UltraSector ProFund	N/A	N/A	6,478	3,805	6,147	6,147
Consumer Services UltraSector ProFund	N/A	N/A	1,437	1,437	1,569	1,569
Financials UltraSector ProFund	8,161	2,891	15,685	-0-	21,461	2,474
Health Care UltraSector ProFund	3,516	3,516	12,423	321	33,317	-0-
Industrials UltraSector ProFund	N/A	N/A	13,612	-0-	2,038	2,038
Internet UltraSector ProFund	38,713	-0-	75,090	-0-	64,893	-0-
Mobile Telecommunications UltraSector ProFund	8,807	1,988	55,972	-0-	55,609	-0-
Oil & Gas UltraSector ProFund	10,327	1,599	64,734	-0-	212,961	-0-
Pharmaceuticals UltraSector ProFund	6,963	1,954	16,540	-0-	20,612	-0-
Precious Metals UltraSector ProFund	51,300	-0-	80,730	-0-	135,523	-0-
Real Estate UltraSector ProFund	20,481	-0-	68,310	-0-	40,965	-0-
Semiconductor UltraSector ProFund	34,173	-0-	55,466	-0-	53,474	-0-
Technology UltraSector ProFund	9,719	2,638	14,265	-0-	19,303	1,754
Telecommunications UltraSector ProFund	2,969	2,969	9,860	-0-	4,383	4,383
Utilities UltraSector ProFund	11,351	2,805	23,311	-0-	70,158	-0-
Short Oil & Gas ProFund	N/A	N/A	N/A	N/A	5,029	-0-
Short Real Estate ProFund	N/A	N/A	N/A	N/A	17,486	-0-
U.S. Government Plus ProFund	19,073	-0-	47,417	-0-	65,313	-0-
Rising Rates Opportunity 10 ProFund	N/A	N/A	N/A	N/A	24,116	-0-
Rising Rates Opportunity ProFund	192,289	-0-	854,813	-0-	865,474	-0-
Rising U.S. Dollar ProFund	N/A	N/A	N/A	N/A	71,990	5,777
Falling U.S. Dollar ProFund	N/A	N/A	N/A	N/A	17,818	5,062
Money Market ProFund	1,871,238	-0-	2,285,438	-0-	2,298,170	-0-

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2005.

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts and, in one case, a pooled investment vehicle. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts, as of December 31, 2005 or as otherwise noted.

Name of Portfolio Manager	Number of Registered Investment Company Accounts (Total Assets)	Number of Other Pooled Investment Vehicles (Total Assets)	Number of Other Accounts (Total Assets)
Agustin Fleites	93 ($6,911,396,703)	1 ($26,100,000)	0
George Foster	93 ($6,911,396,703)	1 ($26,100,000)	0
Elisa Petit	35 ($3,654,982,474)	0	0
Michael Neches	49 ($2,236,996,328)	0	0
Howard Rubin	44 ($4,674,400,376)	0	0
Hratch Najarian	49 ($2,236,996,328)	0	0
Christian Saarbach	5 ($727,644,971)	0	0
Erik Benke	33 ($3,575,146,975)	0	0
Adam Croll	33 ($3,575,146,975)	0	0
Ryan Dofflemeyer	5 ($727,644,971)	0	0

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ProFunds family of investment companies as of December 31, 2005 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Agustin Fleites	$0	$0
George Foster	$0	$0
Hratch Najarian	$0	$0
Michael Neches	$0	$0
Elisa Petit	$0	$0
Howard Rubin	$0	$0
Christian Saarbach	$0	$0
Erik Benke	$0	$0
Adam Croll	$0	$0
Ryan Dofflemeyer	$0	$0

DEUTSCHE ASSET MANAGEMENT, INC.

Investment Advisory Contract Approval

DeAM, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is an indirect, wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The Investment Advisory Agreement provides that the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Agreement relates, provided that nothing therein shall be deemed to be protect or purport to protect DeAM, Inc. against any liability to the Portfolio or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the Investment Advisory Agreement.

For the fiscal years ended December 31, 2003, 2004 and 2005, DeAM, Inc. earned $ 18,100,274, $17,577,775 and $14,956,589 respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, DeAM, Inc. voluntarily reimbursed certain expenses of the Portfolio in the approximate amounts of $3,255,628, $3,227,471 and $2,700,770 respectively.

Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of DeAM, Inc., the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

DeAM, Inc., or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and among the leading dealers of various types of such obligations. DeAM, Inc. has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, DeAM, Inc. will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of DeAM, Inc., its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DeAM, Inc., its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DeAM, Inc. or any such affiliate.

DeAM, Inc. has delivered a letter of understanding to the Distributor where it has committed to provide the Distributor with additional resources to enhance the visibility and distribution of Money Market ProFund and the other ProFunds, given that the sale of shares of ProFunds is likely to increase the size of Money Market ProFund. Pursuant to this arrangement, an initial payment of $1,843,742.00 has been made by DeAM, Inc. to the Distributor and thereafter periodic payments will be made, calculated initially at an annual rate of 0.08% of the portion of Money Market ProFund’s average net assets invested in the Portfolio. DeAM, Inc. has represented to ProFunds that the payments are to be made from its “legitimate advisory profits” and that DeAM, Inc. will not deduct the payments as expenses in its presentations justifying its investment advisory fees to the Portfolio’s directors.

CODES OF ETHICS

The Trust, the Advisor and the Distributor each have adopted a code of ethics (each a “COE” and collectively, the “COEs”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds. There can be no assurance that the COEs will be effective in preventing such activities. The COEs permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COEs are on file with the SEC and are available to the public.

Deutsche Asset Management Code of Ethics

The DeAM, Inc. Code of Ethics (the “DeAM, Inc. Code”) imposes restrictions on the ability of its employees who are “Access Persons” as defined in the Investment Advisers Act to invest in securities that may be recommended or traded in DeAM, Inc. client accounts. The DeAM, Inc. Code currently applies to all securities transactions (including transactions in equity or debt securities, government bonds, municipal bonds, exchange-traded securities, securities indices, derivatives of securities and similar instruments) and mutual fund transactions (including transactions in open-end and closed end mutual funds, excluding money market funds and other mutual funds specifically designed for short-term investment). The DeAM, Inc. Code applies to all securities and specified mutual fund transactions in which employees have direct or indirect beneficial interest, influence and/or control.

Pursuant to the DeAM, Inc. Code, employees are required to pre-clear all of their personal securities transactions in securities that are not exempt from the DeAM, Inc. Code. Employees may not purchase a security pursuant to an initial public offering. The purchase of securities of open-end mutual funds is not subject to pre-clearance, but rather subject to quarterly reporting. The DeAM, Inc. Code imposes a 30-day holding period for securities and mutual fund transactions with certain exceptions. The DeAM, Inc. Code also imposes specific blackout period restrictions on securities that apply to certain employees. Further, employees must receive prior approval to serve on a board of a publicly traded company or to engage in certain other outside activities that may conflict with DeAM, Inc.’s obligations to its clients.

All employees are subject to reporting obligations, including filing a quarterly personal securities transaction report. Employees are also required to disclose their securities and mutual fund accounts to the Firm upon hire and annually confirm the information.

Any employee who violates the DeAM, Inc. Code may be subject to disciplinary actions, including sanctions and possible dismissal.

PROXY VOTING POLICY AND PROCEDURES FOR NON-MONEY MARKET PROFUNDS

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFunds’ shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how the ProFunds voted proxies relating to portfolio securities for the 12-month (or shorter) period ended June 30, 2006 will be available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds web site, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES FOR MONEY MARKET PROFUND AND THE PORTFOLIO

The Money Market ProFund has delegated proxy voting responsibilities to DeAM, Inc., subject to the Portfolio Board’s general oversight, with the direction that proxies should be voted consistent with the Money Market ProFund’s best economic interests. DeAM, Inc. has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Money Market ProFund, and the interests of DeAM, Inc. and its affiliates, including the Money Market ProFund’s principal underwriter. The Guidelines set forth DeAM, Inc.’s general position on various proposals, such as:

•	Shareholder Rights - DeAM, Inc. generally votes against proposals that restrict shareholder rights.

•	Corporate Governance - DeAM, Inc. generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. DeAM, Inc. generally votes for proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters - DeAM, Inc. generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. DeAM, Inc. generally votes for fair price proposals.

•	Compensation Matters - DeAM, Inc. generally votes for executive cash compensation proposals, unless they are unreasonably excessive. DeAM, Inc. generally votes against stock option plans that do not meet DeAM, Inc.’s criteria.

•	Routine Matters - DeAM, Inc. generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. DeAM, Inc. generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which DeAM, Inc. or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). DeAM, Inc. votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth DeAM, Inc.’s general voting positions on various proposals, DeAM, Inc. may, consistent with the Money Market ProFund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Portfolio Board, or of a majority of the Portfolio Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which DeAM, Inc. or an affiliate serves as investment advisor or sponsor.

DeAM, Inc. may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which DeAM, Inc. resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If DeAM, Inc. departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, DeAM, Inc.’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that DeAM, Inc. has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that DeAM, Inc. has a material conflict, or if fewer than three voting members are eligible to participate in the proxy vote, typically DeAM, Inc. will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, DeAM, Inc. may not be able to vote proxies or DeAM, Inc. may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, DeAM, Inc. may not vote proxies on certain foreign securities due to local restrictions or customs. DeAM, Inc. generally does not vote proxies on securities subject to share blocking restrictions.

A description of each Fund’s policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on the Portfolio’s Web site at www.dws-scudder.com (type “proxy voting” in the search field) — or on the SEC’s web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 730-1313.

DISCLOSURE OF PORTFOLIO HOLDINGS OF NON-MONEY MARKET PROFUNDS

A complete schedule of each ProFund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily ProFund Advisors LLC, BISYS Fund Services, UMB Bank, N.A., ProFunds Distributors, Inc. (collectively, the “Service Providers”) and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds’ Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will review the Policy annually. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers receive non-standard disclosure.

DISCLOSURE OF PORTFOLIO HOLDINGS OF MONEY MARKET PROFUNDS AND THE PORTFOLIO

The Portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The Portfolio does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Portfolio.

The Portfolio’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively, “DeAM, Inc.”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Portfolio who require access to this information to fulfill their duties to the Portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper to shareholders in connection with in-kind redemptions to other entities if the Portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Portfolio’s Trustees must make a good faith determination in light of the facts then known that the Portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Portfolio’s Trustees.

Registered investment companies that are sub-advised by DeAM, Inc. may be subject to different portfolio holdings disclosure policies, and neither DeAM, Inc. nor the Fund’s Trustees/Directors exercise control over such policies. In addition, separate account clients of DeAM, Inc. have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM, Inc. and some of the separate accounts managed by DeAM, Inc. may substantially overlap with the portfolio holdings of the Fund.

DeAM, Inc. also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM, Inc. has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds. The Administrator provides ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement.

The Trust pays BISYS an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis.

For the fiscal years ended December 31, 2003, 2004 and 2005, BISYS, as Administrator, was paid administration fees in the following amounts for each of the ProFunds:

ADMINISTRATION FEES

FYE 12/31

	2003	2004	2005
Bull ProFund	$45,873	$36,332	$31,058
Mid-Cap ProFund	22,675	31,812	29,781
Small-Cap ProFund	59,744	42,706	30,783
OTC ProFund	51,305	28,239	18,173
Large-Cap Value ProFund	6,502	13,863	11,271
Large-Cap Growth ProFund	12,735	4,257	6,765
Mid-Cap Value ProFund	16,227	23,470	29,503
Mid-Cap Growth ProFund	4,307	4,513	11,697
Small-Cap Value ProFund	23,099	38,141	12,678
Small-Cap Growth ProFund	16,428	18,493	15,429
Europe 30 ProFund	5,070	9,441	7,032
UltraBull ProFund	45,260	50,428	52,975
UltraMid-Cap ProFund	12,425	26,521	37,062
UltraSmall-Cap ProFund	38,921	62,559	56,648
UltraDow 30 ProFund	5,886	12,214	9,631
UltraOTC ProFund	146,365	150,090	132,005
UltraJapan ProFund	11,876	18,807	32,990
Bear ProFund	26,899	13,743	12,394
Short Small-Cap ProFund	24,280	18,156	11,469

Short OTC ProFund	10,466	10,968	8,392
UltraBear ProFund	69,113	39,645	38,573
UltraShort Mid-Cap ProFund	N/A	1,633	3,156
UltraShort Small-Cap ProFund	N/A	12,168	41,772
UltraShort Dow 30 ProFund	N/A	169	4,266
UltraShort OTC ProFund	66,392	60,030	63,413
Banks UltraSector ProFund	645	2,951	1,316
Basic Materials UltraSector ProFund	2,250	4,146	5,236
Biotechnology UltraSector ProFund	5,728	5,136	10,650
Consumer Goods UltraSector ProFund	N/A	804	1,335
Consumer Services UltraSector ProFund	N/A	178	338
Financials UltraSector ProFund	2,583	3,494	4,444
Health Care UltraSector ProFund	1,115	2,742	7,240
Industrial UltraSector ProFund	N/A	1,731	441
Internet UltraSector ProFund	12,121	16,399	13,827
Mobile Telecommunications UltraSector ProFund	2,798	12,234	11,965
Oil & Gas UltraSector ProFund	3,225	14,287	45,705
Pharmaceuticals UltraSector ProFund	2,200	3,656	4,458
Precious Metals UltraSector ProFund	16,114	17,787	28,968
Real Estate UltraSector ProFund	6,442	15,118	8,809
Semiconductor UltraSector ProFund	10,628	12,253	11,449
Technology UltraSector ProFund	3,068	3,131	4,098
Telecommunications UltraSector ProFund	943	2,179	943
Utilities UltraSector ProFund	3,585	5,118	15,035
Short Oil & Gas ProFund	N/A	N/A	85
Short Real Estate ProFund	N/A	N/A	759
U.S. Government Plus ProFund	6,033	10,549	13,938
Rising Rates Opportunity 10 ProFund	N/A	N/A	3,694
Rising Rates Opportunity ProFund	59,816	188,307	187,039
Rising U.S. Dollar ProFund	N/A	N/A	11,483
Falling U.S. Dollar ProFund	N/A	N/A	2,922
Money Market ProFund	183,494	158,312	155,722

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2005.

BISYS Funds Services, Inc. (“BFSI”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust pays BFSI an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2003, 2004 and 2005, BFSI, fund accounting agent, was paid fees in the following amounts for each of the ProFunds:

FUND ACCOUNTING FEES

FYE 12/31

	2003	2004	2005
Bull ProFund	$76,366	$51,749	$48,185
Mid-Cap ProFund	33,690	45,477	45,147
Small-Cap ProFund	90,826	60,828	52,970
OTC ProFund	89,749	40,151	26,514
Large-Cap Value ProFund	11,160	13,320	18,593
Large-Cap Growth ProFund	23,921	19,847	10,821
Mid-Cap Value ProFund	22,694	6,104	44,156
Mid-Cap Growth ProFund	6,837	33,739	18,033
Small-Cap Value ProFund	34,855	6,367	20,893
Small-Cap Growth ProFund	28,208	54,230	23,754
Europe 30 ProFund	8,443	25,641	10,707
UltraBull ProFund	74,608	72,175	80,147
UltraMid-Cap ProFund	19,445	38,040	56,049
UltraSmall-Cap ProFund	59,111	88,961	87,353
UltraDow 30 ProFund	9,319	17,500	13,808
UltraOTC ProFund	236,146	215,078	191,700
UltraJapan ProFund	17,519	27,121	45,633
Bear ProFund	48,824	19,870	18,100
Short Small-Cap ProFund	44,419	26,465	16,778
Short OTC ProFund	19,335	15,947	12,188
UltraBear ProFund	121,627	57,277	56,213
UltraShort Mid-Cap ProFund	N/A	2,348	4,609
UltraShort Small-Cap ProFund	N/A	17,841	60,947
UltraShort Dow 30 ProFund	N/A	227	6,150
UltraShort OTC ProFund	113,588	86,726	91,908
Banks UltraSector ProFund	1,035	4,208	2,563
Basic Materials UltraSector ProFund	3,245	5,964	7,850
Biotechnology UltraSector ProFund	9,568	7,354	15,489
Consumer Goods UltraSector ProFund	N/A	1,127	3,006
Consumer Services UltraSector ProFund	N/A	244	2,042
Financials UltraSector ProFund	4,247	5,064	7,692
Health Care UltraSector ProFund	1,856	3,937	11,763
Industrials UltraSector ProFund	N/A	2,477	2,078
Internet UltraSector ProFund	18,745	23,171	20,715
Mobile Telecommunications UltraSector ProFund	4,715	17,274	17,654
Oil & Gas UltraSector ProFund	4,866	20,402	65,247
Pharmaceuticals UltraSector ProFund	3,603	5,254	6,404
Precious Metals UltraSector ProFund	25,243	25,391	41,206
Real Estate UltraSector ProFund	10,226	21,731	13,608
Semiconductor UltraSector ProFund	15,716	17,575	16,924
Technology UltraSector ProFund	4,947	4,444	7,018
Telecommunications UltraSector ProFund	1,590	3,102	1,577
Utilities UltraSector ProFund	5,832	7,237	21,842
Short Oil & Gas ProFund	N/A	N/A	97
Short Real Estate ProFund	N/A	N/A	943
U.S. Government Plus ProFund	9,919	15,294	20,438
Rising Rates Opportunity 10 ProFund	N/A	N/A	5,258
Rising Rates Opportunity ProFund	89,120	269,342	271,571
Rising U.S. Dollar ProFund	N/A	N/A	16,312
Falling U.S. Dollar ProFund	N/A	N/A	4,143
Money Market ProFund	-0-	-0-	10,053

Any ProFund not appearing in the charts above had not commenced operations as of December 31, 2005.

BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees.

Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on a ProFund’s behalf. Each ProFund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order. Customer orders will be priced at a ProFund’s net asset value next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the ProFund.

Investment Company Capital Corp (“ICCC” or the “Administrator”), an affiliate of DeAM, Inc. at One South Street, Baltimore, Maryland 21201, serves as the administrator to the Portfolio in which the Money Market Profund invests all of its assets. Under the Administration and Services Agreement with the Portfolio, the Administrator calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the administration and operation of the Portfolio. The Administration and Services Agreement provide for the Portfolio to pay ICCC a fee, computed daily and paid monthly, equal on an annual basis to 0.05% of the Portfolio’s average daily net assets. Under the Administration and Services Agreement, ICCC may delegate one or more of its responsibilities to others, including affiliates of ICCC, at ICCC’s expense. ICCC has delegated certain responsibilities to DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), an affiliate of the Portfolio’s advisor. DWS-SFAC is located at Two International Place, Boston, Massachusetts, 02110-4103. DWS-SFAC hired State Street Bank and Trust Company as a sub-agent that performs fund accounting and administration services under the fund accounting agreement and under the Administration and Services Agreement.

Under the Administration and Services Agreement, ICCC is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio reasonably deems necessary for the proper administration for the Portfolio. ICCC will generally assist in all aspects of the Portfolio’s operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents of the Portfolio), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Portfolio’s Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others retained to supply services.

For the fiscal years ended December 31, 2003, 2004 and 2005, ICCC earned $5,998,410, $5,861,096 and $4,985,530, respectively, as compensation for administrative and other services provided to the Portfolio.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106. State Street Bank & Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian to the Portfolio.

For each of the ProFunds, the applicable custodian, among other things, maintains a custody account or accounts in the name of each ProFund; receives and delivers all assets for each ProFund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund and pays all expenses of the ProFunds. For its services, each custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) served as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended December 31, 2005 and provided audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PwC’s address is is 100 East Broad Street, Columbus, Ohio 43215. Ernst & Young LLP (“E&Y”) serves as the Fund’s independent registered public accounting firm for the Fund’s current fiscal year and provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. E&Y’s address is 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds on a continuous basis. ProFunds Distributors, Inc. receives no compensation from the ProFunds for serving as distributor, other than amounts received pursuant to the Distribution and Shareholder Service (12b-1) Plan. ProFunds Distributors, Inc.’s address is 3435 Stelzer Road, Columbus, OH 43219.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS SHARES)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or ProFunds Distributors, Inc. (the “distributor”) may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

For the fiscal year ended December 31, 2005, each of the following ProFunds paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

FYE 12/31/05

Fund	Service Class Paid	Service Class Waived
Bull ProFund	$189,433	$-0-
Mid-Cap ProFund	125,220	-0-
Small-Cap ProFund	137,877	-0-
OTC ProFund	91,806	-0-
Large-Cap Value ProFund	82,422	-0-
Large-Cap Growth ProFund	99,132	-0-
Mid-Cap Value ProFund	107,613	-0-
Mid-Cap Growth ProFund	174,366	-0-
Small-Cap Value ProFund	185,701	-0-
Small-Cap Growth ProFund	107,605	-0-
Europe 30 ProFund	45,845	-0-
UltraBull ProFund	156,725	-0-
UltraMid-Cap ProFund	115,576	-0-
UltraSmall-Cap ProFund	127,145	-0-
UltraDow 30 ProFund	50,901	-0-
UltraOTC ProFund	255,380	-0-
UltraJapan ProFund	83,813	-0-
Bear ProFund	51,476	-0-
Short Small-Cap ProFund	39,928	-0-
Short OTC ProFund	42,008	-0-
UltraBear ProFund	93,485	-0-
UltraShort Mid-Cap ProFund	13,522	-0-
UltraShort Small-Cap ProFund	78,903	-0-
UltraShort Dow 30 ProFund	9,389	-0-
UltraShort OTC ProFund	73,020	-0-
Banks UltraSector ProFund	9,101	-0-
Basic Materials UltraSector ProFund	23,218	-0-
Biotechnology UltraSector ProFund	55,100	-0-
Consumer Goods UltraSector ProFund	8,226	-0-
Consumer Services UltraSector ProFund	2,179	-0-
Financials UltraSector ProFund	18,218	-0-
Health Care UltraSector ProFund	38,459	-0-
Industrials UltraSector ProFund	1,444	-0-
Internet UltraSector ProFund	36,715	-0-
Mobile Telecommunications UltraSector ProFund	46,890	-0-
Oil & Gas UltraSector ProFund	176,713	-0-
Pharmaceuticals UltraSector ProFund	12,719	-0-
Precious Metals UltraSector ProFund	112,321	-0-
Real Estate UltraSector ProFund	51,414	-0-
Semiconductor UltraSector ProFund	45,249	-0-
Technology UltraSector ProFund	7,494	-0-
Telecommunications UltraSector ProFund	4,545	-0-
Utilities UltraSector ProFund	126,738	-0-
Short Oil & Gas ProFund	4,853	-0-
Short Real Estate ProFund	14,768	-0-
U.S. Government Plus ProFund	92,884	-0-
Rising Rates Opportunity 10 ProFund	14,790	-0-
Rising Rates Opportunity ProFund	471,565	-0-
Rising U.S. Dollar ProFund	26,417	-0-
Falling U.S. Dollar ProFund	22,323	-0-
Money Market ProFund	1,398,542	-0-

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2005.

REVENUE SHARING ARRANGEMENTS

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the ProFunds and for other services such as those described in the Prospectus. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

For the year ended December 31, 2005, the Advisor made additional payments for the purposes described above of approximately $150,000 with respect to all funds in the complex of funds managed by the Advisor.

ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended December 31, 2003, 2004 and 2005, each ProFund listed below paid the following administrative services fees:

ADMINISTRATIVE SERVICE FEES

FYE 12/31

	2003	2004	2005
Bull ProFund	$207,209	$183,810	$171,602
Mid-Cap ProFund	148,664	309,407	219,197
Small-Cap ProFund	327,192	221,146	103,384
OTC ProFund	192,179	108,525	99,919
Large-Cap Value ProFund	34,391	57,044	29,966
Large-Cap Growth ProFund	83,784	15,137	9,330
Mid-Cap Value ProFund	80,779	76,969	185,115
Mid-Cap Growth ProFund	11,778	24,645	26,936
Small-Cap Value ProFund	111,675	247,313	42,707
Small-Cap Growth ProFund	76,140	120,867	76,290
Europe 30 ProFund	6,780	36,720	19,597
UltraBull ProFund	176,266	286,595	312,856
UltraMid-Cap ProFund	30,281	156,857	244,414
UltraSmall-Cap ProFund	123,210	307,556	295,243
UltraDow 30 ProFund	19,263	53,388	50,055
UltraOTC ProFund	562,582	795,036	748,046
UltraJapan ProFund	48,714	111,330	190,596
Bear ProFund	106,667	67,213	82,653
Short Small-Cap ProFund	93,436	140,059	86,474
Short OTC ProFund	24,519	49,444	38,928
UltraBear ProFund	264,294	229,204	236,767
UltraShort Mid-Cap ProFund	N/A	9,151	15,612
UltraShort Small-Cap ProFund	N/A	64,838	238,300
UltraShort Dow 30 ProFund	N/A	29	13,354
UltraShort OTC ProFund	247,947	338,654	385,315
Banks UltraSector ProFund	1,399	5,847	4,890
Basic Materials UltraSector ProFund	5,041	16,035	18,896
Biotechnology UltraSector ProFund	14,414	25,424	52,946
Consumer Goods UltraSector ProFund	N/A	8,861	7,865
Consumer Services UltraSector ProFund	N/A	1,756	1,320
Financials UltraSector ProFund	3,182	10,217	17,108
Health Care UltraSector ProFund	3,827	13,359	34,394
Industrials UltraSector ProFund	N/A	13,318	1,915
Internet UltraSector ProFund	35,799	67,866	76,981
Mobile Telecommunications UltraSector ProFund	6,395	57,192	70,414
Oil & Gas UltraSector ProFund	5,884	62,165	261,694
Pharmaceuticals UltraSector ProFund	5,540	19,552	18,395
Precious Metals UltraSector ProFund	54,833	102,487	135,066
Real Estate UltraSector ProFund	8,885	64,951	43,966
Semiconductor UltraSector ProFund	28,268	59,418	61,470
Technology UltraSector ProFund	5,836	9,720	11,869
Telecommunications UltraSector ProFund	2,350	7,706	4,048
Utilities UltraSector ProFund	8,295	14,199	60,232
Short Oil & Gas ProFund	N/A	N/A	8,298
Short Real Estate ProFund	N/A	N/A	17,984
U.S. Government Plus ProFund	7,495	22,472	40,773
Rising Rates Opportunity 10 ProFund	N/A	N/A	30,194
Rising Rates Opportunity ProFund	318,048	1,411,865	1,504,006
Rising U.S. Dollar ProFund	N/A	N/A	88,799
Falling U.S. Dollar ProFund	N/A	N/A	23,353
Money Market ProFund	19,183	15,286	23,435

Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2005.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Advisor paid, out of its own resources, $219,309, $206,377 and $224,882 to administrative service providers.

COSTS AND EXPENSES

Each ProFund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund expenses include, without limitation: the investment advisory fee, the management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

ProFunds (the “Trust”) is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. Each ProFund, other than International, UltraInternational, UltraEmerging Markets, Short International, UltraShort International, UltraShort Emerging Markets and UltraShort Japan, which do not offer Class A Shares, offers three classes of shares: the Service Class Shares, Investor Class Shares and Class A Shares.

All shares of the ProFunds are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund does not grow to a size to permit it to be economically viable, the ProFund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

CAPITALIZATION

As of April 1, 2006, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of a ProFund (or class of shares thereof) except as set forth below (ProFunds are listed in alphabetical order):

Fund/Class	No. of Shares	Percent Held by the Shareholder
BANKS-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	28789.623	46.15%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	3925.284	6.29%

BANKS-SVC

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992
	15752.230	55.82%
BASIC MATERIALS-INV

FIRST TRUST CORPORATION
P O BOX 173736
ATTN DATALYNX HOUSE
DENVER CO 80217	451286.225	53.69%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	84228.617	10.02%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	66533.443	7.91%

BASIC MATERIALS-SVC

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	14483.914	16.87%

ADVISORS CAPITAL INVESTMENTS INC.
RUDY K MEISELMAN
17 TRIPP ROAD
WOODSTOCK CT 06281	12204.757	14.22%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	5836.196	6.80%

BEAR-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	304854.899	29.58%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	264746.338	25.69%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	65901.803	6.39%

BEAR-SVC

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	31777.561	35.34%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	14649.787	16.29%

BRUCE A SUCHER
5675 SHAUN RD
WEST BLOOMFIELD MI 48322	4564.755	5.08%

BIOTECHNOLOGY-INV

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	168058.363	32.93%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	115354.725	22.60%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	54907.555	10.76%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	34572.181	6.77%

BIOTECHNOLOGY-SVC

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	11518.002	28.76%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	5155.868	12.87%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	4642.587	11.59%

AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	2754.247	6.88%

BULL-INV

FIRST TRUST CORPORATION
P O BOX 173736
ATTN DATALYNX HOUSE
DENVER CO 80217	353026.272	26.74%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	318421.009	24.12%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	168567.511	12.77%

RSBCO
107 N TRENTON ST
RUSTON LA 712704321	82593.876	6.26%

BULL-SVC

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	58167.986	20.61%

CONSUMER GOODS - INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	19423.817	34.48%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	16647.018	29.55%

CHARLES J RIVIERE
38243 LIME KILN ROAD
MIDDLEBURG VA 20117	3661.419	6.50%

CONSUMER GOODS – SVC

JANNEY MONTGOMERY SCOTT LLC
1801 MARKET STREET
PHILADELPHIA PA 19103	1416.636	25.62%

CHRISTIANE COOK
1234 EMERSON ST
PALO ALTO CA 94301	1104.100	19.96%

SALLY M SMEDAL
1824 NEWCASTLE CT
WALNUT CREEK CA 94595	591.602	10.70%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	511.711	9.25%

GARY DEAN SEFRIED JANELL M SEFRIED 557 JESSE JAMES DR SAN JOSE CA 95123	467.574	8.45%

BEAR, STEARNS SECURITIES CORP. ONE METROTECH CENTER NORTH BROOKLYN NY 11201	310.849	5.62%

CONSUMER SERVICES - INV

PROFUND ADVISORS LLC 7501 WISCONSIN AVE BETHESDA MD 20814	4440.888	28.80%

CHARLES J RIVIERE 38243 LIME KILN ROAD MIDDLEBURG VA 20117	4163.037	27.00%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	3514.109	22.79%

CONSUMER SERVICES - SVC

DOLAN LYNCH SALES INC. 123 BRAESIDE CRESCENT MANCHESTER CT 06040	2024.499	8.59%

EUROPE 30-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	517064.512	31.99%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	362246.626	22.41%

EUROPE 30-SVC

TCADVISORS NETWORK INC. 7103 S. REVERE PARKWAY ENGLEWOOD CO 801123992	55307.193	24.50%

FALLING U.S DOLLAR-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	573529.586	36.73%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	474388.246	30.38%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	133729.897	8.56%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	102198.018	6.54%

FALLING U.S DOLLAR-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	128072.836	42.98%

LINCOLN GROUP LP 500 SKOKIE BLVD NORTHBROOK IL 60062	70862.471	23.78%

DIAMOND INSURANCE COMPANY 1515 E WOODFIELD RD SCHAUMBURG IL 60173	18488.130	6.20%

FINANCIALS - INV

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	954298.812	67.46%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	158774.971	11.22%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	96355.205	6.81%

FINANCIALS – SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	14216.480	20.45%

FTC & CO
PO BOX 173736
DENVER CO 802173736	10190.121	14.66%

HEALTH CARE - INV

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	307924.618	43.03%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	121948.384	17.04%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	69407.861	9.70%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	44837.749	6.27%

HEALTH CARE – SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	69293.488	35.31%

INDUSTRIALS - INV

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	24081.270	17.58%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	16614.122	12.13%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	14168.319	10.34%

INDUSTRIALS - SVC

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	20208.307	33.68%

ADVISORS CAPITAL INVESTMENTS INC. RUDY K MEISELMAN 17 TRIPP ROAD WOODSTOCK CT 06281	13232.113	22.05%

INTERNET-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	108605.956	25.64%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	73123.593	17.26%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	50759.350	11.98%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	27267.568	6.44%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	25103.108	5.93%

INTERNET-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	6462.462	18.92%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	4404.582	12.90%

FTC & CO PO BOX 173736 DENVER CO 802173836	3682.407	10.78%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	3426.479	10.03%

TCADVISORS NETWORK INC. 7103 S. REVERE PARKWAY ENGLEWOOD CO 801123992	2246.320	6.58%

TRUSTLYNX & CO P O BOX 173736 DENVER CO 802173736	2016.835	5.91%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	1910.312	5.59%

LARGE-CAP GROWTH-INV

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	62291.869	44.46%

FIRST TRUST CORPORATION P O BOX 173736 DENVER CO 80217	12755.169	9.10%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	8443.527	6.03%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	7549.943	5.39%

LARGE-CAP GROWTH-SVC

TCADVISORS NETWORK INC. 7103 S. REVERE PARKWAY ENGLEWOOD CO 801123992	10049.367	15.67%

LARGE-CAP VALUE-INV

FIRST TRUST CORPORATION P O BOX 173736 DENVER CO 80217	437138.945	47.51%

RSBCO 107 N TRENTON ST RUSTON LA 712704321	184255.108	20.03%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	119137.267	12.95%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	58125.729	6.32%

LARGE-CAP VALUE-SVC

SUSAN BUYSE JOHNSON ROYCE OLIVER JOHNSON 13 WIMBLEDON WAY ROGERS AR 72758	9752.730	5.05%

MID-CAP GROWTH-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	134654.416	26.88%

55 WATER STREET 32ND FLOOR NEW YORK NY 10041	117182.411	23.40%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	112835.058	22.53%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	31442.704	6.28%

MID-CAP GROWTH-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	26444.330	17.99%

MID-CAP VALUE-INV

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	750812.565	53.75%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	226579.300	16.22%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	148676.668	10.64%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	146995.251	10.52%

MID-CAP VALUE-SVC

TCADVISORS NETWORK INC. 7103 S. REVERE PARKWAY ENGLEWOOD CO 801123992	31124.933	9.28%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	21978.539	6.55%

FTC & CO PO BOX 173736 DENVER CO 802173736	21135.434	6.30%

MID-CAP-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	683042.093	32.44%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	562282.183	26.71%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	515095.374	24.47%

MID-CAP-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	21986.272	21.17%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	19719.533	18.98%

TCADVISORS NETWORK INC. 7103 S. REVERE PARKWAY ENGLEWOOD CO 801123992	12787.919	12.31%

FIRST CLEARING, LLC 10750 WHEAT FIRST DRIVE GLEN ALLEN VA 23060	6277.705	6.04%

MOBILE TELECOMMUNICATIONS - INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	360295.622	32.58%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	163795.384	14.81%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	84120.548	7.61%

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	63833.846	5.77%

SCOTTRADE, INC. ATTN: MUTUAL FUNDS DEPT 12800 FLUSHING MEADOWS PO BOX 31759 ST LOUIS MO 631310759	55694.663	5.04%

MOBILE TELECOMMUNICATIONS – SVC

FTC & CO PO BOX 173736 DENVER CO 802173836	70784.100	21.64%

ADVISORS CAPITAL INVESTMENTS INC. RUDY K MEISELMAN 17 TRIPP ROAD WOODSTOCK CT 06281	67396.265	20.60%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	31042.719	9.49%

MONEY MARKET-SVC

TCADVISORS NETWORK INC. 7103 S. REVERE PARKWAY ENGLEWOOD CO 801123992	35127334.625	26.87%

OIL & GAS - INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	931609.957	22.89%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	711991.460	17.49%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	292402.925	7.18%

OIL & GAS - SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	70114.328	13.26%

FTC & CO PO BOX 173736 DENVER CO 802173736	68442.354	12.95%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	51659.890	9.77%

OTC-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	301654.895	44.15%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	88383.698	12.93%

OTC-SVC

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	7696.418	10.90%

FTC & CO PO BOX 173736 DENVER CO 802173736	5895.297	8.35%

PHARMACEUTICALS-INV

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	232132.229	17.50%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	218716.151	16.49%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	190067.768	14.33%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	185295.296	13.97%

PHARMACEUTICALS-SVC

FTC & CO PO BOX 173736 DENVER CO 802173736	133668.430	46.26%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	24832.481	8.59%

PRECIOUS METALS-INV

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	686549.585	21.00%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	399960.413	12.24%

TERRA NOVA TRADING, L.L.C. 100 S. WACKER DR. STE. 1550 CHICAGO IL 60606	315103.881	9.64%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	206224.322	6.31%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	198477.210	6.07%

PRECIOUS METALS-SVC

EMERALD INVESTMENTS LP 500 SKOKIE BLVD ATTN ROB RUBIN NORTHBROOK IL 60062	383701.747	41.16%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	86636.462	9.29%

LINCOLN GROUP LP 500 SKOKIE BLVD NORTHBROOK IL 60062	86451.165	9.27%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	68201.813	7.32%

REAL ESTATE-INV

FIRST TRUST CORPORATION P O BOX 173736 ATTN DATALYNX HOUSE DENVER CO 80217	518853.254	37.88%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	273448.327	19.96%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	84365.117	6.16%

LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET 22ND FLOOR BOSTON MA 02108	72449.693	5.29%

REAL ESTATE-SVC

ADVISORS CAPITAL INVESTMENTS INC. RUDY K MEISELMAN 17 TRIPP ROAD WOODSTOCK CT 06281	41815.679	10.16%

TCADVISORS NETWORK INC. 7103 S. REVERE PARKWAY ENGLEWOOD CO 801123992	27561.046	6.70%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	25689.288	6.24%

RISING RATES OPPORTUNITY 10-INV

TCADVISORS NETWORK INC. 7103 S. REVERE PARKWAY ENGLEWOOD CO 801123992	125788.280	23.61%

RSBCO 107 N TRENTON ST RUSTON LA 712704321	115036.405	21.59%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	89908.454	16.88%

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	78389.936	14.71%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	31166.697	5.85%

RISING RATES OPPORTUNITY 10-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	15185.777	45.26%

NATIONAL INVESTOR SERVICES CORP. 55 WATER STREET 32ND FLOOR NEW YORK NY 10041	3922.923	11.69%

AMERITRADE, INC. 1005 NORTH AMERITRADE PLACE BELLEVUE NE 68005	3393.826	10.12%

JANNEY MONTGOMERY SCOTT LLC 1801 MARKET STREET PHILADELPHIA PA 19103	3154.471	9.40%

BEAR, STEARNS SECURITIES CORP. ONE METROTECH CENTER NORTH BROOKLYN NY 11201	2241.724	6.68%

RISING RATES-INV

CHARLES SCHWAB & CO., INC. 101 MONTGOMERY STREET SAN FRANCISCO CA 94104	5027363.731	27.22%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	4886859.951	26.46%

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	2883595.854	15.62%

IMS & CO PO BOX 3865 ENGLEWOOD CO 80155	1019037.513	5.52%

RISING RATES-SVC

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303	373699.852	22.88%

LINSCO/PRIVATE LEDGER CORP. ONE BEACON STREET 22ND FLOOR BOSTON MA 02108	217853.708	13.34%

NATIONAL FINANCIAL SERVICES LLC THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	172586.991	10.57%

TCADVISORS NETWORK INC. 7103 S. REVERE PARKWAY ENGLEWOOD CO 801123992	88980.856	5.45%

FTC & CO
PO BOX 173736
ATTN DATALYNX NO 061
DENVER CO 802173836	86948.832	5.32%

RBC DAIN RAUSCHER INC.
60 SOUTH SIXTH STREET
MINNEAPOLIS MN 554024422	85376.129	5.23%

RISING U.S DOLLAR-INV

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	179977.419	30.75%

RSBCO
107 N TRENTON ST
RUSTON LA 712704321	121417.209	20.75%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	63115.781	10.78%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	53098.151	9.07%

FIRST TRUST CORPORATION
P O BOX 173736
ATTN DATALYNX HOUSE
DENVER CO 802173	6285.599	6.20%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	30414.199	5.20%

RISING U.S DOLLAR-SVC

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	8470.716	65.45%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	1798.544	13.90%

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060	772.082	5.97%

SEMICONDUCTOR-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	351734.777	28.91%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	208342.797	17.13%

AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	71363.384	5.87%

SEMICONDUCTOR-SVC

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	46158.964	40.49%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	15350.909	13.46%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	12801.211	11.23%

BEAR, STEARNS SECURITIES CORP.
ONE METROTECH CENTER NORTH
BROOKLYN NY 11201	10100.117	8.86%

SHORT OIL & GAS - INV

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	52071.725	24.67%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	46654.620	22.10%

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET
22ND FLOOR
BOSTON MA 02108	17279.197	8.19%

LAZARD CAPITAL MARKETS LLC
30 ROCKEFELLER PLAZA
NEW YORK NY 100205900	10958.348	5.19%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	10896.311	5.16%

SHORT OIL & GAS - SVC

FTC & CO
PO BOX 173736
DENVER CO 802173736	15532.187	62.74%
PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	3568.242	14.41%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	2313.194	9.34%

MICHAEL R HULTHEN
3372 OLD HICKORY LN
MEDINA OH 442568285	1380.015	5.57%

SHORT OTC-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	277452.401	32.25%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	153082.441	17.79%

BLUE PATH LLC
3471 SHERIDAN CHASE
MARIETTA GA 300674337	62682.630	7.29%

RBC DAIN RAUSCHER INC.
60 SOUTH SIXTH STREET
MINNEAPOLIS MN 554024422	53908.356	6.27%

SHORT OTC-SVC

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	59548.398	66.67%

JAMES R PICK
1970 RIVER RD
PITTSBORO NC 27312	10487.649	11.74%

AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	7309.633	8.18%

SHORT PRECIOUS METALS-INV

MAD RIVER FUND LP
PO BOX 1459
RICHMOND VA 23218	302243.309	59.43%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	78703.318	15.48%

SOUTHWEST SECURITIES, INC.
1201 ELM STREET
SUITE 3500
DALLAS TX 75270	43415.855	8.54%

SHORT PRECIOUS METALS-SVC

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	688.231	20.75%

JEREMY ALAN MCCREARY
6242 SOUTH ELMIRA CIRCLE
GREENWOOD VILLAGE CO 80111	317.602	9.58%

STERLING TRUST COMPANY TRUSTEE
FBO JAN FREI
PO BOX 2526
WACO TX 76702	282.785	8.53%

SCOTTRADE, INC.
ATTN: MUTUAL FUNDS DEPT
12800 FLUSHING MEADOWS
PO BOX 31759
ST LOUIS MO 631310759	243.902	7.35%

GOLDEN GATE FINANCIAL GROUP, LLC
50 FRANCISCO STREET
SUITE 203
SAN FRANCISCO CA 94133	190.582	5.75%

TRUSS T VANNES TTEE
TRUUS VANNES REVOC
3360 CALIFORNIA AVE
MODESTO CA 953588337	168.099	5.07%

BEATRICE NEWHALL
74 BISCAYNE DRIVE
SAN RAFAEL CA 94901	167.906	5.06%

SHORT REAL ESTATE - INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	572114.473	33.93%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	264489.252	15.69%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	160820.510	9.54%

SHORT REAL ESTATE – SVC

LINSCO/PRIVATE LEDGER CORP.
ONE BEACON STREET
22ND FLOOR
BOSTON MA 02108	127030.331	60.03%

FTC & CO
PO BOX 173736
DENVER CO 802173836	24149.133	11.41%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	18288.817	8.64%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	15995.941	7.56%

SHORT SMALL-CAP-INV

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	338696.412	39.25%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	214745.815	24.89%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	58480.780	6.78%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	47846.251	5.54%

SHORT SMALL-CAP-SVC

MAN PING JIN
14 BALMORAL CRESCENT
WHITE PLAINS NY 10607	13929.040	24.42%

ANITA P WONG
8 BROOKLINE AVE
EAST HANOVER NJ 079361602	8282.723	14.52%

SUI L LUI
LANDMARK BLDG
41-60 MAIN STREET 308
FLUSHING NY 11355	7306.098	12.81%

ANNIE CHO
28 BOWERY STREET
NEW YORK NY 10013	6273.874	11.00%

YAO JIN GONG
31 MCCLEAN AVENUE
STATEN ISLAND NY 10305	5423.556	9.51%

KA KUE AU YEUNG
111 MULBERRY STREET
NEWARK NJ 07102	5132.845	9.00%

SMALL-CAP GROWTH-INV

FIRST TRUST CORPORATION
P O BOX 173736
ATTN DATALYNX HOUSE
DENVER CO 80217	406620.838	47.44%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	74548.245	8.70%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	72304.870	8.44%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	54581.740	6.37%

SMALL-CAP GROWTH-SVC

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	30699.134	11.51%

SMALL-CAP VALUE-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	1259150.916	72.28%

FIRST TRUST CORPORATION
P O BOX 173736
ATTN DATALYNX HOUSE
DENVER CO 80217	129429.082	7.43%

RSBCO
107 N TRENTON ST
RUSTON LA 712704321	106785.720	6.13%

SMALL-CAP VALUE-SVC

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	97478.218	53.86%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	9359.118	5.17%

SMALL-CAP-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	663799.840	34.13%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	525526.131	27.02%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	237651.665	12.22%

SMALL-CAP-SVC

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	340571.417	68.01%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	33315.940	6.65%

TECHNOLOGY-INV

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	320348.446	47.48%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	95174.560	14.11%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	56476.873	8.37%

AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	33842.119	5.02%

TECHNOLOGY-SVC

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	3524.482	18.87%

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060	2356.738	12.62%

PETER J PHILLIPS
MARSHA PHILLIPS
8141 SISSOA HIGHWAY
EDEN NY 14057	1920.123	10.28%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	1255.710	6.72%

TELECOMMUNICATIONS-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	355334.318	28.28%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	254035.442	20.22%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	145366.009	11.57%

TELECOMMUNICATIONS-SVC

ADVISORS CAPITAL INVESTMENTS INC
RUDY K MEISELMAN
17 TRIPP ROAD
WOODSTOCK CT 06281	92400.720	31.18%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	87448.468	29.51%

U.S. GOV PLUS-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	400792.037	35.73%

PAUL M PRUSKY
STEVEN G PRUSKY
25 EAST ATHENS AVE
ARDMORE PA 19003	149181.647	13.30%
CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	108781.799	9.70%

PAUL M PRUSKY
25 EAST ATHENS AVE
ARDMORE PA 19003	93818.917	8.36%

FIRST TRUST CORPORATION
P O BOX 173736
ATTN DATALYNX HOUSE
DENVER CO 80217	63355.798	5.65%

U.S. GOV PLUS-SVC

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	12174.135	9.24%

MURRAY T HARRIS
JUDITH A HARRIS
3704 E CHATSWORTH RD
FAYETTEVILLE AR 727034773	8401.052	6.38%

ULTRA DOW 30-INV

GENERAL WELFARE GROUP LLC
611 ENTERPRISE DRIVE
OAK BROOK IL 60523	357923.632	27.87%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	336590.077	26.21%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	148916.060	11.60%

ULTRA DOW 30-SVC

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	68184.323	46.28%

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060	21224.950	14.41%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	13756.804	9.34%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	11012.016	7.47%

ULTRABEAR-INV

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	1545447.712	25.33%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	1282983.044	21.03%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	678876.206	11.13%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	366461.569	6.01%

SCOTTRADE, INC.
ATTN: MUTUAL FUNDS DEPT
12800 FLUSHING MEADOWS
PO BOX 31759
ST LOUIS MO 631310759	322297.379	5.28%

ULTRABEAR-SVC

LINCOLN GROUP LP
500 SKOKIE BLVD
NORTHBROOK IL 60062	191152.607	29.71%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	100447.842	15.61%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	70793.264	11.00%

AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	53303.389	8.29%

BROWN BROTHERS HARRIMAN & CO
525 WASHINGTON BLVD
ATTN INVESTMENT FUNDS GLOBAL DISTRB CTR
JERSEY CITY NJ 07310	52822.773	8.21%

ULTRABULL-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	634849.239	26.47%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	520470.667	21.70%

GENERAL WELFARE GROUP LLC
611 ENTERPRISE DRIVE
OAK BROOK IL 60523	148726.737	6.20%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	140912.341	5.88%

ULTRABULL-SVC

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	130926.213	42.48%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	44539.472	14.45%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	19952.305	6.47%

ULTRAJAPAN-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	1342312.492	23.57%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	1230921.481	21.61%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	825583.765	14.50%

MAD RIVER FUND LP
PO BOX 1459
RICHMOND VA 23218	339433.294	5.96%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	288543.585	5.07%

ULTRAJAPAN-SVC

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	33803.014	14.88%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	22071.356	9.71%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	20978.598	9.23%

ADVISORS CAPITAL INVESTMENTS INC
RUDY K MEISELMAN
17 TRIPP ROAD
WOODSTOCK CT 06281	18582.900	8.18%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	12964.167	5.71%

ULTRAMID-CAP-INV

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	992641.622	28.45%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	957357.519	27.44%

ULTRAMID-CAP-SVC

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	45907.257	21.65%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	44226.701	20.85%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	32280.832	15.22%

ULTRAOTC-INV

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	4148367.983	28.25%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	2604035.676	17.73%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	1482966.958	10.10%

ULTRAOTC-SVC

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	335750.653	33.39%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	187746.725	18.67%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	128045.323	12.73%

FIRST CLEARING, LLC
10750 WHEAT FIRST DRIVE
GLEN ALLEN VA 23060	71249.014	7.09%

ULTRASHORT DOW 30-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	134490.989	22.97%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	120337.229	20.55%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	59202.370	10.11%

SCOTTRADE, INC.
ATTN: MUTUAL FUNDS DEPT
12800 FLUSHING MEADOWS
PO BOX 31759
ST LOUIS MO 631310759	39226.137	6.70%

BROWNCO, LLC
ONE BEACON ST 18TH FLOOR
BOSTON MA 02108	33183.570	5.67%

ULTRASHORT DOW 30-SVC

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	31785.619	45.50%

AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	9102.009	13.03%

LINCOLN GROUP LP
500 SKOKIE BLVD
NORTHBROOK IL 60062	8912.870	12.76%

FTC & CO
PO BOX 173736
DENVER CO 802173836	7318.139	10.47%

DIAMOND INSURANCE COMPANY
1515 E WOODFIELD RD
SCHAUMBURG IL 60173	4456.435	6.38%

ULTRASHORT JAPAN-INV

TOM SISODA PROM
309 SUNBEAM DR
LAS VEGAS NV 89107	4343.213	23.85%

PROFUND ADVISORS LLC
7501 WISCONSIN AVE
BETHESDA MD 20814	3589.265	19.71%

MICHAEL S KAVANAUGH
DENISE B KAVANAUGH
3395 HILLSIDE CT
WOODRIDGE IL 60517	2905.664	15.95%

HARRISON C H HSIAO
17411 SECO CT
CITY INDUSTRY CA 917484137	1333.799	7.32%

ROBERTA ANN LACONI
10 COFFMAN ST
FRAZER PA 19355	1148.819	6.31%

THOMAS A ZANGRILLI
JOHANNA L ZANGRILLI
1245 EUCLID AVE
BERWYN IL 60402	1016.738	5.58%

ULTRASHORT JAPAN-SVC

MARIJA KIS
1640 ALAMEDA AVENUE
LAKEWOOD OH 44107	1471.824	52.85%

ANTE F LOGARUSIC
897 PEBBLE BEACH CV
PAINESVILLE OH 440774686	1142.687	41.03%

ULTRASHORT MID-CAP-INV

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	1056806.128	68.86%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	141574.178	9.23%

ULTRASHORT MID-CAP-SVC

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	27053.530	37.50%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	18496.464	25.64%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	15571.873	21.59%

SCOTTRADE, INC.
ATTN: MUTUAL FUNDS DEPT
12800 FLUSHING MEADOWS
PO BOX 31759
ST LOUIS MO 631310759	4856.257	6.73%

ULTRASHORT OTC-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	3338178.734	27.37%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	2611313.720	21.41%

AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	1013790.010	8.31%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	790119.533	6.48%

SCOTTRADE, INC.
ATTN: MUTUAL FUNDS DEPT
12800 FLUSHING MEADOWS
PO BOX 31759
ST LOUIS MO 631310759	613656.699	5.03%

ULTRASHORT OTC-SVC

LINCOLN GROUP LP
500 SKOKIE BLVD
NORTHBROOK IL 60062	237245.203	38.88%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	140587.143	23.04%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	78781.979	12.91%

DIAMOND INSURANCE COMPANY
1515 E WOODFIELD RD
SCHAUMBURG IL 60173	46081.627	7.55%

ULTRASHORT SMALL-CAP-INV

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	2729205.187	31.28%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	2659334.808	30.48%

SCOTTRADE, INC.
ATTN: MUTUAL FUNDS DEPT
12800 FLUSHING MEADOWS
PO BOX 31759
ST LOUIS MO 631310759	570176.690	6.53%

ULTRASHORT SMALL-CAP-SVC

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	58429.823	20.67%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	46612.573	16.49%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	27683.575	9.79%

AMERITRADE, INC.
1005 NORTH AMERITRADE PLACE
BELLEVUE NE 68005	15336.056	5.43%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	14474.333	5.12%

ULTRASMALL-CAP-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	1727205.060	24.48%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	1312157.440	18.60%

GENERAL WELFARE GROUP LLC
611 ENTERPRISE DRIVE
OAK BROOK IL 60523	484698.402	6.87%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	404846.802	5.74%

ULTRASMALL-CAP-SVC

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	115068.244	18.53%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	106156.568	17.10%

TCADVISORS NETWORK INC.
7103 S. REVERE PARKWAY
ENGLEWOOD CO 801123992	41984.747	6.76%

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	35933.080	5.79%

ADVISORS CAPITAL INVESTMENTS INC
RUDY K MEISELMAN
17 TRIPP ROAD
WOODSTOCK CT 06281	34980.560	5.63%

UTILITIES-INV

NATIONAL FINANCIAL SERVICES LLC
THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
200 LIBERTY STREET
ONE WORLD FINANCIAL CENTER
NEW YORK NY 10281	307665.925	25.29%

CHARLES SCHWAB & CO., INC.
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104	182371.237	14.99%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
NEW YORK NY 10041	169774.541	13.95%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	83458.036	6.86%

UTILITIES-SVC

STEPHEN L SPOTTS
IRMA K SPOTTS
809 HEATHERGLEN CT
SOUTHLAKE TX 760928614	64282.494	17.10%

PERSHING LLC
PO BOX 2052
JERSEY CITY NJ 07303	58313.037	15.51%

NATIONAL INVESTOR SERVICES CORP.
55 WATER STREET
32ND FLOOR
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A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a ProFund (or class of shares thereof) may be deemed a “control person” (as defined in the 1940 Act) of the ProFund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds and the purchase, ownership, and disposition of ProFund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each of the ProFunds intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund generally must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”); and (2) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the ProFund’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the ProFund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in (i) the securities (other than those of the U.S. Government or the regulated investment companies) of any one issuer or of two or more issuers which such ProFund controls and which are engaged in the same, similar, or related trades or businesses, or (ii) the securities of one or more qualified publicly traded partnerships (as defined below). In the case of each ProFund’s investments in loan participations, such ProFund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in (a) in the paragraph above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90%of its income from the Qualifying Income described in (a) in the paragraph above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) in the paragraph above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a RIC, a ProFund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund intends to distribute substantially all of such income.

If, in any taxable year, a ProFund were to fail to qualify as a RIC under the Code or fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the ProFund in computing its taxable income. In addition, the ProFund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a ProFund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the ProFund failed to qualify as a RIC for a period greater than one taxable year, the ProFund might be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the ProFund had been liquidated) in order to qualify as a RIC in a subsequent year.

As described in the Prospectus, the Rising and Falling U.S. Dollar ProFund intend to achieve their investment objective by having significant exposure to foreign currencies and by taking positions significantly in forward currency contracts. As described above, at least 90% of a fund’s gross income for each taxable year must be Qualifying Income. The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as Qualifying Income in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If a ProFund were to fail to qualify as a regulated investment company in any year, then the ProFund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds intend to make distributions in accordance with the calendar year distribution requirement.

MARKET DISCOUNT

If a ProFund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the ProFund in each taxable year in which the ProFund owns an interest in such debt security and receives a principal payment on it. In particular, the ProFund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a ProFund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the ProFund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the ProFunds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a ProFund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the ProFunds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS AND SWAPS

Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a ProFund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, a ProFund may elect to treat foreign currency gains or losses arising from certain section 1256 contracts as ordinary in character (See Section 988 Gains & Losses). Also, section 1256 contracts held by a ProFund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized. In addition, the tax treatment of a payment made or received on a ProFund’s swap, and in particular, whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures and forward contracts and swaps undertaken by the ProFunds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a ProFund, and losses realized by the ProFund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a ProFund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the ProFunds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a ProFund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

CONSTRUCTIVE SALES

Under certain circumstances, each ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon each ProFund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to transactions if such transaction is closed before the end of the 30th day after the close of the ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. “Appreciated financial position” excludes any position that is “marked to market” as described above.

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund receives a so-called “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN TAXES

Each ProFund may be subject to certain taxes imposed by the countries in which it invests or operates. If a ProFund qualifies as a RIC and if more than 50% of the value of each ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the ProFund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed with respect to ProFund shares that have been held less than 16 days. In any year in which it elects to “pass through” foreign taxes to shareholders, a ProFund will notify shareholders within 60 days after the close of the ProFund’s taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of each ProFund’s income flows through to its shareholders. With respect to each ProFund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a ProFund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each ProFund. The foreign tax credit can be applied to offset the alternative minimum tax imposed on corporations and individuals, and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. If the ProFund is not eligible to make the election to “pass-through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce its investment company taxable income, and the distribution by the ProFund will be treated as U.S. source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates which occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a ProFund may elect to treat any foreign currency gain or loss attributable to a forward contract, a futures contract or option as capital gain or loss. Furthermore, a ProFund may elect to treat foreign currency gain or loss arising from certain section 1256 contracts as ordinary in character. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income and may affect the timing and character of distributions. If section 988 losses exceed other investment company taxable income during a taxable year, a ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her ProFund shares.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the ProFund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the ProFund has owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, from the sale of investments that a ProFund has owned (or is treated as having owned) for more than one year that are properly designated by the ProFund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund’s shares. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Capital Gain Dividends are not eligible for the dividends received deduction. Distributions of gains from the sale of investments that a ProFund owned for one year or less will be taxable as ordinary income.

The long term capital gain rates, applicable to non-corporate shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2009.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a ProFund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

If a shareholder has chosen to receive distributions in cash, and the postal (or other delivery) service is unable to deliver checks to the shareholder’s address of record, ProFunds will change the distribution option so that all distributions are automatically reinvested in additional shares. ProFunds will not pay interest on uncashed distribution checks.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund in October, November or December of that year with a record date in such a month and paid by the ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

A dividend or Capital Gain Dividend with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a ProFund as an investment through such plans and the precise effect of an investment on their particular situation.

QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2009, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. The ProFunds do not expect that a significant portion of their distributions will be derived from qualified dividend income.

In general, distributions of investment income designated by a ProFund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such ProFund’s shares. In any event, if the aggregate qualified dividends received by a ProFund during any taxable year are 95% or more of its gross income, then 100% of the ProFund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders at the rate of 28%. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

NON-U.S. SHAREHOLDERS

In general, dividends (other than Capital Gain Dividends) paid by a ProFund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 (the “2004 Act”), until January 1, 2008, the ProFunds are not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, to the extent such distributions are properly designated by the ProFunds, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the ProFunds.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from the ProFund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, until January 1, 2008, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the ProFunds or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the ProFund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective until January 1, 2008, if the ProFund is a U.S. real property holding corporation (as described above) such ProFund’s shares will nevertheless not constitute USRPIs if the ProFund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the

5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g., banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

Each ProFund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund’s shares; the total return on a shareholder’s investment will not be reduced as a result of the ProFund’s distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under recently enacted Treasury Regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the non-money market ProFunds may advertise its historical performance. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Before-Tax Performance. Except for Money Market ProFund, all pre-tax performance advertisements shall include average annual total return quotations for the most recent one, five, and ten-year periods (or life if a ProFund has been in operation less than one of the prescribed periods). Average annual total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge (if any), for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

After-Tax Performance. All after-tax performance is calculated as described in the paragraph above and in addition, takes into account the effect of taxes. After-tax performance is presented using two methodologies. The first deducts taxes paid on distributions. The second deducts taxes paid on distributions and taxes paid upon redemption of ProFund shares. The calculation of after-tax performance assumes the highest individual marginal federal income tax rates currently in effect at the time of the distribution or liquidation. The impact of taxes on the ProFunds’ distributions corresponds to the tax characteristics of the distributions (e.g., ordinary income rate for ordinary income, short-term capital gains distribution rate for short-term capital gains distributions, and long-term capital gains distribution rate for long-term capital gains distributions). State, local or federal alternative minimum taxes are not taken into account, the effect of phase outs of certain exemptions, deductions and credits at various income levels are also not taken into account. Tax rates may vary over the performance measurement period. After-tax returns are not relevant to investors who hold fund shares through tax-deferred arrangements such as qualified retirement plans. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

Standardized total return quotations will be compared separately for each of the Investor Class and Service Class Shares. Because of differences in the fees and/or expenses borne by each of the Investor Class and Service Class Shares, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

YIELD CALCULATIONS

From time to time, Money Market ProFund, U.S. Government Plus ProFund may advertise their “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of Money Market ProFund refers to the income generated by an investment in Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in Money Market ProFund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Money Market ProFund’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in the portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the Board of Trade of the City of New York, Inc., the Nikkei Stock Average, the Paris CAC 40 and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the ProFunds in performance reports, will be drawn from the “Capital Appreciation Funds” grouping for the Bull ProFund, the UltraBull ProFund, the Bear ProFund and the UltraBear ProFund and from the “Small Company Growth Funds” grouping for the OTC ProFund and the UltraOTC ProFund. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds.

Information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, DeAM, Inc. also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but DeAM, Inc. will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

Other Information

The ProFunds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Frank Russell Company, Dow Jones, The Bank of New York, Morgan Stanley or Nihon Keizai Shimbun, Inc. (the “Index Providers”) nor do the Index Providers make any representations regarding the advisability of investing in securities generally or in the ProFunds particularly or in the ability of any of the indices related to such companies, as set forth below (the “Indices”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Citigroup Value Index,” “S&P 500/ Citigroup Growth Index,” “S&P Mid-Cap 400/ Citigroup Growth Index,” “S&P Mid-Cap 400/ Citigroup Value Index,” “S&P Small-Cap 600/ Citigroup Growth Index,” and “S&P Small-Cap 600/ Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. “New York Board of Trade®”, “NYBOT®”, “The U.S. Dollar Index®” and “USDX®” are trademarks or service marks of the Board of Trade of the City of New York, Inc. and are licensed for use by ProFunds. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Russell 2000® Index” is a trademark of the Frank Russell Company. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds or owners of the shares of the ProFunds into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the UltraDow 30 ProFund or Sector ProFunds (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds.

•	Consider the needs of the ProFunds or investors in the ProFunds in determining, composing or calculating their indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds, investors in the ProFunds or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

•	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds or any other third parties.

“BNY,” “The Bank of New York Emerging Markets 50 ADR Index” and “The Bank of New York ADR Index” are service marks of The Bank of New York and have been licensed for use for certain purposes by ProFund Advisors. ProFund Advisors’ trading of securities or calculations based on the Indexes named above are not sponsored, endorsed, sold, recommended or promoted by The Bank of New York or any of its subsidiaries or affiliates, and none of The Bank of New York or any of its subsidiaries or affiliates makes any representation or warranty, express or implied, to the purchasers or owners of any securities or any member of the public regarding the advisability of investing in financial products generally or in the Indexes’ underlying securities particularly, the ability of the ADR Indexes to track market performance or the suitability or appropriateness of the Indexes’ securities for such purchasers, owners or such member of the public. The relationship between The Bank of New York, on one hand, and ProFund Advisors, on the other, is limited to the licensing of certain trademarks and trade names of The Bank of New York and of The Bank of New York Emerging Markets 50 ADR Index and The Bank of New

York ADR Index, which indexes are determined, composed and calculated by The Bank of New York without regard to ProFund Advisors or the Indexes’ underlying securities. Neither The Bank of New York nor any of its subsidiaries or affiliates has any obligation to take the needs of ProFund Advisors or the purchasers or owners of the Indexes’ underlying securities into consideration in determining, composing or calculating the ADR Indexes named above. Neither The Bank of New York nor any of its subsidiaries or affiliates is responsible for, or has participated in, the determination of the timing of, prices at, or quantities of the Indexes’ underlying securities or in the determination or calculation of the equation by which the securities are to be converted into cash. Neither The Bank of New York nor any of its subsidiaries or affiliates has any obligation or liability in connection with the administration, marketing or trading of the Indexes’ underlying securities. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES GUARANTEES THE ACCURACY OR COMPLETENESS OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN, AND NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PROFUND ADVISORS, PURCHASERS OR OWNERS OF THE INDEXES’ UNDERLYING SECURITIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER THE BANK OF NEW YORK NOR ANY OF ITS SUBSIDIARIES OR AFFILIATES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ADR INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE BANK OF NEW YORK OR ANY OF ITS SUBSIDIARIES OR AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds for the fiscal year ended December 31, 2005 are incorporated herein by reference to the Trust’s Annual Report, such Financial Statements having been audited by PricewaterhouseCoopers LLP and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECUTS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of March 31, 2006

Name	Ticker	Type	Industry	Country
AU OPTRONICS CORP	AUO	ADR	Electronics	TAIWAN
BHP BILLITON LTD	BHP	ADR	Mining	AUSTRALIA
CNOOC LTD	CEO	ADR	Oil&Gas	HONG KONG
CHINA MOBILE HK LTD	CHL	ADR	Telecommunications	HONG KONG
CHUNGHWA TELECOM CO LTD	CHT	ADR	Telecommunications	TAIWAN
CREATIVE TECHNOLOGY LTD	CREAF	Common Stock	Computers	SINGAPORE
CTRIP.COM INTERNATIONAL	CTRP	ADR	Internet	CHINA
CHINA YUCHAI INTL LTD	CYD	Common Stock	Auto Parts&Equipment	SINGAPORE
FLEXTRONICS INTL LTD	FLEX	Common Stock	Electronics	SINGAPORE
ICICI BANK LTD	IBN	ADR	Banks	INDIA
INFOSYS TECHNOLOGIES	INFY	ADR	Software	INDIA
KOOKMIN BANK	KB	ADR	Banks	SOUTH KOREA
KOREA ELEC POWER CORP	KEP	ADR	Electric	SOUTH KOREA
KT CORP	KTC	ADR	Telecommunications	SOUTH KOREA
LG.PHILIPS LCD CO LTD	LPL	ADR	Electronics	SOUTH KOREA
NAM TAI ELECTRONICS INC	NTE	Common Stock	Electronics	HONG KONG
NETEASE.COM INC	NTES	ADR	Internet	CHINA
PACIFICNET INC	PACT	Common Stock	Computers	HONG KONG
POSCO	PKX	ADR	Iron/Steel	SOUTH KOREA
PETROCHINA CO LTD	PTR	ADR	Oil&Gas	CHINA
SATYAM COMPUTER SERVICES	SAY	ADR	Software	INDIA
SINA CORP	SINA	Common Stock	Internet	CHINA
SK TELECOM CO LTD	SKM	ADR	Telecommunications	SOUTH KOREA
SHANDA INTERACTIVE ENTER	SNDA	ADR	Internet	CHINA
CHINA PETROLEUM & CHEM	SNP	ADR	Oil&Gas	CHINA
SOHU.COM INC	SOHU	Common Stock	Internet	CHINA
TOMMY HILFIGER CORP	TOM	Common Stock	Apparel	HONG KONG
TAIWAN SEMICONDUCTOR	TSM	ADR	Semiconductors	TAIWAN
UNITED MICROELECTRONICS	UMC	ADR	Semiconductors	TAIWAN
W IPRO LTD	WIT	ADR	Software	INDIA

Eligible countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

A-1

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-“CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds VP,” “Ultra ProFunds VP,” “Inverse ProFunds VP,” “Sector ProFunds VP,” “Inverse Sector ProFunds VP,” “Currency/Bond Benchmarked ProFunds VP” and the ProFund VP Money Market, as follows (each, a “ProFund VP” and collectively, the “ProFunds VP”):

CLASSIC PROFUNDS VP	SECTOR PROFUNDS VP
Bull	Airlines
Mid-Cap	Banks
Small-Cap	Basic Materials
Dow 30	Biotechnology
OTC	Consumer Goods
Large-Cap Value	Consumer Services
Large-Cap Growth	Financials
Mid-Cap Value	Health Care
Mid-Cap Growth	Industrials
Small-Cap Value	Internet
Small-Cap Growth	Leisure Goods
Asia 30	Mobile Telecommunications
Europe 30	Natural Resources
Japan	Oil & Gas
Oil Equipment, Services & Distribution
ULTRA PROFUNDS VP	Pharmaceuticals
Bull Plus	Precious Metals
UltraBull	Real Estate
UltraMid-Cap	Semiconductor
UltraSmall-Cap	Technology
UltraDow 30	Telecommunications
UltraOTC	Utilities
UltraEurope
INVERSE SECTOR PROFUNDS VP
INVERSE PROFUNDS VP
Short Oil & Gas
Bear	Short Precious Metals
Short Mid-Cap	Short Real Estate
Short Small-Cap	Short Utilities
Short Dow 30

Short OTC	CURRENCY/ BOND BENCHMARKED
UltraBear	PROFUNDS VP
UltraShort Mid-Cap	U.S. Government Plus
UltraShort Small-Cap	Rising Rates Opportunity
UltraShort Dow 30	Rising U.S. Dollar
UltraShort OTC	Falling U.S. Dollar

PROFUND VP MONEY MARKET

This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This SAI may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund VP seeks investment results that correspond each day to a specified benchmark. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds VP may be created from time to time.

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (the “Advisor”).

The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Because of the inherent risks in any investment, there can be no assurance that a ProFund VP’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2006 relating to the ProFunds VP (the “Prospectus”), which incorporates this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm included in the annual report of the ProFunds VP for the fiscal year ended December 31, 2005 are incorporated by reference into this SAI. A copy of the Prospectus or annual report is available, without charge, upon request to the address above or by telephone at the numbers above.

The date of this SAI May 1, 2006.

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STATEMENT OF ADDITIONAL INFORMATION

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PROFUNDS VP

ProFunds (the “Trust”) is an open-end management investment company that currently comprises multiple separate series. Sixty-two series are discussed herein, each of which is offered to insurance company separate accounts, and other series may be added in the future. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. All of the ProFunds VP, except for ProFund VP Money Market, are classified as non-diversified. The investments made and the results achieved by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC (“ProFund Advisors” the “Advisor”) acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFunds VP.

GENERAL

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to ProFunds VP by ProFund Advisors, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The investment restrictions of the ProFunds VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees of the ProFunds VP without the approval of shareholders.

It is the policy of the non-money market ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund VP. A ProFund VP is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of the ProFund VP’s objectives. Also, there can be no assurance that any ProFund VP will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the ProFund VP at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and falling markets for the Inverse ProFunds VP, the Inverse Sector ProFunds VP and the ProFund VP Rising Rates Opportunity. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and rising markets for the Inverse ProFunds VP, Inverse Sector ProFunds VP and the ProFund VP Rising Rates Opportunity. For purposes of the ProFund VP Rising U.S. Dollar, “favorable market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of the ProFund VP Falling U.S. Dollar, “favorable market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of the ProFund VP Rising U.S. Dollar, “adverse market conditions” is intended to mean an increase in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar. For purposes of the ProFund VP Falling U.S. Dollar, “adverse market conditions” is intended to mean a decrease in the value of the six foreign currencies represented in the U.S. Dollar Index versus the U.S. dollar.

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INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

A non-money market ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund VP will achieve its investment objective.

Certain ProFunds VP have non-fundamental investment policies obligating any such ProFund VP to commit, under normal market conditions, at least 80% of its assets to investments that, in combination, have economic characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, “assets” includes the ProFund VP’s net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund VP’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund VP’s net assets that are segregated or earmarked on the ProFund VP’s books and records or being used for collateral, as required by applicable regulatory guidance or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in such an investment policy.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with each ProFund VP’s respective benchmark. Rather, the Advisor primarily uses mathematical analysis to determine the investments a non-money market ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation to each non-money market ProFund VP’s benchmark, certain factors will tend to cause a ProFund VP’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

Additional information concerning the characteristics of the investments of the ProFunds VP is set forth below.

EQUITY SECURITIES

The ProFunds VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are particularly sensitive to these market risks.

FOREIGN INVESTMENT RISK

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Special U.S. and foreign tax considerations may apply to a ProFund VP’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in

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securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds VP may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds VP’s receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds VP may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) social, political and economic instability; (ii) the small market for such securities and the low or nonexistent volume of trading, which result in a lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the ProFunds VP’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In any such event, the ProFunds VP could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds VP’s shareholders.

Each non-money market ProFund VP also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

The ProFund VP Europe 30, ProFund VP Asia 30, ProFund VP Japan and ProFund VP UltraEurope are subject to the general risks associated with foreign investment. Because each of these ProFunds VP focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

Exposure to European Companies

Each of the ProFund VP Europe 30 and ProFund VP UltraEurope focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of certain technologies and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

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The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Exposure to Asian Companies

The ProFund VP Asia 30 focuses its investments in securities of companies in the ProFunds Asia 30 Index. Currently, the ProFunds Asia 30 Index comprises companies located or operating in Australia, China, Hong Kong, India, Indonesia, New Zealand, the Philippines, South Korea, Singapore and Taiwan (each an “Asian country” and collectively, “Asian countries”).

Each Asian country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

Certain Asian countries at times have had managed currencies which were maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. Certain Asian countries have also restricted the free conversion of their currency into foreign currencies, including the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997, South Korea’s currency, the “won,” lost 95% of its value against the U.S. dollar.

Investment in companies located in China is subject to significant political risks. China retains a communist political system, but has taken steps to promote economic reforms and transform its economy into a market system. An investment in a company located in China is subject to the risk that (1) political instability may arise as a result of indecisive leadership; (2) hard-line Communists might regain the political initiative; (3) social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and (4) the threat of armed conflict exists over the unresolved situation concerning Taiwan. A number of Asian companies and countries are highly dependent on foreign loans, which may subject them to outside influence by other companies, countries or super-national organizations. For example, in 1997 several Asian countries were forced to negotiate loans from the International Monetary Fund and others that impose strict repayment term schedules and require significant economic and financial restructuring.

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Exposure to Japanese Companies

The ProFund VP Japan invests a large portion of its assets in securities providing economic exposure to companies located or operating in Japan.

The ProFund VP Japan’s performance will be affected by political, social and economic conditions in Japan. In addition, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of Southeast Asian and Chinese economies.

The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities, particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect Japanese equity returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan’s economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan’s economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.
Some companies in the region may have less established shareholder governance and disclosure than standards in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, certain such investments may be vulnerable to unfavorable decisions by management or shareholders.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Trade sanctions or other protectionist measures could adversely impact Japan’s economy. Japan has also experienced natural disasters of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

DEPOSITARY RECEIPTS

Each non-money market ProFund VP may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds VP can avoid currency risks during the settlement period for either purchase or sales.

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In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The non-money market ProFunds VP may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund VP may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

CURRENCY RISK

The ProFunds VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) and in particular, ProFund VP Falling U.S. Dollar, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraEurope, ProFund VP Pharmaceuticals, ProFund VP Precious Metals and ProFund VP Short Precious Metals, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, including “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund VP invests in such currencies, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or ordinary shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund VP, other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage

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loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free income status under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”) and failing to maintain exempt status under the 1940 Act.

FUTURES CONTRACTS AND RELATED OPTIONS

The non-money market ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered.

The ProFunds VP generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity or index. The extent of the ProFund VP’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The non-money market ProFunds VP may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”) with respect to the ProFunds VP and is therefore not subject to CPO registration.

A ProFund VP may “cover” its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the ProFund

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VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently, inverse to the futures contract. A ProFund VP may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the ProFund VP will earmark/segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments whose prices are expected to move relatively consistently with a long position in the futures contract. A ProFund VP may cover long or short positions (marked-to-market on a daily basis) in futures by earmarking or segregating with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

A ProFund VP may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the ProFund VP will earmark/segregate liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A ProFund VP may also cover its sale of a call option by taking positions in instruments, whose prices are expected to move relatively consistently with the call option. A ProFund VP may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the ProFund VP will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A ProFund VP may also cover its sale of a put option by taking positions in instruments whose prices are expected to move relatively consistently with the put option.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

INDEX OPTIONS

The non-money market ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

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Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The non-money market ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund VP’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poor’s (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the American Stock Exchange (“AMEX”), and other exchanges (“Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

The non-money market ProFunds VP may buy and write (sell) options on securities for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is

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required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund VP that writes an option wishes to terminate the ProFund VP’s obligation, the ProFund VP may effect a “closing purchase transaction.” The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option that the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN CURRENCY OPTIONS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP may buy or sell put and call options on foreign currencies, either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a ProFund VP to reduce foreign

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currency risk using such options. OTC options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

FORWARD CURRENCY CONTRACTS

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP may invest in forward currency contracts for investment or risk management purposes. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into on the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP may invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate. For example, the combination of U.S. dollar-denominated instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the ProFunds VP in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP are not required to enter into forward currency contracts for hedging purposes. It is possible, under certain circumstances, that each of these ProFunds VP may have to limit their currency transactions to qualify as a “regulated investment company” under the Internal Revenue Code.

The Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP do not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of their portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP may either sell a portfolio security and make delivery of the currency, or retain the security and terminate their contractual obligation to deliver the currency by buying an “offsetting” contract obligating them to buy, on the same maturity date, the same amount of the currency. If these ProFunds VP engage in an offsetting transaction, they may later enter into a new forward currency contract to sell the currency.

If the Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP engage in offsetting transactions, they will incur a gain or loss, to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date a ProFund VP enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the ProFund VP will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the ProFund VP will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

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Since the Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP invest in money market instruments denominated in foreign currencies, they may hold foreign currencies pending investment or conversion into U.S. dollars. Although the Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP value their assets daily in U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP will convert their holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP at one rate, and offer to buy the currency at a lower rate if the Rising U.S. Dollar or Falling U.S. Dollar ProFund VP tries to resell the currency to the dealer.

Although forward currency contracts may be used by the Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP to try to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if the Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP had not entered into these transactions. Even if the Advisor correctly predicts currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a ProFund VP’s futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the ProFund VP’s futures and currency positions may be caused by differences between the futures and currency markets.

These transactions also involve the risk that the Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP may lose their margin deposits or collateral and may be unable to realize the positive value, if any, of their positions if a bank or broker with whom these ProFunds VP have an open forward position, defaults or becomes bankrupt.

SHORT SALES

The non-money market ProFunds VP may engage in short sales. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends or interest, which accrue during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

The ProFunds VP may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The non-money market ProFunds VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized

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on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the ProFunds VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights ) (the “net amount”).

A ProFund VP’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the non-money market ProFunds VP and the Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund VP’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for the purposes of the ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each non-money market ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during their term. The timing and character of any income, gain or loss recognized by the ProFund VP on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets

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for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFund VP’s transactions in swap agreements.

The use of swaps is a highly specialized activity, which involves investment techniques, and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants such as Currency Exchange Warrants(SM) (“CEWs”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk, which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risks, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs”) are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard”

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securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

STRUCTURED NOTES AND RELATED INSTRUMENTS

Each non-money market ProFund VP may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. Each ProFund VP may invest a significant portion of its assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). Each ProFund VP may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, each ProFund VP may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage, which will serve to magnify the potential for gain and the risk of loss. The Funds may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, the ProFunds VP’s use of structured notes by the ProFunds VP may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that the non-money market ProFunds VP may utilize for investment purposes, as “cover” for other investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The types of instruments that the ProFund VP Money Market may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds VP also may invest if consistent with their investment goal and policies.

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

The non-money market ProFunds VP may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The non-money market ProFunds VP also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each non-money market ProFund VP also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these non-money market ProFunds

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VP employ, or for liquidity purposes. The ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund VP’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund VP’s income when interest rates fall. Of course, a ProFund VP’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each non-money market ProFund VP may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks,

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foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) - represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits - Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances - Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

Each ProFund VP will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a ProFund VP depending on the amount of a bank’s obligations that the ProFund VP holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Asset-Backed Securities

Each ProFund VP may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

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Performance Indexed Paper

Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

Each ProFund VP may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund VP may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund VP may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPs. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings. Each ProFund VP may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund VP’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and

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liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund VP will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid-and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund VP could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a ProFund VP may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund VP to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund VP nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund VP could be required at times to liquidate other investments to satisfy distribution requirements. Each Fund may also invest in STRIPS, which are debt

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securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

UNRATED DEBT SECURITIES. Each ProFund VP may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund VP may invest in mortgage-backed securities, as “cover” for the investment techniques these non-money market ProFunds VP employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund VP will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest

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and principal distributions from a pool of mortgage assets. The ProFunds VP will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund VP may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund VP invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund VP may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

Each ProFund VP may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each ProFund VP to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

The ProFunds VP also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives as “cover” for the investment techniques the ProFunds VP employ or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase

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agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% (10% with respect to ProFund VP Money Market) of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The ProFunds VP may use reverse repurchase agreements as part of each ProFund VP’s investment strategy. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intends to use the reverse repurchase technique only when it will be to the ProFund VP’s advantage to do so. The ProFunds VP will segregate with their custodian bank cash or liquid instruments equal in value to the ProFund VP’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each ProFund VP may invest all or part of the ProFund VP’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The ProFunds VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk but also increases investment opportunity. Since substantially all of a ProFund VP’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Inverse ProFunds VP will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund VP’s assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including weekends and holidays), will reduce the amount of the ProFund VP’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

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Each of the non-money market ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a ProFund VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP’s total assets. Loans would be subject to termination by the lending ProFund VP on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending ProFund VP and that ProFund VP’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each non-money market ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP’s purchase commitments for such when-issued or delayed-delivery securities. Because a ProFund VP will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund VP’s liquidity and the ability of the Advisor to manage a ProFund VP might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP’s shareholders will indirectly bear the ProFund VP’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP ‘s own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP’s own operations.

ILLIQUID SECURITIES

Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933,

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as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (10% with respect to the ProFund VP Money Market) of the ProFund VP’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the “Commission” or the “SEC”), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

At the time of investment, the ProFund VP Money Market’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the ProFund VP Money Market), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the ProFund VP Money Market’s net assets. If changes in the liquidity of certain securities cause the ProFund VP Money Market to exceed such 10% limit, the ProFund VP Money Market will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the ProFund VP Money Market.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP’s liquidity.

PORTFOLIO QUALITY AND MATURITY (PROFUND VP MONEY MARKET)

The ProFund VP Money Market will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the ProFund VP Money Market invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations (“NRSRO”) (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of the Board of Trustees, to be of comparable quality. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by ProFund VP Money Market present minimal credit risks.

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OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (PROFUND VP MONEY MARKET)

ProFund VP Money Market may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks that are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which ProFund VP Money Market invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of ProFund VP Money Market’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, ProFund VP Money Market may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. ProFund VP Money Market may invest more than 25% of its assets in the foreign and domestic bank obligations described above. ProFund VP Money Market’s concentration of its investments in bank obligations will cause ProFund VP Money Market to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix C.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET BACKED SECURITIES (PROFUND VP MONEY MARKET)

COMMERCIAL PAPER. ProFund VP Money Market may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by ProFund VP Money Market must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security), or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by ProFund VP Money Market must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between ProFund VP Money Market and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, ProFund VP Money Market will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically

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rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, ProFund VP Money Market might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. ProFund VP Money Market may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the ProFund VP Money Market’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by the Advisor to be of comparable quality.

CREDIT ENHANCEMENT. Certain of ProFund VP Money Market’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to ProFund VP Money Market and affect ProFund VP Money Market’s share price. ProFund VP Money Market may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. ProFund VP Money Market may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of Trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

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The asset-backed securities in which ProFund VP Money Market may invest are limited to those, which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which ProFund VP Money Market may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if ProFund VP Money Market purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if ProFund VP Money Market purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by ProFund VP Money Market are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

Each ProFund VP’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund VP’s investors. Consequently, it is difficult to estimate what each ProFund VP’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds VP may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFund VPs. In addition, a ProFunds VP portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds VP invest, are excluded from the calculation of portfolio turnover rate.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

CORRELATION AND TRACKING A number of factors may affect the ability of the ProFunds VP to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund VP; (2) less than all of the securities in the index underlying a ProFund VP’s benchmark being held by the ProFund VP and/or securities not included in the index being held by the ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

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LEVERAGE. Ultra ProFunds VP, ProFund VP UltraBear, ProFund VP UltraShort Mid-Cap, ProFund VP UltraShort Small-Cap, ProFund VP UltraShort Dow 30, ProFund VP UltraShort OTC, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity employ leverage as a principal investment strategy and all of the ProFunds VP may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest, which would decrease the ProFund VP’s total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged.

NON-DIVERSIFIED STATUS. Each non-money market ProFund VP is a “non-diversified” series. A non-money market ProFund VP is considered “non-diversified” because a relatively high percentage of the ProFund VP’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

INVESTMENT RESTRICTIONS

Each ProFund VP has adopted certain investment restrictions as fundamental policies which cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund VP as that phrase is defined in the 1940 Act. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund VP present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund VP. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

(i)	(a) Each of ProFund VP UltraOTC, ProFund VP UltraSmall-Cap, ProFund VP Europe 30, ProFund VP Bull, ProFund VP UltraBull, ProFund VP UltraEurope, ProFund VP Bear, ProFund VP UltraBear and ProFund VP UltraShort OTC may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto);

(b) ProFund VP Money Market may invest more than 25% of its total assets, taken at market value at the time of each investment, in the obligations of U.S. and foreign banks and other financial institutions;

(c) Each other ProFund VP not subject to Investment Restriction (i) above may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information to approximately the same extent as its benchmark index; and

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(d) Each non-money market ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

A ProFund VP may not:

(ii)	Make investments for the purpose of exercising control or management.

(iii)	Purchase or sell real estate, except that, to the extent permitted by applicable law, Rising U.S. Dollar and Falling U.S. Dollar ProFunds VP may invest in securities directly or indirectly secured by real estate or interest therein or issued by companies that invest in real estate or interests therein, including REITs.

(iv)	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

(v)	Issue senior securities to the extent such issuance would violate applicable law.

(vi)	Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. A ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the investment policies of the ProFund VP as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(vii)	Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(viii)	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

Subject to the foregoing, each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information. For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds VP (except ProFund VP UltraEurope) are determined as of the close of business of the NYSE (ordinarily, 4:00 p.m. Eastern Time) on each day the NewYork Stock Exchange (“NYSE”) is open for business. The net asset value of the shares of ProFund VP UltraEurope is determined as of the latest close of trading of the three exchanges tracked by the ProFunds Europe Index (ordinarily, 2:00 p.m. Eastern Time) on each day the NYSE, London Stock Exchange, Frankfurt Stock Exchange and Paris Stock Exchange are open for business (see Prospectus for applicable holiday closings).

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To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP’s principal trading market(s) is closed, the value of a ProFund VP’s shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. This may also be the case for each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The net asset value per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP’s assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. When a ProFund VP experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund VP experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund VP. ProFund VP Money Market’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the National Association of Securities Dealers (“NASD”) Official Closing Price for NASD traded securities) If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the net asset value of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the net asset value of a ProFund VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the net asset value of a ProFund VP, may not take place contemporaneously with the determination of the prices of foreign securities used in net asset value calculations.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP) prior to the time at which a ProFund VP calculates net asset value. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

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When the Advisor determines that the price of a security is not readily available or deemed unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

AMORTIZED COST VALUATION

ProFund VP Money Market will use the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by ProFund VP Money Market at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by ProFund VP Money Market will not be reflected in ProFund VP Money Market’s net asset value. The Board of Trustees will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of ProFund VP Money Market are valued fairly in good faith.

ProFund VP Money Market’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act. Under this rule, ProFund VP Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review ProFund VP Money Market’s holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of ProFund VP Money Market’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of ProFund VP Money Market’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause ProFund VP Money Market to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing ProFund VP Money Market’s assets by using available market quotations.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund VP, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be

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allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

The policy of each ProFund VP regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy of each ProFund VP is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Similarly, purchases and sales of securities on behalf of ProFund VP Money Market usually are principal transactions. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement the policies of the ProFunds VP, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

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For the fiscal years ended December 31, 2003, 2004 and 2005, each ProFund VP paid brokerage commissions in the following amounts:

	2003	2004	2005
ProFund VP Bull	$147,088	$230,438	$287,079
ProFund VP Small-Cap	62,231	68,137	48,922
ProFund VP OTC	22,883	25,578	11,036
ProFund VP Large-Cap Value	N/A	18,646	188,105
ProFund VP Large-Cap Growth	N/A	6,415	122,332
ProFund VP Mid-Cap Value	336,366	631,934	1,000,838
ProFund VP Mid-Cap Growth	158,860	227,118	433,822
ProFund VP Small-Cap Value	418,091	616,117	527,426
ProFund VP Small-Cap Growth	224,586	332,294	365,277
ProFund VP Asia 30	193,449	164,694	120,637
ProFund VP Europe 30	152,396	177,151	107,742
ProFund VP Japan	54,675	48,439	40,347
ProFund VP UltraBull	146,415	217,453	202,722
ProFund VP UltraMid-Cap	72,633	123,058	224,331
ProFund VP UltraSmall-Cap	143,045	198,092	177,902
ProFund VP UltraOTC	47,059	51,168	32,013
ProFund VP Bear	66,570	49,666	25,966
ProFund VP Short Mid-Cap	N/A	601	7,622
ProFund VP Short Small-Cap	1,036	10,461	14,068
ProFund VP Short OTC	25,678	43,318	30,424
ProFund VP Banks	43,018	64,795	44,013
ProFund VP Basic Materials	93,072	115,089	108,061
ProFund VP Biotechnology	27,781	35,108	16,474
ProFund VP Consumer Goods	41,383	106,953	47,135
ProFund VP Consumer Services	63,496	42,695	47,549
ProFund VP Financials	61,775	80,548	44,264
ProFund VP Health Care	85,579	88,499	76,910
ProFund VP Industrials	38,951	68,546	41,676
ProFund VP Internet	42,070	18,774	21,965
ProFund VP Oil & Gas	106,352	210,724	200,671
ProFund VP Pharmaceuticals	77,855	62,990	63,185
ProFund VP Precious Metals	-0-	-0-	-0-
ProFund VP Real Estate	201,800	549,439	468,096
ProFund VP Semiconductor	66,110	83,048	37,155
ProFund VP Technology	59,662	47,879	27,303
ProFund VP Telecommunications	102,983	108,456	78,369
ProFund VP Utilities	194,663	175,839	163,352
ProFund VP U.S. Government Plus	4,320	9,483	3,223
ProFund VP Rising Rates Opportunity	8,591	24,285	11,662
ProFund VP Money Market	-0-	-0-	-0-

36

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFunds VP investors.

In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding – whether written or oral – under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFunds VP’s shares. Therefore, in selecting brokers to effect transactions in ProFunds VP portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts.

In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFunds VP, because the ProFunds VP have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect transactions in fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the ProFunds VP, the Advisor and the Distributor from entering into any agreement or other understanding under which the ProFunds VP direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the fund shares.

The Trust is required to identify securities of its “regular brokers or dealers” held by a ProFund VP at the end of its most recently completed fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. During the fiscal year ended December 31, 2005, the following ProFunds VP held securities of regular brokers or dealers to the Trust:

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2005	Name of Broker or Dealer
ProFund VP Bull	6,229,747	Citigroup, Inc.
	3,485,456	J.P. Morgan Chase & Co.
	131,125	Merrill Lynch & Co., Inc.
	932,514	Prudential Financial, Inc.
	316,552	Bear Stearns Cos., Inc

37

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2005	Name of Broker or Dealer
ProFund VP Large-Cap Value	3,504,643	Citigroup, Inc.
	1,985,771	J.P. Morgan Chase & Co.
	895,120	Merrill Lynch & Co., Inc.
	302,481	Lehman Brothers Holdings, Inc.
	241,820	Prudential Financial, Inc.
	163,590	Bear Stearns Cos., Inc
	843,908	The Goldman Sachs Group, Inc.
ProFund VP Large-Cap Growth	303,299	Prudential Financial, Inc.
	227,630	Lehman Brothers Holdings, Inc.

ProFund VP UltraBull	954,924	Citigroup, Inc.
	534,267	J.P. Morgan Chase & Co.
	345,694	Merrill Lynch & Co., Inc.
	142,941	Prudential Financial, Inc.
	48,523	Bear Stearns Cos., Inc

ProFund VP Banks	2,360,500	Citigroup, Inc.
	1,304,610	J.P. Morgan Chase & Co.

ProFund VP Financials	3,351,141	Citigroup, Inc.
	1,845,505	J.P. Morgan Chase & Co.
	752,074	Merrill Lynch & Co., Inc.
	507,938	Prudential Financial, Inc.
	160,356	Bear Stearns Cos., Inc
	664,731	The Goldman Sachs Group, Inc.

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

38

Trustees

Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004)	ProFunds (137) Access One Trust (8)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present); Delancey Investment Group, Inc. (Real Estate Development): Vice President (May 1996 to December 2000)	ProFunds (137) Access One Trust (8)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present)	ProFunds (137) Access One Trust (8)	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Executive Officers

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present April 1997 to February 2003	President of the Advisor (May 1997 to present).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Calvert Group, Ltd.: Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

39

Name, Address, and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Assistant Secretary	Indefinite; April 2006 to present	Assistant Vice President, ProFund Advisors LLC, December 2002 to present; Not employed, November 2002; Vice President, FBR National Bank & Trust May 2000 through October 2002; Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc., October 1995 through October 2002.

Karl W. Saur 100 Summer Street Suite 1500 Boston, MA 02110 Birth Date: 2/61	Assistant Secretary	Indefinite; April 2006 to present	BISYS Fund Services Senior Counsel (May 2005 to present); Vice President and Compliance Manager, Communications, of Putnam Retail Management (July 1997 to March 2004).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present	BISYS Fund Services: Vice President of Financial Services (April 2002 to present); KPMG LLP: Senior Manager (August 1993 to March 2002).

John Danko 3435 Stelzer Road Columbus, OH 43219 Birth Date: 4/67	Vice President	Indefinite; August 1999 to present	BISYS Fund Services: Director of Client Services (February 1997 to present).

Audit Committee

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. The Audit Committee held three (3) meetings during the fiscal year ended December 31, 2005.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds VP, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None

Interested Trustee
Michael L. Sapir	None	$10,001-$50,000

40

As of April 1, 2006, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund VP.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2005.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

•	the Trust;

•	an officer of the Trust;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	the Advisor or the principal underwriter of the ProFunds VP,

•	an officer of the Advisor or the principal underwriter of the ProFunds VP;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

41

Trustee Compensation

For the fiscal year ended December 31, 2005, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$33,641.20	$0	$0	$44,000
Michael C. Wachs, Trustee	$33,641.20	$0	$0	$44,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

*	The Trust, together with other funds in the Fund Complex advised by the Advisor for which a Trustee serves as director or trustee, pays each Independent Trustee compensation for his services as Trustee at the annual rate of $35,000. Trustees also receive $1,500 for attending special meetings and $500 per telephonic meeting. Trustees who are also officers or affiliated persons receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.
**	The Trust does not accrue pension or retirement benefits as part of ProFund VP expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund VP, except ProFund VP UltraEurope and ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. ProFund VP UltraEurope and ProFund VP U.S. Government Plus pay the Advisor a fee at an annualized rate of 0.90% and 0.50%, respectively, of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of the ProFund VP, subject to the general supervision and control of Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds VP since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., who may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as investment advisor to each series of the Access One Trust.

The Advisor may pay, out of its own assets and at no cost to the ProFunds VP, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of a ProFund VP’s shares.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds VP:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year include accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds.

42

ADVISORY FEES

FYE 12/31

	2003		2004		2005
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$823,805	—	$2,141,117	—	$1,830,865	—
ProFund VP Small-Cap	454,879	—	874,527	—	838,991	—
ProFund VP OTC	826,562	—	880,771	—	662,668	—
ProFund VP Large-Cap Value	N/A	N/A	9,312	621	285,720	5,212
ProFund VP Large-Cap Growth	N/A	N/A	3,280	3,280	229,608	—
ProFund VP Mid-Cap Value	174,229	18,877	656,968	—	864,533	—
ProFund VP Mid-Cap Growth	239,972	10,340	356,079	—	595,207	—
ProFund VP Small-Cap Value	298,812	32,795	754,063	—	598,863	—
ProFund VP Small-Cap Growth	443,105	9,415	822,424	—	1,049,119	—
ProFund VP Asia 30	158,792	—	282,889	—	352,164	—
ProFund VP Europe 30	514,551	—	940,777	—	819,666	—
ProFund VP Japan	112,282	—	231,891	—	304,161	—
ProFund VP UltraBull	297,895	72,298	608,427	—	554,442	—
ProFund VP UltraMid-Cap	167,351	19,647	371,068	—	536,657	—
ProFund VP UltraSmall-Cap	407,248	10,951	567,573	—	403,652	—
ProFund VP UltraOTC	486,390	13,134	748,037	—	681,165	—
ProFund VP Bear	874,692	—	470,813	—	506,963	—
ProFund VP Short Mid-Cap	N/A	N/A	355	355	27,362	8,326
ProFund VP Short Small-Cap	6,721	5,417	9,382	3,182	156,987	—
ProFund VP Short OTC	286,937	2,126	392,057	—	312,624	—
ProFund VP Banks	41,841	14,717	111,743	—	63,990	3,680
ProFund VP Basic Materials	73,441	4,566	169,991	—	176,220	—
ProFund VP Biotechnology	169,728	12,263	151,131	—	154,663	—
ProFund VP Consumer Goods	28,462	10,956	109,397	683	77,611	8,863
ProFund VP Consumer Services	29,756	12,377	37,072	9,211	40,579	22,487
ProFund VP Financials	117,814	12,417	214,830	—	183,324	—
ProFund VP Health Care	142,691	10,010	307,706	—	370,780	—
ProFund VP Industrials	26,263	8,016	84,239	1,372	65,103	13,586
ProFund VP Internet	132,426	4,902	143,869	—	121,588	—
ProFund VP Oil & Gas	108,108	13,662	582,401	—	1,138,227	—
ProFund VP Pharmaceuticals	53,121	4,708	82,790	—	91,980	—
ProFund VP Precious Metals	313,550	618	448,263	—	489,752	—
ProFund VP Real Estate	180,712	8,947	481,129	—	413,778	—
ProFund VP Semiconductor	96,372	7,990	80,060	1,155	83,712	—
ProFund VP Technology	155,594	—	183,318	—	134,303	—
ProFund VP Telecommunications	51,642	5,080	115,035	—	73,163	—
ProFund VP Utilities	145,645	12,668	268,132	—	703,040	—
ProFund VP U.S. Government Plus	269,935	3,988	221,154	—	303,112	—
ProFund VP Rising Rates Opportunity	298,038	—	1,284,114	—	1,269,619	—
ProFund VP Money Market	503,125	240,736	266,620	33,628	329,402	—

43

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.73%, 1.78% and 1.35% for ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market, respectively, and 1.98% for all other ProFunds VP, through December 31, 2006. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

44

For the fiscal years ended December 31, 2003, 2004 and 2005, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds VP:

	2003 Recouped	2004 Recouped	2005 Recouped
ProFund VP Bull	$-0-	$-0-	$-0-
ProFund VP Small-Cap	-0-	-0-	-0-
ProFund VP OTC	-0-	27,011	-0-
ProFund VP Large-Cap Value	N/A	-0-	-0-
ProFund VP Large-Cap Growth	N/A	-0-	4,731
ProFund VP Mid-Cap Value	-0-	41,075	4,569
ProFund VP Mid-Cap Growth	-0-	21,484	7,401
ProFund VP Small-Cap Value	-0-	55,430	5,000
ProFund VP Small-Cap Growth	-0-	32,077	-0-
ProFund VP Asia 30	-0-	2,486	-0-
ProFund VP Europe 30	-0-	21,392	-0-
ProFund VP Japan	-0-	2,285	-0-
ProFund VP UltraBull	-0-	30,394	23,162
ProFund VP UltraMid-Cap	-0-	30,109	19,198
ProFund VP UltraSmall-Cap	-0-	52,571	20,000
ProFund VP UltraOTC	-0-	47,426	5,792
ProFund VP Bear	-0-	25,151	9,561
ProFund VP Short Mid-Cap	N/A	-0-	-0-
ProFund VP Short Small-Cap	-0-	-0-	10,181
ProFund VP Short OTC	-0-	2,551	-0-
ProFund VP Banks	-0-	1,059	-0-
ProFund VP Basic Materials	-0-	12,226	-0-
ProFund VP Biotechnology	-0-	12,699	11,545
ProFund VP Consumer Goods	-0-	-0-	-0-
ProFund VP Consumer Services	-0-	-0-	-0-
ProFund VP Financials	-0-	22,697	6,000
ProFund VP Health Care	-0-	24,449	10,064
ProFund VP Industrials	-0-	-0-	-0-
ProFund VP Internet	-0-	7,977	1,800
ProFund VP Oil & Gas	-0-	38,528	11,928
ProFund VP Pharmaceuticals	-0-	5,186	2,858
ProFund VP Precious Metals	-0-	742	-0-
ProFund VP Real Estate	-0-	41,378	3,366
ProFund VP Semiconductor	-0-	-0-	-0-
ProFund VP Technology	-0-	16,690	-0-
ProFund VP Telecommunications	-0-	10,007	-0-
ProFund VP Utilities	-0-	26,401	24,895
ProFund VP U.S. Government Plus	-0-	5,184	-0-
ProFund VP Rising Rates Opportunity	-0-	7,932	-0-
ProFund VP Money Market	-0-	-0-	-0-

45

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds VP,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the ProFunds VP pay to ProFunds Advisors a fee at the annual rate of 0.15% of its average daily net assets.

For the fiscal years ended December 31, 2003, 2004 and 2005, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds VP:

MANAGEMENT SERVICES FEES

FYE 12/31

	2003		2004		2005
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$164,762	—	$428,228	—	$366,175	—
ProFund VP Small-Cap	90,976	—	174,907	—	167,799	—
ProFund VP OTC	165,313	—	176,156	—	132,534	—
ProFund VP Large-Cap Value	N/A	N/A	1,862	124	57,144	1,043
ProFund VP Large-Cap Growth	N/A	N/A	656	656	45,922	—
ProFund VP Mid-Cap Value	34,846	3,776	131,395	—	172,907	—
ProFund VP Mid-Cap Growth	47,995	2,068	71,217	—	119,042	—
ProFund VP Small-Cap Value	59,763	6,559	150,814	—	119,773	—
ProFund VP Small-Cap Growth	88,621	1,883	164,486	—	209,825	—
ProFund VP Asia 30	31,759	—	56,578	—	70,433	—
ProFund VP Europe 30	102,911	—	188,157	—	163,934	—
ProFund VP Japan	22,457	—	46,379	—	60,832	—
ProFund VP UltraBull	59,579	14,460	121,687	—	110,889	—
ProFund VP UltraMid-Cap	33,470	3,929	74,214	—	107,332	—
ProFund VP UltraSmall-Cap	81,450	2,190	113,516	—	80,731	—
ProFund VP UltraOTC	97,278	2,627	149,609	—	136,234	—
ProFund VP Bear	174,939	—	94,164	—	101,393	—
ProFund VP Short Mid-Cap	N/A	N/A	71	71	5,472	1,665
ProFund VP Short Small-Cap	1,344	1,083	1,876	636	31,398	—
ProFund VP Short OTC	57,388	425	78,412	—	62,525	—
ProFund VP Banks	8,368	2,943	22,349	—	12,798	736
ProFund VP Basic Materials	14,688	913	33,999	—	35,244	—
ProFund VP Biotechnology	33,946	2,453	30,226	—	30,933	—
ProFund VP Consumer Goods	5,692	2,191	21,880	136	15,522	1,772
ProFund VP Consumer Services	5,951	2,475	7,415	1,842	8,116	4,498
ProFund VP Financials	23,563	2,483	42,966	—	36,665	—
ProFund VP Health Care	28,538	2,002	61,542	—	74,156	—
ProFund VP Industrials	5,253	1,603	16,848	274	13,021	2,718
ProFund VP Internet	26,485	980	28,774	—	24,318	—
ProFund VP Oil & Gas	21,622	2,732	116,481	—	227,647	—
ProFund VP Pharmaceuticals	10,624	942	16,558	—	18,396	—
ProFund VP Precious Metals	62,710	124	89,653	—	97,951	—
ProFund VP Real Estate	36,143	1,790	96,227	—	82,756	—
ProFund VP Semiconductor	19,275	1,598	16,012	231	16,742	—
ProFund VP Technology	31,119	—	36,664	—	26,861	—
ProFund VP Telecommunications	10,328	1,016	23,007	—	14,633	—
ProFund VP Utilities	29,129	2,534	53,627	—	140,609	—
ProFund VP U.S. Government Plus	80,981	1,196	66,347	—	90,934	—
ProFund VP Rising Rates Opportunity	59,608	—	256,825	—	253,925	—
ProFund VP Money Market	100,625	48,147	53,324	6,726	65,881	—

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

46

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts and, in one case, a pooled investment vehicle. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts as of December 31, 2005, unless otherwise noted.

Name of Portfolio Manager	Number of Registered Investment Company Accounts (Total Assets)	Number of Other Pooled Investment Vehicles (Total Assets)	Number of Other Accounts (Total Assets)
Agustin Fleites	93 $(6,911,396,703)	1 $(26,100,000)	0
George Foster	93 $(6,911,396,703)	1 $(26,100,000)	0
Elisa Petit	35 $(3,654,982,474)	0	0
Michael Neches	49 $(2,236,996,328)	0	0
Howard Rubin	44 $(4,674,400,376)	0	0
Hratch Najarian	49 $(2,236,996,328)	0	0
Christian Saarbach	5 $(727,644,971)	0	0
Erik Benke	33 $(3,575,146,975)	0	0
Adam Croll	33 $(3,575,146,975)	0	0
Ryan Dofflemeyer	5 $(727,644,971)	0	0

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ProFunds family of investment companies as of December 31, 2005 or as otherwise noted.

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Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Agustin Fleites	$0	$0
George Foster	$0	$0
Hratch Najarian	$0	$0
Michael Neches	$0	$0
Elisa Petit	$0	$0
Howard Rubin	$0	$0
Christian Saarbach	$0	$0
Erik Benke	$0	$0
Adam Croll	$0	$0
Ryan Dofflemeyer	$0	$0

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) each have adopted a code of ethics (each, a “COE” and collectively, the “COEs”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds VP. There can be no assurance that the COEs will be effective in preventing such activities. The COEs permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COEs are on file with the SEC and are available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds VP, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly

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reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors - considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors - considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses - considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses - considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.

•	Capital Structure - considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFund VP’s shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

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Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how a ProFund VP voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds web site, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of each ProFund VP’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, BISYS Fund Services, UMB Bank, N.A., ProFunds Distributors, Inc. (collectively, the “Service Providers”) and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds VP or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds VP nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds VP’s Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of a ProFund VP’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will review the Policy annually. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers receive non-standard disclosure.

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds VP. The Administrator provides ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds VP under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

The Trust pays BISYS an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis.

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For the fiscal years ended December 31, 2003, 2004 and 2005, BISYS, as Administrator was paid, and voluntarily waived, administration fees in the following amounts for each of the ProFunds VP:

	ADMINISTRATION FEES FYE 12/31
	2003		2004		2005
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$52,126	—	$94,380	—	$78,799	—
ProFund VP Small-Cap	28,543	—	38,644	—	36,084	—
ProFund VP OTC	52,355	—	38,863	—	28,403	—
ProFund VP Large-Cap Value	N/A	N/A	232	—	12,148	—
ProFund VP Large-Cap Growth	N/A	N/A	97	—	9,651	—
ProFund VP Mid-Cap Value	10,897	—	28,979	—	37,243	—
ProFund VP Mid-Cap Growth	15,081	—	15,680	—	25,474	—
ProFund VP Small-Cap Value	18,574	—	33,160	—	25,837	—
ProFund VP Small-Cap Growth	27,803	—	35,939	—	44,771	—
ProFund VP Asia 30	9,891	—	12,520	—	15,067	—
ProFund VP Europe 30	32,396	—	41,566	—	35,194	—
ProFund VP Japan	7,039	—	10,275	—	12,833	—
ProFund VP UltraBull	18,982	—	26,861	—	23,923	—
ProFund VP UltraMid-Cap	10,475	—	16,303	—	22,958	—
ProFund VP UltraSmall-Cap	25,619	—	24,913	—	17,288	—
ProFund VP UltraOTC	30,743	—	33,261	—	29,245	—
ProFund VP Bear	55,931	—	20,957	—	21,837	—
ProFund VP Short Mid-Cap	N/A	N/A	—	—	1,024	—
ProFund VP Short Small-Cap	360	—	408	—	6,771	—
ProFund VP Short OTC	18,267	—	17,534	—	13,532	—
ProFund VP Banks	2,647	—	4,953	—	2,746	—
ProFund VP Basic Materials	4,571	—	7,501	—	7,597	—
ProFund VP Biotechnology	10,848	—	6,703	—	6,618	—
ProFund VP Consumer Goods	1,796	—	4,842	—	3,361	—
ProFund VP Consumer Services	1,902	—	1,631	—	1,753	—
ProFund VP Financials	7,496	—	9,524	—	7,835	—
ProFund VP Health Care	9,061	—	13,643	—	16,005	--
ProFund VP Industrials	1,636	—	3,709	—	2,803	—
ProFund VP Internet	8,391	—	6,303	—	5,155	—
ProFund VP Oil & Gas	6,858	—	25,759	—	48,840	—
ProFund VP Pharmaceuticals	3,362	—	3,665	—	3,987	—
ProFund VP Precious Metals	19,815	—	19,827	—	20,962	—
ProFund VP Real Estate	11,450	—	21,243	—	17,835	—
ProFund VP Semiconductor	6,036	—	3,542	—	3,574	—
ProFund VP Technology	9,819	—	8,108	—	5,757	—
ProFund VP Telecommunications	3,321	—	5,084	—	3,157	—
ProFund VP Utilities	9,290	—	11,808	—	30,245	—
ProFund VP U.S. Government Plus	26,048	—	14,746	—	19,465	—
ProFund VP Rising Rates Opportunity	18,591	—	56,552	—	54,797	—
ProFund VP Money Market	32,374	—	11,855	—	14,106	—

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Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

BISYS Funds Services, Inc. (“BFSI”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust pays BFSI an annual base fee, plus asset based fees, for its services as fund accounting agent. The asset based fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2003, 2004 and 2005, BFSI, fund accounting agent, was paid fees in the following amounts for each of the ProFunds VP:

	FUND ACCOUNTING FEES FYE 12/31
	2003		2004		2005
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$85,354	—	$134,905	—	$116,494	—
ProFund VP Small-Cap	44,545	—	55,365	—	58,235	—
ProFund VP OTC	86,041	—	55,617	—	42,089	—
ProFund VP Large-Cap Value	N/A	N/A	41,494	—	18,903	—
ProFund VP Large-Cap Growth	N/A	N/A	22,375	—	16,387	—
ProFund VP Mid-Cap Value	16,694	—	316	—	55,497	—
ProFund VP Mid-Cap Growth	23,806	—	129	—	37,770	—
ProFund VP Small-Cap Value	27,446	—	47,243	—	39,265	—
ProFund VP Small-Cap Growth	43,438	—	50,647	—	65,381	—
ProFund VP Asia 30	14,770	—	17,982	—	22,006	—
ProFund VP Europe 30	51,551	—	59,485	—	51,032	—
ProFund VP Japan	10,945	—	14,821	—	18,363	—
ProFund VP UltraBull	32,122	—	38,415	—	38,352	—
ProFund VP UltraMid-Cap	16,098	—	23,189	—	35,371	—
ProFund VP UltraSmall-Cap	40,456	—	35,344	—	29,242	—
ProFund VP UltraOTC	49,668	—	47,550	—	42,532	—
ProFund VP Bear	97,039	—	30,330	—	31,877	—
ProFund VP Short Mid-Cap	N/A	N/A	—	—	1,480	—
ProFund VP Short Small-Cap	641	—	576	—	9,965	—
ProFund VP Short OTC	31,152	—	25,588	—	19,641	—
ProFund VP Banks	4,340	—	7,117	—	4,696	—
ProFund VP Basic Materials	6,620	—	10,719	—	11,424	—
ProFund VP Biotechnology	18,765	—	9,662	—	9,548	—
ProFund VP Consumer Goods	2,906	—	6,990	—	5,952	—
ProFund VP Consumer Services	3,159	—	2,324	—	4,109	—
ProFund VP Financials	12,643	—	13,707	—	13,023	—
ProFund VP Health Care	15,180	—	19,679	—	24,447	—
ProFund VP Industrials	2,451	—	5,311	—	5,576	—
ProFund VP Internet	13,813	—	8,958	—	7,769	—
ProFund VP Oil & Gas	11,363	—	36,945	—	70,401	—
ProFund VP Pharmaceuticals	5,563	—	5,281	—	5,936	—
ProFund VP Precious Metals	32,094	—	28,446	—	29,934	—
ProFund VP Real Estate	18,863	—	30,384	—	26,208	—
ProFund VP Semiconductor	9,305	—	5,079	—	5,588	—
ProFund VP Technology	15,842	—	11,633	—	9,665	—
ProFund VP Telecommunications	5,843	—	7,276	—	4,811	—
ProFund VP Utilities	15,920	—	16,800	—	43,989	—
ProFund VP U.S. Government Plus	46,532	—	21,286	—	28,125	—
ProFund VP Rising Rates Opportunity	28,128	—	80,915	—	79,790	—
ProFund VP Money Market	57,957	—	17,126	—	21,833	—

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Any ProFund not appearing in the chart above had not commenced operations as of December 31, 2005.

BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP and, in general, assists the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds VP, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Funds’ independent registered public accounting firm. PwC provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. PwC’s address is is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds VP. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds VP on a continuous basis. ProFunds Distributors, Inc. receives no compensation from the ProFunds VP for serving as distributor. ProFunds Distributors, Inc.’s address is 3435 Stelzer Road, Columbus, Ohio 43219.

DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the ProFunds VP may reimburse or compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a

53

portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to reimburse or compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities’ fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

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For the fiscal year ended December 31, 2005, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the ProFund VP:

Fund	Paid	Waived
ProFund VP Bull	$610,288	—
ProFund VP Small-Cap	279,664	—
ProFund VP OTC	220,889	—
ProFund VP Large-Cap Value	95,233	—
ProFund VP Large-Cap Growth	76,541	—
ProFund VP Mid-Cap Value	288,178	—
ProFund VP Mid-Cap Growth	198,402	—
ProFund VP Small-Cap Value	199,595	—
ProFund VP Small-Cap Growth	349,680	—
ProFund VP Asia 30	117,388	—
ProFund VP Europe 30	273,222	—
ProFund VP Japan	101,387	—
ProFund VP UltraBull	184,595	—
ProFund VP UltraMid-Cap	178,859	—
ProFund VP UltraSmall-Cap	134,524	—
ProFund VP UltraOTC	226,758	—
ProFund VP Bear	168,919	—
ProFund VP Short Mid-Cap	8,838	—
ProFund VP Short Small-Cap	52,236	—
ProFund VP Short OTC	104,122	—
ProFund VP Banks	21,330	—
ProFund VP Basic Materials	58,740	—
ProFund VP Biotechnology	51,554	—
ProFund VP Consumer Goods	25,870	—
ProFund VP Consumer Services	13,526	—
ProFund VP Financials	61,108	—
ProFund VP Health Care	123,593	—
ProFund VP Industrials	21,701	—
ProFund VP Internet	40,526	—
ProFund VP Oil & Gas	379,409	—
ProFund VP Pharmaceuticals	30,660	—
ProFund VP Precious Metals	163,251	—
ProFund VP Real Estate	137,926	—
ProFund VP Semiconductor	27,904	—
ProFund VP Technology	44,768	—
ProFund VP Telecommunications	24,388	—
ProFund VP Utilities	234,347	—
ProFund VP U.S. Government Plus	151,291	—
ProFund VP Rising Rates Opportunity	423,098	—
ProFund VP Money Market	106,461	—

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Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Because of the relatively higher volume of transactions in ProFunds VP, generally, ProFunds VP are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds VP, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.

Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund VP.

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For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.50% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

For the fiscal years ended December 31, 2003, 2004 and 2005, each ProFund VP listed below paid the following administrative services fees:

	ADMINISTRATIVE SERVICE FEES FYE 12/31
	2003	2004	2005
ProFund VP Bull	$415,810	$1,204,825	$1,024,439
ProFund VP Small-Cap	146,571	291,507	279,288
ProFund VP OTC	551,575	587,461	441,047
ProFund VP Large-Cap Value	N/A	2,081	186,471
ProFund VP Large-Cap Growth	N/A	935	149,769
ProFund VP Mid-Cap Value	116,251	438,306	575,971
ProFund VP Mid-Cap Growth	160,080	237,487	396,787
ProFund VP Small-Cap Value	199,365	497,456	393,029
ProFund VP Small-Cap Growth	295,631	546,954	686,891
ProFund VP Asia 30	105,966	188,196	226,622
ProFund VP Europe 30	303,570	539,745	461,609
ProFund VP Japan	74,874	154,582	202,876
ProFund VP UltraBull	184,739	357,359	322,040
ProFund VP UltraMid-Cap	102,501	234,834	351,643
ProFund VP UltraSmall-Cap	260,330	361,588	259,842
ProFund VP UltraOTC	314,953	491,262	446,704
ProFund VP Bear	574,493	306,066	333,722
ProFund VP Short Mid-Cap	N/A	189	17,696
ProFund VP Short Small-Cap	15	1,584	102,670
ProFund VP Short OTC	186,764	255,216	203,615
ProFund VP Banks	27,910	74,348	42,623
ProFund VP Basic Materials	49,091	113,082	117,331
ProFund VP Biotechnology	113,234	100,835	103,090
ProFund VP Consumer Goods	18,984	72,955	51,717
ProFund VP Consumer Services	20,001	24,733	27,019
ProFund VP Financials	68,871	121,999	104,914
ProFund VP Health Care	86,974	186,443	228,476
ProFund VP Industrials	17,527	56,183	43,402
ProFund VP Internet	88,326	95,835	81,056
ProFund VP Oil & Gas	72,119	387,576	758,620
ProFund VP Pharmaceuticals	35,297	55,129	61,197
ProFund VP Precious Metals	209,260	298,827	326,409
ProFund VP Real Estate	115,392	314,675	273,790
ProFund VP Semiconductor	64,309	53,397	55,813
ProFund VP Technology	78,361	94,415	71,088
ProFund VP Telecommunications	34,575	76,417	48,664
ProFund VP Utilities	97,145	178,342	468,592
ProFund VP U.S. Government Plus	269,505	220,170	296,076
ProFund VP Rising Rates Opportunity	178,963	699,790	659,132
ProFund VP Money Market	1,965	2,889	3,772

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Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2005.

COSTS AND EXPENSES

Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, without limitation: the investment advisory fee, the management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the ProFunds VP are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFund VP’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFund VP’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

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CAPITALIZATION

As of April 1, 2006, no person owned of record, or to the knowledge of management, beneficially owned, five percent or more of the outstanding shares of a ProFund VP except as set forth below (ProFunds VP are listed in alphabetical order):

Fund/Class	No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP ASIA 30

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	1837219.803	94.76%

JEFFERSON PILOT FINANCIALINSURANCE COM
ONE GRANITE PLACE 1S 03
CONCORD NH 03301
	100013.992	5.16%
PROFUND VP BANKS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	268698.662	99.91%

PROFUND VP BASIC MATERIALS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	862039.230	99.98%

PROFUND VP BEAR

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	1502218.129	97.49%

PROFUND VP BIOTECHNOLOGY

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	997038.839	99.74%

PROFUND VP BULL

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	5365575.616	71.31%

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR
W CHESTER PA 19380
	2125901.429	28.25%
PROFUND VP CONSUMER GOODS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	234061.600	100.00%

PROFUND VP CONSUMER SERVICES

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	139363.846	100.00%

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PROFUND VP EUROPE 30

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	3415137.537	68.74%

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR
W CHESTER PA 19380
	1384980.983	27.88%
PROFUND VP FINANCIALS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	1434295.195	87.44%

JEFFERSON PILOT FINANCIAL INSURANCE COM
ONE GRANITE PLACE 1S 03
CONCORD NH 03301
	197066.785	12.01%
PROFUND VP HEALTH CARE

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	1158203.432	89.72%

JEFFERSON PILOT FINANCIAL INSURANCE COM
ONE GRANITE PLACE 1S 03
CONCORD NH 03301
	121286.910	9.40%
PROFUND VP INDUSTRIALS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	880618.634	100.00%

PROFUND VP INTERNET

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	208704.277	100.00%

PROFUND VP JAPAN

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	2511422.258	99.99%

PROFUND VP LARGE CAP GROWTH

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	2093802.959	99.33%

PROFUND VP LARGE CAP VALUE

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	2033167.987	98.63%

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PROFUND VP MID-CAP GROWTH
AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	3204281.341	99.96%

PROFUND VP MID-CAP VALUE

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	2931463.094	99.35%

PROFUND VP MONEY MARKET

SUN LIFE ASSURANCE COMPANY OF CANADA-US
ONE SUN LIFE EXECUTIVE PARK
WELLESLEY HILLS MA 02481	101334281.743	60.98%

CANADA LIFE INS CO OF AMERICA
8515 E ORCHARD ROAD
GREENWOOD VILLAGE CO 80111
	45144640.140	27.17%
AMERITAS VARIABLE LIFE INSURANCE COMPANY
5900 ‘O’ STREET
LINCOLN NE 68510
	18007912.340	10.84%
PROFUND VP OIL & GAS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	3240764.133	99.71%

PROFUND VP OTC

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	5891066.307	99.61%

PROFUND VP PHARMACEUTICALS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	687515.682	100.00%

PROFUND VP PRECIOUS METALS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	3039494.551	99.91%

PROFUND VP REAL ESTATE

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	1484887.761	99.38%

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PROFUND VP RISING RATES OPPORTUNITY

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	3972124.320	52.79%

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR
W CHESTER PA 19380
	2929780.555	38.94%
MONY LIFE INSURANCE COMPANY OF AMERICA
1740 BROADWAY MD 6-36
NEW YORK NY 10019
	484512.068	6.44%
PROFUND VP SEMICONDUCTOR

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	524680.015	100.00%

PROFUND VP SHORT MID-CAP

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	98328.954	95.93%

PROFUND VP SHORT OTC

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	1719695.133	98.98%

PROFUND VP SHORT SMALL-CAP

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	360660.871	99.85%

PROFUND VP SMALL-CAP

ING USA ANNUITY AND LIFE INSURANCE CO
1475 DUNWOODY DR
W CHESTER PA 19380
	3507802.439	99.19%
PROFUND VP SMALL-CAP GROWTH

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	4605786.762	97.94%

PROFUND VP SMALL-CAP VALUE

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	2715540.320	97.14%

PROFUND VP TECHNOLOGY

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	947850.206	77.57%

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JEFFERSON PILOT FINANCIAL INSURANCE COM
ONE GRANITE PLACE 1S 03
CONCORD NH 03301
	272100.004	22.27%
PROFUND VP TELECOMMUNICATIONS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	2420533.234	99.96%

PROFUND VP U.S. GOVERNMENT PLUS

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	1575435.462	97.85%

PROFUND VP ULTRA MID-CAP

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	3052487.120	99.23%

PROFUND VP ULTRABULL

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	1722650.077	78.42%

MONY LIFE INSURANCE COMPANY OF AMERICA
1740 BROADWAY MD 6-36
NEW YORK NY 10019	364972.271	16.62%

PROFUND VP ULTRAOTC

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	1716524.238	98.88%

PROFUND VP ULTRASMALL-CAP

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	3489029.399	98.39%

PROFUND VP UTILITIES

AMERICAN SKANDIA LIFE ASSURANCE CORP
PO BOX 883
ONE CORPORATE DRIVE
SHELTON CT 064840883	2088394.530	100.00%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a ProFund VP may be deemed a “control person” (as defined in the 1940 Act) of the ProFund VP and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund VP.

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TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company “segregated asset accounts” will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax aspects of an investment in such a ProFund VP.

Taxation of the Fund. Each of the ProFunds VP intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the assets of the ProFund VP is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the total assets of the ProFund VP and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (x) the securities (other than those of the U.S. Government or the regulated investment companies) of any one issuer or of two or more issuers which such ProFund VP controls and which are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below). In the case of each ProFund VP’s investments in loan participations, such ProFund VP shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in (a) in the paragraph above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the Qualifying Income described in (a) in the paragraph above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) in the paragraph above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

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As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

If a ProFund VP failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described above, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the ProFund VP could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

As described in the Prospectus, the ProFunds VP Rising and Falling U.S. Dollar intend to achieve their investment objective by having significant exposure to foreign currencies and by taking positions significantly in forward currency contracts. As described above, at least 90% of a fund’s gross income for each taxable year must be Qualifying Income. The Code grants the Secretary of the Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as Qualifying Income in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively. If a ProFund were to fail to qualify as a regulated investment company in any year, then the ProFund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act (in the case of ProFund VP Money Market) and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, these regulations are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the ProFund VP may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a ProFund VP to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain

65

circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holders’ control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, ProFunds VP are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, energy stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks, energy stocks, and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations recently proposed by the Treasury Department relating to §817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in ProFunds VP described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as ProFunds VP, and such guidance could affect the treatment of the ProFunds VP described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the

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period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a ProFund VP may be subject to substantial short-term changes.

YIELD CALCULATIONS

From time to time, ProFund VP Money Market may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of ProFund VP Money Market refers to the income generated by an investment in ProFund VP Money Market over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in ProFund VP Money Market is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in ProFund VP Money Market’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of ProFund VP Money Market should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund VP may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund VP may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the Board of Trade of the City of New York, Inc. and the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP’s investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

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Further information about the performance of the ProFunds VP will be contained in the ProFunds’ VP annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

Other Information

The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Philadelphia Stock Exchange, the Frank Russell Company or Dow Jones, and neither Standard & Poor’s, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company make any representations regarding the advisability of investing in securities generally or in the ProFunds VP particularly or in the ability of any of the indices related to such companies, as set forth below (the “Indices”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Citigroup Value Index,” “S&P 500/Citigroup Growth Index,” “S&P Mid-Cap 400/Citigroup Growth Index,” “S&P Mid-Cap 400/Citigroup Value Index,” “S&P Small-Cap 600/Citigroup Growth Index,” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc., “New York Board of Trade®”, “NYBOT”, “The U.S. Dollar Index®” and “USDX®” are trademarks or service marks of the Board of Trade of the City of New York, Inc. and have been licensed for use by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Philadelphia Stock ExchangeTM Gold/Silver SectorSM Index” is a service mark of the Philadelphia Stock Exchange. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the ProFund VP UltraDow 30 or Sector ProFunds VP (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds VP or any other securities.

68

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

•	Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•	The results to be obtained by the ProFunds VP, investors in the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

•	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 2005 are incorporated herein by reference to the respective Annual Report of the ProFunds VP, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of March 31, 2006

Name	Ticker	Type	Industry	Country
AU OPTRONICS CORP	AUO	ADR	Electronics	TAIWAN
BMP BILLITON LTD	BHP	ADR	Mining	AUSTRALIA
CNOOC LTD	CEO	ADR	Oil&Gas	HONG KONG
CHINA MOBILE HK LTD	CHL	ADR	Telecommunications	HONG KONG
CHUNGHWA TELECOM CO LTD	CHT	ADR	Telecommunications	TAIWAN
CREATIVE TECHNOLOGY LTD	CREAF	Common Stock	Computers	SINGAPORE
CTRIP.COM INTERNATIONAL	CTRP	ADR	Internet	CHINA
CHINA YUCHAI INTL LTD	CYD	Common Stock	Auto Parts&Equipment	SINGAPORE
FLEXTRONICS INTL LTD	FLEX	Common Stock	Electronics	SINGAPORE
ICICI BANK LTD	IBN	ADR	Banks	INDIA
INFOSYS TECHNOLOGIES	INFY	ADR	Software	INDIA
KOOKMIN BANK	KB	ADR	Banks	SOUTH KOREA
KOREA ELEC POWER CORP	KEP	ADR	Electric	SOUTH KOREA
KT CORP	KTC	ADR	Telecommunications	SOUTH KOREA
LG.PHILIPS LCD CO LTD	LPL	ADR	Electronics	SOUTH KOREA
NAM TAI ELECTRONICS INC	NTE	Common Stock	Electronics	HONG KONG
NETEASE.COM INC	NTES	ADR	Internet	CHINA
PACIFICNET INC	PACT	Common Stock	Computers	HONG KONG
POSCO	PKX	ADR	Iron/Steel	SOUTH KOREA
PETROCHINA CO LTD	PTR	ADR	Oil&Gas	CHINA
SATYAM COMPUTER SERVICES	SAY	ADR	Software	INDIA
SINA CORP	SINA	Common Stock	Internet	CHINA
SK TELECOM CO LTD	SKM	ADR	Telecommunications	SOUTH KOREA
SHANDA INTERACTIVE ENTER	SNDA	ADR	Internet	CHINA
CHINA PETROLEUM & CHEM	SNP	ADR	Oil&Gas	CHINA
SOHU.COM INC	SOHU	Common Stock	Internet	CHINA
TOMMY HILFIGER CORP	TOM	Common Stock	Apparel	HONG KONG
TAIWAN SEMICONDUCTOR	TSM	ADR	Semiconductors	TAIWAN
UNITED MICROELECTRONICS	UMC	ADR	Semiconductors	TAIWAN
WIPRO LTD	WIT	ADR	Software	INDIA

Eligible countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

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APPENDIX B

PROFUNDS ASIA 30 INDEX

As of March 31, 2006

Name	Ticker	Type	Industry	Country
AU OPTRONICS CORP	AUO	ADR	Electronics	TAIWAN
BHP BILLITON LTD	BHP	ADR	Mining	AUSTRALIA
CNOOC LTD	CEO	ADR	Oil&Gas	HONG KONG
CHINA MOBILE HK LTD	CHL	ADR	Telecommunications	HONG KONG
CHUNGHWA TELECOM CO LTD	CHT	ADR	Telecommunications	TAIWAN
CREATIVE TECHNOLOGY LTD	CREAF	Common Stock	Computers	SINGAPORE
CTRIP.COM INTERNATIONAL	CTRP	ADR	Internet	CHINA
CHINA YUCHAI INTL LTD	CYD	Common Stock	Auto Parts&Equipment	SINGAPORE
FLEXTRONICS INTL LTD	FLEX	Common Stock	Electronics	SINGAPORE
ICICI BANK LTD	IBN	ADR	Banks	INDIA
INFOSYS TECHNOLOGIES	INFY	ADR	Software	INDIA
KOOKMIN BANK	KB	ADR	Banks	SOUTH KOREA
KOREA ELEC POWER CORP	KEP	ADR	Electric	SOUTH KOREA
KT CORP	KTC	ADR	Telecommunications	SOUTH KOREA
LG.PHILIPS LCD CO LTD	LPL	ADR	Electronics	SOUTH KOREA
NAM TAI ELECTRONICS INC	NTE	Common Stock	Electronics	HONG KONG
NETEASE.COM INC	NTES	ADR	Internet	CHINA
PACIFICNET INC	PACT	Common Stock	Computers	HONG KONG
POSCO	PKX	ADR	Iron/Steel	SOUTH KOREA
PETROCHINA CO LTD	PTR	ADR	Oil&Gas	CHINA
SATYAM COMPUTER SERVICES	SAY	ADR	Software	INDIA
SINA CORP	SINA	Common Stock	Internet	CHINA
SK TELECOM CO LTD	SKM	ADR	Telecommunications	SOUTH KOREA
SHANDA INTERACTIVE ENTER	SNDA	ADR	Internet	CHINA
CHINA PETROLEUM & CHEM	SNP	ADR	Oil&Gas	CHINA
SOHU.COM INC	SOHU	Common Stock	Internet	CHINA
TOMMY HILFIGER CORP	TOM	Common Stock	Apparel	HONG KONG
TAIWAN SEMICONDUCTOR	TSM	ADR	Semiconductors	TAIWAN
UNITED MICROELECTRONICS	UMC	ADR	Semiconductors	TAIWAN
WIPRO LTD	WIT	ADR	Software	INDIA

ELIGIBLE COUNTRIES INCLUDE AUSTRALIA, NEW ZEALAND, HONG KONG, INDONESIA, MALAYSIA, PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, THAILAND, INDIA, AND CHINA.

71

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

A-1

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRs”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The price return characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

B-1

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-”CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

BISYS

100 Summer Street, Suite 1500

Boston, Massachusetts 02110

April 28, 2006

VIA ELECTRONIC TRANSMISSION

Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC 20549

Attn: Filing Desk

Re:	ProFunds
File Nos. 333-28339, 811-08239
Rule 497(c) Filing

Dear Ladies and Gentlemen:

As Administrator on behalf of ProFunds, pursuant to Rule 497(c) under the Securities Act of 1933, as amended, submitted herewith electronically via EDGAR, please find (i) the Prospectus for the Investor and Service Class Shares of ProFunds, and (ii) the Statement of Additional Information for the variable annuity series of ProFunds (i.e., ProFunds VP) dated May 1, 2006.

Questions related to this filing should be directed to my attention at (617) 824-1214 or, in my absence, to Stephenie Adams, ProFund Advisors LLC at (240) 497-6507.

Sincerely,

/s/ Michael Lawlor
Michael Lawlor Assistant Counsel

cc:	Stephenie Adams
John Loder, Esq.